PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in the Aetna variable funds. We are pleased to bring you this annual report on the portfolios you have chosen to help you along the road to your investment goals.

Let's recap the market during the report period, calendar year 1999. As we approached the start of 1999, high market volatility in the U.S. plus significant economic problems outside the U.S. created anxiety in the markets. However, shortly into the year, fears began to abate and the financial market environment improved. By mid-year, emerging markets began to rebound. European performance offered hope for its best potential in a decade. An early-year economic improvement in Japan had been initially viewed as a short-term statistical anomaly. However, by summer, improving private-sector demand suggested that Japan's recovery might last.

On June 30, the Federal Reserve raised short-term interest rates - the first of three times during the year. This initially led to a sell-off in U.S. bond markets and a flattening of equity-market returns. In fact, the U.S. market as a whole produced negative returns for the third calendar quarter. Still, the U.S. economy continued to show signs of steadiness and vigor.

By the close of the year, the U.S. stock market broke through to new all-time highs. The Dow Jones Industrial Average, Standard & Poor's 500 Index and Russell 2000 Index were all up more than 20% for 1999. And the technology-laden NASDAQ Composite soared 85.6% in 1999. Today, leading economic reports indicate that the U.S. economy is growing robustly - and still without generating an acceleration in inflation.

At the Aetna Variable Annuity Funds and its advisor, Aeltus Investment Management, Inc., we strive to continuously improve our products and services. Here are some highlights of our efforts since we last wrote to you:

      o THREE NEW GET FUNDS - SERIES D, E AND G - were successfully launched in 1999. These innovative total-return funds offer investors participation in the equity markets while providing the downside protection of guaranteeing the return of their initial investment. GET H is open to investment until March 14, 2000.

      o OUR Y2K TECHNOLOGY MANAGEMENT EFFORTS WERE HUGELY SUCCESSFUL. Over New Year's weekend, we conducted a series of quality control checks on all of our systems, the culmination of a more than two year comprehensive preventative management project. We are pleased to tell you that all of our business systems are operating without incident and on schedule. Your account information is up-to-date and our customer service and access technology are all functioning normally.

As we start a new year - and a new millennium - you have our continued commitment to bringing you our best in products and services. We wish you a prosperous new year.



Sincerely,


/s/ J. Scott Fox

J. Scott Fox
President

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter......................................................i
CAPITAL APPRECIATION PORTFOLIOS:
Investment Review.......................................................1
Portfolios of Investments:
 Aetna Growth VP.......................................................14
 Aetna International VP................................................16
 Aetna Small Company VP................................................19
 Aetna Value Opportunity VP............................................21
Statements of Assets and Liabilities...................................22
Statements of Operations...............................................24
Statements of Changes in Net Assets....................................26
Notes to Financial Statements..........................................30
Additional Information.................................................35
Financial Highlights...................................................37
Independent Auditors' Report...........................................41
GROWTH & INCOME PORTFOLIOS:
Investment Review......................................................42
Portfolios of Investments:
 Aetna Balanced VP.....................................................52
 Aetna Growth and Income VP............................................60
 Aetna Real Estate Securities VP.......................................69
Statements of Assets and Liabilities...................................70
Statements of Operations...............................................71
Statements of Changes in Net Assets....................................72
Notes to Financial Statements..........................................75
Additional Information.................................................81
Financial Highlights...................................................82
Independent Auditors' Report...........................................85
INCOME PORTFOLIOS:
Investment Review......................................................86
Portfolios of Investments:
 Aetna Bond VP.........................................................94
 Aetna High Yield VP...................................................96
 Aetna Money Market VP.................................................98
Statements of Assets and Liabilities..................................100
Statements of Operations..............................................101
Statements of Changes in Net Assets...................................102
Notes to Financial Statements.........................................105
Additional Information................................................110
Financial Highlights..................................................111
Independent Auditors' Report..........................................114

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TABLE OF CONTENTS
--------------------------------------------------------------------------------

GET FUNDS:
Investment Review.....................................................115
Portfolios of Investments:
 Series C.............................................................127
 Series D.............................................................133
 Series E.............................................................139
 Series G.............................................................145
 Series H.............................................................151
Statements of Assets and Liabilities..................................152
Statements of Operations..............................................154
Statements of Changes in Net Assets...................................156
Notes to Financial Statements.........................................161
Additional Information................................................165
Financial Highlights..................................................166
Independent Auditors' Report..........................................171

                                                                 Aetna Growth VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Growth VP                            12/13/96  12/31/96                              12/31/97                              12/31/98
Aetna Growth VP                        10,000    10,146    9,846    11,780   14,139    13,510   15,701    16,607   14,939    18,580
S&P 500 Index                          10,000    10,165   10,437    12,259   13,178    13,556   15,447    15,957   14,369    17,430

Growth VP                                                         12/31/99
Aetna Growth VP                        19,816    21,130   20,359    25,103
S&P 500 Index                          18,298    19,588   18,363    21,096

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                      Inception Date    1 Year    Inception
                   ------------------------------------------
                        12/13/96        34.97%      35.20%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA GROWTH VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth VP (Growth) generated a total return of 34.97%, net of fund expenses, for the year ended December 31, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 21.04% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The equity markets began 1999 focused on the recovery of the Latin American and Asian economies as well as the strengthening of major global economies. This positive outlook translated into strong equity market performance, especially for large-cap growth stocks, which experienced better-than-expected earnings-per-share growth. (A company's capitalization is determined by multiplying the number of shares outstanding by the current price per share.)

As we entered the second half of the year, continued domestic and international economic strength, combined with rising commodity prices, gave rise to fears of inflationary pressure. In response to those fears, the Federal Reserve Bank enacted three interest-rate increases, thereby raising short-term interest rates to 5.50%. The 30-year bond yield rose during the year from 5.09% to 6.48%. Despite a less-favorable interest-rate environment and concerns about Y2K-associated earnings disruptions, company earnings reports remained strong and propelled the equity market to new highs.


                                                      See Definition of Terms. 1

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE IN THE PAST TWELVE
MONTHS?

The Portfolio's investments in the technology sector were the primary driver of performance during the year, contributing more than half of the excess return over the benchmark. The Portfolio's holdings in healthcare and commercial services also contributed to results. Significant contributions to performance came from internet service provider America Online, as well as from the telephone equipment manufacturers and data service providers such as Tellabs, QUALCOMM and Nokia. Robust demand for internet services and wireless and digital products drove earnings and growth rates higher during the year.

The Portfolio's investments in the biotechnology sector - specifically Amgen, Biogen and Idec Pharmaceuticals - produced above-market returns as these companies experienced strong earnings growth and positive product-pipeline news.

Investments in securities such as Young and Rubicam and Omnicom Group in commercial services drove this sector's outperformance. Both of these advertising companies benefited from industry consolidation, cost savings, and increased advertising expenditures. Rising advertisement spending was driven by an increase in classified advertising due to the tight labor market, the millennium celebration, and more important, the internet.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As the new millennium dawns, the equity market remains focused on many of the same issues that plagued the second half of 1999. While the fear of earnings disappointments from higher interest rates and Y2K disruptions did not materialize, inflationary pressures do appear to be real. Rising inflation could lead to a further increase in interest rates. Companies whose earnings are sensitive to higher interest rates - such as financials, retailers and home builders - may exhibit weak stock performance over the near term, while stocks whose earnings are not as exposed to higher rates could continue to outperform.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY     % OF      OVER/(UNDER)
SECTOR                              INVESTMENTS    S&P 500     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         2.0%         3.0%        (1.0)%
Commercial Services                     5.2%         1.2%         4.0%
Consumer Discretionary                 12.1%        11.8%         0.3%
Consumer Non-Discretionary              1.8%         6.3%        (4.5)%
Energy                                  4.3%         6.0%        (1.7)%
Finance                                10.1%        12.6%        (2.5)%
Healthcare                             10.8%         9.3%         1.5%
Manufacturing                           9.9%         9.5%         0.4%
Technology                             37.2%        30.8%         6.4%
Utilities                               6.6%         9.5%        (2.9)%


2  See Definition of Terms.

----------------------------------------------
                                     % OF NET
TOP TEN EQUITY HOLDINGS               ASSETS
----------------------------------------------
Microsoft Corp.                        4.4%
General Electric Co.                   4.2%
Citigroup, Inc.                        4.0%
Young and Rubicam, Inc.                3.5%
Motorola, Inc.                         3.1%
CBS Corp.                              3.0%
Cisco Systems, Inc.                    2.8%
QUALCOMM, Inc.                         2.7%
Wal-Mart Stores, Inc.                  2.7%
American International Group, Inc.     2.4%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                                                      See Definition of Terms. 3

                                                          Aetna International VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

International VP                     12/22/97  12/31/97                              12/31/98                              12/31/99
Aetna International VP                 10,000    10,270   12,030    12,521   10,549    12,213   12,686    13,476   14,074    18,479
MSCI EAFE Index                        10,000    10,190   11,698    11,830   10,156    12,263   12,442    12,767   13,336    15,610

                   ------------------------------------------
                          Average Annual Total Returns
                     for the period ended December 31, 1999*
                   ------------------------------------------
                      Inception Date    1 Year    Inception
                   ------------------------------------------
                         12/22/97       51.33%      35.44%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA INTERNATIONAL VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna International VP (International) generated a 51.33% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Morgan Stanley International-Europe, Australia and Far East (MSCI EAFE) Index(b), returned 27.30% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Economic factors around the world were strong during the last year. By year-end 1999, many economists were raising economic growth rates world-wide and citing solid synchronized growth. The International Monetary Fund growth outlook for 2000 is now 3.5%, compared with 2.5% in 1998.

In October 1998, world stock markets began an amazing rebound from a Russian crisis and the Asian currency crisis. In January 1999, world markets continued their rebound. In over 100 countries, interest rates were slashed; of which the resulting excess liquidity helped propel equity markets. Also in January, Brazil devalued its currency, but investors anticipated the event. At the same time, much of the excess leverage that existed in the Asian currencies had evaporated. Asian economies (excluding Japan) experienced a "V" recovery (a rapid increase following a sharp decline) as Korea led the way with 30% year-over-year industrial product growth.


4  See Definition of Terms.

With much fanfare, the European Euro arrived on the scene on January 1, 1999. The Euro provides more possibilities of long-term benefits in promoting trading of goods and services. The Euro is a long-term positive for European stocks, and investors will reward companies that can adapt well to this changing regulatory environment.

In 1999, investors began to believe the Japanese restructuring story. Japan avoided a banking collapse, and government fiscal programs placed a floor on its dwindling economy. Economic predictions for another year of strong negative economic growth proved incorrect. Foreign investors reacted quickly on the news of Sony's announced restructuring in March. Thus, Japan was the one of the best-performing major markets in 1999.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio continued to be invested in growth-oriented names, and these stocks provided positive performance. Communication stocks such as phone-maker Nokia in Finland, cellular-operator Vodafone in the United Kingdom and competitor Mannesman in Germany helped performance. In October, Mannesman announced a takeover of UK cellular phone operator, Orange, igniting a fourth-quarter technology rally across the world.

Performance in Japanese technology stocks - such as NTT, Sony and SoftBank - spurred the Portfolio's performance in Japan. These stocks represent the leaders of the new Japan, companies that can compete in the global marketplace. Though the Portfolio's underweight position in Japan hindered investment performance slightly, strong stock selection overcame it.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The outlook for international investing is much more positive today than in previous years:

In Japan, the economy has bottomed, taxes have been slashed, new fiscal programs have permeated the economy, restructuring led by the banking sector is exciting investors, and the growth in information technology easily exceeds Japan's overall growth. In the next two years, over $480 billion dollars in government bonds earning 6% will mature. These investors face investing in 1% government bonds or investing in a rebounding stock market. In the 1990s, the Japanese bond market earned returns far greater than its stock market. Do not be surprised if, in the next decade, these roles are reversed.

In Europe, economic growth and low inflation paint a healthy picture for equity investing. Mergers and acquisitions continue to increase at a torrid pace. Europe actually leads the U.S. in certain technology areas, such as mobile communications. On a price-to-earnings relative basis, Europe actually trades more modestly than the United States.

The economies in Asia have rebounded tremendously but the continued expansion of credit growth needs to resume in order to extend market growth. In Latin America, investors are optimistic that a peaceful, open presidential election will occur in Mexico. Latin American economies should grow by 4% next year. For the first time in several years, most foreign stock markets offer encouragement for investors by having a healthy mix of solid growth, restructuring and low inflation.

International investments involve risks not present in U.S. securities, including currency fluctuations, less public information and political and economic uncertainty.


                                                      See Definition of Terms. 5

--------------------------------------------------------------------------------
                                % OF EQUITY     % OF       OVER/(UNDER)
COUNTRY WEIGHTINGS              INVESTMENTS   MSCI EAFE     WEIGHTING
--------------------------------------------------------------------------------
Japan                              22.6%        27.4%         (4.8)%
United Kingdom                     13.6%        19.2%         (5.6)%
Netherlands                        12.2%         5.2%          7.0%
France                              8.5%        10.3%         (1.8)%
Germany                             7.7%        10.5%         (2.8)%
Finland                             6.2%         3.0%          3.2%
Denmark                             3.7%         0.8%          2.9%
Switzerland                         3.4%         5.7%         (2.3)%
Spain                               3.2%         2.7%         0.5 %
Sweden                              3.2%         2.7%         0.5 %
Other                              15.7%        12.5%          3.2%

------------------------------------------
                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
------------------------------------------
SoftBank Corp.                     2.6%
Sony Corp.                         2.4%
Telefonica de Espana               2.0%
British Telecom Plc                1.9%
Nokia Corp., ADR                   1.8%
Siemens AG                         1.8%
Vivendi SA                         1.8%
BCE, Inc.                          1.7%
Cable & Wireless Plc               1.6%
Mannesmann AG                      1.5%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


6  See Definition of Terms.

                                                          Aetna Small Company VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Small Company VP                     12/27/96  12/31/96                              12/31/97                              12/31/98
Aetna Small Company VP                 10,000    10,113    9,968    11,773   13,982    13,614   15,505    14,570   11,746    13,750
Russell 2000 Index                     10,000    10,195    9,668    11,235   12,907    12,475   13,728    13,089   10,451    12,156

Small Company VP                                                  12/31/99
Aetna Small Company VP                 13,105    15,030   14,458    18,008
Russell 2000 Index                     11,497    13,285   12,428    14,720

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                      Inception Date    1 Year    Inception
                   ------------------------------------------
                         12/27/96       30.85%      21.56%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA SMALL COMPANY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Small Company VP (Small Company) generated a 30.85% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Russell 2000 Index(c), returned 21.26% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The economic or market condition that had the greatest effect on the Portfolio's performance was the continued investor's preference to pay for leading edge technology. We saw this in three industries. Most technology stocks, particularly those related to the internet were strong. In healthcare, biotechnology was strong, especially in the second half of the year. Investors showed enthusiasm for these shares, as many biotech companies launched new products. Finally, shares of telecommunication stocks rose throughout most of the year, fueled by new technologies in this area.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

For the fourth quarter of 1999, the Portfolio received strong performance from two areas, technology and healthcare (primarily biotech). Our overweight positions in these two areas, as well as strong stock selection, greatly enhanced returns. In the biotech area, four of our holdings (Human Genome Sciences, Titan Pharmaceuticals, Nanogen and Medarex) advanced more than 100% in the fourth quarter. On the technology side, three holdings (Cree Research, Banyan Systems and Optibase LTD) also advanced more than 100% in the quarter. A fourth holding, Interleaf, was up 98% in the quarter. Investments in the utility


                                                      See Definition of Terms. 7
sector (mostly telecommunications) were also strong. For the most part, our investments in the consumer discretionary and financial sectors saw lower-than-market returns.

During the fourth quarter, we moved money into the healthcare and the commercial services area. We funded these moves by reducing our exposure in the consumer discretionary and finance sectors. Going forward, we remain overweighted in healthcare and commercial services. We have underweighted finance, manufacturing and consumer-discretionary sectors.

While the technology and healthcare sectors carried the Portfolio's performance in the second half of the year, the Portfolio did receive strong performance from the other areas particularly in the first half of the year. Our decision to overweight energy and raw materials contributed to the strong first half results. In addition, we took an aggressive position in retail stocks since we felt they represented attractive values.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Looking forward, we are optimistic about investments in the small-cap area. (A company's capitalization is determined by multiplying the number of shares outstanding by the current price per share.) This group is finally responding to the valuation gap versus the larger companies. In 1999, the Russell 2000 Index outperformed the S&P 500 Index(a) for the first time in five years, topped off by a very strong fourth quarter. We believe the small-cap arena should continue to perform well. Investors are beginning to show an appetite for high-tech industries (both technology and healthcare), and the markets are beginning to reward "smaller" firms, many of which have a strong technology focus.

We continue to believe that our strategy of focusing on those companies with the strongest business momentum and those selling at reasonable prices will produce stronger-than-market returns.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY       % OF        OVER/(UNDER)
SECTOR                              INVESTMENTS   RUSSELL 2000     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                          2.0%         4.3%          (2.3)%
Commercial Services                     12.1%         8.0%           4.1%
Consumer Discretionary                  11.9%        14.1%          (2.2)%
Consumer Non-Discretionary               2.7%         2.0%           0.7%
Energy                                   4.1%         4.0%           0.1%
Finance                                  6.4%        12.4%          (6.0)%
Healthcare                              20.1%         9.8%          10.3%
Manufacturing                            9.0%        10.1%          (1.1)%
Technology                              28.7%        30.5%          (1.8)%
Utilities                                3.0%         4.8%          (1.8)%


8  See Definition of Terms.

------------------------------------------
                                 % OF NET
TOP TEN EQUITY HOLDINGS           ASSETS
------------------------------------------
Cree Research, Inc.                2.8%
Orbotech, Ltd                      2.1%
Optimal Robotics Corp.             2.0%
Mercury Computer Systems, Inc.     2.0%
i-STAT Corp.                       2.0%
Nanogen, Inc.                      2.0%
Cell Genesys, Inc.                 2.0%
K-Swiss, Inc.                      1.9%
Indus International, Inc.          1.8%
Genelabs Technologies, Inc.        1.7%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                                                      See Definition of Terms. 9

                                                      Aetna Value Opportunity VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Value Opportunity VP                 12/13/96  12/31/96                              12/31/97                              12/31/98
Aetna Value Opportunity VP             10,000    10,215   10,513    12,281   14,314    14,236   15,957    15,984   13,324    17,423
S&P 500 Index                          10,000    10,165   10,437    12,259   13,178    13,556   15,447    15,957   14,369    17,430

Value Opportunity VP                                              12/31/99
Aetna Value Opportunity VP             17,591    19,250   17,993    20,834
S&P 500 Index                          18,298    19,588   18,363    21,096

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                      Inception Date    1 Year    Inception
                   ------------------------------------------
                        12/13/96        19.58%      27.21%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA VALUE OPPORTUNITY VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Value Opportunity VP (Value Opportunity) generated a 19.58% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 21.04% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

During the initial months of 1999, a strengthening world economy led to a strong equity performance for large cap growth stocks which continued to report better than expected earnings growth. In April, large cap value stocks experienced a month long rally as their lower multiples and better than expected first quarter earnings growth attracted bargain hunters. For that month, value investors believed that the enormous valuation gap between value stocks and growth stocks had started to close.

As we entered the second half of the year, continued domestic and international economic strength, combined with rising commodity prices, gave rise to fears of inflationary pressure. In response to those fears, the Federal Reserve Bank effected three interest rate increases, thereby raising short-term interest rates to 5.50%. The 30 year bond yields rose during the year from 5.09% to 6.48%. In that less favorable interest rate environment and with concerns about Y2K associated earnings disruptions, growth stocks were propelled to new highs as earnings reports remained strong. Value stocks trailed badly. Their perceived growth was slower and fears arose that higher rates would adversely impact the finance and interest rate sensitive stocks that compromise much of the value stock universe.


10 See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Key drivers of performance were stock selection in financial services and manufacturing. A combination of good stock selection and sector-weighting decisions in utilities and consumer non-discretionary sectors helped performance. Underweight positions and stock selection in the outperforming consumer discretionary and technology sectors detracted from results.

Within the finance sector, the decision to underweight bank stocks, which underperformed the S&P 500 Index, and to overweight investment banking, which outperformed, was a significant contributor to the quarter's favorable performance. An excellent investment-banking environment accounted for the better-than-market performance of Goldman Sachs and Citigroup. Sector results were also aided by holdings in money manager T. Rowe Price.

The biggest factor in achieving positive results within the manufacturing sector was the Portfolio's sizeable position and strong performance of Hughes Electronics. Our holdings in Xerox and McDermott International dampened our performance in the sector, although we were able to minimize the negative impact of these disappointments by reacting quickly to weakening fundamentals of both companies. Current prices of these two stocks are roughly half of the selling prices realized by the Portfolio.

An underweight position in utilities, particularly relative to the underperformance of several of the regional Bell operating companies, as well as electric and gas utilities, added to performance in the quarter. Our holdings in MCI Worldcom and Century Telephone achieved positive returns in the sector. The fact that we had no exposure to the underperforming consumer non-discretionary sector helped quarterly returns.

During the fourth quarter of 1998, the Asian crisis created some unusual opportunities for us to buy technology stocks at particularly favorable valuation levels. A year later, in the fourth quarter of 1999, the Portfolio realized significant profits from our holdings in Sun Microsystems and Oracle. As a result of these profit-taking activities, technology - the fourth quarter's strongest-performing sector - was reduced to a less-than-market-weight position in the Portfolio. The proceeds from sales of these stocks were re-deployed into more-reasonably valued stocks, such as the drug company Warner Lambert and the retailer Costco. Finally, a less-than-market exposure to the outperforming consumer discretionary sector hampered results for the quarter.

WHAT IS YOUR OUTLOOK GOING FORWARD?

As the new millennium begins, the equity market remains focused on many of the same issues that plagued the second half of 1999. While the fear of earnings disappointments due to higher interest rates and Y2K disruptions did not materialize, inflationary pressures could continue to concern the equity markets in 2000. Rising inflation could lead to a further increase in interest rates. Stocks such as financials, retailers and home builders - whose earnings are sensitive to higher interest rates - may exhibit weak stock performance over the near term. Companies whose earnings are not as vulnerable to increasing rates could continue to outperform.

                                                     See Definition of Terms. 11

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF       OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500      WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         5.1%        3.0%         2.1%
Commercial Services                     2.2%        1.2%         1.0%
Consumer Discretionary                  8.2%       11.8%        (3.6)%
Consumer Non-Discretionary               --         6.3%        (6.3)%
Energy                                  7.1%        6.0%         1.1%
Finance                                22.2%       12.6%         9.6%
Healthcare                             14.0%        9.3%         4.7%
Manufacturing                          26.1%        9.5%        16.6%
Technology                              7.7%       30.8%        (23.1)%
Utilities                               7.4%        9.5%        (2.1)%

------------------------------------------------
                                     % OF NET
TOP TEN EQUITY HOLDINGS               ASSETS
------------------------------------------------
General Motors Corp. - Class H         4.5%
International Business Machines
  Corp.                                4.4%
Goldman Sachs Group, Inc. (The)        4.0%
Merck & Co., Inc.                      3.9%
Citigroup, Inc.                        3.9%
Chevron Corp.                          3.8%
Ford Motor Co.                         3.8%
CenturyTel, Inc.                       3.3%
Freddie Mac Corp.                      3.3%
MCI WorldCom, Inc.                     3.3%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


12 See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.

(c) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.

The unmanaged indices described above are not available for individual investment.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
GROWTH
================================================================================

                                            NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------   ---------------
COMMON STOCKS (93.0%)
BIOTECH AND MEDICAL PRODUCTS (5.3%)
Amgen, Inc. + ........................       136,300        $  8,186,519
Biogen, Inc. + .......................        57,500           4,858,750
IDEC Pharmaceuticals Corp. + .........        66,600           6,543,450
                                                            ------------
                                                              19,588,719
                                                            ------------
COMMERCIAL SERVICES (4.9%)
Omnicom Group, Inc. ..................        50,700           5,070,000
Young And Rubicam, Inc. + ............       183,600          12,989,700
                                                            ------------
                                                              18,059,700
                                                            ------------
COMPUTERS (2.0%)
Apple Computer, Inc. + ...............        39,900           4,102,219
Sun Microsystems, Inc. + .............        43,200           3,345,300
                                                            ------------
                                                               7,447,519
                                                            ------------
CONGLOMERATE AND AEROSPACE (5.6%)
General Electric Co. .................       100,900          15,614,275
United Technologies Corp. ............        77,600           5,044,000
                                                            ------------
                                                              20,658,275
                                                            ------------
CONSUMER FINANCE (1.8%)
Capital One Financial Corp. ..........       137,800           6,640,238
                                                            ------------
CONSUMER SERVICES (1.6%)
Carnival Corp. .......................       126,900           6,067,406
                                                            ------------
DATA AND IMAGING SERVICES (13.6%)
America Online, Inc. + ...............       103,000           7,770,063
Cisco Systems, Inc. + ................        97,700          10,466,112
EMC Corp. + ..........................        80,100           8,750,925
Microsoft Corp. + ....................       139,100          16,239,925
Oracle Corp. + .......................        61,600           6,903,050
                                                            ------------
                                                              50,130,075
                                                            ------------
DISCRETIONARY RETAIL (6.6%)
Circuit City Stores, Inc. ............       135,800           6,119,487
Costco Wholesale Corp. + .............        18,300           1,669,875
Dayton Hudson Co. ....................        28,900           2,122,344
Home Depot, Inc. .....................        67,800           4,648,538
Wal-Mart Stores, Inc. ................       144,000           9,954,000
                                                            ------------
                                                              24,514,244
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES (4.0%)
Citigroup Inc. .......................       265,300          14,740,731
                                                            ------------
DRUGS (4.8%)
Allergan, Inc. .......................       102,600           5,104,350
Bristol-Myers Squibb Co. .............        60,700           3,896,181
Johnson & Johnson ....................        34,900           3,250,063
Warner Lambert Co. ...................        66,200           5,424,262
                                                            ------------
                                                              17,674,856
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (1.9%)
JDS Uniphase Corporation + ...........        14,200           2,290,637
Waters Corp. + .......................        91,000           4,823,000
                                                            ------------
                                                               7,113,637
                                                            ------------
ELECTRONIC MEDIA (3.0%)
CBS Corp. + ..........................       170,800          10,920,525
                                                            ------------
FOOD AND BEVERAGE (1.7%)
Anheuser-Busch Co., Inc. .............        88,400           6,265,350
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (1.8%)
Georgia-Pacific Corp. ................       133,200           6,759,900
                                                            ------------
GAS UTILITIES (1.7%)
Enron Corp. ..........................       140,700           6,243,563
                                                            ------------
INSURANCE (2.4%)
American International Group, Inc. ...        83,001           8,974,483
                                                            ------------
INVESTMENT SERVICES (1.2%)
Morgan Stanley Dean Witter & Co. .....        30,700           4,382,425
                                                            ------------
MAJOR TELECOMMUNICATIONS (6.1%)
MCI Worldcom, Inc. + .................       140,850           7,473,853
Nextel Communications, Inc. + ........        35,000           3,609,375
SBC Communications, Inc. .............       146,922           7,162,448
Sprint PCS + .........................        42,400           4,346,000
                                                            ------------
                                                              22,591,676
                                                            ------------
OIL (1.4%)
Apache Corp. .........................        74,000           2,733,375
EOG Resources, Inc. ..................       142,800           2,507,925
                                                            ------------
                                                               5,241,300
                                                            ------------
OIL SERVICES (0.9%)
Halliburton Co. ......................        82,500           3,320,625
                                                            ------------
PRODUCER GOODS (1.7%)
Honeywell International Inc. .........       109,200           6,299,475
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS (19.0%)
ADC Telecommunications, Inc. + .......       107,000           7,764,187
Applied Materials, Inc. + ............        31,800           4,028,662
Comverse Technology, Inc. + ..........        25,800           3,734,550
General Instrument Corp. + ...........        39,300           3,340,500
Intel Corp. ..........................        92,000           7,572,750
Lucent Technologies, Inc. ............        62,085           4,644,734
Motorola, Inc. .......................        78,300          11,529,675
Nokia Corp., ADR .....................        27,100           5,149,000
Nortel Networks Corp. ................        52,500           5,302,500
PMC Sierra Inc. + ....................        14,300           2,292,469
QUALCOMM Inc. + ......................        57,600          10,144,800
Scientific-Atlanta, Inc. .............        29,000           1,613,125
Texas Instruments, Inc. ..............        34,500           3,342,188
                                                            ------------
                                                              70,459,140
                                                            ------------
TOTAL COMMON STOCKS (COST $268,103,951)                      344,093,862
                                                            ------------
                                         PRINCIPAL
                                           AMOUNT
                                        -------------
SHORT-TERM INVESTMENTS (7.0%)
Federal Home Loan Bank,1.50%,01/03/00 .. $ 4,834,000           4,834,000
Federal Home Loan Bank,5.20%,01/26/00 ..  20,000,000          19,933,555
U.S. Treasury Bill,4.86%,02/17/00 @ ....   1,100,000           1,093,318
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $25,860,873)               25,860,873
                                                            ------------
TOTAL INVESTMENTS (COST $293,964,824)(A)                     369,954,735
OTHER ASSETS LESS LIABILITIES                                   (109,302)
                                                            ------------
TOTAL NET ASSETS                                            $369,845,433
                                                            ============


14 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $294,434,926. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains................................  $79,491,446

Unrealized losses...............................   (3,971,637)
                                                  -----------
 Net unrealized gain............................  $75,519,809
                                                  ===========

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET       EXPIRATION     UNREALIZED
    LONG CONTRACTS       CONTRACTS       VALUE          DATE        GAIN/(LOSS)
----------------------   ---------   -------------  ------------  --------------
S&P 500 Index Futures       41         $15,213,050     Mar 00        $ 443,731
                                     =============                =============

+  Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 15

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INTERNATIONAL
================================================================================

                                             NUMBER OF          MARKET
                                               SHARES            VALUE
                                           --------------   --------------
COMMON STOCKS (94.7%)
AUSTRALIA (1.0%)
Foster's Brewing Group Ltd. (Food and
 Beverage)................................     148,900       $   427,505
                                                             -----------
BRAZIL (1.4%)
Telecomunicaciones Brasileiras SA, ADR
 (Other Telecommunications) ..............       4,680           601,380
                                                             -----------
CANADA (2.4%)
BCE Inc. (Other Telecommunications) ......       8,200           745,119
Canadian National Railway Co. ADR (Surface
 Transport)...............................       7,000           184,187
Canadian National Railway Co. (Surface
 Transport)...............................       3,600            95,282
                                                             -----------
TOTAL CANADA                                                   1,024,588
                                                             -----------
DENMARK (3.5%)
Novo-Nordisk A/S (Drugs) .................       4,600           609,502
Tele Danmark A/S (Other
 Telecommunications)......................       6,600           489,901
Vestas Wind Systems A/S (Producer Goods) +       2,400           425,083
                                                             -----------
TOTAL DENMARK                                                  1,524,486
                                                             -----------
FINLAND (5.9%)
Comptel Oyj (Computer Software) + ........       7,300           513,070
Nokia Corp., ADR (Telecommunications) ....       4,200           798,000
Perlos Oyj (Semiconductors and
 Electronics) + ..........................      12,600           443,800
Tietoenator Oyj (Computer Software) ......       8,500           530,347
UPM-Kymmene Corp. (Forest Products and
 Building Materials) .....................       7,100           285,803
                                                             -----------
TOTAL FINLAND                                                  2,571,020
                                                             -----------
FRANCE (8.0%)
Altran Technologies SA (Conglomerate and
 Aerospace)...............................         800           483,048
Axa (Insurance) ..........................       1,900           264,630
Banque Nationale de Paris (Banks and
 Thrifts).................................       5,200           479,345
France Telecom SA
 (Other Telecommunications) ..............       2,600           343,548
Groupe Danone (Food and Beverage) ........       2,050           482,746
Schneider Electric SA (Electrical
 Machinery and Instruments) ..............       5,700           447,136
Total Fina SA (Oil Services) .............       1,748           233,081
Vivendi (Conglomerate and Aerospace) .....       8,469           764,067
                                                             -----------
TOTAL FRANCE                                                   3,497,601
                                                             -----------
GERMANY (7.3%)
Buderus AG (Forest Products and Building
 Materials)...............................      25,480           430,782
Deutsche Pfandbrief & Hypothekenbank AG
 (Banks and Thrifts) .....................       3,900           291,218
Fresenius Medical Care AG (Biotech and
 Medical Products) .......................       2,950           252,045
Infonet Services Corporation (Data and
 Imaging Services) .......................      23,800           624,750
Intershop Communications AG (Data and
 Imaging Services) + .....................         600           169,067
Mannesmann AG (Data and Imaging Services)        2,700           650,756
Siemens AG (Electrical Machinery and
 Instruments).............................       6,100           775,322
                                                             -----------
TOTAL GERMANY                                                  3,193,940
                                                             -----------
HONG KONG (1.8%)
China Telecom Ltd., ADR (Other
 Telecommunications) + ...................       2,400           308,550
Hutchison Whampoa Ltd.
 (Consumer Services) + ...................      34,000           494,243
                                                             -----------
TOTAL HONG KONG                                                  802,793
                                                             -----------
IRELAND (1.9%)
Allied Irish Banks (Banks and Thrifts) ...      26,207           298,547
CRH Plc (Forest Products
 and Building Materials) .................      16,531           356,010
Waterford Wedgewood
 (Housing and Furnishings) ...............     175,600           178,482
                                                             -----------
TOTAL IRELAND                                                    833,039
                                                             -----------
ITALY (2.2%)
Arnoldo Mondadori Editor (Print Media) ...       8,400           266,280
Banca Nazionale del Lavoro
 (Banks and Thrifts) + ...................      66,300           220,847
Telecom Italia SpA (Other
 Telecommunications)......................      40,700           454,229
                                                             -----------
TOTAL ITALY                                                      941,356
                                                             -----------
JAPAN (21.5%)
Banyu Pharmaceutical Co., Ltd. (Drugs) ...      20,000           310,298
Canon, Inc. (Semiconductors and
 Electronics).............................      11,000           437,157
East Japan Railway Co. (Surface Transport)          60           323,610
FamilyMart Co., Ltd. (Discretionary
 Retail)..................................       7,100           472,592
Fuji Heavy Industries Ltd. (Automotive) ..      49,500           339,174
Fujitsu Limited (Computers) ..............      13,000           592,991
Matsushita Electric Industrial Co., Ltd.
 (Electrical Machinery and Instruments) ..      14,000           387,823
Matsushita-Kotobuki Electronics
 Industries, Ltd. (Electrical Machinery
 and Instruments) ........................      17,500           352,021
Murata Manufacturing Co., Ltd.
 (Semiconductors and Electronics) ........       2,000           469,851
Nippon Telegraph & Telephone (Major
 Telecommunications)......................          30           513,900
NTT Mobile Communication Network, Inc.
 (Other Telecommunications) + ............           9           346,222
Olympus Optical Co., Ltd. (Electrical
 Machinery and Instruments) ..............      15,000           212,167
Promise Co., Ltd. (Consumer Finance) .....       4,800           244,323
Seino Transportation Co. Ltd. (Surface
 Transport)...............................      73,000           387,294
Sekisui Chemical Co., Ltd. (Specialty
 Chemicals)...............................      50,000           221,711
Sharp Corp. (Semiconductors and
 Electronics).............................      13,000           332,762
Shin-Etsu Chemical Co., Ltd. (Specialty
 Chemicals)...............................       8,000           344,558
SoftBank Corp. (Semiconductors and
 Electronics).............................       1,200         1,148,786
Sony Corp. (Housing and Furnishings) .....       3,500         1,038,078
Terumo Corp. (Biotech and Medical
 Products)................................       8,600           229,816


16 See Notes to Portfolio of Investments.

================================================================================

                                             NUMBER OF          MARKET
                                               SHARES            VALUE
                                           --------------   --------------
JAPAN (CONTINUED)
The Tokio Marine & Fire Insurance Co.,
 Ltd. (Insurance) ........................      28,000       $   327,526
Tokai Bank Ltd. (Banks and Thrifts) ......      49,000           308,888
                                                             -----------
TOTAL JAPAN                                                    9,341,548
                                                             -----------
MEXICO (1.8%)
Grupo Financiero Bancomer, SA de CV
 (Investment Services) ...................     898,903           375,705
Telefonos de Mexico SA, ADR (Other
 Telecommunications) + ...................       3,800           427,500
                                                             -----------
TOTAL MEXICO                                                     803,205
                                                             -----------
NETHERLANDS (11.5%)
Akzo Nobel NV (Specialty Chemicals) ......       6,000           300,697
Draka Holding N.V. (Semiconductors and
 Electronics).............................       4,100           203,413
Getronics NV (Computers) .................       5,600           446,336
ING Groep NV (Diversified Financial
 Services)................................       9,398           566,893
Kloninklijke KPN NV (Major
 Telecommunications)......................       6,500           633,850
KPNQwest N.V. (Other Telecommunications) +       6,800           452,334
Philips Electronics NV (Electrical
 Machinery and Instruments) ..............       4,500           611,358
STMicroelectronics (Semiconductors and
 Electronics).............................       2,100           322,918
United Pan-Europe Communications NV (Other
 Telecommunications) + ...................       3,800           485,664
Vendex KBB N.V. (Discretionary Retail) ...      16,091           427,500
VNU-Verenigde Nederlandes
 Uitgeversbedrijven Verenigd Bezit (Print
 Media)...................................      10,900           572,374
                                                             -----------
TOTAL NETHERLANDS                                              5,023,337
                                                             -----------
NORWAY (1.6%)
Ocean Rig ASA (Oil Services) + ...........      34,833           169,652
Petroleum Geo-Services ASA (PGS) (Oil
 Services) + .............................      22,100           394,667
Tomra Systems ASA (Producer Goods) .......       7,800           132,476
                                                             -----------
TOTAL NORWAY                                                     696,795
                                                             -----------
SINGAPORE (0.8%)
Singapore Airlines Ltd. (Air Transport) ..      32,200           365,404
                                                             -----------
SPAIN (3.0%)
Telefonica Publicidad e Informacion, S.A.
 (Consumer Services) + ...................       9,600           466,142
Telefonica de Espana (Major
 Telecommunications) + ...................      34,121           851,574
                                                             -----------
TOTAL SPAIN                                                    1,317,716
                                                             -----------
SWEDEN (3.0%)
Electrolux AB (Housing and Furnishings) ..      12,700           319,628
Ericsson Telephone, ADR
 (Telecommunications Equipment) ..........       8,900           584,619
HiQ International AB (Data and Imaging
 Services)................................       4,500           288,428
Icon Medialab International AB (Data and
 Imaging Services) + .....................       3,200           111,396
                                                             -----------
TOTAL SWEDEN                                                   1,304,071
                                                             -----------
SWITZERLAND (3.2%)
Adecco SA (Surface Transport) ............         600           467,248
Roche Holdings AG (Drugs) ................          27           320,480
Swiss Re (Insurance) .....................         130           267,054
The Swatch Group AG (Consumer Specialties)         300           345,538
                                                             -----------
TOTAL SWITZERLAND                                              1,400,320
                                                             -----------
UNITED KINGDOM (12.9%)
Bank of Scotland (Banks and Thrifts) .....      23,887           277,492
British Telecom Plc (Other
 Telecommunications)                            33,459           817,923
Cable & Wireless Plc
 (Other Telecommunications) + ............      42,300           716,930
Dixons Group Plc (Discretionary Retail) ..      18,138           436,360
Granada Group Plc (Electronic Media) + ...      30,201           306,193
Kingfisher Plc (Discretionary Retail) ....      39,652           440,132
Prudential Plc (Insurance) ...............      19,200           378,462
Shell Transport & Trading Co. (Oil) ......      32,700           271,828
SmithKline Beecham Plc (Drugs) ...........      20,085           256,365
Stagecoach Holdings plc (Surface
 Transport)...............................      23,700            61,076
United News & Media Plc (Print Media) ....      32,700           416,855
Viatel, Inc. (Other Telecommunications) +        8,800           471,900
Vodafone Group Plc (Other
 Telecommunications)......................      31,615           156,689
WPP Group Plc (Commercial Services) ......      39,000           618,152
                                                             -----------
TOTAL UNITED KINGDOM                                           5,626,357
                                                             -----------
TOTAL COMMON STOCKS (COST $30,886,645)                        41,296,461
                                                             -----------
                                            PRINCIPAL
                                              AMOUNT
                                           ------------
SHORT-TERM INVESTMENTS (3.3%)
Federal Home Loan Bank,Zero
 Coupon, 01/03/00.........................  $1,350,000         1,350,000
U.S. Treasury Bill,4.86%,02/17/00 @ ......     100,000            99,376
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,449,393)                 1,449,376
                                                             -----------
TOTAL INVESTMENTS (COST $32,336,038)(A)                       42,745,837
OTHER ASSETS LESS LIABILITIES                                    802,606
                                                             -----------
TOTAL NET ASSETS                                             $43,548,443
                                                             ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $32,479,995. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...................................          $10,737,705

Unrealized losses..................................             (471,863)
                                                             -----------
 Net unrealized gain...............................          $10,265,842
                                                             ===========


                                           See Notes to Financial Statements. 17

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
INTERNATIONAL (CONTINUED)
================================================================================

Information concerning open futures contracts at December 31, 1999 is shown below:

                                     NOTIONAL
                       NO. OF         MARKET       EXPIRATION       UNREALIZED
  LONG CONTRACTS      CONTRACTS       VALUE           DATE          GAIN/(LOSS)
------------------  -------------  -----------   --------------  ---------------
Topix Index.......        2        $   335,161       Mar 00      $        17,424
                                   ===========                   ===============

+   Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


18 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SMALL COMPANY
================================================================================

                                            NUMBER OF           MARKET
                                             SHARES              VALUE
                                         --------------    ---------------
COMMON STOCKS (91.6%)
AIR TRANSPORT (1.2%)
America West Holdings Corp. + ........        31,400        $    651,550
Circle International Group, Inc. .....        52,300           1,163,675
                                                            ------------
                                                               1,815,225
                                                            ------------
AUTOMOTIVE (0.8%)
Brilliance China Automotive Holdings
 Limited..............................       390,400           1,244,400
                                                            ------------
BANKS AND THRIFTS (2.5%)
Astoria Financial Corp. ..............        34,800           1,059,225
Capital Crossing Bank + ..............        51,800             647,500
Citizens Banking Corp. ...............        52,500           1,174,688
East West Bancorp, Inc. ..............        77,300             884,119
                                                            ------------
                                                               3,765,532
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS (13.8%)
BioSource International, Inc. + ......       149,300           1,185,069
Cell Genesys, Inc. + .................       227,900           2,919,969
COR Therapeutics, Inc. + .............        16,300             438,062
Cubist Pharmaceuticals, Inc. + .......        60,300           1,160,775
Datascope Corp. + ....................        35,600           1,424,000
Genelabs Technologies, Inc. + ........       468,500           2,576,750
Human Genome Sciences, Inc. + ........        12,700           1,938,337
i-STAT Corp. + .......................       207,000           3,001,500
Medarex, Inc. + ......................        38,100           1,419,225
Nanogen, Inc. + ......................       136,000           2,975,000
Titan Pharmaceuticals, Inc. + ........        80,000           1,520,000
                                                            ------------
                                                              20,558,687
                                                            ------------
COMMERCIAL SERVICES (6.2%)
HA-LO Industries, Inc. + .............        82,900             621,750
Labor Ready, Inc. + ..................       182,900           2,217,662
Marketing Services Group, Inc. + .....       115,000           1,926,250
Navigant International, Inc. + .......       163,900           1,915,581
NOVA Corp. + .........................        45,400           1,432,938
Webhire, Inc. + ......................        67,100           1,132,313
                                                            ------------
                                                               9,246,494
                                                            ------------
COMPUTERS (4.2%)
Corsair Communications, Inc. + .......       221,200           1,797,250
Orbotech Ltd. + ......................        40,350           3,127,125
Splash Technology Holdings, Inc. + ...       155,800           1,372,987
                                                            ------------
                                                               6,297,362
                                                            ------------
CONGLOMERATE AND AEROSPACE (1.6%)
Applied Signal Technology, Inc. ......        90,900           1,278,281
SBS Technologies Corp. + .............        29,800           1,087,700
                                                            ------------
                                                               2,365,981
                                                            ------------
CONSUMER FINANCE (2.4%)
American Capital Strategies, Ltd. ....        74,700           1,699,425
First Sierra Financial, Inc. + .......        65,200           1,116,550
Medallion Financial Corp. ............        42,500             762,344
                                                            ------------
                                                               3,578,319
                                                            ------------
CONSUMER SERVICES (2.7%)
Bid.Com International Inc. ...........       349,300           1,462,694
Rainforest Cafe, Inc. + ..............       240,600             954,881
Veterinary Centers of America, Inc. +        126,300           1,626,112
                                                            ------------
                                                               4,043,687
                                                            ------------
CONSUMER SPECIALTIES (1.5%)
Coachmen Industries, Inc. ............        58,200             880,275
Grand Toys International, Inc. + .....       133,700             869,050
Toymax International, Inc. + .........        98,900             463,594
                                                            ------------
                                                               2,212,919
                                                            ------------
DATA AND IMAGING SERVICES (11.9%)
Banyan Systems, Inc. + ...............       123,700           2,474,000
Brooktrout Technology, Inc. + ........        82,400           1,529,550
Datalink Corporation + ...............        45,100             868,175
Datatec Systems, Inc. + ..............       175,800             988,875
FOCUS Enhancements, Inc. + ...........       156,600           1,291,950
Indus International, Inc. + ..........       220,400           2,686,125
Interleaf, Inc. + ....................        53,900           1,812,387
Mercury Computer Systems, Inc. + .....        86,500           3,027,500
Optimal Robotics Corp. + .............        81,700           3,043,325
                                                            ------------
                                                              17,721,887
                                                            ------------
DRUGS (0.4%)
Alliance Pharmaceutical Corp. + ......        90,700             668,913
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (1.1%)
Optibase Ltd. + ......................        46,600           1,642,650
                                                            ------------
ELECTRONIC MEDIA (1.8%)
Granite Broadcasting Corp. + .........       107,000           1,083,375
Paxson Communications Corp. + ........       128,700           1,536,356
                                                            ------------
                                                               2,619,731
                                                            ------------
FOOD AND BEVERAGE (2.4%)
Suiza Foods Corp. + ..................        46,300           1,834,637
Suprema Specialties, Inc. + ..........        81,600             642,600
Zapata Corp. + .......................       254,900           1,178,913
                                                            ------------
                                                               3,656,150
                                                            ------------
FOOD AND DRUG RETAIL (0.4%)
Casey's General Stores, Inc. .........        61,700             643,994
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (1.2%)
Potlatch Corp. .......................        39,500           1,762,687
                                                            ------------
HEALTH SERVICES (4.1%)
Apria Healthcare Group, Inc. + .......        96,600           1,732,762
Covance, Inc. + ......................       115,600           1,249,925
PAREXEL International Corp. + ........       139,100           1,643,119
Sierra Health Services, Inc. + .......       226,200           1,512,713
                                                            ------------
                                                               6,138,519
                                                            ------------
HOUSING AND FURNISHINGS (0.9%)
Webb (Del E) Corp. + .................        54,100           1,349,119
                                                            ------------
INDUSTRIAL SERVICES (4.0%)
DualStar Technologies Corporation + ..       181,500           1,383,937
Insituform Technologies, Inc. + ......        19,500             550,875
Newpark Resources, Inc. + ............       159,500             976,938
Spectrasite Holdings, Inc. + .........       167,300           1,819,387
York Research Corp. + ................       328,900           1,233,375
                                                            ------------
                                                               5,964,512
                                                            ------------


                                       See Notes to Portfolio of Investments. 19

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SMALL COMPANY (CONTINUED)
================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------
INSURANCE (0.9%)
Horace Mann Educators Corp. ..........        71,500        $  1,403,188
                                                            ------------
OIL (2.0%)
Union Pacific Resources Group Inc. ...        94,500           1,204,875
Valero Energy Corp. ..................        58,300           1,158,713
Vintage Petroleum, Inc. + ............        56,100             676,706
                                                            ------------
                                                               3,040,294
                                                            ------------
OIL SERVICES (3.0%)
Marine Drilling Companies, Inc. + ....       114,300           2,564,606
McDermott International, Inc., ADR ...       217,900           1,974,719
                                                            ------------
                                                               4,539,325
                                                            ------------
OTHER TELECOMMUNICATIONS (2.1%)
Arch Communications Group, Inc. + ....       301,100           1,985,378
Gilat Communications Ltd. + ..........        44,800           1,078,000
                                                            ------------
                                                               3,063,378
                                                            ------------
PRINT MEDIA (1.0%)
Reader's Digest Association, Inc.
 (The)................................        50,700           1,482,975
                                                            ------------
PRODUCER GOODS (3.4%)
Actrade International, Ltd. + ........        56,200             839,488
AVTEAM, Inc. + .......................       136,300             732,613
Kafus Environmental Industries Ltd. +        216,200           1,932,287
Shaw Group, Inc. + ...................        61,700           1,561,781
                                                            ------------
                                                               5,066,169
                                                            ------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Impac Mortgage Holdings, Inc. ........       229,100             945,038
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS (9.8%)
8x8, Inc. + ..........................       246,900           1,265,362
Cree Research, Inc. + ................        49,800           4,251,675
Dallas Semiconductor Corp. ...........        28,100           1,810,694
Dense-Pac Microsystems, Inc. + .......       162,100           1,301,866
ECtel Ltd. + .........................        54,500             994,625
ESS Technology, Inc. + ...............        63,000           1,397,812
MRV Communications, Inc. + ...........        32,400           2,037,150
SpectraLink Corp. + ..................       219,200           1,589,200
                                                            ------------
                                                              14,648,384
                                                            ------------
SPECIALTY CHEMICALS (0.6%)
Alcide Corp. + .......................        75,100             957,525
                                                            ------------
SURFACE TRANSPORT (0.6%)
Roadway Express, Inc. ................        38,300             828,238
                                                            ------------
TEXTILES AND APPAREL (2.5%)
K-Swiss Inc. .........................       156,100           2,900,045
Vans, Inc. + .........................        63,100             772,975
                                                            ------------
                                                               3,673,020
                                                            ------------
TOTAL COMMON STOCKS (COST $118,956,590)                      136,944,302
                                                            ------------

                                          PRINCIPAL
                                           AMOUNT
                                        ------------
SHORT-TERM INVESTMENTS (12.1%)
Federal Home Loan Bank,1.50%,01/03/00    $17,354,000          17,354,000
                                        ------------        ------------

                                          PRINCIPAL            MARKET
                                           AMOUNT               VALUE
                                        ------------        ------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill,4.86%,02/17/00 @ ..       700,000             695,748
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $18,049,748)               18,049,748
                                                            ------------
TOTAL INVESTMENTS (COST $137,006,338)(A)                     154,994,050
OTHER ASSETS LESS LIABILITIES                                 (5,577,740)
                                                            ------------
TOTAL NET ASSETS                                            $149,416,310
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $137,278,694. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...........................................  $27,559,121
Unrealized losses..........................................   (9,843,765)
                                                             -----------
 Net unrealized gain.......................................  $17,715,356
                                                             ===========

Information concerning open futures contracts at December 31, 1999 is shown below:

                                      NOTIONAL
                         NO. OF        MARKET       EXPIRATION     UNREALIZED
   LONG CONTRACTS       CONTRACTS       VALUE          DATE        GAIN/(LOSS)
---------------------  -----------  -------------  ------------  ---------------

Russell 2000 Index         44       $  11,218,900     Mar 00     $      835,368
 Futures.............               =============                ==============

+   Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Category percentages are based on net assets.


20 See Notes to Financial Statements.

CAPITAL APPRECIATION PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
VALUE OPPORTUNITY
================================================================================

                                            NUMBER OF        MARKET
                                             SHARES           VALUE
                                          ------------    ------------
COMMON STOCKS (89.3%)
AIR TRANSPORT (1.9%)
FDX Corp. + ...........................      40,000        $ 1,637,500
                                                           -----------
AUTOMOTIVE (5.5%)
Dana Corp. ............................      50,000          1,496,875
Ford Motor Co. ........................      60,000          3,206,250
                                                           -----------
                                                             4,703,125
                                                           -----------
BANKS AND THRIFTS (3.0%)
J.P. Morgan & Co. .....................      20,000          2,532,500
                                                           -----------
CHEMICALS (2.1%)
Monsanto Co. ..........................      50,000          1,781,250
                                                           -----------
COMPUTERS (4.5%)
International Business Machines Corp. .      35,000          3,780,000
                                                           -----------
CONGLOMERATE AND AEROSPACE (12.2%)
Boeing Co. ............................      50,000          2,078,125
General Dynamics Corp. ................      35,000          1,846,250
General Motors Corp. - Class H + ......      40,000          3,840,000
United Technologies Corp. .............      40,000          2,600,000
                                                           -----------
                                                            10,364,375
                                                           -----------
CONSUMER FINANCE (3.3%)
Freddie Mac Corp.......................      60,000          2,823,750
                                                           -----------
DISCRETIONARY RETAIL (2.7%)
Costco Wholesale Corp. + ..............      25,000          2,281,250
                                                           -----------
DIVERSIFIED FINANCIAL SERVICES (3.9%)
Citigroup Inc. ........................      60,000          3,333,750
                                                           -----------
DRUGS (12.5%)
Abbott Laboratories ...................      70,000          2,541,875
Merck & Co., Inc. .....................      50,000          3,353,125
Pharmacia & Upjohn, Inc. ..............      50,000          2,250,000
Warner Lambert Co. ....................      30,000          2,458,125
                                                           -----------
                                                            10,603,125
                                                           -----------
ELECTRONIC MEDIA (2.4%)
Walt Disney Co. (The) + ...............      70,000          2,047,500
                                                           -----------
FOREST PRODUCTS AND BUILDING MATERIALS (2.4%)
Sealed Air Corp. + ....................      40,000          2,072,500
                                                           -----------
HOUSING AND FURNISHINGS (2.3%)
Centex Corp. ..........................      80,000          1,975,000
                                                           -----------
INSURANCE (2.8%)
AFLAC, Inc. ...........................      50,000          2,359,375
                                                           -----------
INVESTMENT SERVICES (6.8%)
Goldman Sachs Group, Inc. (The) .......      36,000          3,390,750
T. Rowe Price & Associates ............      65,000          2,400,937
                                                           -----------
                                                             5,791,687
                                                           -----------
MAJOR TELECOMMUNICATIONS (6.6%)
CenturyTel, Inc. ......................      60,050          2,844,869
MCI Worldcom, Inc. + ..................      52,500          2,785,781
                                                           -----------
                                                             5,630,650
                                                           -----------
OIL (6.4%)
Chevron Corp. .........................      37,500          3,248,437
Texaco, Inc. ..........................      40,000          2,172,500
                                                           -----------
                                                             5,420,937
                                                           -----------
PRODUCER GOODS (5.6%)
Ingersoll-Rand Co. ....................      50,000          2,753,125
Minnesota Mining and Manufacturing Co.       20,000          1,957,500
                                                           -----------
                                                             4,710,625
                                                           -----------
SEMICONDUCTORS AND ELECTRONICS (2.4%)
Intel Corp. ...........................      25,000          2,057,813
                                                           -----------
TOTAL COMMON STOCKS (COST $70,274,066)                      75,906,712
                                                           -----------
                                         PRINCIPAL
                                           AMOUNT
                                        ------------
SHORT-TERM INVESTMENTS (7.8%)
Federal Home Loan Bank,1.50%,01/03/00 .  $6,328,000          6,328,000
U.S. Treasury Bill,4.86%,02/17/00 @ ...     300,000            298,178
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $6,626,178)               6,626,178
                                                           -----------
TOTAL INVESTMENTS (COST $76,900,244)(A)                     82,532,890
OTHER ASSETS LESS LIABILITIES                                2,496,899
                                                           -----------
TOTAL NET ASSETS                                           $85,029,789
                                                           ===========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses at December 31, 1999, are as follows:

Unrealized gains.........................................  $ 8,790,459
Unrealized losses........................................   (3,157,813)
                                                           -----------
 Net unrealized gain.....................................  $ 5,632,646
                                                           ===========

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
    LONG CONTRACTS       CONTRACTS      VALUE          DATE        GAIN/(LOSS)
----------------------   ----------  ------------  ------------  ---------------

S&P 500 Index Futures        4       $  1,484,200     Mar 00     $        50,364
                                     ============                ===============

+  Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 21

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
================================================================================

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Foreign currency ......................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
 Recoverable foreign taxes ............................................
 Reimbursement from Investment Adviser ................................
Prepaid expenses ......................................................
Gross unrealized gain on forward foreign currency exchange contracts ..

     Total assets .....................................................

LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................
Gross unrealized loss on forward foreign currency exchange contracts ..
     Total liabilities ................................................

      NET ASSETS ......................................................



NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments, open futures contracts and foreign currency related transactions ........................................
Undistributed net investment income ...................................
Accumulated net realized gain on investments ..........................

      NET ASSETS ......................................................

Cost of investments ...................................................
Cost of foreign currency ..............................................

CAPITAL SHARES:
Authorized ............................................................
Par Value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................


22 See Notes to Financial Statements.

================================================================================

               GROWTH       INTERNATIONAL    SMALL COMPANY    VALUE OPPORTUNITY
            ------------    -------------    -------------    -----------------

            $369,954,735     $ 42,745,837    $154,994,050       $ 82,532,890
                      71              507          30,570              9,729
                      --        1,000,093              --                 --

                  79,962           11,585          57,326             44,552
                      --        1,859,481          68,198          5,130,199
                  78,799            4,841              --                 --
                  34,850               33         211,200              3,400
                      --           18,286              --                 --
                      --            8,573              --                 --
                   2,348              253           1,125                772
                      --            4,841              --                 --
            ------------     ------------    ------------       ------------
             370,150,765       45,654,330     155,362,469         87,721,542
            ------------     ------------    ------------       ------------


                      --        1,820,715       4,414,362          2,612,338
                  52,742          158,330       1,404,566             17,172
                 183,820           30,818          94,670             46,290
                  22,977            2,719           9,467              5,786
                  19,160           48,182          15,335              6,368
                  26,633            4,884           7,759              3,799
                      --           40,239              --                 --
            ------------     ------------    ------------       ------------
                 305,332        2,105,887       5,946,159          2,691,753
            ------------     ------------    ------------       ------------
            $369,845,433     $ 43,548,443    $149,416,310       $ 85,029,789
            ============     ============    ============       ============

            $286,783,469     $ 31,365,532    $117,575,863       $ 65,686,143
              76,433,642       10,397,643      18,823,080          5,683,010
                 143,385           34,998         210,247            133,832
               6,484,937        1,750,270      12,807,120         13,526,804
            ------------     ------------    ------------       ------------
            $369,845,433     $ 43,548,443    $149,416,310       $ 85,029,789
            ============     ============    ============       ============

            $293,964,824     $ 32,336,038    $137,006,338       $ 76,900,244
            $         --     $    997,250    $         --       $         --

             Two Billion      Two Billion     Two Billion        Two Billion
            $      0.001     $      0.001    $      0.001       $      0.001
              21,354,411        2,735,133       9,047,224          5,177,737

            $      17.32     $      15.92    $      16.52       $      16.42


                                           See Notes to Financial Statements. 23

CAPITAL APPRECTIATION PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
================================================================================



INVESTMENT INCOME:
Dividends .............................................................
Interest ..............................................................


Foreign taxes withheld on dividends ...................................

     Total investment income ..........................................

INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................

Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............

     Net expenses .....................................................

Net investment income .................................................


NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................

     Net realized gain on investments .................................

Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions ................................

     Net change in unrealized gain or loss on investments .............

Net realized and change in unrealized gain or loss on investments .....

Net increase in net assets resulting from operations ..................


24 See Notes to Financial Statements.

================================================================================

       GROWTH           INTERNATIONAL      SMALL COMPANY     VALUE OPPORTUNITY
     -----------        -------------      -------------     -----------------

     $ 1,115,608         $   300,851        $   638,310        $   820,705
       1,127,588              54,223          1,053,359            286,492
     -----------         -----------        -----------        -----------
       2,243,196             355,074          1,691,669          1,107,197
          (1,893)            (26,623)                --             (6,537)
     -----------         -----------        -----------        -----------
       2,241,303             328,451          1,691,669          1,100,660
     -----------         -----------        -----------        -----------

       1,477,828             216,793            834,103            465,367
         184,729              19,129             83,410             58,171
           9,139               3,015              4,967              6,928
          23,837             144,945             19,882              8,407
           2,578               2,382              2,578              2,578
          20,420              24,493             20,262             20,197
           6,102                 641              3,044              2,224
          29,622               2,675              7,432              3,427
           5,829                 543              3,211              1,946
     -----------         -----------        -----------        -----------
       1,760,084             414,616            978,889            569,245
              --            (120,367)                --                 --
     -----------         -----------        -----------        -----------
       1,760,084             294,249            978,889            569,245
     -----------         -----------        -----------        -----------
         481,219              34,202            712,780            531,415
     -----------         -----------        -----------        -----------


      26,596,312           4,900,436         19,241,278         19,153,073
       1,446,396              25,883          1,634,590            462,263
              --             (63,700)                --                 --
     -----------         -----------        -----------        -----------
      28,042,708           4,862,619         20,875,868         19,615,336
     -----------         -----------        -----------        -----------


      54,032,461           8,283,497         12,166,478         (5,869,299)
          45,708              41,875            183,092           (148,647)
              --               2,994                 --                 --
     -----------         -----------        -----------        -----------
      54,078,169           8,328,366         12,349,570         (6,017,946)
     -----------         -----------        -----------        -----------
      82,120,877          13,190,985         33,225,438         13,597,390
     -----------         -----------        -----------        -----------
     $82,602,096         $13,225,187        $33,938,218        $14,128,805
     ===========         ===========        ===========        ===========


                                           See Notes to Financial Statements. 25

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                        GROWTH
                                         -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    481,219        $    223,542
Net realized gain (loss) on investments      28,042,708          (6,218,742)
Net change in unrealized gain or loss
 on investments........................      54,078,169          22,073,422
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................      82,602,096          16,078,222
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (337,834)           (233,463)
From net realized gains on investments.     (15,204,353)                 --
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........     (15,542,187)           (233,463)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............     212,364,548         133,494,697
Net asset value of shares issued upon
  reinvestment of distributions........      15,542,187             233,463
Payments for shares redeemed...........     (67,484,450)        (13,173,524)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................     160,422,285         120,554,636
                                           ------------        ------------
  Net change in net assets.............     227,482,194         136,399,395
NET ASSETS:
Beginning of period....................     142,363,239           5,963,844
                                           ------------        ------------
End of period..........................    $369,845,433        $142,363,239
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    143,385        $         --
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................      14,288,419          11,095,048
Number of shares issued upon
  reinvestment of distributions........         981,818              17,449
Number of shares redeemed..............      (4,438,843)         (1,195,162)
                                           ------------        ------------
 Net increase..........................      10,831,394           9,917,335
                                           ============        ============


26 See Notes to Financial Statements.

================================================================================

                                                    INTERNATIONAL
                                         -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $     34,202        $     94,747
Net realized gain on investments.......       4,862,619           1,023,371
Net change in unrealized gain or loss
 on investments........................       8,328,366           1,651,337
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................      13,225,187           2,769,455
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (353,954)            (17,927)
From net realized gains on investments.      (3,037,839)           (813,619)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (3,391,793)           (831,546)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      34,117,191          11,492,897
Net asset value of shares issued upon
  reinvestment of distributions........       3,391,793             814,794
Payments for shares redeemed...........     (20,036,271)        (13,414,872)
                                           ------------        ------------
 Net increase (decrease) in net assets
 from fund share transactions..........      17,472,713          (1,107,181)
                                           ------------        ------------
  Net change in net assets.............      27,306,107             830,728
NET ASSETS:
Beginning of period....................      16,242,336          15,411,608
                                           ------------        ------------
End of period..........................    $ 43,548,443        $ 16,242,336
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $     34,998        $    117,527
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................       2,598,430             971,299
Number of shares issued upon
  reinvestment of distributions........         235,495              70,485
Number of shares redeemed..............      (1,500,618)         (1,139,958)
                                           ------------        ------------
 Net increase (decrease)...............       1,333,307             (98,174)
                                           ============        ============


                                           See Notes to Financial Statements. 27

CAPITAL APPRECIATION PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                    SMALL COMPANY
                                         -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $    712,780        $    579,644
Net realized gain (loss) on investments      20,875,868          (6,877,466)
Net change in unrealized gain or loss
 on investments........................      12,349,570           5,570,006
                                           ------------        ------------
 Net increase (decrease) in net assets
 resulting from operations.............      33,938,218            (727,816)
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (551,932)           (544,565)
From net realized gains on investments.      (1,144,832)           (230,169)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (1,696,764)           (774,734)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      66,957,022         109,090,666
Net asset value of shares issued upon
  reinvestment of distributions........       1,696,764             774,734
Payments for shares redeemed...........     (51,301,904)        (26,641,691)
                                           ------------        ------------
 Net increase in net assets from fund
 share transactions....................      17,351,882          83,223,709
                                           ------------        ------------
  Net change in net assets.............      49,593,336          81,721,159
NET ASSETS:
Beginning of period....................      99,822,974          18,101,815
                                           ------------        ------------
End of period..........................    $149,416,310        $ 99,822,974
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    210,247        $     49,652
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................       4,954,441           8,539,090
Number of shares issued upon
  reinvestment of distributions........         111,511              60,652
Number of shares redeemed..............      (3,825,156)         (2,210,865)
                                           ------------        ------------
 Net increase..........................       1,240,796           6,388,877
                                           ============        ============


28 See Notes to Financial Statements.

================================================================================

                                                  VALUE OPPORTUNITY
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------

FROM OPERATIONS:
Net investment income .................    $    531,415        $    437,647
Net realized gain (loss) on investments      19,615,336          (2,499,205)
Net change in unrealized gain or loss
 on investments........................      (6,017,946)         11,291,482
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................      14,128,805           9,229,924
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............        (404,977)           (387,014)
From net realized gains on investments.      (3,577,088)           (339,496)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........      (3,982,065)           (726,510)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      14,685,948          67,879,273
Net asset value of shares issued upon
  reinvestment of distributions........       3,982,065             726,510
Payments for shares redeemed...........     (19,893,670)        (10,147,268)
                                           ------------        ------------
 Net increase (decrease) in net assets
 from fund share transactions..........      (1,225,657)         58,458,515
                                           ------------        ------------
  Net change in net assets.............       8,921,083          66,961,929
NET ASSETS:
Beginning of period....................      76,108,706           9,146,777
                                           ------------        ------------
End of period..........................    $ 85,029,789        $ 76,108,706
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    133,832        $      7,394
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares sold..................         958,103           5,269,016
Number of shares issued upon
  reinvestment of distributions........         245,379              53,123
Number of shares redeemed..............      (1,308,831)           (806,672)
                                           ------------        ------------
 Net increase (decrease)...............        (105,349)          4,515,467
                                           ============        ============


                                           See Notes to Financial Statements. 29

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================

1. ORGANIZATION

Aetna Variable Portfolios, Inc. (Fund) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation permit the Fund to offer separate portfolios, each of which has its own investment objective, policies and restrictions.

The Fund currently offers multiple portfolios. This report covers four diversified portfolios: Aetna Growth VP, Aetna International VP, Aetna Small Company VP and Aetna Value Opportunity VP (Portfolios).

The following is each Portfolio's investment objective:

   AETNA GROWTH VP (Growth) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

   AETNA INTERNATIONAL VP (International) seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

   AETNA SMALL COMPANY VP (Small Company) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

   AETNA VALUE OPPORTUNITY VP (Value Opportunity) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 1999, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 100.0%, 100.0%, 99.6% and 99.8% of Growth, International, Small Company and Value Opportunity's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Portfolio. Bradley, Foster & Sargent, Inc. (Bradley) served as the sub-adviser to Value Opportunity only through December 31, 1999 at which point the sub-advisory agreement was terminated. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio has been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein, although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities,

================================================================================

maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. Each Portfolio may invest up to 15% of its total assets in illiquid securities. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures and options contracts, passive foreign investment company activity and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. LINE OF CREDIT

Certain portfolios of Aetna Variable Portfolios, Inc. (including the Portfolios), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of December 31, 1999.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

================================================================================

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of December 31, 1999:

                                             ADVISORY FEE
                                             ------------
              Growth                             0.60%
              International                      0.85%
              Small Company                      0.75%
              Value Opportunity                  0.60%

Aeltus entered into a subadvisory agreement with Bradley for Value Opportunity. As sub-adviser, Bradley supervised the investment and reinvestment of cash and equity securities. The subadvisory agreement provided that Aeltus pay Bradley a subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million and 0.10% of Value Opportunity's average daily net assets above $250 million. For the year ended December 31, 1999, Aeltus paid Bradley $113,534. This agreement terminated on December 31, 1999.

Aeltus entered into a consulting agreement with Bradley for Value Opportunity and Aetna Value Opportunity Fund, a series of Aetna Series Fund, Inc., under which Bradley agreed to provide assistance with shareholder communications, contribute to marketing efforts and provide other non-investment advisory services for the Value Opportunity funds. For the year ended December 31, 1999, Aeltus paid Bradley $236,000. This agreement terminated on December 31, 1999.

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.425% of the Portfolios' average daily net assets. For the year ended December 31, 1999, Aeltus paid ALIAC $1,494,165.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse each Portfolio for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Portfolio's yield and total return. Actual expenses for the year ended December 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                                COST OF PURCHASES       PROCEEDS FROM SALES
                                -----------------       -------------------
        Growth                    $472,826,802             $319,077,382
        International               55,650,141               43,044,593
        Small Company              262,322,704              234,843,693
        Value Opportunity           89,412,606               89,941,820

CAPITAL APPRECIATION PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of December 31, 1999, International had the following open forward foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The net unrealized loss of $35,398 on these contracts, is included in the accompanying financial statements. The terms of the open contracts are as follows:

INTERNATIONAL
  EXCHANGE                        CONTRACTS        IN EXCHANGE   CONTRACTS   UNREALIZED
    DATE      TYPE  CURRENCY  TO RECEIVE/DELIVER       FOR        AT VALUE   GAIN (LOSS)
    ----      ----  --------  ------------------       ---        --------   -----------
  5/18/00     Buy     HKD            531,000       $   68,088   $   68,276    $    188
  5/18/00     Buy     HKD            349,000           44,446       44,874         428
  5/18/00     Buy     HKD            580,000           73,981       74,576         595
  2/17/00     Buy     JPY         56,310,000          551,940      555,570       3,630
  5/18/00     Sell    HKD            531,000           67,690       68,276        (586)
  5/18/00     Sell    HKD            349,000           44,489       44,874        (385)
  5/18/00     Sell    HKD            580,000           73,936       74,576        (640)
  1/27/00     Sell    JPY        141,734,000        1,363,220    1,393,657     (30,437)
  2/17/00     Sell    JPY         14,959,000          145,871      147,590      (1,719)
  2/17/00     Sell    JPY         56,310,000          549,098      555,570      (6,472)
                                                                              --------
                                                                              $(35,398)
                                                                              ========

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1999
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                     Growth                    5.80%
                     Small Company             5.62%
                     Value Opportunity         8.34%

In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                                         AGGREGATE          PER SHARE
                                        ----------          ---------
               Growth                   $1,980,035           $0.1096
               International               792,836            0.3265
               Value Opportunity         1,987,271            0.4000

International intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended December 31, 1999. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on December 31, 1999) are as follows:

                                          DIVIDEND    FOREIGN TAX
                  COUNTRY                 PER SHARE    PER SHARE
                  -------                 ---------   -----------
                  Australia                0.0056      0.0004
                  Brazil                   0.0018      0.0001
                  Canada                   0.0034      0.0005
                  Switzerland              0.0044      0.0007
                  Denmark                  0.0050      0.0007
                  United Kingdom           0.0310      0.0029
                  Mexico                   0.0029      0.0001
                  Japan                    0.0088      0.0013
                  Singapore                0.0008      0.0001
                  Norway                   0.0013      0.0002
                  New Zealand              0.0007      0.0001
                  Sweden                   0.0037      0.0004
                  Finland                  0.0014      0.0002
                  France                   0.0122        --
                  Germany                  0.0093      0.0009
                  Ireland                  0.0038        --
                  Italy                    0.0012      0.0002
                  Netherlands              0.0093      0.0005
                  Spain                    0.0010      0.0001

The pass through of the foreign tax credit affects only those shareholders of International who were holders on the dividend record date of December 13, 1999. Accordingly, shareholders received more detailed information along with their Form 1099-DIV in January 2000.

CAPITAL APPRECIATION PORTFOLIOS
ADDITIONAL INFORMATION (CONTINUED)
DECEMBER 31, 1999
================================================================================

YEAR 2000 (UNAUDITED)

The Portfolio's Year 2000 remediation efforts have been completed. Currently, the Portfolio's have no information that indicates a mission-critical vendor or service provider will be unable to sell goods or provide services to the Portfolios or that any customer will be unable to purchase from the Portfolios because of Year 2000 issues. As of today, the Portfolio's have not experienced any significant disruptions to their financial reporting or operating activities that were caused by failure of their computerized systems resulting from Year 2000 issues.

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS
GROWTH
================================================================================

Selected data for a fund share outstanding throughout each period:

                                                                                                                PERIOD FROM
                                                                                                            DECEMBER 13, 1996
                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED       (COMMENCEMENT OF
                                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,         OPERATIONS)
                                                                1999            1998            1997       TO DECEMBER 31, 1996
                                                            -----------     -----------     -----------    --------------------
Net asset value, beginning of period ....................   $     13.53     $      9.85     $     10.15         $     10.00
                                                            -----------     -----------     -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................................          0.03            0.03            0.04+               0.01+
 Net realized and change in unrealized gain or loss on
 investments ............................................          4.62            3.68            3.27                0.15
                                                            -----------     -----------     -----------         -----------
   Total from investment operations .....................          4.65            3.71            3.31                0.16
                                                            -----------     -----------     -----------         -----------
LESS DISTRIBUTIONS:
 From net investment income .............................         (0.02)          (0.03)          (0.03)              (0.01)
 From net realized gains on investments .................         (0.84)             --           (3.58)                 --
                                                            -----------     -----------     -----------         -----------
   Total distributions ..................................         (0.86)          (0.03)          (3.61)              (0.01)
                                                            -----------     -----------     -----------         -----------
Net asset value, end of period ..........................   $     17.32     $     13.53     $      9.85         $     10.15
                                                            ===========     ===========     ===========         ===========

Total return* ...........................................         34.97%          37.68%          33.01%               1.57%
Net assets, end of period (000's) .......................   $   369,845     $   142,363     $     5,964         $     5,175
Ratio of net expenses to average net assets .............          0.71%           0.75%           0.75%               0.67%(1)
Ratio of net investment income to average net assets ....          0.20%           0.40%           0.29%               1.99%(1)
Portfolio turnover rate .................................        138.03%         152.99%         207.41%               1.97%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 37

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
INTERNATIONAL
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                              PERIOD FROM
                                                           DECEMBER 22, 1997
                              YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                             DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                 1999          1998       TO DECEMBER 31, 1997
                             ------------  ------------   --------------------
Net asset value, beginning
 of period ................    $ 11.59       $ 10.27            $ 10.00
                               -------       -------            -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ....      (0.01)         0.07                 --
 Net realized and change in
 unrealized gain or loss on
 investments...............       5.78          1.87               0.27
                               -------       -------            -------
   Total from investment
    operations.............       5.77          1.94               0.27
                               -------       -------            -------
LESS DISTRIBUTIONS:
 From net investment income      (0.15)        (0.01)                --
 From net realized gains on
 investments...............      (1.29)        (0.61)                --
                               -------       -------            -------
   Total distributions ....      (1.44)        (0.62)                --
                               -------       -------            -------
Net asset value, end of
 period....................    $ 15.92       $ 11.59            $ 10.27
                               =======       =======            =======

Total return* .............      51.33%        18.92%              2.74%
Net assets, end of period
 (000's)...................    $43,548       $16,242            $15,412
Ratio of net expenses to
 average net assets .......       1.15%         1.15%              1.15%(1)
Ratio of net investment
 income to average net
 assets....................       0.13%         0.55%             (0.98)%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ....       1.62%         1.77%                --
Portfolio turnover rate ...     168.88%       158.02%              0.71%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.


38 See Notes to Financial Statements.

SMALL COMPANY
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                           PERIOD FROM
                                                                        DECEMBER 27, 1996
                             YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                1999          1998          1997       TO DECEMBER 31, 1996
                            ------------  ------------  ------------   --------------------
Net asset value,
 beginning of period....     $  12.79       $ 12.77       $ 10.11             $10.00
                             --------       -------       -------             ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income..         0.08          0.07          0.04+              0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments............         3.84          0.07          3.44               0.11
                             --------       -------       -------             ------
   Total from
    investment
    operations..........         3.92          0.14          3.48               0.12
                             --------       -------       -------             ------
LESS DISTRIBUTIONS:
 From net investment
 income.................        (0.06)        (0.08)        (0.03)             (0.01)
 From net realized
 gains on investments...        (0.13)        (0.04)        (0.79)                --
                             --------       -------       -------             ------
   Total distributions..        (0.19)        (0.12)        (0.82)             (0.01)
                             --------       -------       -------             ------
Net asset value, end
 of period .............     $  16.52       $ 12.79       $ 12.77             $10.11
                             ========       =======       =======             ======

Total return* ..........        30.85%         1.10%        34.49%              1.23%
Net assets, end of
 period (000's) ........     $149,416       $99,823       $18,102             $5,158
Ratio of net expenses
 to average net assets..         0.88%         0.89%         0.90%              0.55%(1)
Ratio of net
 investment income to
 average net assets ....         0.64%         0.93%         0.78%              5.96%(1)
Portfolio turnover
 rate...................       256.09%       185.29%       180.25%                --

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 39

CAPITAL APPRECIATION PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
VALUE OPPORTUNITY
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                           PERIOD FROM
                                                                        DECEMBER 13, 1996
                             YEAR ENDED    YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,        OPERATIONS)
                                1999          1998          1997       TO DECEMBER 31, 1996
                            ------------  ------------  ------------   --------------------
Net asset value,
 beginning of period....      $ 14.41       $ 11.92       $ 10.20           $10.00
                              -------       -------       -------           ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income..         0.10          0.09          0.11+            0.02+
 Net realized and
 change in unrealized
 gain or loss on
 investments............         2.71          2.56          3.90             0.20
                              -------       -------       -------           ------
   Total from
    investment
    operations..........         2.81          2.65          4.01             0.22
                              -------       -------       -------           ------
LESS DISTRIBUTIONS:
 From net investment
 income.................        (0.08)        (0.08)        (0.10)           (0.02)
 From net realized
 gains on investments...        (0.72)        (0.08)        (2.19)              --
                              -------       -------       -------           ------
   Total distributions..        (0.80)        (0.16)        (2.29)           (0.02)
                              -------       -------       -------           ------
Net asset value, end
 of period .............      $ 16.42       $ 14.41       $ 11.92           $10.20
                              =======       =======       =======           ======

Total return* ..........        19.58%        22.39%        39.36%            2.15%
Net assets, end of
 period (000's) ........      $85,030       $76,109       $ 9,147           $5,202
Ratio of net expenses
 to average net assets..         0.73%         0.74%         0.75%            0.67%(1)
Ratio of net
 investment income to
 average net assets ....         0.69%         0.93%         1.06%            2.73%(1)
Portfolio turnover
 rate...................       124.80%       125.72%       187.84%              --

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


40 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Growth VP, Aetna International VP, Aetna Small Company VP and Aetna Value Opportunity VP, series of Aetna Variable Portfolios, Inc. (collectively the Capital Appreciation Portfolios), including the portfolios of investments as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Capital Appreciation Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Portfolios as of December 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                                    /s/ KPMG LLP


Hartford, Connecticut
February 4, 2000

                                                         Aetna Balanced VP, Inc.
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Balanced Fund VP, Inc.                 Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Balanced Fund VP, Inc.           10,000    10,572   12,515    13,315   14,633    14,582   18,552
Lehman Brothers Aggregate Bond Index   10,000    10,896   12,639    13,575   14,898    14,463   17,135
S&P 500 Index                          10,000     9,689   12,641    13,605   14,976    15,174   20,876
60% S&P 500/40% Lehman Brothers        10,000    10,181   12,703    13,667   15,032    14,983   19,427

Balanced Fund VP, Inc.                 Dec-96    Dec-97   Dec-98    Dec-99
Aetna Balanced Fund VP, Inc.           21,367    26,172   30,606    34,772
Lehman Brothers Aggregate Bond Index   17,757    19,471   21,161    20,986
S&P 500 Index                          25,667    34,230   44,011    53,269
60% S&P 500/40% Lehman Brothers        22,335    27,650   33,631    37,664

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                       1 Year       5 Years       10 Years
                   ------------------------------------------
                       13.60%        18.98%        13.27%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA BALANCED VP, INC.

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Balanced VP, Inc. (Balanced) generated a 13.60% total return, net of fund expenses, for the year ended December 31, 1999. For the same period the benchmark, Standard & Poor's (S&P) 500 Index(a) returned 21.04%, while the composite index, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(b), returned 12.00%.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Over the past 12 months, the U.S. economy continued along its course of strong growth and low inflation. Despite undergoing a 12% correction that started in July and ended in mid-October, the S&P 500 Index had a tremendous rally in the 4th quarter of the year, managing to close at record highs. As Y2K fears began to diminish, it was technology shares (particularly those associated with telecommunications and the internet) that propelled the stock market higher.

Continued brisk Gross Domestic Product growth, combined with tight labor markets, led the Federal Reserve (the "Fed") to raise the federal funds ("Fed funds") rate in each of the last three calendar quarters of 1999. (The Fed funds rate is the interest rate charged on overnight loans between banks.) Each increase was 25 basis points (1/4 of one percent), effectively reversing the three 25-basis-point easings (or decreases) in the latter half of 1998.


42 See Definition of Terms.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Large and Mid Cap Stocks: Both the large and mid-cap equity portions of the Portfolio performed extremely well in this environment, as the quantitative model that we use favored technology shares due to their strong business momentum. The fact that these stocks trade at extremely high valuations relative to the market caused the value factors in our model to detract from performance.

Low-P/E stocks underperformed high-P/E stocks by 65% in 1999. P/E - or price/earnings ratio - is calculated by dividing a stock's current selling price by the company's earnings. (P/E gives an idea of what investors are willing to pay for a company's earning potential.) This poor performance was typical of virtually all value-oriented investment strategies. Value strategies seek companies whose stocks appear undervalued in relation to their assets and earnings; they typically have low P/Es. Growth strategies look for companies that have a record of above-average earnings growth; they typically have high P/Es.

Overall, our multi-factor model showed positive discrimination, with our best-ranked stocks outperforming the worst-ranked stocks by approximately 35%. This helped produce outstanding results for this strategy in the fourth quarter as follows:

      o An overweight position in technology - led by positions in Cisco, Microsoft and QUALCOMM - helped the large cap portion of the Portfolio in the fourth quarter. During the same quarter, poor stock selection in oil stocks detracted from performance.

      o An overweight position in technology - led by positions in VERITAS, QLogic and Seibel - helped the mid cap portion of Portfolio in the fourth quarter. However, poor stock selection in the manufacturing sector detracted from performance.

Small Cap Stocks: Technology and healthcare sectors carried the performance in the second half of 1999. However, other areas also provided strong performance particularly in the first half of the year; these included energy, raw materials and retail stocks - which we overweighted.

For the fourth quarter, it was technology and healthcare (primarily biotech) once again providing strong performance. Strong stock selection plus overweight positions in these two areas greatly enhanced returns. Investments in the utility sector (mostly telecommunications) were also strong. However, our investments in the consumer discretionary and financial sectors mostly saw lower-than-market returns.

Fixed Income: Early in the year, an overweight position in high yield corporate bonds positively affected performance. Toward mid-year, as market default concerns increased, we reduced this exposure to lock-in some of the gains. Also helping to boost performance was an overweight position in investment-grade corporate bonds early in the year and during the third quarter as well as being overweight in government-agency securities in the third quarter.

Duration was also a positive contributor to performance. (Duration measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond fund - will be affected by rate changes.) During the first half as well as the last two months of 1999, we maintained a short duration, which had a positive impact on performance.

On the negative side, the Portfolio underweighted mortgage-backed securities throughout much of the year, a sector that performed well relative to U.S. Treasury securities. Also, some credit events in investment-grade corporates in the latter half of the year modestly reduced returns.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Large and Mid Cap Stocks: Going forward, we are concerned by the extreme price appreciation in technology stocks in the fourth quarter of 1999. The recent increase in interest rates does not provide a supportive environment for high-P/E growth stocks; and, to the extent that the bear market in bonds continues, we feel that those stocks will have a difficult time maintaining their current valuations.


                                                     See Definition of Terms. 43

Although we are keenly aware of these risks, we remain committed to our disciplined investment process. We will continue to utilize our multi-factor stock-selection model to evaluate each stock on its own merits, rather than making choices based on macro-economic factors.

Small Cap Stocks: Looking forward, we are optimistic about investments in the small-cap area. (A company's capitalization is determined by multiplying the number of shares outstanding by the current price per share.) The group is finally responding to the valuation gap versus the larger companies. In 1999, the Russell 2000 Index(d) outperformed the S&P 500 Index for the first time in five years, topped off by a very strong fourth quarter. We believe the small-cap arena should continue to perform well. Investors are beginning to show an appetite for high-tech industries (both technology and healthcare), and the markets are beginning to reward "smaller" firms that have a strong technology base. We continue to believe that our strategy of focusing on companies with the strongest business momentum and those selling at reasonable prices will produce stronger-than-market returns.

Fixed Income: We expect the Fed to continue raising the Fed funds rate, in an effort to slow domestic economic activity and reverse certain imbalances in the economy, such as the low savings rate. Market consensus appears to be a 6% Fed funds rate by mid-year, which is close to our expectation of 6-6.25%.

We start out the year seeing yields closer to fair value. We will trade duration tactically, in the expectation that a stock-market correction could eventually lead to a weakening economy and lower interest rates. We could see higher rates in the first quarter of 2000, but until this plays out, we expect to bias our duration toward the long side based on our longer-term view.

We expect to continue our overweight position in asset-backed securities. However, we continue to be defensive in most investment-grade sectors and mortgage-backed securities, underweighting those sectors. We also expect to continue being defensive in emerging markets and high yield, both of which could be negatively affected by any stock market correction that might occur.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF       OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500      WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         2.5%        3.0%         (0.5)%
Commercial Services                     3.5%        1.2%          2.3%
Consumer Discretionary                 13.1%       11.8%          1.3%
Consumer Non-Discretionary              4.2%        6.3%         (2.1)%
Energy                                  6.3%        6.0%          0.3%
Finance                                12.4%       12.6%         (0.2)%
Healthcare                              8.5%        9.3%         (0.8)%
Manufacturing                          10.2%        9.5%          0.7%
Technology                             31.0%       30.8%          0.2%
Utilities                               8.3%        9.5%         (1.2)%


44 See Definition of Terms.

--------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
--------------------------------------------------
Microsoft Corp.                           3.2%
Cisco Systems, Inc.                       2.2%
General Electric Co.                      2.1%
Wal-Mart Stores, Inc.                     1.7%
Exxon Corp.                               1.1%
America Online, Inc.                      1.0%
Lucent Technologies, Inc.                 1.0%
Home Depot, Inc.                          0.8%
MCI WorldCom, Inc.                        0.8%
International Business Machines Corp.     0.8%

--------------------------------------------------------------------------------
                                                           % OF NET
TOP FIVE INCOME HOLDINGS                                    ASSETS
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.50%, 07/31/01                          5.0%
U.S. Treasury Note, 6.00%, 08/15/04                          2.4%
U.S. Treasury Note, 6.00%, 08/15/09                          1.8%
U.S. Treasury Note, 5.25%, 02/15/29                          1.8%
Government National Mortgage Association, 7.50%, 12/15/23    1.6%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


                                                     See Definition of Terms. 45

                                                      Aetna Growth and Income VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Growth and Income VP                   Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Growth and Income VP             10,000    10,331   13,059    13,934   14,874    14,731   19,481
S&P 500 Index                          10,000     9,689   12,641    13,605   14,976    15,174   20,876

Growth and Income VP                   Dec-96    Dec-97   Dec-98    Dec-99
Aetna Growth and Income VP             24,247    31,494   36,057    42,334
S&P 500 Index                          25,667    34,230   44,011    53,269

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                       1 Year       5 Years       10 Years
                   ------------------------------------------
                       17.42%        23.51%        15.52%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           AETNA GROWTH AND INCOME VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Growth and Income VP (Growth and Income) generated a 17.42% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned 21.04% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Over the past twelve months, the stock market produced impressive returns largely due to the continued strength of growth stocks, particularly in the technology sector. For example, the S&P 500 Growth Index(c) was up 28.2% compared to 12.7% for the S&P 500 Value Index(d). (Growth stocks are those with a record of above-average earnings growth. Value stocks are those that appear undervalued in relation to the company's assets and earnings.)

Stocks advanced despite rising interest rates. For example, the benchmark 30-year Treasury bond yielded 5.10% on December 31, 1998, but a year later the yield had climbed to 6.48%. Usually, stocks have difficulty during such an adverse interest-rate environment.

What explains the astounding performance of equities? Certainly not attractive valuation. According to our valuation disciplines and those of most other market watchers (including Fed Chairman Alan Greenspan), the market has been overvalued by historic norms for the entire period. Earnings growth during the period was solid but not spectacular, so earnings alone do not provide the answer.


46 See Definition of Terms.

Perhaps the flood of liquidity coming into U.S. stocks from both domestic and foreign investors best explains the behavior of the market over the past twelve months. Foreign markets tumbled during the summer of 1998, scaring many investors into the "safe haven" of the U.S. In addition, U.S. investors continued their enthusiasm for owning stock mutual funds, particularly index and growth funds. This liquidity naturally flowed to the largest and most liquid stocks.

In general, the rich got richer, as large-cap growth stocks - whose price/earnings (P/E) ratios began the year well ahead of the average stock - saw further multiple expansion based upon strong earnings growth and the outlook for more of the same. (P/E ratio is calculated by dividing a stock's current selling price by per share earnings. P/E gives an idea of what investors are willing to pay for a company's earning potential.) As an investment discipline, value proved very disappointing, as stocks which appeared relatively overvalued became even more so. The most rewarding investment style was momentum, especially price momentum - buying the stocks that have seen their prices appreciate most.

-------------------------------------------------------------------------------
ASSET ALLOCATION:          % OF         NOTIONAL
                        INVESTMENT       VALUE*           ECONOMIC EXPOSURE*
ASSET CLASS              12/31/99      OF FUTURES      12/31/99       12/31/98
-------------------------------------------------------------------------------
Large Cap Stocks           82.7%          1.5%           84.2%          78.4%
Mid Cap Stocks              2.2%           --             2.2%           2.7%
Small Cap Stocks            1.5%           --             1.5%           2.3%
International Stocks        5.7%           --             5.7%           4.2%
International Bonds         0.1%           --             0.1%           0.1%
Real Estate Stocks          1.5%           --             1.5%           4.4%
Convertible Securities      0.4%           --             0.4%           1.0%
Special Situations**        1.6%           --             1.6%           2.5%
Cash Equivalents            4.3%         (1.5)%           2.8%           4.4%
                        -------------------------------------------------------
                          100.0%           --           100.0%         100.0%
                        =======================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

** The special situations category was created to take advantage of investment opportunities which are "special" in the sense that they do not fit well into our normal valuation and modeling framework. The largest category within this group is initial public offerings, but other categories include spin-offs, newly created securities and stocks of companies which derive their value from something other than current assets, earnings and dividends.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio's underperformance during the past twelve months is mainly attributed to our overweight position in consumer discretionary stocks such as TJX, Centex Corp. and Safeway, which appeared to be quite inexpensive throughout the year but which declined further in price. Despite strong non-apparel sales, TJX apparel sales suffered as a result of the unusually warm weather experienced by much of the country, causing the stock to decline considerably during the last quarter of 1999.

Portfolio performance was also hurt by stock selection within the manufacturing sector. For example, we were underweight in GE, which had a return of over 53% for the year, and we were overweight in Loew's, which had a return of -37% for the year. In addition, we were overweight in Tyco International Ltd., whose stock fell during the fourth quarter as a result of allegations of improper accounting practices following acquisitions.

On the positive side, the Portfolio was underweight in consumer non-discretionary stocks (sometimes called consumer staples) during the past year, primarily because most of these stocks appeared overvalued to us. For example, we were underweight in Gillette, Coca-Cola and Unilever, all of which experienced negative returns for the year. Unfortunately, this was not enough to offset the negative results in the consumer discretionary and manufacturing sectors.

                                                     See Definition of Terms. 47

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect the S&P 500 Index to experience more normal returns of 8% to 10% going forward. Further P/E expansion seems unlikely given its already lofty level and earnings growth appears to be back to its normal 8% to 10% rate. Foreign markets and economies are reviving, pulling incremental investment flow into foreign markets. This activity has caused some weakness in the U.S. dollar, which, along with very tight labor markets, could mean increases in inflation and interest rates are ahead. In such an environment, our disciplined and conservative strategy should perform relatively well.


DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF     OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         2.5%        3.0%       (0.5)%
Commercial Services                     1.1%        1.2%        (0.1)%
Consumer Discretionary                 12.2%       11.8%          0.4%
Consumer Non-Discretionary              4.3%        6.3%       (2.0)%
Energy                                  5.9%        6.0%       (0.1)%
Finance                                11.6%       12.6%       (1.0)%
Healthcare                              8.2%        9.3%       (1.1)%
Manufacturing                           8.2%        9.5%        (1.3)%
Technology                             36.7%       30.8%         5.9%
Utilities                               9.3%        9.5%       (0.2)%

----------------------------------------------
                                     % OF NET
TOP TEN EQUITY HOLDINGS               ASSETS
----------------------------------------------
Microsoft Corp.                        4.6%
General Electric Co.                   3.4%
Cisco Systems, Inc.                    2.7%
Wal-Mart Stores, Inc.                  2.3%
Intel Corp.                            1.7%
Citigroup Inc.                         1.6%
Lucent Technologies, Inc.              1.4%
America Online, Inc.                   1.3%
Exxon Corp.                            1.3%
Procter & Gamble Co.                   1.3%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


48 See Definition of Terms.

                                                 Aetna Real Estate Securities VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Real Estate VP                       12/15/97  12/31/97                              12/31/98                              12/31/99
Aetna Real Estate VP                   10,000    10,363   10,343     9,960    9,217     9,031    8,513     9,585    8,876     8,651
NAREIT Equity REIT Index               10,000    10,236   10,188     9,720    8,698     8,444    8,037     8,848    8,136     8,054

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                     Inception Date    1 Year     Inception
                   ------------------------------------------
                        12/15/97       -4.22%      -6.85%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         AETNA REAL ESTATE SECURITIES VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Real Estate Securities VP (Real Estate) generated a -4.22% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, NAREIT Equity REIT Index(e), returned -4.62% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

Equilibrium Real Estate Market Conditions: The period from 1992 to 1998 saw a dramatic recovery in real estate operating fundamentals, with rents rising rapidly and the supply of new space across all sectors being very constrained. In the last 18 months, that dramatic recovery appears to have been shifting into "neutral." While we do not see any dramatic overbuilding, the very positive rent increases are being replaced by more modest ones, closer to the level of inflation. REIT-earnings growth rates, which were bolstered by the recovery, have settled into more normalized 6% to 8% levels. With the exit of the growth investor, and without the much-awaited entry of the large value investors, capital outflows have hampered the industry.

Equity Market Volatility and Narrowness: This has been a negative factor since the middle of last year. REIT share prices remain depressed, trading at an average 5-15% discount to underlying net asset value. This makes it difficult for REITs to access capital through the issuance of more stock, since doing so would be dilutive. Consequently, property acquisitions, which had been a contributor to earnings growth during the 1992 to 1998 period, slowed to a trickle in 1999. Indeed, REITs were net sellers of property during 1999, with proceeds redeployed to repurchase stock, invest in higher-yielding developments or make selective value-added acquisitions.


                                                     See Definition of Terms. 49

Interest-Rate Increases: REITs generally fall into the category of interest rate-sensitive stocks. In that REITs finance themselves with short-term and long-term debt, interest-rate increases raise the cost of capital and can have a negative earnings impact for REITs.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio maintained an overweight exposure to the multifamily sector, which had a positive impact on performance over the last year. Healthcare REIT exposure decreased from overweight to underweight, as concerns regarding government reimbursements to nursing home operators began to be felt by owners of healthcare real estate. Exposure to the office sector moved from an underweight position to overweight, as the relative outlook for office REITs strengthened; strong stock selection among office REITs contributed to performance. Hotel exposure remained underweight throughout the period with mixed influence on performance, as a slowing economic expansion continued to put pressure on lodging operating fundamentals.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to believe that the fundamentals for real estate stocks remain positive, with good internal growth prospects translating to high single-digit expected earnings growth. With dividend yields over 9%, income investors should find the sector attractive, unless bond-market yields continue to move up. Underlying real estate markets remain healthy nationwide. Risk to REIT earnings could stem from timing differences between asset dispositions and redeployment in the form of acquisitions, or new development. We also believe that REIT stock-buyback programs could increasingly impact the bottom line in 2000.

The Portfolio invests in real estate investment securities that involve certain risks including management skills, changes in general or regional economy, changes in property value and refinancing.

----------------------------------------------------
                                           % OF NET
TOP TEN EQUITY HOLDINGS                     ASSETS
----------------------------------------------------
Equity Office Properties Trust               5.9%
Equity Residential Properties Trust          5.6%
Apartment Investment & Management Co.        4.5%
CBL & Associates Properties, Inc.            4.1%
PS Business Parks, Inc.                      3.7%
Essex Property Trust, Inc.                   3.3%
ProLogis Trust                               3.2%
Kimco Realty Corp.                           3.1%
Boston Properties, Inc.                      3.1%
Simon Property Group, Inc.                   2.7%

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


50 See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(c) S&P 500 Growth Index is the Standard & Poor's 500 Growth Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.

(d) S&P 500 Value Index is the Standard & Poor's 500 Value Index. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

(e) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.

The unmanaged indices described above are not available for individual investment.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
BALANCED
================================================================================

                                      NUMBER OF                MARKET
                                       SHARES                   MALUE
                                    ------------          --------------

COMMON STOCKS (61.2%)
AIR TRANSPORT (0.5%)
America West Holdings
 Corp. + ................             194,500             $    4,035,875
AMR Corp. + .............              12,400                    830,800
Circle International
 Group, Inc. ............              97,500                  2,169,375
Delta Air Lines, Inc. ...              11,600                    577,825
FDX Corp. + .............              28,640                  1,172,450
Southwest Airlines Co. ..              47,137                    763,030
                                                          --------------
                                                               9,549,355
                                                          --------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. .....              16,700                    687,831
Alcoa Inc. ..............              39,400                  3,270,200
Reynolds Metals Co. .....               7,600                    582,350
                                                          --------------
                                                               4,540,381
                                                          --------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. ....               4,900                    256,025
Cooper Tire & Rubber Co.                8,200                    127,613
Genuine Parts Co. .......              18,700                    463,994
Snap-On, Inc. ...........               8,500                    225,781
                                                          --------------
                                                               1,073,413
                                                          --------------
AUTOMOTIVE (0.8%)
Dana Corp. ..............              20,882                    625,155
Delphi Automotive Systems
 Corp....................              53,887                    848,720
Eaton Corp. .............               6,700                    486,588
Ford Motor Co. ..........              93,900                  5,017,781
General Motors Corp. + ..              79,800                  5,800,462
Johnson Controls, Inc. ..               8,700                    494,813
Monaco Coach Corp. + ....              56,475                  1,443,642
TRW, Inc. ...............              12,500                    649,219
                                                          --------------
                                                              15,366,380
                                                          --------------
BANKS AND THRIFTS (2.6%)
AmSouth Bancorporation ..              46,850                    904,791
Astoria Financial Corp. .              78,800                  2,398,475
Bank of America Corp. ...              71,306                  3,578,670
Bank of New York Co.,
 Inc.....................              63,700                  2,548,000
BB&T Corp. ..............              27,600                    755,550
Chase Manhattan Corp. ...              68,100                  5,290,519
Citizens Banking Corp. ..              85,300                  1,908,587
Comerica, Inc. ..........              13,250                    618,609
East West Bancorp, Inc. .             168,200                  1,923,787
Fifth Third Bancorp .....              21,400                  1,570,225
Firstar Corp. ...........              77,264                  1,632,202
FirstFed Financial Corp.
 +.......................              49,600                    697,500
Fleet Boston Financial
 Corp....................              83,904                  2,920,908
Flushing Financial Corp.               43,850                    649,528
Golden State Bancorp,
 Inc. + .................             126,300                  2,178,675
Golden West Financial
 Corp....................              16,500                    552,750
Huntington Bancshares
 Inc.....................              22,627                    540,220
J.P. Morgan & Co. .......              17,500                  2,215,937
KeyCorp .................              44,400                    982,350
Mellon Financial Corp. ..              43,400                  1,478,312
Northern Trust Corp. ....              22,400                  1,187,200
PNC Bank Corp. ..........              24,800                  1,103,600
Regions Financial Corp. .              18,200                    457,275
SouthTrust Corp. ........              12,800                    484,000
State Street Corp. ......              14,400                  1,052,100
Summit Bancorp ..........              17,700                    542,063
Suntrust Banks, Inc. ....              25,200                  1,734,075
Synovus Financial Corp. .              21,500                    427,313
U.S. Bancorp ............              62,300                  1,483,519
Union Planters Co. ......              11,000                    433,813
Wachovia Corp. ..........              17,600                  1,196,800
Washington Mutual, Inc. .              50,478                  1,312,428
Wells Fargo & Co. .......             128,400                  5,192,175
                                                          --------------
                                                              51,951,956
                                                          --------------
BIOTECH AND MEDICAL PRODUCTS (1.6%)
Amgen, Inc. + ...........              84,200                  5,057,262
Biomet, Inc. ............              11,500                    460,000
Boston Scientific Corp. +              34,100                    745,938
Cell Genesys, Inc. + ....             403,700                  5,172,406
COR Therapeutics, Inc. +               27,100                    728,313
Cubist Pharmaceuticals,
 Inc. + .................              97,800                  1,882,650
Datascope Corp. + .......              68,100                  2,724,000
Genelabs Technologies,
 Inc. + .................             123,400                    678,700
Guidant Corp. + .........              24,200                  1,137,400
Human Genome Sciences,
 Inc. + .................              41,400                  6,318,675
Medarex, Inc. + .........              67,200                  2,503,200
Medtronic, Inc. + .......              48,600                  1,770,862
Pharmacyclics, Inc. + ...              32,500                  1,340,625
Protein Design Labs,
 Inc. + .................              28,000                  1,960,000
                                                          --------------
                                                              32,480,031
                                                          --------------
CHEMICALS (0.5%)
Dow Chemical Co. ........              23,000                  3,073,375
Du Pont (E.I.) de Nemours              82,900                  5,461,037
Hercules, Inc. ..........               9,200                    256,450
Monsanto Co. ............              26,200                    933,375
Rohm & Haas Co. .........               8,136                    331,034
Union Carbide Corp. .....               4,500                    300,375
                                                          --------------
                                                              10,355,646
                                                          --------------
COMMERCIAL SERVICES (0.9%)
Bell & Howell Co. + .....              23,300                    741,231
Deluxe Corp. ............               8,600                    235,963
HA-LO Industries, Inc. +              150,500                  1,128,750
Interpublic Group of Co.,
 Inc. (The) .............              25,600                  1,476,800
Labor Ready, Inc. + .....             348,300                  4,223,137
Marketing Services Group,
 Inc. + .................             217,100                  3,636,425
NOVA Corp. + ............             106,200                  3,351,938
Omnicom Group, Inc. .....              13,900                  1,390,000
Paychex, Inc. ...........              21,300                    852,000
RR Donnelley & Sons Co. .              14,400                    357,300
                                                          --------------
                                                              17,393,544
                                                          --------------


52 See Notes to Portfolio of Investments.

================================================================================

                                      NUMBER OF                MARKET
                                       SHARES                   MALUE
                                    ------------          --------------
COMPUTERS (2.6%)
Apple Computer, Inc. + ..              19,400             $    1,994,562
Gateway, Inc. + .........              25,800                  1,859,212
Hewlett Packard Co. .....              84,100                  9,582,144
International Business
 Machines Corp. .........             148,800                 16,070,400
Orbotech Ltd. + .........              74,100                  5,742,750
Sun Microsystems, Inc. +              191,600                 14,837,025
Unisys Corp. + ..........              31,800                  1,015,613
                                                          --------------
                                                              51,101,706
                                                          --------------
CONGLOMERATE AND AEROSPACE (2.8%)
Alliant Techsystems,
 Inc. +..................              21,100                  1,314,794
Boeing Co. ..............             100,300                  4,168,719
Crane Co. ...............               9,000                    178,875
General Dynamics Corp. ..              13,200                    696,300
General Electric Co. ....             270,500                 41,859,875
Kroll O' Gara Co. (The) +              43,300                    714,450
Lockheed Martin Corp. ...              15,200                    332,500
Loews Corp. .............              10,800                    655,425
Raytheon Co. ............              23,800                    632,187
Textron, Inc. ...........              13,600                  1,042,950
United Technologies Corp.              54,500                  3,542,500
                                                          --------------
                                                              55,138,575
                                                          --------------
CONSUMER FINANCE (1.0%)
Associates First Capital
 Corp....................              57,138                  1,567,724
Avis Rent A Car, Inc. + .              43,800                  1,119,637
Capital One Financial
 Corp....................              14,700                    708,356
Countrywide Credit
 Industries, Inc. .......              11,100                    280,275
Doral Financial Corp. ...              73,700                    907,431
Freddie Mac Corp. .......              56,100                  2,640,206
Federal National Mortgage
 Association.............              78,300                  4,888,856
First Sierra Financial,
 Inc. + .................             167,200                  2,863,300
Household International,
 Inc.....................              51,400                  1,914,650
MBNA Corp. ..............              60,375                  1,645,219
Rollins Truck Leasing
 Corp....................              58,600                    699,538
Ryder System, Inc. ......               6,600                    161,288
SLM Holding Corp. .......              15,000                    633,750
                                                          --------------
                                                              20,030,230
                                                          --------------
CONSUMER PRODUCTS (1.0%)
Avon Products, Inc. .....              10,000                    330,000
Clorox Co. ..............               8,900                    448,338
Colgate-Palmolive Co. ...              43,800                  2,847,000
Gillette Co. ............              44,000                  1,812,250
International Flavors &
 Fragrances, Inc. .......               4,300                    162,325
Kimberly-Clark Corp. ....              40,700                  2,655,675
Procter & Gamble Co. ....             108,500                 11,887,531
                                                          --------------
                                                              20,143,119
                                                          --------------
CONSUMER SERVICES (0.9%)
Brinker International,
 Inc. + .................              51,800                  1,243,200
Buffets, Inc. + .........             185,700                  1,857,000
Carnival Corp. ..........              50,700                  2,424,094
CEC Entertainment, Inc. +              44,700                  1,268,362
Cendant Corp. + .........              59,400                  1,577,812
Darden Restaurants, Inc.               14,700                    266,438
Egreetings Network,
 Inc. +..................               7,800                     78,975
H&R Block, Inc. .........               9,000                    393,750
Hilton Hotels Corp. .....               9,700                     93,363
Marriott International,
 Inc.....................              12,400                    391,375
McDonald's Corp. ........             107,400                  4,329,562
Tricon Global
 Restaurants, Inc. + ....              15,680                    605,640
Veterinary Centers of
 America, Inc. + ........             271,400                  3,494,275
                                                          --------------
                                                              18,023,846
                                                          --------------
CONSUMER SPECIALTIES (0.1%)
Brunswick Corp. .........              10,200                    226,950
Coachmen Industries, Inc.             145,300                  2,197,662
Hasbro, Inc. ............              19,950                    380,297
                                                          --------------
                                                               2,804,909
                                                          --------------
DATA AND IMAGING SERVICES (9.7%)
3Com Corp. + ............              29,000                  1,363,000
Adobe Systems, Inc. .....              15,400                  1,035,650
America Online, Inc. + ..             274,400                 20,700,050
American Management
 Systems, Inc. + ........              29,500                    925,563
Automatic Data
 Processing, Inc. .......              49,800                  2,682,975
BMC Software, Inc. + ....              16,800                  1,342,950
Ceridian Corp. + ........              14,600                    314,813
Cisco Systems, Inc. + ...             402,300                 43,096,387
Computer Associates
 International, Inc. ....              44,300                  3,098,231
Computer Sciences Corp. +              12,700                  1,201,738
Compuware Corp. + .......              28,400                  1,057,900
Eastman Kodak Co. .......              26,600                  1,762,250
Electronic Data Systems
 Corp....................              52,900                  3,540,994
EMC Corp. + .............             109,800                 11,995,650
Entrust Technologies,
 Inc. + .................              81,400                  4,878,912
First Data Corp. ........              49,400                  2,436,037
Mercury Computer Systems,
 Inc. + .................             200,900                  7,031,500
Microsoft Corp. + .......             553,400                 64,609,450
Network Appliance, Inc. +              15,800                  1,312,388
Novell, Inc. + ..........              30,700                  1,226,081
Oracle Corp. + ..........             118,000                 13,223,375
Peregrine Systems, Inc. +              31,600                  2,660,325
Pinnacle Systems, Inc. +               40,200                  1,635,637
                                                          --------------
                                                             193,131,856
                                                          --------------
DISCRETIONARY RETAIL (4.2%)
AutoZone, Inc. + ........              15,900                    513,769
Bed Bath & Beyond, Inc. +              15,000                    521,250
Best Buy Co., Inc. + ....              20,400                  1,023,825
Circuit City Stores, Inc.              20,800                    937,300
Costco Wholesale Corp. +               24,700                  2,253,875
Dayton Hudson Co. .......              50,000                  3,671,875
Dollar General Corp. ....              23,000                    523,250
Federated Department
 Stores, Inc. + .........              20,400                  1,031,475
Gap, Inc. ...............              99,375                  4,571,250
Home Depot, Inc. ........             238,800                 16,372,725
Insight Enterprises,
 Inc. +..................              49,575                  2,013,984


                                       See Notes to Portfolio of Investments. 53

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
BALANCED (CONTINUED)
================================================================================

                                      NUMBER OF                MARKET
                                       SHARES                   MALUE
                                    ------------          --------------

DISCRETIONARY RETAIL (CONTINUED)
Kmart Corp. + ...........              51,000             $      513,188
Kohl's Corp. + ..........              13,500                    974,531
Limited, Inc. ...........              26,100                  1,130,456
Lowe's Co., Inc. ........              40,600                  2,425,850
May Department Stores Co.              34,800                  1,122,300
Nordstrom, Inc. .........              15,800                    413,763
Regis Corp. .............              40,800                    770,100
Sears, Roebuck & Co. ....              31,500                    958,781
Staples, Inc. + .........              48,600                  1,008,450
Tandy Corp. .............              23,900                  1,175,581
TJX Companies, Inc. .....              46,000                    940,125
Tweeter Home
 Entertainment Group + ..              80,600                  2,861,300
Wal-Mart Stores, Inc. ...             477,500                 33,007,188
Zale Corp. + ............              37,600                  1,818,900
                                                          --------------
                                                              82,555,091
                                                          --------------
DIVERSIFIED FINANCIAL SERVICES (1.1%)
American Express Co. ....              33,900                  5,635,875
Citigroup Inc. ..........             278,350                 15,465,822
Providian Financial Corp.              14,550                  1,324,959
                                                          --------------
                                                              22,426,656
                                                          --------------
DRUGS (2.9%)
Allergan, Inc. ..........              15,400                    766,150
Alliance Pharmaceutical
 Corp. + ................             150,200                  1,107,725
American Home Products
 Corp....................              53,900                  2,125,681
Baxter International,
 Inc.....................              26,700                  1,677,094
Bristol-Myers Squibb Co.              163,800                 10,513,913
Columbia Laboratories,
 Inc. + .................             159,900                  1,199,250
Johnson & Johnson .......             114,700                 10,681,437
Medicis Pharmaceutical
 Corp. + ................              69,700                  2,966,606
Merck & Co., Inc. .......              96,500                  6,471,531
Pfizer, Inc. ............             415,500                 13,477,781
Pharmacia & Upjohn, Inc.               45,100                  2,029,500
Schering Plough .........              60,700                  2,560,781
Warner Lambert Co. ......              35,400                  2,900,588
                                                          --------------
                                                              58,478,037
                                                          --------------
ELECTRIC UTILITIES (1.0%)
AES Corp. + .............              14,500                  1,083,875
Ameren Corp. ............              10,600                    347,150
American Electric Power
 Co......................              12,800                    411,200
Carolina Power & Light
 Co......................              15,000                    456,563
Central & South West
 Corp. ++ ...............              18,500                    370,000
Cleco Corp. .............              21,800                    698,962
Consolidated Edison, Inc.              24,300                    838,350
Constellation Energy
 Group...................              15,300                    443,700
Dominion Resources, Inc.               19,400                    761,450
DTE Energy Co. ..........              21,500                    674,562
Duke Energy Corp. .......              30,500                  1,528,812
Edison International Inc.              30,200                    790,862
Entergy Corp. ...........              20,000                    515,000
FirstEnergy Corp. .......              15,000                    340,313
FPL Group, Inc. .........              14,500                    620,781
GPU, Inc. ...............              12,500                    374,219
Independent Energy
 Holdings + .............              77,700                  2,588,381
Peco Energy Co. .........              25,600                    889,600
PG&E Corp. ..............              31,700                    649,850
PP&L Resources, Inc. ....              17,100                    391,163
Public Service Enterprise
 Group, Inc. ............              23,100                    804,169
Reliant Energy Inc. .....              26,300                    601,613
Southern Co. ............              59,600                  1,400,600
Texas Utilities Co. .....              24,000                    853,500
Unicom Corp. ............              18,500                    619,750
                                                          --------------
                                                              19,054,425
                                                          --------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.4%)
Lexmark International
 Group, Inc. + ..........              14,600                  1,321,300
Mettler-Toledo
 International, Inc. + ..              43,000                  1,642,062
PE Corp-PE Biosystems
 Group...................              10,200                  1,227,188
Pitney Bowes, Inc. ......              23,400                  1,130,513
Rockwell International
 Corp....................              16,200                    775,575
Xerox Corp. .............              54,800                  1,243,275
                                                          --------------
                                                               7,339,913
                                                          --------------
ELECTRONIC MEDIA (1.3%)
CBS Corp. + .............              58,100                  3,714,769
Citadel Communications
 Corp. + ................              38,000                  2,465,250
Clear Channel
 Communications, Inc. + .              27,900                  2,490,075
Comcast Corp. ...........              58,100                  2,937,681
International Speedway
 Corp....................              30,300                  1,526,363
Mediaone Group, Inc. + ..              50,100                  3,848,306
Paxson Communications
 Corp. + ................             244,500                  2,918,719
Time Warner, Inc. .......              48,700                  3,527,706
Viacom, Inc. + ..........              42,000                  2,538,375
                                                          --------------
                                                              25,967,244
                                                          --------------
FOOD AND BEVERAGE (1.5%)
Anheuser-Busch Co., Inc.               49,900                  3,536,662
Archer-Daniels-Midland
 Co......................              19,020                    231,806
Beringer Wine Estates
 Holdings, Inc. + .......              35,500                  1,415,562
Bestfoods ...............              21,400                  1,124,838
Brown-Forman Corp. + ....               7,000                    400,750
Campbell Soup Co. .......              17,700                    684,769
Coca-Cola Co. ...........             102,000                  5,941,500
Coca-Cola Enterprises,
 Inc.....................              35,100                    706,388
Conagra, Inc. ...........              41,700                    940,856
Coors (Adolph) Co. ......               5,000                    262,500
Fortune Brands, Inc. ....              16,800                    555,450
General Mills, Inc. .....              32,000                  1,144,000
Kellogg Co. .............              31,100                    958,269
PepsiCo, Inc. ...........             112,800                  3,976,200
Quaker Oats Co. .........              14,800                    971,250
Ralston-Ralston Purina
 Group...................              26,400                    735,900
Sara Lee Corp. ..........              73,300                  1,617,181
Suiza Foods Corp. + .....              94,000                  3,724,750


54 See Notes to Portfolio of Investments.

================================================================================

                                      NUMBER OF                MARKET
                                       SHARES                   MALUE
                                    ------------          --------------

FOOD AND BEVERAGE (CONTINUED)
Wrigley (Wm.) Jr. Co. + .               9,300             $      771,319
                                                          --------------
                                                              29,699,950
                                                          --------------
FOOD AND DRUG RETAIL (0.4%)
Casey's General Stores,
 Inc.....................             161,400                  1,684,612
CVS Corp. ...............              35,800                  1,429,763
Kroger Co. (The) + ......              77,400                  1,460,925
Safeway, Inc. + .........              21,000                    746,813
SUPERVALU, Inc. .........              16,400                    328,000
Sysco Corp. .............              25,200                    996,975
Walgreen Co. ............              41,400                  1,210,950
Winn-Dixie Stores, Inc. .               5,100                    122,081
                                                          --------------
                                                               7,980,119
                                                          --------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Armstrong World
 Industries, Inc. .......               4,200                    140,175
Bemis Co., Inc. .........               5,500                    191,813
Centex Construction
 Products, Inc. .........              39,800                  1,552,200
Champion International
 Corp....................              11,100                    687,506
Fort James Corp. ........              18,300                    500,962
Georgia-Pacific Corp. ...              17,600                    893,200
International Paper Co. .              44,400                  2,505,825
Masco Corp. .............              30,300                    768,862
Mead Corp. ..............              10,200                    443,063
Potlatch Corp. ..........              66,200                  2,954,175
Westvaco Corp. ..........              10,600                    345,825
Weyerhaeuser Co. ........              24,900                  1,788,131
Willamette Industries,
 Inc.....................              12,900                    599,044
                                                          --------------
                                                              13,370,781
                                                          --------------
GAS UTILITIES (0.4%)
Coastal Corp. (The) .....              18,100                    641,419
Columbia Energy Group ...               8,700                    550,275
Consolidated Natural Gas
 Co......................               9,300                    603,919
El Paso Energy Corp. ....              18,900                    733,556
Enron Corp. .............              47,800                  2,121,125
NICOR, Inc. .............               5,100                    165,750
Sempra Energy ...........              20,400                    354,450
Southwest Gas Corp. .....              38,800                    892,400
Williams Co., Inc. (The)               32,600                    996,337
                                                          --------------
                                                               7,059,231
                                                          --------------
HEALTH SERVICES (0.6%)
Apria Healthcare Group,
 Inc. + .................             209,300                  3,754,319
Cardinal Health, Inc. ...              16,300                    780,363
Columbia/HCA Healthcare
 Corp....................              43,200                  1,266,300
Covance, Inc. + .........             248,200                  2,683,662
IMPATH Inc. + ...........              71,200                  1,811,150
IMS Health, Inc. ........              33,400                    908,062
United Healthcare Corp. .              17,000                    903,125
                                                          --------------
                                                              12,106,981
                                                          --------------
HEAVY MACHINERY (0.2%)
Cummins Engine Co., Inc.                6,800                    328,525
Deere & Co. .............              19,300                    837,137
Manitowoc Co., Inc. (The)              51,300                  1,744,200
Navistar International
 Corp. + ................              12,500                    592,188
PACCAR, Inc. ............              12,600                    558,338
                                                          --------------
                                                               4,060,388
                                                          --------------
HOUSING AND FURNISHINGS (0.4%)
Centex Corp. ............               7,800                    192,563
Kaufman & Broad Home
 Corp....................              46,900                  1,134,394
Maytag Corp. ............              10,400                    499,200
MDC Holdings, Inc. ......              49,000                    768,687
Newell Rubbermaid Inc. ..              23,300                    675,700
Ryland Group, Inc. ......              42,400                    977,850
Webb (Del E) Corp. + ....             111,900                  2,790,506
Whirlpool Corp. .........               7,400                    481,463
                                                          --------------
                                                               7,520,363
                                                          --------------
INDUSTRIAL SERVICES (0.5%)
Catalytica, Inc. + ......             198,600                  2,693,512
Dycom Industries, Inc. +               26,000                  1,145,625
Granite Construction,
 Inc.....................              48,100                    886,844
Insituform Technologies,
 Inc. + .................              65,900                  1,861,675
Jacobs Engineering Group,
 Inc. + .................              26,800                    871,000
Newpark Resources, Inc. +             361,600                  2,214,800
USA Waste Management,
 Inc.....................              25,500                    438,281
York Research Corp. + ...              61,800                    231,750
                                                          --------------
                                                              10,343,487
                                                          --------------
INSURANCE (1.9%)
AFLAC, Inc. .............              27,400                  1,292,937
Allstate Corp. (The) ....              32,700                    784,800
American General Corp. ..              20,200                  1,532,675
American International
 Group, Inc. ............             127,750                 13,812,969
Aon Corp. ...............              25,200                  1,008,000
CIGNA Corp. .............              15,500                  1,248,719
Cincinnati Financial
 Corp....................              16,800                    523,950
Conseco, Inc. ...........              30,000                    536,250
FBL Financial Group, Inc.              50,800                  1,016,000
Gallagher (Arthur J.) &
 Co......................              34,500                  2,233,875
Hartford Financial
 Services Group, Inc. ...              22,200                  1,051,725
Hooper Holmes, Inc. .....             102,000                  2,626,500
Horace Mann Educators
 Corp....................             136,000                  2,669,000
Jefferson-Pilot Corp. ...              11,100                    757,575
Lincoln National Corp. ..              20,600                    824,000
Marsh & McLennan Co.,
 Inc.....................              20,100                  1,923,319
MBIA, Inc. ..............              11,100                    586,219
MGIC Investment Corp. ...               9,700                    583,819
Radian Group Inc. .......              23,300                  1,112,575
St. Paul Co., Inc. ......               8,030                    270,510
Torchmark Corp. .........              13,200                    383,625
Triad Guaranty, Inc. + ..              34,800                    791,700
                                                          --------------
                                                              37,570,742
                                                          --------------
INVESTMENT SERVICES (1.0%)
Bear Stearns Co., Inc.
 (The)...................               4,079                    174,377
Charles Schwab Corp. ....             101,600                  3,898,900
Duff & Phelps Credit
 Rating Co. .............              18,800                  1,672,025


                                       See Notes to Portfolio of Investments. 55

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
BALANCED (CONTINUED)
================================================================================

                                      NUMBER OF                MARKET
                                       SHARES                   MALUE
                                    ------------          --------------

INVESTMENT SERVICES (CONTINUED)
Franklin Resources, Inc.                8,800             $      282,150
Lehman Brothers Holdings
 Inc.....................              13,400                  1,134,812
Merrill Lynch & Co., Inc.              35,100                  2,930,850
Morgan Stanley Dean
 Witter & Co. ...........              59,800                  8,536,450
Paine Webber Group Inc. .              17,800                    690,863
                                                          --------------
                                                              19,320,427
                                                          --------------
MAJOR TELECOMMUNICATIONS (3.7%)
ALLTEL Corp. ............              30,300                  2,505,431
AT&T Corp. ..............             253,800                 12,880,350
Bell Atlantic Corp. .....             128,100                  7,886,156
BellSouth Corp. .........             155,500                  7,279,344
CenturyTel, Inc. ........              15,600                    739,050
GTE Corp. ...............              80,900                  5,708,506
MCI Worldcom, Inc. + ....             304,650                 16,165,491
Nextel Communications,
 Inc. + .................              37,000                  3,815,625
SBC Communications, Inc.              141,296                  6,888,180
Sprint Corp. ............              62,000                  4,173,375
Sprint PCS + ............              46,100                  4,725,250
U.S. WEST, Inc. .........              20,875                  1,503,000
                                                          --------------
                                                              74,269,758
                                                          --------------
MISCELLANEOUS METALS (0.0%)
Phelps Dodge Corp. ......               6,500                    436,313
                                                          --------------
OIL (2.8%)
Amerada Hess Corp. ......               9,700                    550,475
Apache Corp. ............              12,200                    450,638
Ashland Oil, Inc. .......              12,300                    405,131
Atlantic Richfield Co. ..              40,000                  3,460,000
Burlington Resources,
 Inc.....................              13,600                    449,650
Chevron Corp. ...........              54,100                  4,686,412
Conoco Inc. .............              32,900                    818,388
Exxon Mobil Corp. .......             282,613                 22,768,036
Kerr-McGee Corp. ........               9,300                    576,600
Occidental Petroleum
 Corp....................              26,800                    579,550
Phillips Petroleum Co. ..              27,300                  1,283,100
Royal Dutch Petroleum Co.             169,400                 10,238,112
Texaco, Inc. ............              41,000                  2,226,813
Union Pacific Resources
 Group Inc. .............             193,100                  2,462,025
Unocal Corp. ............              20,100                    674,606
USX-Marathon Group ......              25,600                    632,000
Valero Energy Corp. .....             106,600                  2,118,675
Vintage Petroleum, Inc. +             100,800                  1,215,900
                                                          --------------
                                                              55,596,111
                                                          --------------
OIL SERVICES (0.9%)
Baker Hughes, Inc. ......              13,600                    286,450
BJ Services Co. + .......              71,100                  2,972,869
Halliburton Co. .........              33,900                  1,364,475
Marine Drilling
 Companies, Inc. + ......             282,900                  6,347,569
McDermott International,
 Inc., ADR ..............             368,600                  3,340,437
Schlumberger, Ltd. ......              45,100                  2,536,875
Transocean Sedco Forex
 Inc.....................               8,749                    294,745
                                                          --------------
                                                              17,143,420
                                                          --------------
OTHER TELECOMMUNICATIONS (0.3%)
CapRock Communications
 Corp. + ................              68,500                  2,221,969
Convergent
 Communications, Inc. + .              15,000                    238,125
Global Crossing Holdings
 Ltd. + .................              63,165                  3,158,250
GRIC Communications, Inc.
 +.......................               7,800                    197,925
Tritel, Inc. + ..........              15,500                    491,156
                                                          --------------
                                                               6,307,425
                                                          --------------
PRINT MEDIA (0.7%)
Dun & Bradstreet Corp. ..               7,200                    212,400
Equifax, Inc. ...........               6,000                    141,375
Factset Research Systems,
 Inc. + .................              16,800                  1,337,700
Gannett Co., Inc. .......              25,700                  2,096,156
Knight-Ridder, Inc. .....               9,100                    541,450
McGraw-Hill Co., Inc. ...              17,800                  1,096,925
Meredith Corp. ..........              64,500                  2,688,844
New York Times Co. ......              16,100                    790,912
Reader's Digest
 Association, Inc. (The)               77,800                  2,275,650
Scholastic Corp. + ......              14,500                    901,719
Times Mirror Co. ........               9,800                    656,600
Tribune Co. .............              20,800                  1,145,300
                                                          --------------
                                                              13,885,031
                                                          --------------
PRODUCER GOODS (1.9%)
Allegheny Technologies
 Incorporated............               9,300                    208,669
Avery Dennison Corp. ....              12,100                    881,787
C&D Technologies, Inc. ..              40,300                  1,712,750
Cooper Industries, Inc. .              11,300                    456,944
Corning, Inc. ...........              28,200                  3,636,037
Danaher Corp. ...........              14,800                    714,100
Dover Corp. .............               6,800                    308,550
Ecolab, Inc. ............              13,400                    524,275
Emerson Electric Co. ....              37,800                  2,168,775
FMC Corp. + .............               3,900                    223,519
Honeywell International
 Inc.....................              72,188                  4,164,316
Illinois Tool Works, Inc.              24,400                  1,648,525
Ingersoll-Rand Co. ......              20,950                  1,153,559
ITT Industries, Inc. ....              12,100                    404,594
Kafus Environmental
 Industries Ltd. + ......              46,200                    412,913
Lincoln Electric
 Holdings, Inc. .........              36,100                    744,563
Minnesota Mining and
 Manufacturing Co. ......              31,900                  3,122,212
Mueller Industries, Inc.
 +.......................              43,400                  1,573,250
Pall Corp. ..............              10,100                    217,781
Parker-Hannifin Corp. ...               9,200                    472,075
PPG Industries, Inc. ....              14,300                    894,644
Shaw Group, Inc. + ......             119,700                  3,029,906
Sherwin-Williams Co. ....              18,800                    394,800
Spartech Corp. ..........              57,700                  1,860,825
Thomas & Betts Corp. ....               5,500                    175,313
Tyco International Ltd. .             178,240                  6,929,080
                                                          --------------
                                                              38,033,762
                                                          --------------
SEMICONDUCTORS AND ELECTRONICS (6.7%)
Adaptec, Inc. + .........              12,300                    613,463
ADC Telecommunications,
 Inc. + .................              15,700                  1,139,231


56 See Notes to Portfolio of Investments.

================================================================================

                                      NUMBER OF                MARKET
                                       SHARES                   MALUE
                                    ------------          --------------

Analog Devices, Inc. + ..              18,700             $    1,739,100
Applied Materials, Inc. +              43,600                  5,523,575
Comverse Technology,
 Inc. +..................               8,800                  1,273,800
Cree Research, Inc. + ...              79,200                  6,761,700
Dallas Semiconductor
 Corp....................              63,300                  4,078,894
ECtel Ltd. + ............              95,500                  1,742,875
ESS Technology, Inc. + ..             167,500                  3,716,406
Flextronics International
 Ltd. + .................              68,200                  3,137,200
General Instrument
 Corp. +.................              14,600                  1,241,000
Intel Corp. .............             137,000                 11,276,812
KLA Instruments Corp. + .              10,200                  1,136,025
L-3 Communications
 Holdings, Inc. + .......              45,400                  1,889,775
LSI Logic Corp. + .......              16,700                  1,127,250
Lucent Technologies, Inc.             257,720                 19,280,677
Micron Technology, Inc. +              20,000                  1,555,000
Motorola, Inc. ..........              70,000                 10,307,500
MRV Communications,
 Inc. +..................              58,300                  3,665,613
National Semiconductor
 Corp. + ................              16,900                    723,531
Nortel Networks Corp. ...             145,700                 14,715,700
Plexus Corp. + ..........              25,100                  1,104,400
QUALCOMM Inc. + .........              79,600                 14,019,550
Scientific-Atlanta, Inc.                8,800                    489,500
Solectron Corp. + .......              30,800                  2,929,850
Tellabs, Inc. + .........              44,400                  2,849,925
Teradyne, Inc. + ........              18,300                  1,207,800
Texas Instruments, Inc. .              97,200                  9,416,250
Transwitch Corp. + ......              49,400                  3,584,588
Xilinx, Inc. + ..........              39,400                  1,791,469
                                                          --------------
                                                             134,038,459
                                                          --------------
SPECIALTY CHEMICALS (0.0%)
Engelhard Corp. .........              10,600                    200,075
Grace (W.R.) & Co. + ....               7,200                     99,900
Praxair, Inc. ...........               5,900                    296,844
Sigma-Aldrich Corp. .....              10,100                    303,631
                                                          --------------
                                                                 900,450
                                                          --------------
STEEL (0.0%)
Nucor Corp. .............               9,100                    498,794
                                                          --------------
SURFACE TRANSPORT (0.3%)
Burlington Northern Santa
 Fe Corp. ...............              36,100                    875,425
CSX Corp. ...............              18,000                    564,750
Kansas City Southern
 Industries, Inc. .......              13,100                    977,588
Roadway Express, Inc. ...              97,000                  2,097,625
Union Pacific Corp. .....              19,600                    855,050
                                                          --------------
                                                               5,370,438
                                                          --------------
TEXTILES AND APPAREL (0.1%)
Liz Claiborne, Inc. .....              12,100                    455,263
Nike, Inc. ..............              14,600                    723,612
VF Corp. ................              13,000                    390,000
                                                          --------------
                                                               1,568,875
                                                          --------------
TOTAL COMMON STOCKS (COST $906,533,725)                    1,215,987,618
                                                          --------------
PREFERRED STOCKS (0.1%)
Seagram Co. Ltd. (Food
 and Beverage) ..........              32,700                  1,469,456
                                                          --------------
TOTAL PREFERRED STOCKS (COST $1,632,934)                       1,469,456
                                                          --------------
                                  NUMBER OF
                                  CONTRACTS
                                --------------

CALL OPTIONS PURCHASED (0.0%)
Euro Currency Index,
 Strike $1.035,
 Feb. 00 ................               6,160                     57,652
                                                          --------------
TOTAL CALL OPTIONS PURCHASED (COST $94,975)                       57,652
                                                          --------------
                               PRINCIPAL AMOUNT
                               ----------------
LONG-TERM BONDS AND NOTES (33.4%)
CORPORATE BONDS (7.3%)
ABN AMRO Bank
 NV,7.55%,06/28/06.......       $   1,660,000                  1,653,958
Ahold Finance USA
 Inc.,6.25%,05/01/09.....           2,270,000                  2,034,238
Alliant Energy Resources
 Corp.,7.38%,11/09/09....           1,485,000                  1,443,191
Atlantic Richfield
 Co.,5.90%,04/15/09......           2,000,000                  1,814,780
Bank of America
 Corp.,5.75%,03/01/04....           1,235,000                  1,170,459
BankBoston
 N.A.,7.38%,09/15/06.....           3,000,000                  2,973,720
Bombardier Capital
 Inc.,7.30%,12/15/02.....           2,660,000                  2,648,615
Capital Auto Receivables
 Asset
 Trust,6.30%,05/15/04....           9,650,000                  9,584,033
Capital Auto Receivables
 Asset
 Trust,6.45%,01/15/05....           2,500,000                  2,473,730
Chemical Master Credit
 Card
 Trust,7.09%,02/15/09....           9,705,000                  9,580,582
Chesapeake Energy
 Corp.,9.63%,05/01/05....           2,095,000                  1,990,250
Cilcorp,
 Inc.,8.70%,10/15/09.....           3,805,000                  3,842,274
CIT Group Holdings,
 Inc.,7.13%,10/15/04.....           3,230,000                  3,202,448
Conoco
 Inc.,5.90%,04/15/04.....           5,150,000                  4,916,550
Cooper Tire & Rubber
 Co.,7.75%,12/15/09......           2,210,000                  2,150,993
DaimlerChrysler NA
 Holdings
 Inc.,7.20%,09/01/09.....           2,679,000                  2,630,258
Discover Card Master
 Trust I,6.85%,07/17/07 .           3,000,000                  2,947,031
Dow Chemical
 Co.,7.38%,11/01/29......           1,335,000                  1,276,928
Eastman Kodak
 Co.,6.50%,08/15/01......           3,300,000                  3,276,372
Edison International
 Inc.,6.88%,09/15/04.....           2,590,000                  2,536,102
El Paso Energy
 Corp.,6.63%,07/15/01....           2,525,000                  2,499,450
ERAC USA Finance
 Co.,6.95%,03/01/04 ++ ..           1,572,000                  1,519,762
Ford Motor Credit
 Corp.,7.38%,10/28/09....           6,100,000                  6,022,225
Fortune Brands,
 Inc.,6.63%,07/15/28.....           2,900,000                  2,451,382
GTE Corp.,6.70%,09/01/09            5,500,000                  5,224,395
Kaman
 Corp.,6.00%,03/15/12....             701,000                    630,900
Liberty Media Group
 Corp.,7.88%,07/15/09....           1,900,000                  1,891,391
Lockheed Martin
 Corp.,8.20%,12/01/09....           3,110,000                  3,094,450
MBNA Master Credit Card
 Trust,6.40%,01/18/05....          16,000,000                 15,824,000
Metromedia Fiber
 Network,10.00%,12/15/09.             310,000                    316,975


                                       See Notes to Portfolio of Investments. 57

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
BALANCED (CONTINUED)
================================================================================

                                    PRINCIPAL                   MARKET
                                     AMOUNT                      VALUE
                                 --------------             --------------

CORPORATE BONDS (CONTINUED)
Norwest Financial,
 Inc.,5.38%,09/30/03.....        $  3,000,000               $  2,826,540
Nuevo Grupo Iusacell
 SA,14.25%,12/01/06                 2,800,000                  2,912,000
Pepsi Bottling Holdings
 Inc.,5.63%,02/17/09.....           3,250,000                  2,863,803
Petroleum
 Geo-Services,7.50%,03/31/07        2,080,000                  2,033,429
Quebec Province
 Co.,5.75%,02/15/09......           5,500,000                  4,882,240
Quebec Province
 Co.,7.50%,09/15/29......           2,870,000                  2,782,092
Raytheon
 Co.,6.75%,08/15/07......           2,550,000                  2,378,972
Telewest
 Plc,11.00%,10/01/07.....           1,780,000                  1,655,400
Texaco Capital,
 Inc.,5.50%,01/15/09.....           3,300,000                  2,894,463
Textron Financial
 Corp.,7.13%,12/09/04....           3,925,000                  3,877,743
Tyco International Group
 SA,6.38%,06/15/05.......           3,740,000                  3,506,530
U.S. West Communications
 Group,7.20%,11/01/04....           2,815,000                  2,793,212
United Technologies
 Corp.,7.50%,09/15/29               5,000,000                  4,894,235
USA Waste Management,
 Inc.,6.88%,05/15/09.....           1,460,000                  1,230,196
                                                          --------------
TOTAL CORPORATE BONDS (COST $148,650,728)                    145,152,297
                                                          --------------
FOREIGN AND SUPRANATIONALS (0.4%)
African Development
 Bank,8.80%,09/01/19.....           7,000,000                  7,864,570
                                                          --------------
TOTAL FOREIGN AND SUPRANATIONALS
 (COST $7,088,938)                                             7,864,570
                                                          --------------
FOREIGN OBLIGATIONS (2.5%)
Bundesobligation,Zero
 Coupon,11/26/04.........          20,500,000                 20,137,114
Republic of
 Deutschland,Zero
 Coupon,07/04/09.........          26,100,000                 24,600,487
Treasury Inflation Index
 of India,Zero
 Coupon,01/15/09.........           4,545,000                  4,503,812
                                                          --------------
TOTAL FOREIGN OBLIGATIONS (COST $51,033,446)                  49,241,413
                                                          --------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.2%)
DLJ Mortgage Acceptance
 Corp.,8.10%,06/18/04....           4,650,000                  4,105,805
                                                          --------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
 (COST $4,650,000)                                             4,105,805
                                                          --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (10.6%)
Federal National Mortgage
 Association,6.50%,11/01/28-08/01/29       22,063,906         20,792,013
Federal National Mortgage
 Association,6.63%,09/15/09                27,289,000         26,495,627
Federal National Mortgage
 Association,7.00%,11/01/29                12,979,487         12,549,477
Federal National Mortgage
 Association,7.00%,
 01/25/30 #..............                  13,500,000         13,052,880
Federal National Mortgage
 Association,8.50%,11/01/23-12/01/29       18,726,009         19,269,315
Federal National Mortgage
 Association,9.50%,10/01/16                 7,306,858          7,777,417
Government National
 Mortgage
 Association,6.00%,11/20/29-01/15/30        9,980,000          9,882,323
Government National
 Mortgage
 Association,6.38%,04/20/28                 3,435,694          3,445,127
Government National
 Mortgage
 Association,6.50%,10/20/28                22,029,288         20,604,434
Government National
 Mortgage
 Association,6.50%,
 01/26/30 #..............                   7,030,000          7,037,689
Government National
 Mortgage
 Association,7.00%,09/15/24-11/15/24       17,187,806         16,743,026
Government National
 Mortgage
 Association,7.50%,12/15/23                32,495,208         32,343,703
Government National
 Mortgage
 Association,8.00%,12/15/23-07/15/24       21,075,837         21,399,504
                                                          --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES (COST $216,709,050)                              211,392,535
                                                          --------------
U.S. GOVERNMENT OBLIGATIONS (12.4%)
U.S. Treasury
 Note,5.25%,02/15/29.....                  43,031,000         35,581,043
U.S. Treasury
 Note,5.50%,07/31/01-08/31/01             107,308,000        106,146,301
U.S. Treasury
 Note,6.00%,08/15/04 * ..                  48,539,000         47,780,336
U.S. Treasury
 Note,6.00%,08/15/09.....                  37,015,000         35,858,281
U.S. Treasury
 Note,5.88%,10/31/01-11/15/04               6,745,000          6,685,996
U.S. Treasury
 Note,6.13%,08/15/29.....                  10,000,000          9,532,800
U.S. Treasury
 Note,8.13%,08/15/21.....                   4,300,000          4,931,541
                                                          --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $250,282,061)                                         246,516,298
                                                          --------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $678,414,223)                                         664,272,918
                                                          --------------
SHORT-TERM INVESTMENTS (6.6%)
Central & South West
 Corp.,6.30%,01/12/00....                  10,000,000          9,985,500
Cooperative Associates of
 Tractor Dealers,
 Inc.,5.26%,01/06/00.....                  20,000,000         19,991,233
Dana Credit
 Corp.,7.50%,01/13/00....                  20,000,000         19,958,333
Detroit Edison
 Co.,6.72%,01/28/00 * ...                  10,000,000         10,000,000
Enron
 Corp.,8.07%,01/10/00....                  20,000,000         19,968,617
Federal Home Loan
 Bank,1.50%,01/03/00.....                   9,799,000          9,799,000
Lockheed Martin
 Corp.,7.10%,01/18/00....                  15,000,000         14,955,625
Merrill Lynch & Co.,
 Inc.,5.55%,01/24/00.....                  10,565,000         10,530,796
U.S. Treasury
 Bill,4.86%,02/17/00 @ ..                   1,600,000          1,590,283
Wheels
 Inc.,7.50%,01/04/00 /+/                   15,000,000         14,996,875
                                                          --------------
TOTAL SHORT-TERM INVESTMENTS (COST $131,775,012)             131,776,262
                                                          --------------
TOTAL INVESTMENTS (COST $1,718,450,869)(A)                 2,013,563,906

OTHER ASSETS LESS LIABILITIES                                (25,441,736)
                                                          --------------
TOTAL NET ASSETS                                          $1,988,122,170
                                                          ==============


58 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $1,725,476,709. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains..................................          $340,386,921
Unrealized losses.................................           (52,299,724)
                                                            ------------
 Net unrealized gain..............................          $288,087,197
                                                            ============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                      NOTIONAL
                         NO. OF        MARKET       EXPIRATION      UNREALIZED
   LONG CONTRACTS       CONTRACTS       VALUE          DATE        GAIN/(LOSS)
---------------------  -----------  -------------  ------------  ---------------

Russell 2000 Index         93       $  23,712,675     Mar 00     $     1,659,856
 Futures.............               =============                ===============

+     Non-income producing security.
/+/ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
# When-issued or delayed delivery security. The cost of the total when-issued or delayed delivery securities is $20,119,111.
* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1999.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                    ACQUISITION
                                        DATE                  COST
                               ----------------------  -----------------
Wheels Inc...................         12/28/99          $     14,996,875
                                                       =================

The market value of the total illiquid securities above is $14,996,875 which represents 0.75% of the total net assets.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 59

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
GROWTH AND INCOME
================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

COMMON STOCKS (95.2%)

UNITED STATES (89.6%)
AIR TRANSPORT (0.3%)
America West Holdings Corp. + .....        42,300        $       877,725
Delta Air Lines, Inc. .............       535,301             26,664,676
United Parcel Service, Inc. .......        64,200              4,429,800
                                                         ---------------
                                                              31,972,201
                                                         ---------------
ALUMINUM (0.2%)
Alcoa Inc. ........................       200,000             16,600,000
                                                         ---------------
AUTO PARTS AND HARDWARE (0.3%)
Audiovox Corp. + ..................        55,600              1,681,900
Black & Decker Corp. ..............       548,200             28,643,450
Cooper Tire & Rubber Co. ..........       163,800              2,549,138
                                                         ---------------
                                                              32,874,488
                                                         ---------------
AUTOMOTIVE (1.2%)
Delphi Automotive Systems Corp. ...     1,318,671             20,769,068
Ford Motor Co. ....................     1,205,900             64,440,281
General Motors Corp. + ............       176,400             12,822,075
Johnson Controls, Inc. ............       297,700             16,931,688
Monaco Coach Corp. + ..............        16,900                432,006
TRW, Inc. .........................       158,400              8,226,900
                                                         ---------------
                                                             123,622,018
                                                         ---------------
BANKS AND THRIFTS (3.8%)
AmSouth Bancorporation ............       171,383              3,309,834
Astoria Financial Corp. ...........       238,700              7,265,431
Bank of America Corp. .............       918,000             46,072,125
Bank of New York Co., Inc. ........        28,000              1,120,000
Bank One Corp. ....................       262,000              8,400,375
Bank United Corp. .................        10,700                291,575
Chase Manhattan Corp. .............       855,100             66,430,581
Comerica, Inc. ....................       310,500             14,496,469
Dime Bancorp, Inc. ................       237,800              3,596,725
Downey Financial Corp. ............        25,900                522,856
Fifth Third Bancorp ...............       507,200             37,215,800
First Union Corp. .................       290,400              9,528,750
FirstFed Financial Corp. + ........       202,500              2,847,656
Fleet Boston Financial Corp. ......       148,000              5,152,250
Golden State Bancorp, Inc. + ......       156,800              2,704,800
Golden West Financial Corp. .......     1,746,300             58,501,050
J.P. Morgan & Co. .................       249,300             31,567,613
PNC Bank Corp. ....................        98,200              4,369,900
Republic New York Corp. ...........       248,800             17,913,600
SouthTrust Corp. ..................       219,000              8,280,938
UnionBanCal Corp. .................        82,700              3,261,481
Wells Fargo & Co. .................     1,128,100             45,617,544
                                                         ---------------
                                                             378,467,353
                                                         ---------------
BIOTECH AND MEDICAL PRODUCTS (1.1%)
Amgen, Inc. + .....................       733,600             44,061,850
Bard (C.R.) Inc. ..................       141,100              7,478,300
Bio-Rad Labs, Inc. + ..............        54,600              1,276,275
Biogen, Inc. + ....................        55,600              4,698,200
Chiron Corp. + ....................       106,000              4,491,750
Datascope Corp. + .................        99,800              3,992,000
Hanger Orthopedic Group, Inc. + ...       164,500              1,645,000
IDEC Pharmaceuticals Corp. + ......        17,600              1,729,200
Invitrogen Corporation + ..........        32,800              1,968,000
Liposome Co., Inc. + ..............        34,600                422,228
Mallinckrodt Inc. .................       216,400              6,884,225
MedImmune, Inc. + .................        27,700              4,594,737
Medtronic, Inc. + .................       321,400             11,711,012
Mentor Corp. ......................        10,000                258,125
Millennium Pharmaceuticals, Inc. +         20,100              2,452,200
Ocular Sciences, Inc. + ...........        49,500                934,313
PolyMedica Corp. + ................        36,500                844,063
ResMed Inc. + .....................        69,900              2,918,325
Techne Corporation + ..............        57,701              3,177,138
Varian, Inc. + ....................        67,900              1,527,750
                                                         ---------------
                                                             107,064,691
                                                         ---------------
CHEMICALS (0.5%)
Dow Chemical Co. ..................       130,600             17,451,425
Du Pont (E.I.) de Nemours .........       403,700             26,593,738
Monsanto Co. ......................         7,000                249,375
                                                         ---------------
                                                              44,294,538
                                                         ---------------
COMMERCIAL SERVICES (0.1%)
Catalina Marketing Corp. + ........         8,300                960,725
Concord EFS, Inc. + ...............        46,100              1,187,075
Deluxe Corp. ......................        49,900              1,369,131
Dendrite International, Inc. + ....        39,450              1,336,369
Galileo International, Inc. .......        50,400              1,508,850
Herman Miller, Inc. ...............        14,300                328,900
Interim Services, Inc. + ..........        30,900                764,775
Modis Professional Services + .....       119,100              1,697,175
Navigant Consulting, Inc. + .......        56,000                609,000
Valassis Communications, Inc. + ...        23,800              1,005,550
                                                         ---------------
                                                              10,767,550
                                                         ---------------
COMPUTERS (4.5%)
Apple Computer, Inc. + ............       366,800             37,711,625
Compaq Computer Corp. .............       416,000             11,258,000
Dell Computer Corp. + .............     1,316,000             67,116,000
Gateway, Inc. + ...................       401,100             28,904,269
Harmonic Inc. + ...................       235,700             22,376,769
Hewlett Packard Co. ...............       501,700             57,162,444
International Business Machines
 Corp..............................     1,100,000            118,800,000
Micron Electronics, Inc. + ........        39,700                441,663
NCR Corp. + .......................        19,300                730,987
Sun Microsystems, Inc. + ..........     1,390,600            107,684,587
                                                         ---------------
                                                             452,186,344
                                                         ---------------
CONGLOMERATE AND AEROSPACE (4.7%)
Boeing Co. ........................       816,200             33,923,312


60 See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
CONGLOMERATE AND AEROSPACE (CONTINUED)
Cordant Technologies, Inc. ........        47,300        $     1,560,900
General Dynamics Corp. ............       494,200             26,069,050
General Electric Co. ..............     2,208,300            341,734,425
Loews Corp. .......................       308,600             18,728,163
Northrop Grumman Corp. ............        20,500              1,108,281
Textron, Inc. .....................       136,800             10,490,850
United Technologies Corp. .........       510,700             33,195,500
                                                         ---------------
                                                             466,810,481
                                                         ---------------
CONSUMER FINANCE (0.9%)
Crescent Operating, Inc. + ........         5,900                 16,225
Freddie Mac Corp. .................       500,000             23,531,250
Federal National Mortgage
 Association.......................     1,022,700             63,854,831
                                                         ---------------
                                                              87,402,306
                                                         ---------------
CONSUMER PRODUCTS (1.8%)
Church & Dwight Co., Inc. .........       192,100              5,126,668
Colgate-Palmolive Co. .............        47,000              3,055,000
Gillette Co. ......................        98,500              4,056,969
Kimberly-Clark Corp. ..............       705,100             46,007,775
Procter & Gamble Co. ..............     1,148,400            125,821,575
                                                         ---------------
                                                             184,067,987
                                                         ---------------
CONSUMER SERVICES (1.3%)
Apollo Group, Inc. + ..............        16,100                323,006
Applebee's International, Inc. ....        28,100                828,950
Brinker International, Inc. + .....        93,800              2,251,200
Carnival Corp. ....................       515,000             24,623,437
Darden Restaurants, Inc. ..........     1,517,700             27,508,312
E-Stamp Corp. + ...................        72,800              1,619,800
Electronic Arts, Inc. + ...........        15,200              1,276,800
H&R Block, Inc. ...................       183,300              8,019,375
Hollywood Park, Inc. + ............       139,300              3,125,544
Jack in the Box Inc. + ............        89,900              1,859,806
Lakes Gaming, Inc. + ..............       246,850              1,959,372
Mandaley Resort Group + ...........        61,300              1,233,663
McDonald's Corp. ..................       543,500             21,909,844
MGM Grand, Inc. + .................        85,400              4,296,687
National R.V. Holdings, Inc. + ....       165,450              3,184,913
Papa John's International, Inc. + .        37,400                974,738
Park Place Entertainment Corp. + ..       583,800              7,297,500
Sonic Corp. + .....................       100,150              2,854,275
Sotheby's Holdings, Inc. ..........        91,600              2,748,000
Tricon Global Restaurants, Inc. + .       322,900             12,472,012
WMS Industries, Inc. + ............        27,000                354,375
                                                         ---------------
                                                             130,721,609
                                                         ---------------
CONSUMER SPECIALTIES (0.0%)
JAKKS Pacific, Inc. + .............        69,500              1,298,781
Russ Berrie & Co., Inc. ...........        70,200              1,842,750
Topps Co., Inc. + .................        98,700              1,024,013
                                                         ---------------
                                                               4,165,544
                                                         ---------------
DATA AND IMAGING SERVICES (17.1%)
3Com Corp. + ......................       133,000              6,251,000
America Online, Inc. + ............     1,710,400            129,028,300
American Management Systems, Inc. +        26,200                822,025
Ancor Communications, Inc. + ......        11,400                773,775
Automatic Data Processing, Inc. ...        25,000              1,346,875
BEA Systems, Inc. + ...............       400,000             27,975,000
BMC Software, Inc. + ..............        35,700              2,853,769
BroadVision, Inc. + ...............       174,200             29,624,887
Cisco Systems, Inc. + .............     2,564,500            274,722,062
Citrix Systems, Inc. + ............        21,200              2,607,600
Clarify, Inc. + ...................        15,100              1,902,600
Cognizant Technology Solutions
 Corp. + ..........................         3,000                327,938
Computer Associates International,
 Inc...............................       188,300             13,169,231
Compuware Corp. + .................       390,800             14,557,300
Concord Communications, Inc. + ....        21,100                936,313
CSG Systems International, Inc. + .       330,900             13,194,638
DSP Group, Inc. + .................         9,400                874,200
eBay Inc. + .......................         8,800              1,101,650
Electronic Data Systems Corp. .....       613,800             41,086,237
Electronics for Imaging, Inc. + ...        72,300              4,202,438
EMC Corp. + .......................       773,200             84,472,100
Emulex Corp. + ....................       179,400             20,182,500
Extreme Networks, Inc. + ..........        32,000              2,672,000
F.Y.I. Incorporated + .............        15,000                510,000
F5 Networks, Inc. + ...............        38,600              4,400,400
FileNet Corp. + ...................        34,400                877,200
First Data Corp. ..................       759,600             37,457,775
Go2Net, Inc. + ....................       210,800             18,339,600
Hyperion Solutions Corp. + ........        14,700                639,450
In Focus Systems, Inc. + ..........        33,700                781,419
InfoSpace.com, Inc. + .............       150,000             32,100,000
Intuit Inc. + .....................       473,000             28,350,437
Legato Systems, Inc. + ............        34,000              2,339,625
Macromedia, Inc. + ................         6,700                489,938
Mercury Computer Systems, Inc. + ..        31,200              1,092,000
Mercury Interactive Corp. + .......       220,600             23,811,012
Micromuse Inc. + ..................       100,000             17,000,000
Microsoft Corp. + .................     3,961,700            462,528,475
Mindspring Enterprises, Inc. + ....        19,300                509,641
National Computer Systems, Inc. ...         5,400                203,175
Network Appliance, Inc. + .........       363,400             30,184,912
Network Solutions, Inc. + .........       159,300             34,657,706
Oracle Corp. + ....................       873,800             97,920,212
Portal Software, Inc. + ...........       175,200             18,023,700
QLogic Corp. + ....................       166,800             26,667,150
Rational Software Corp. + .........        19,300                948,113
Razorfish Inc. + ..................       218,600             20,794,325
RealNetworks, Inc. + ..............       120,900             14,545,781
Remedy Corp. + ....................        24,500              1,160,688
Sapient Corp. + ...................         8,200              1,155,688
SEI Co. ...........................         7,400                880,716
SERENA Software, Inc. + ...........        17,900                553,781


                                       See Notes to Portfolio of Investments. 61

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
GROWTH AND INCOME (CONTINUED)
================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
DATA AND IMAGING SERVICES (CONTINUED)
Siebel Systems, Inc. + ............        60,000        $     5,040,000
Sterling Software, Inc. + .........       114,400              3,603,600
Sybase, Inc. + ....................       463,300              7,876,100
Symantec Corp. + ..................       383,700             22,494,412
TSI International Software Ltd. + .         9,700                549,263
Unify Corp. + .....................        29,000                793,875
USWeb Corporation + ...............       413,600             18,379,350
VeriSign, Inc. + ..................       160,000             30,550,000
VERITAS Software Corp. + ..........       185,700             26,578,312
Verity, Inc. + ....................        12,400                527,775
Whittman-Hart, Inc. + .............        28,300              1,517,588
Xircom, Inc. + ....................        31,900              2,392,500
Yahoo! Inc. + .....................       102,700             44,437,006
                                                         ---------------
                                                           1,718,347,138
                                                         ---------------
DISCRETIONARY RETAIL (5.3%)
Abercrombie & Fitch Co. + .........        76,400              2,038,925
American Eagle Outfitters, Inc. + .        47,500              2,137,500
Cato Corp. (The) ..................       178,600              2,254,825
CDW Computer Centers, Inc. + ......        29,200              2,295,850
Costco Wholesale Corp. + ..........       196,700             17,948,875
CSK Auto Corp. + ..................       120,000              2,100,000
Dayton Hudson Co. .................       332,900             24,447,344
Dollar Tree Stores, Inc. + ........        23,200              1,123,750
Federated Department Stores, Inc. +       549,500             27,784,094
Footstar, Inc. + ..................        51,600              1,573,800
Gap, Inc. .........................     1,182,975             54,416,850
Home Depot, Inc. ..................     1,278,785             87,676,662
Insight Enterprises, Inc. + .......        43,800              1,779,375
InterTAN, Inc. + ..................        60,400              1,577,950
Kohl's Corp. + ....................       120,600              8,705,812
Land's End, Inc. + ................        25,700                893,075
Lowe's Co., Inc. ..................       775,900             46,360,025
Micro Warehouse, Inc. + ...........        19,500                360,750
Musicland Stores Corp. + ..........       526,600              4,443,188
Office Depot, Inc. + ..............       337,100              3,687,031
PC Connection,  Inc. + ............        18,600                641,700
The Limited, Inc. .................       115,500              5,002,594
Wal-Mart Stores, Inc. .............     3,300,900            228,174,712
                                                         ---------------
                                                             527,424,687
                                                         ---------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
American Express Co. ..............       189,200             31,454,500
Citigroup Inc. ....................     2,808,200            156,030,612
Providian Financial Corp. .........       351,900             32,044,894
                                                         ---------------
                                                             219,530,006
                                                         ---------------
DRUGS (5.9%)
Abbott Laboratories ...............       531,000             19,281,938
American Home Products Corp. ......       560,600             22,108,663
Andrx Corp. + .....................       180,500              7,637,406
Bristol-Myers Squibb Co. ..........     1,652,000            106,037,750
Eli Lilly & Co. ...................       496,000             32,984,000
Johnson & Johnson .................       959,800             89,381,375
Jones Medical Industries, Inc. ....        80,900              3,514,094
King Pharmaceuticals, Inc. + ......        23,400              1,311,863
Medicis Pharmaceutical Corp. + ....        79,700              3,392,231
Merck & Co., Inc. .................     1,740,100            116,695,456
Perrigo Co. + .....................       184,600              1,476,800
Pfizer, Inc. ......................     2,661,500             86,332,406
Schering Plough ...................       735,900             31,045,781
Warner Lambert Co. ................       858,200             70,318,762
                                                         ---------------
                                                             591,518,525
                                                         ---------------
ELECTRIC UTILITIES (0.5%)
Allegheny Energy, Inc. ............         7,300                196,644
Cleco Corp. .......................        68,700              2,202,694
Conectiv, Inc. ....................       130,800              2,199,075
Edison International Inc. .........       330,900              8,665,443
Entergy Corp. .....................       322,500              8,304,375
Florida Progress Corp. ............       100,000              4,231,250
Minnesota Power, Inc. .............       100,800              1,707,300
OGE Energy Corp. ..................       119,100              2,262,900
Peco Energy Co. ...................       152,700              5,306,325
Potomac Electric Power Co. ........        22,900                525,269
Public Service Enterprise Group,
 Inc...............................       196,400              6,837,175
Puget Sound Energy, Inc. ..........        22,300                432,062
SIGCORP, Inc. .....................       115,500              2,627,625
United Illuminating Co. ...........        13,600                698,700
                                                         ---------------
                                                              46,196,837
                                                         ---------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.2%)
Rockwell International Corp. ......       123,300              5,902,988
Waters Corp. + ....................       195,700             10,372,100
Zomax Inc. + ......................         8,600                389,150
                                                         ---------------
                                                              16,664,238
                                                         ---------------
ELECTRONIC MEDIA (1.8%)
CBS Corp. + .......................       413,319             26,426,584
Citadel Communications Corp. + ....        27,500              1,784,063
Clear Channel Communications,
 Inc. +............................       378,200             33,754,350
Comcast Corp. .....................        84,000              4,247,250
Entercom Communications Corp. + ...        91,800              6,058,800
Hispanic Broadcasting Corp. + .....         8,300                765,416
Infinity Broadcasting Corp. + .....        31,500              1,139,906
Mediaone Group, Inc. + ............       630,900             48,461,006
Pixar, Inc. + .....................        79,800              2,822,925
Time Warner, Inc. .................       619,000             44,838,812
Univision Communications, Inc. + ..        40,000              4,087,500
Viacom, Inc. + ....................         9,500                574,156
Walt Disney Co. (The) + ...........       215,200              6,294,600
                                                         ---------------
                                                             181,255,368
                                                         ---------------
FOOD AND BEVERAGE (1.6%)
Anheuser-Busch Co., Inc. ..........       243,900             17,286,412
Canandiagua Brands, Inc. + ........        43,100              2,198,100
Coca-Cola Co. .....................     1,427,000             83,122,750


62 See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
FOOD AND BEVERAGE (CONTINUED)
Corn Products International, Inc. .        57,300        $     1,876,575
Earthgrains Co. (The) .............        23,300                375,713
IBP, Inc. .........................       237,000              4,266,000
Kellogg Co. .......................       280,400              8,639,825
M&F Worldwide Corp. + .............       222,500              1,126,406
NBTY, Inc. + ......................       319,000              3,688,437
Pepsi Bottling Group, Inc. ........        60,600              1,003,687
PepsiCo, Inc. .....................       498,800             17,582,700
Quaker Oats Co. ...................        20,200              1,325,625
Sara Lee Corp. ....................       820,700             18,106,694
Suiza Foods Corp. + ...............        24,900                986,663
U.S. Foodservice + ................       167,500              2,805,625
                                                         ---------------
                                                             164,391,212
                                                         ---------------
FOOD AND DRUG RETAIL (0.8%)
CVS Corp. .........................       483,200             19,297,800
Longs Drug Stores, Inc. ...........       800,000             20,650,000
SUPERVALU, Inc. ...................     1,107,700             22,154,000
Sysco Corp. .......................       441,500             17,466,844
                                                         ---------------
                                                              79,568,644
                                                         ---------------
FOREST PRODUCTS AND BUILDING MATERIALS (1.4%)
Ball Corp. ........................       386,500             15,218,437
Boise Cascade Corp. ...............       335,000             13,567,500
Champion International Corp. ......       312,200             19,336,887
Elcor Corp. .......................        86,500              2,605,813
Georgia-Pacific Corp. .............       713,000             36,184,750
Georgia-Pacific Corp. .............       143,100              3,523,837
International Paper Co. ...........       300,000             16,931,250
Temple-Inland Inc. ................        67,300              4,437,594
Texas Industries, Inc. ............        23,800              1,012,988
USG Corp. .........................       111,100              5,235,587
Weyerhaeuser Co. ..................       199,500             14,326,594
Willamette Industries, Inc. .......        88,400              4,105,075
                                                         ---------------
                                                             136,486,312
                                                         ---------------
GAS UTILITIES (0.8%)
Coastal Corp. (The) ...............       696,100             24,668,044
Columbia Energy Group .............       379,500             24,003,375
El Paso Energy Corp. ..............        90,200              3,500,887
National Fuel Gas Co. .............        29,700              1,381,050
Northwest Natural Gas Co. .........        31,900                699,806
People's Energy Corp. .............        56,000              1,876,000
Questar Corp. .....................       192,500              2,887,500
Sempra Energy .....................     1,317,107             22,884,734
Southwest Gas Corp. ...............        23,300                535,900
Southwestern Energy Co. ...........       255,500              1,676,719
                                                         ---------------
                                                              84,114,015
                                                         ---------------
HEALTH SERVICES (0.4%)
Bindley Western Industries, Inc. ..       156,800              2,361,800
Lincare Holdings Inc. + ...........        39,000              1,352,812
MedQuist, Inc. + ..................        61,600              1,590,050
Orthodontic Centers of America,
 Inc. + ...........................        60,200                718,638
Oxford Health Plans, Inc. + .......        38,500                488,469
Patterson Dental Co. + ............        20,200                861,025
Quest Diagnostics Incorporated + ..        15,200                464,550
Trigon Healthcare, Inc. + .........        88,100              2,598,950
United Healthcare Corp. ...........       506,100             26,886,562
Universal Health Services, Inc. + .        15,100                543,600
                                                         ---------------
                                                              37,866,456
                                                         ---------------
HEAVY MACHINERY (0.1%)
JLG Industries, Inc. ..............        26,200                417,563
PACCAR, Inc. ......................       216,500              9,593,656
                                                         ---------------
                                                              10,011,219
                                                         ---------------
HOUSING AND FURNISHINGS (0.4%)
Ethan Allen Interiors, Inc. .......        12,300                394,369
Harman International Industries ...         7,700                432,163
Kaufman & Broad Home Corp. ........       710,000             17,173,125
Pulte Corp. .......................     1,021,800             22,990,500
Ryland Group, Inc. ................        73,400              1,692,787
Salton, Inc. + ....................        16,300                545,031
                                                         ---------------
                                                              43,227,975
                                                         ---------------
INDUSTRIAL SERVICES (0.0%)
Reckson Service Industries, Inc. +         23,180              1,445,853
                                                         ---------------
INSURANCE (2.0%)
AFLAC, Inc. .......................       254,900             12,028,094
Allmerica Financial Corp. .........        17,900                995,688
American International Group, Inc.        921,000             99,583,125
CIGNA Corp. .......................       374,700             30,186,769
Lincoln National Corp. ............       605,600             24,224,000
MGIC Investment Corp. .............       450,300             27,102,431
Mony Group Inc. + .................        58,600              1,710,387
PMI Group, Inc. (The) .............        39,700              1,937,856
Radian Group Inc. .................        38,900              1,857,475
                                                         ---------------
                                                             199,625,825
                                                         ---------------
INVESTMENT SERVICES (1.6%)
Charles Schwab Corp. ..............       124,000              4,758,500
Edwards (A.G.), Inc. ..............        17,100                548,269
Goldman Sachs Group, Inc. (The) ...        17,000              1,601,187
Investors Financial Services Corp.         68,400              3,146,400
Lehman Brothers Holdings Inc. .....       422,400             35,772,000
Merrill Lynch & Co., Inc. .........       338,000             28,223,000
Morgan Stanley Dean Witter & Co. ..       599,300             85,550,075
                                                         ---------------
                                                             159,599,431
                                                         ---------------
MAJOR TELECOMMUNICATIONS (6.7%)
ALLTEL Corp. ......................        16,310              1,348,633
AT&T Corp. ........................     2,292,200            116,329,150
Bell Atlantic Corp. ...............     1,431,800             88,145,187
BellSouth Corp. ...................     1,758,300             82,310,419
GTE Corp. .........................       775,000             54,685,937


                                       See Notes to Portfolio of Investments. 63

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
GROWTH AND INCOME (CONTINUED)
================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
MAJOR TELECOMMUNICATIONS (CONTINUED)
MCI Worldcom, Inc. + ..............     2,327,100        $   123,481,744
Nextel Communications, Inc. + .....        44,000              4,537,500
SBC Communications, Inc. ..........     2,047,000             99,791,250
Sprint Corp. ......................       341,000             22,953,563
Sprint PCS + ......................        90,000              9,225,000
U.S. WEST, Inc. ...................       645,400             46,468,800
Western Wireless Corporation ......       376,400             25,124,700
                                                         ---------------
                                                             674,401,883
                                                         ---------------
MISCELLANEOUS METALS (0.1%)
Freeport-McMoRan
 Copper & Gold, Inc. + ............       313,200              6,616,350
                                                         ---------------
OIL (3.0%)
Apache Corp. ......................       189,900              7,014,431
Atlantic Richfield Co. ............       454,800             39,340,200
Chevron Corp. .....................       443,400             38,409,525
Conoco Inc. .......................       756,900             18,827,888
Exxon Mobil Corp. .................     1,571,243            126,583,226
Kerr-McGee Corp. ..................       419,800             26,027,600
Pennzoil-Quaker State Co. + .......       113,200              1,153,225
Phillips Petroleum Co. ............       247,300             11,623,100
Tesoro Petroleum Corp. + ..........       271,700              3,141,531
Texaco, Inc. ......................        67,000              3,638,938
Ultramar Diamond Shamrock Corp. ...       240,100              5,447,269
Union Pacific Resources Group Inc.        254,800              3,248,700
USX-Marathon Group ................       677,100             16,715,906
                                                         ---------------
                                                             301,171,539
                                                         ---------------
OIL SERVICES (0.3%)
Atwood Oceanics, Inc. + ...........         6,500                251,063
BJ Services Co. + .................       162,600              6,798,712
Pride International, Inc. + .......        30,400                444,600
Schlumberger, Ltd. ................        73,000              4,106,250
SEACOR SMIT Holdings + ............        42,800              2,214,900
Seitel, Inc. + ....................       456,400              3,080,700
Tidewater, Inc. ...................        72,600              2,613,600
Tosco Corp. .......................       242,600              6,595,688
Transocean Sedco Forex Inc. .......       190,962              6,433,032
                                                         ---------------
                                                              32,538,545
                                                         ---------------
OTHER TELECOMMUNICATIONS (1.2%)
Broadwing Inc. ....................        57,500              2,120,312
Citizens Utilities Co. + ..........        91,861              1,303,278
Global Crossing Holdings Ltd. + ...       586,000             29,300,000
Level 3 Communications, Inc. ......       271,900             22,261,813
Net2Phone, Inc. + .................        14,000                643,125
Powertel, Inc. + ..................       181,200             18,187,950
Price Communications Corp. + ......       313,500              8,719,219
Telephone & Data Systems, Inc. ....       205,600             25,905,600
United States Cellular Corp. + ....       128,900             13,010,843
                                                         ---------------
                                                             121,452,140
                                                         ---------------
PRINT MEDIA (1.0%)
Central Newspapers, Inc. ..........        58,800              2,315,250
Factset Research Systems, Inc. + ..       116,550              9,280,294
Gannett Co., Inc. .................       213,800             17,438,062
Knight-Ridder, Inc. ...............       479,400             28,524,300
McClatchy Co. .....................       154,300              6,673,475
Reader's Digest Association, Inc.
 (The).............................        21,600                631,800
Times Mirror Co. ..................        83,500              5,594,500
Tribune Co. .......................       500,700             27,569,794
Washington Post Co. ...............           449                249,588
                                                         ---------------
                                                              98,277,063
                                                         ---------------
PRODUCER GOODS (1.3%)
American Power Conversion Corp. + .        43,300              1,142,038
Brady (W.H.) Co. ..................         3,300                111,994
CommScope, Inc. + .................       451,900             18,217,219
Dover Corp. .......................       183,200              8,312,700
Graco, Inc. .......................        43,000              1,542,625
Honeywell International Inc. ......        92,000              5,307,250
Imation Corp. + ...................        49,800              1,671,412
Lincoln Electric Holdings, Inc. ...        54,400              1,122,000
Minnesota Mining and
 Manufacturing Co. ................       216,300             21,170,362
Mueller Industries, Inc. + ........        14,000                507,500
Pall Corp. ........................       181,900              3,922,219
Parker-Hannifin Corp. .............       161,100              8,266,444
RTI International Metals, Inc. + ..       146,300              1,097,250
Tecumseh Products Co. .............        48,800              2,302,750
Transportation Technologies
 Industries, Inc. + ...............        22,400                404,600
Tyco International Ltd. ...........     1,357,988             52,791,783
Zebra Technologies, Inc. + ........        40,800              2,386,800
                                                         ---------------
                                                             130,276,946
                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS (1.4%)
AMB Property Corp. ................        30,400                606,100
Apartment Investment & Management
 Co................................       125,200              4,984,525
Archstone Communities Trust .......       180,700              3,704,350
Arden Realty Group, Inc. ..........       116,000              2,327,250
Avalon Bay Communities, Inc. ......       100,792              3,458,425
Beacon Capital + /+/ ..............       267,600              3,211,200
Bedford Property Investors, Inc. ..        12,200                208,163
Boston Properties, Inc. ...........        44,800              1,394,400
Boykin Lodging Co. ................        68,400                748,125
Brandywine Realty Trust ...........       238,000              3,897,250
Cabot Industrial Trust ............         6,300                115,763
Camden Property Trust .............        25,999                711,723
Captec Net Lease Realty, Inc. .....       110,900                831,750
Carramerica Realty Corp. ..........       110,200              2,327,975
CBL & Associates Properties, Inc. .       311,000              6,414,375
Colonial Properties Trust .........       181,300              4,203,894
Commercial Net Lease Realty .......       118,000              1,172,625
Cornerstone Properties, Inc. ......        33,500                489,937
Crescent Real Estate Equities, Inc.       348,000              6,394,500


64 See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Criimi Mae, Inc. ..................        79,600        $       114,425
Crown America Realty Trust ........        90,600                498,300
Duke-Weeks Realty Corp. ...........       131,974              2,573,493
Equity Office Properties Trust ....       181,166              4,461,213
Equity One, Inc. ..................        42,000                438,375
Equity Residential Properties Trust       385,417             16,452,488
Essex Property Trust, Inc. ........        14,400                489,600
FelCor Lodging Trust Inc. .........        76,200              1,333,500
First Industrial Realty Trust, Inc.        37,100              1,017,931
Franchise Finance Corp. of America        124,200              2,973,037
General Growth Properties, Inc. ...        43,800              1,226,400
Glenborough Realty Trust, Inc. ....       115,000              1,538,125
Glimcher Realty Trust .............        81,400              1,048,025
Golf Trust of America, Inc. .......        65,700              1,112,794
Health Care Property Investors,
 Inc...............................        64,584              1,541,943
Health Care REIT, Inc. ............       153,300              2,318,662
Healthcare Realty Trust, Inc. .....        53,873                841,766
Home Properties of New York, Inc. .        18,900                518,569
Hospitality Properties Trust ......       107,700              2,053,031
HRPT Properties Trust .............       246,600              2,219,400
Innkeepers USA Trust ..............       110,900                907,994
Kimco Realty Corp. ................       152,900              5,179,487
Koger Equity, Inc. ................       150,000              2,531,250
Lexington Corporate Properties
 Trust.............................        22,200                203,963
Liberty Property Trust ............        54,500              1,321,625
Manufactured Home Communities, Inc.        93,900              2,282,944
Meditrust Companies Corp. .........       217,900              1,198,450
MeriStar Hospitality Corp. ........        50,003                800,048
National Golf Properties, Inc. ....        12,100                238,975
Parkway Properties, Inc. ..........         5,600                161,350
Post Properties, Inc. .............       141,200              5,400,900
Prentiss Properties Trust .........       214,900              4,512,900
Prime Retail, Inc. ................        70,600                397,125
Prison Realty Trust ...............       166,100                840,881
ProLogis Trust ....................       111,925              2,154,556
PS Business Parks, Inc. ...........         5,800                131,950
Public Storage, Inc. ..............       140,246              3,181,831
Reckson Associates Realty Corp. ...       135,300              2,773,650
Reckson Associates Realty
 Corp.-Class B ....................        11,678                265,674
Regency Realty Corp. ..............        20,100                402,000
Senior Housing Properties Trust ...        40,340                501,729
Shurgard Storage Centers, Inc. ....        15,000                347,812
Simon Property Group, Inc. ........       211,644              4,854,584
SL Green Realty Corp. .............        76,100              1,655,175
Starwood Financial Inc. ...........         7,533                127,585
Starwood Hotels & Resort Worldwide,
 Inc...............................       116,100              2,728,350
Sun Communities, Inc. .............        10,900                350,844
Urban Shopping Centers, Inc. ......        77,000              2,088,625
Vornado Realty Trust ..............        49,000              1,592,500
                                                         ---------------
                                                             141,108,164
                                                         ---------------
SEMICONDUCTORS AND ELECTRONICS (10.9%)
Adaptec, Inc. + ...................       399,400             19,920,075
ADC Telecommunications, Inc. + ....       252,200             18,300,262
Advanced Fibre Communications, Inc.
 +.................................       130,700              5,840,656
Alpha Industries, Inc. + ..........        18,200              1,043,088
Altera Corp. + ....................        80,000              3,965,000
Amkor Technology, Inc. + ..........       527,800             14,910,350
ANADIGICS, Inc. + .................         7,200                339,750
Analog Devices, Inc. + ............       100,000              9,300,000
Applied Materials, Inc. + .........       468,500             59,353,094
Applied Micro Circuits Corp. + ....        19,100              2,430,475
Aspect Communications Corporation +        22,800                892,050
Atmel Corp. + .....................        64,000              1,892,000
BroadCom Corp. + ..................        11,200              3,050,600
C-Cube Microsystems, Inc. + .......        30,000              1,867,500
Carrier Access Corp. + ............         6,000                403,875
Comverse Technology, Inc. + .......       117,300             16,979,175
CTS Corp. .........................       305,800             23,049,675
Cybex Computer Products Corp. + ...        10,800                437,400
Cymer, Inc. + .....................        70,000              3,220,000
Cypress Semiconductor Corp. + .....       102,800              3,328,150
Dallas Semiconductor Corp. ........        12,100                779,694
Integrated Device Technology, Inc.
 +.................................       742,101             21,520,971
Intel Corp. .......................     2,116,200            174,189,712
Inter-Tel, Inc. ...................        24,300                607,500
International Rectifier Corp. + ...        68,700              1,786,200
KEMET Corp. + .....................        18,700                842,669
KLA Instruments Corp. + ...........       289,800             32,276,475
Lam Research Corporation + ........       265,800             29,653,312
Lattice Semiconductor Corp. + .....       413,800             19,500,325
Linear Technology Corp. ...........        17,000              1,216,563
Lucent Technologies, Inc. .........     1,936,500            144,874,406
Maxim Integrated Products, Inc. + .        89,400              4,218,562
Micrel, Inc. + ....................         8,100                461,194
Microchip Technology, Inc. + ......        17,400              1,190,813
Micron Technology, Inc. + .........       483,800             37,615,450
Motorola, Inc. ....................       607,400             89,439,650
Novellus Systems, Inc. + ..........        20,200              2,475,131
Park Electrochemical Corp. ........        40,000              1,062,500
PMC Sierra Inc. + .................        14,600              2,340,563
Power Integrations, Inc. + ........        20,800                997,100
Powerwave Technologies, Inc. + ....         4,300                251,013
QUALCOMM Inc. + ...................       548,400             96,586,950
RF Micro Devices, Inc. + ..........        19,500              1,334,531
Rudolph Technologies, Inc. + ......         6,800                227,800
SanDisk Corporation + .............        16,800              1,617,000
Sanmina Corp. + ...................        15,900              1,588,013
Sawtek, Inc. + ....................       268,900             17,898,656
Scientific-Atlanta, Inc. ..........       137,600              7,654,000
SDL, Inc. + .......................       100,000             21,800,000
Semtech Corp. + ...................       101,900              5,311,537


                                       See Notes to Portfolio of Investments. 65

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
GROWTH AND INCOME (CONTINUED)
================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Synopsys, Inc. + ..................       213,800        $    14,271,150
Tellabs, Inc. + ...................       561,700             36,054,119
Teradyne, Inc. + ..................        46,900              3,095,400
Texas Instruments, Inc. ...........       600,000             58,125,000
Three-Five Systems, Inc. + ........        20,667                847,333
TriQuint Semiconductor, Inc. + ....       229,200             25,498,500
Vishay Intertechnology, Inc. + ....       576,900             18,244,462
Vitesse Semiconductor Corp. + .....        46,000              2,412,125
Xilinx, Inc. + ....................       455,800             20,724,656
                                                         ---------------
                                                           1,091,114,210
                                                         ---------------
SPECIALTY CHEMICALS (0.1%)
ChiRex Inc. + .....................        10,700                156,488
Lubrizol Corp. (The) ..............        75,500              2,331,062
OM Group, Inc. ....................        25,700                885,044
Praxair, Inc. .....................       172,800              8,694,000
                                                         ---------------
                                                              12,066,594
                                                         ---------------
STEEL (0.0%)
Cleveland-Cliffs, Inc. ............        51,300              1,596,713
Quanex Corp. ......................        32,500                828,750
                                                         ---------------
                                                               2,425,463
                                                         ---------------
SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp.      1,057,200             25,637,100
Union Pacific Corp. ...............       602,600             26,288,425
                                                         ---------------
                                                              51,925,525
                                                         ---------------
TEXTILES AND APPAREL (0.1%)
Jones Apparel Group, Inc. + .......        34,200                927,675
K-Swiss Inc. ......................        40,100                744,983
Nike, Inc. ........................       200,000              9,912,500
Timberland Co. (The) + ............        13,300                703,237
                                                         ---------------
                                                              12,288,395
                                                         ---------------
TOBACCO (0.2%)
Philip Morris Co., Inc. ...........       893,000             20,706,438
                                                         ---------------
TOTAL UNITED STATES (COST $7,983,434,416)                  8,984,660,106
                                                         ---------------
FOREIGN COMMON STOCKS (5.6%)

AUSTRALIA (0.0%)
Foster's Brewing Group Ltd. (Food
 and Beverage) ....................       768,300              2,205,858
                                                         ---------------
CANADA (1.2%)
Alcan Aluminum Ltd. (Aluminum) ....       250,200             10,305,112
BCE Inc. (Other Telecommunications)        62,899              5,647,967
Canadian National Railway Co.
 (Surface Transport) ..............        55,000              1,447,188
Nortel Networks Corp.
 (Semiconductors and Electronics) .       694,100             70,104,100
Seagram Co. Ltd. (Food and
 Beverage).........................       639,000             28,715,062
Trizec Hahn Corp. (Real Estate
 Investment Trusts) ...............        78,800              1,329,750
                                                         ---------------
TOTAL CANADA                                                 117,549,179
                                                         ---------------
DENMARK (0.2%)
Carli Gry International A/S
 (Textiles and Apparel) ...........       311,730              3,540,375
Novo-Nordisk A/S (Drugs) ..........        55,540              7,359,076
Tele Danmark A/S (Other
 Telecommunications)...............       122,100              9,063,154
Vestas Wind Systems A/S (Producer
 Goods) + .........................        22,400              3,967,443
                                                         ---------------
TOTAL DENMARK                                                 23,930,048
                                                         ---------------
FINLAND (0.2%)
Nokia Corp., ADR
 (Telecommunications)..............        51,700              9,823,000
Pohjola Group Insurance Corp.
 (Insurance).......................        26,562              1,603,840
Tietoenator Oyj (Computer Software)        62,000              3,868,410
                                                         ---------------
TOTAL FINLAND                                                 15,295,250
                                                         ---------------
FRANCE (0.2%)
Axa (Insurance) ...................        27,600              3,844,096
France Telecom SA (Other
 Telecommunications)...............        13,400              1,770,593
Total Fina SA (Oil Services) ......        21,399              2,853,372
Vivendi (Conglomerate and
 Aerospace)........................        83,772              7,557,849
                                                         ---------------
TOTAL FRANCE                                                  16,025,910
                                                         ---------------
GERMANY (0.3%)
Buderus AG (Forest Products and
 Building Materials) ..............        49,320                833,838
DePfa Deutsche Pfandbriefbank AG
 (Banks and Thrifts) ..............        48,900              3,651,420
Fresenius Medical Care AG (Biotech
 and Medical Products) ............        56,550              4,831,582
Infonet Services Corporation (Data
 and Imaging Services) ............       182,700              4,795,875
Mannesmann AG (Data and Imaging
 Services).........................        34,950              8,423,678
Siemens AG (Electrical Machinery
 and Instruments) .................        74,840              9,512,314
                                                         ---------------
TOTAL GERMANY                                                 32,048,707
                                                         ---------------
IRELAND (0.1%)
Allied Irish Banks (Banks and
 Thrifts)..........................       492,875              5,614,774
CRH Plc (Forest Products and
 Building Materials) ..............       327,787              7,059,185
                                                         ---------------
TOTAL IRELAND                                                 12,673,959
                                                         ---------------
ITALY (0.0%)
Banca Nazionale del Lavoro (Banks
 and Thrifts) + ...................     1,163,300              3,874,974
Telecom Italia SpA (Other
 Telecommunications)...............        90,000              1,004,438
                                                         ---------------
TOTAL ITALY                                                    4,879,412
                                                         ---------------


66 See Notes to Portfolio of Investments.

================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

JAPAN (0.7%)
Banyu Pharmaceutical Co., Ltd.
 (Drugs)...........................       174,000        $     2,699,589
Canon, Inc. (Semiconductors and
 Electronics)......................       160,000              6,358,653
FamilyMart Co., Ltd. (Discretionary
 Retail)...........................       115,400              7,681,284
Fuji Heavy Industries Ltd.
 (Automotive)......................       740,500              5,073,904
Fujitsu Limited (Computers) .......       202,000              9,214,174
Matsushita-Kotobuki Electronics
 Industries, Ltd. (Electrical
 Machinery and Instruments) .......        57,000              1,146,584
NTT Mobile Communication Network,
 Inc. (Other Telecommunications) +            129              4,962,510
Seino Transportation Co. Ltd.
 (Surface Transport) ..............       239,000              1,267,991
Sekisui Chemical Co., Ltd.
 (Specialty Chemicals) ............       482,000              2,137,294
Shin-Etsu Chemical Co., Ltd.
 (Specialty Chemicals) ............       107,000              4,608,457
SoftBank Corp. (Semiconductors and
 Electronics)......................        10,800             10,339,076
Sony Corp. (Housing and
 Furnishings)......................        27,400              8,126,664
Terumo Corp. (Biotech and Medical
 Products).........................       142,800              3,816,014
The Tokio Marine & Fire Insurance
 Co., Ltd. (Insurance) ............        79,000                924,090
                                                         ---------------
TOTAL JAPAN                                                   68,356,284
                                                         ---------------
NETHERLANDS (1.6%)
Akzo Nobel NV (Specialty Chemicals)       138,701              6,951,143
Getronics NV (Computers) ..........        85,600              6,822,570
ING Groep NV (Diversified Financial
 Services).........................       113,899              6,870,458
Kloninklijke KPN NV (Major
 Telecommunications)...............        62,800              6,123,962
Philips Electronics NV (Electrical
 Machinery and Instruments) .......        46,200              6,276,605
Royal Dutch Petroleum Co. (Oil) ...     1,879,200            113,574,150
STMicroelectronics (Semiconductors
 and Electronics) .................        63,162              9,712,438
Unilever NV (Food and Beverage) ...        19,000              1,034,313
United Pan-Europe Communications NV
 (Other Telecommunications) + .....        34,000              4,345,419
Vendex KBB N.V. (Discretionary
 Retail)...........................        79,734              2,118,344
                                                         ---------------
TOTAL NETHERLANDS                                            163,829,402
                                                         ---------------
NORWAY (0.1%)
Christiania Bank Og Kredkasse
 (Banks and Thrifts) ..............       386,100              1,904,583
Ocean Rig ASA (Oil Services) + ....       599,607              2,920,345
Petroleum Geo-Services ASA (PGS)
 (Oil Services) + .................       162,200              2,896,609
                                                         ---------------
TOTAL NORWAY                                                   7,721,537
                                                         ---------------
SOUTH KOREA (0.0%)
Hanvit Bank (Investment Services) .       130,000                838,500
                                                         ---------------
SPAIN (0.2%)
Telefonica Publicidad e
 Informacion, S.A. (Consumer
 Services) + ......................       175,845              8,538,398
Telefonica de Espana (Major
 Telecommunications) + ............       408,002             10,182,702
                                                         ---------------
TOTAL SPAIN                                                   18,721,100
                                                         ---------------
SWEDEN (0.1%)
Ericsson Telephone, ADR
 (Telecommunications Equipment) ...        94,800              6,227,175
HiQ International AB (Data and
 Imaging Services) ................        39,000              2,499,706
Icon Medialab International AB
 (Data and Imaging Services) + ....        16,850                586,569
                                                         ---------------
TOTAL SWEDEN                                                   9,313,450
                                                         ---------------
SWITZERLAND (0.0%)
The Swatch Group AG (Consumer
 Specialties)......................         2,000              2,303,586
                                                         ---------------
UNITED KINGDOM (0.7%)
Bank of Scotland (Banks and
 Thrifts)..........................       274,476              3,188,556
British Telecom Plc (Other
 Telecommunications)...............       375,202              9,172,016
Cable & Wireless Plc (Other
 Telecommunications) + ............       447,246              7,580,235
Dixons Group Plc (Discretionary
 Retail)...........................       307,496              7,397,669
Granada Group Plc (Electronic
 Media) + .........................       729,793              7,399,019
Kingfisher Plc (Discretionary
 Retail)...........................       413,706              4,592,078
Prudential Plc (Insurance) ........       212,801              4,194,626
Shire Pharmaceuticals Group PLC
 (Drugs) + ........................       167,035              4,864,900
SmithKline Beecham Plc (Drugs) ....       475,915              6,074,593
Stagecoach Holdings Plc (Surface
 Transport)........................       532,900              1,373,305
United News & Media Plc (Print
 Media)............................       262,500              3,346,317
Vodafone Group Plc (Other
 Telecommunications)...............       547,955              2,715,753
WPP Group Plc (Commercial Services)       601,785              9,538,303
                                                         ---------------
TOTAL UNITED KINGDOM                                          71,437,370
                                                         ---------------
TOTAL FOREIGN COMMON STOCKS (COST $462,375,658)              567,129,552
                                                         ---------------
TOTAL COMMON STOCKS (COST $8,445,810,074)                  9,551,789,658
                                                         ---------------
PREFERRED STOCKS (0.2%)

UNITED STATES (0.2%)
AMFM Inc. (Electronic Media) ......        18,600              3,999,000
Ingersoll-Rand Co. (Producer Goods)
 +.................................        55,800              1,422,900
International Paper Co. (Forest
 Products and Building
 Materials) + ++...................         9,300                504,525


                                       See Notes to Portfolio of Investments. 67

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
GROWTH AND INCOME (CONTINUED)
================================================================================

                                         NUMBER OF           MARKET
                                          SHARES              VALUE
                                      ---------------    ---------------

UNITED STATES (CONTINUED)
Kaufman & Broad Home Corp. (Housing
 and Furnishings) + ...............       255,800        $     2,014,425
Lincoln National Corp.
 (Insurance) + ....................        74,400              1,636,800
Merrill "DG" (Strypes)
 (Discretionary Retail) + .........        69,700              2,517,912
Merrill CBR (Investment
 Services) + ......................        27,900              1,468,238
Owens-Illinois, Inc. (Forest
 Products and Building
 Materials) + .....................        18,600                581,250
Salomon, Inc. (Investment
 Services) + ......................        69,800              7,538,400
Tanger Factory Outlet Centers, Inc.
 (Real Estate Investment Trusts) +         55,800              1,126,463
Union Planters Co. (Banks and
 Thrifts) + .......................        18,600                927,675
TOTAL UNITED STATES                                           23,737,588
                                                         ---------------
TOTAL PREFERRED STOCKS (COST $19,720,312)                     23,737,588
                                                         ---------------

                                       PRINCIPAL
                                         AMOUNT
                                    ---------------
LONG-TERM BONDS AND NOTES (0.2%)
CORPORATE BONDS (0.2%)
Baker Hughes, Inc.,Zero
 Coupon,05/05/08                     $  3,325,000              2,310,875
Brightpoint, Inc.,Zero
 Coupon,03/11/18...................     3,255,000              1,082,288
Credence Systems Corp.,
 5.25%,09/15/02 ++ ................     3,700,000              5,013,500
Devon Energy Corp.,4.90%,08/15/08 .       532,000                514,045
Devon Energy Corp.,4.95%,08/15/08 .       727,000                708,825
Hewlett Packard Co.,Zero
 Coupon,10/14/17 ++ ...............     3,670,000              2,491,012
Homebase, Inc.,5.25%,11/01/04 .....     2,790,000              1,691,438
Roche Holdings AG,Zero
 Coupon,05/06/12 ++ ...............    11,625,000              5,957,812
Tel-Save Holding,
 Inc.,5.00%,12/15/04 ++ ...........     1,400,000              1,177,750
Vantive Corp. (The),4.75%,09/01/02
 ++................................       930,000                809,100
Veterinary Centers of America,
 Inc.,5.25%,05/01/06 ++ ...........       465,000                297,600
                                                         ---------------
TOTAL CORPORATE BONDS                                         22,054,245
                                                         ---------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $21,411,498)                                           22,054,245
                                                         ---------------
SHORT-TERM INVESTMENTS (4.2%)
Countrywide
 HomeLoans,5.05%,01/07/00              25,000,000             24,985,972
Dana Credit Corp.,7.45%,01/20/00 ..    28,335,000             28,235,316
Dana Credit Corp.,7.50%,01/13/00 ..    28,225,000             28,166,198
Enron Corp.,8.07%,01/10/00 ........    30,000,000             29,952,925
Eog Resources,7.30%,01/21/00 ......    19,760,000             19,687,876
Federal Home Loan
 Bank,1.50%,01/03/00                   18,623,000             18,623,000
Ford Motor Credit
 Co.,5.42%,01/20/00................    29,288,000             29,213,039
Merrill Lynch & Co., Inc.,
 5.55%,01/24/00 ...................    25,071,000             24,989,833
Orix Credit Alliance,6.70%,01/13/00    35,443,000             35,377,036
Orix Credit Alliance,7.45%,01/14/00    24,975,000             24,918,147
Renaissance Energy
 Co.,6.70%,01/27/00................    30,309,000             30,173,620
Renaissance Energy
 Co.,8.50%,01/05/00................    16,285,000             16,277,310
Textron Financial
 Corp.,5.45%,01/05/00 ++...........    35,000,000             34,989,403
U.S. Treasury Bill,4.86%,02/17/00 @    17,400,000             17,294,295
Wheels Inc.,6.70%,01/26/00 /+/ ....    30,000,000             29,871,583
Wheels Inc.,7.50%,01/04/00 /+/ ....    30,000,000             29,993,750
                                                         ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $422,749,303)             422,749,303
                                                         ---------------
TOTAL INVESTMENTS (COST $8,909,691,187)(A)                10,020,330,794

OTHER ASSETS LESS LIABILITIES                                  9,159,563
                                                         ---------------
TOTAL NET ASSETS                                         $10,029,490,357
                                                         ===============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $8,950,602,086. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...............................           $1,441,430,156
Unrealized losses..............................             (371,701,448)
                                                          --------------
 Net unrealized gain...........................           $1,069,728,708
                                                          ==============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                           NO. OF       MARKET      EXPIRATION     UNREALIZED
    LONG CONTRACTS       CONTRACTS       VALUE         DATE        GAIN/(LOSS)
-----------------------  ----------  ------------   -----------  ---------------
S&P 500 Index Futures...    394      $146,193,700     Mar 00     $     4,977,934
                                     ============                ===============

+     Non-income producing security.
/+/ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                    ACQUISITION
                                        DATE                    COST
                                   -------------            ------------
Beacon Capital...............          3/17/98               $ 4,031,495
Wheels Inc...................         12/15/99                29,871,583
Wheels Inc...................         12/28/99                29,993,750
                                                            ------------
                                                             $63,896,828
                                                            ============

The market value of the total illiquid securities above is $63,076,533 which represents 0.63% of the total net assets.

Category percentages are based on net assets.


68 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
REAL ESTATE
================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             ----------       ----------
COMMON STOCKS (89.1%)
REAL ESTATE INVESTMENT TRUSTS (89.1%)
Alexandria Real Estate Equities, Inc. ....         800        $   25,450
Apartment Investment & Management Co. ....       5,600           222,950
Archstone Communities Trust ..............       2,600            53,300
Avalon Bay Communities, Inc. .............       1,700            58,331
Beacon Capital + /+/ .....................       6,800            81,600
Bedford Property Investors, Inc. .........       2,600            44,363
Boston Properties, Inc. ..................       5,000           155,625
Brandywine Realty Trust ..................       3,800            62,225
Capital Automotive REIT, Inc. ............       2,200            26,813
Captec Net Lease Realty, Inc. ............         300             2,250
CBL & Associates Properties, Inc. ........       9,900           204,187
Colonial Properties Trust ................       3,000            69,562
Crescent Real Estate Equities, Inc. ......       6,600           121,275
Criimi Mae, Inc. .........................       8,600            12,363
Developers Diversified Realty Corp. ......       4,900            63,087
Duke-Weeks Realty Corp. ..................       5,520           107,640
Equity Office Properties Trust ...........      11,900           293,037
Equity One, Inc. .........................         900             9,394
Equity Residential Properties Trust ......       6,596           281,567
Essex Property Trust, Inc. ...............       4,900           166,600
Federal Realty Inc. ......................       5,500           103,469
First Industrial Realty Trust, Inc. ......       1,100            30,181
General Growth Properties, Inc. ..........       4,100           114,800
Glenborough Realty Trust, Inc. ...........       3,000            40,125
Golf Trust of America, Inc. ..............       6,600           111,787
Great Lakes REIT, Inc. ...................       1,700            24,438
Health Care REIT, Inc. ...................       4,600            69,575
Home Properties of New York, Inc. ........       2,900            79,569
Host Marriott Corp. ......................      16,000           132,000
Kimco Realty Corp. .......................       4,600           155,825
Koger Equity, Inc. .......................       6,900           116,437
Liberty Property Trust ...................       5,200           126,100
Manufactured Home Communities, Inc. ......       1,600            38,900
Pan Pacific Retail Properties, Inc. ......       1,400            22,838
Parkway Properties, Inc. .................       1,600            46,100
Pennsylvania Real Estate Investment Trust        1,300            18,931
Post Properties, Inc. ....................       2,900           110,925
Prentiss Properties Trust ................       4,700            98,700
Prime Retail, Inc. .......................       2,400            13,500
ProLogis Trust ...........................       8,300           159,775
PS Business Parks, Inc. ..................       8,200           186,550
Public Storage, Inc. .....................       2,088            47,371
Reckson Associates Realty Corp. ..........       1,000            20,500
Reckson Associates Realty Corp. - Class B          450            10,238
Shurgard Storage Centers, Inc. ...........         500            11,594
Simon Property Group, Inc. ...............       5,800           133,037
SL Green Realty Corp. ....................       1,800            39,150
Starwood Financial Inc. ..................       2,415            40,904
Starwood Hotels & Resort Worldwide, Inc. .       1,800            42,300
Summit Properties Inc. ...................       3,000            53,625
Sun Communities, Inc. ....................       1,300            41,844
Trizec Hahn Corp. ........................       1,300            21,938
Vornado Realty Trust .....................       3,800           123,500
                                                              ----------
                                                               4,448,145
                                                              ----------
TOTAL COMMON STOCKS (COST $5,330,727)                          4,448,145
                                                              ----------
PREFERRED STOCKS (0.0%)
Criimi Mae, Inc. + .......................         258             2,161
                                                              ----------
TOTAL PREFERRED STOCKS (COST $21,622)                              2,161
                                                              ==========

                                             PRINCIPAL
                                              AMOUNT
                                            ----------
SHORT-TERM INVESTMENTS (22.7%)
Federal Home Loan Bank,1.5%,01/03/00 .....  $1,133,000         1,133,000
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,133,000)                 1,133,000
                                                              ----------
TOTAL INVESTMENTS (COST $6,485,349)(A)                         5,583,306
OTHER ASSETS LESS LIABILITIES                                   (589,626)
                                                              ----------
TOTAL NET ASSETS                                              $4,993,680
                                                              ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $6,536,236. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains..............................                $   37,068
Unrealized losses.............................                  (989,998)
                                                              ----------
 Net unrealized loss..........................                $ (952,930)
                                                              ==========

+     Non-income producing security.
/+/ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                      ACQUISITION
                                         DATE                    COST
                                     -------------            ----------

Beacon Capital................          3/17/98               $  102,445
                                                              ==========

The market value of the total illiquid securities above is $81,600 which represents 1.63% of the total net assets.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 69

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
================================================================================

                                     BALANCED     GROWTH AND INCOME    REAL ESTATE
                                 ---------------   ---------------   ---------------
ASSETS:
Investments, at market
 value .......................   $ 2,013,563,906   $10,020,330,794   $     5,583,306
Cash .........................            50,513           770,721             9,208
Foreign currency .............           129,357         9,275,504                --
Receivable for:
 Dividends and interest ......        11,607,821         8,545,498            44,223
 Investments sold ............                --         3,426,388             3,862
 Fund shares sold ............                71           450,543                --
 Variation margin ............           446,400           334,900                --
 Recoverable foreign taxes ...                --           456,784                --
Prepaid expenses .............            20,212           101,661                57
Gross unrealized gain on
 forward foreign currency
 exchange contracts ..........                --           109,067                --
                                 ---------------   ---------------   ---------------
     Total assets ............     2,025,818,280    10,043,801,860         5,640,656
                                 ---------------   ---------------   ---------------
LIABILITIES:
Payable for:
 Investments purchased .......        33,843,479                --                --
 Fund shares redeemed ........         2,730,844         8,470,413           637,712
Accrued investment
 advisory fees ...............           884,968         4,366,968             3,255
Accrued administrative
 service fees ................           132,745           549,711               325
Accrued custody fees .........            35,716           366,577             3,476
Other liabilities ............            68,358           220,785             2,208
Gross unrealized loss on
 forward foreign currency
 exchange contracts ..........                --           337,049                --
                                 ---------------   ---------------   ---------------
     Total liabilities .......        37,696,110        14,311,503           646,976
                                 ---------------   ---------------   ---------------
      NET ASSETS .............   $ 1,988,122,170   $10,029,490,357   $     4,993,680
                                 ===============   ===============   ===============
NET ASSETS REPRESENTED BY:
Paid-in capital ..............   $ 1,638,674,984   $ 8,571,165,134   $     6,384,092
Net unrealized gain (loss)
 on investments, open
 futures contracts and
 foreign currency related
 transactions ................       296,742,706     1,115,356,141          (902,043)
Undistributed net
 investment income ...........        13,745,731           222,113             4,544
Accumulated net realized
 gain (loss) on
 investments .................        38,958,749       342,746,969          (492,913)
                                 ---------------   ---------------   ---------------
      NET ASSETS .............   $ 1,988,122,170   $10,029,490,357   $     4,993,680
                                 ===============   ===============   ===============

Cost of investments ..........   $ 1,718,450,869   $ 8,909,691,187   $     6,485,349
Cost of foreign currency .....   $       129,302   $     9,278,356   $            --
CAPITAL SHARES:
Authorized ...................       Two Billion         Unlimited       Two Billion
Par Value ....................   $         0.001   $         1.000   $         0.001
Outstanding ..................       127,713,479       326,787,636           646,352
Net Asset Value, offering
 and redemption price per
 share (net assets divided
 by shares outstanding) ......   $         15.57   $         30.69   $          7.73


70 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
================================================================================

                                                  BALANCED      GROWTH AND INCOME     REAL ESTATE
                                              ---------------   -----------------   ---------------
INVESTMENT INCOME:
Dividends .................................   $    12,673,815    $   120,142,723    $       294,879
Interest ..................................        52,546,077         23,225,506             13,740
                                              ---------------    ---------------    ---------------
                                                   65,219,892        143,368,229            308,619
Foreign taxes withheld on
 dividends ................................          (103,208)          (935,175)               (34)
                                              ---------------    ---------------    ---------------
     Total investment income ..............        65,116,684        142,433,054            308,585
                                              ---------------    ---------------    ---------------
INVESTMENT EXPENSES:
Investment advisory fees ..................         9,564,010         48,426,000             38,557
Administrative services fees ..............         1,434,602          6,089,176              3,856
Printing and postage fees .................            23,739             92,191              3,120
Custody fees ..............................            59,725            423,573              3,623
Transfer agent fees .......................             2,562             11,814              2,579
Audit fees ................................            40,522             62,117             24,467
Directors'/Trustees' fees .................            54,898            285,014                162
Registration fees .........................            45,784            185,609                248
Miscellaneous expenses ....................            73,130            393,349                159
                                              ---------------    ---------------    ---------------
Expenses before reimbursement
 and waiver from Investment
 Adviser ..................................        11,298,972         55,968,843             76,771
Expense reimbursement and
 waiver from Investment
 Adviser ..................................                --                 --            (27,907)
                                              ---------------    ---------------    ---------------
     Net expenses .........................        11,298,972         55,968,843             48,864
                                              ---------------    ---------------    ---------------
Net investment income .....................        53,817,712         86,464,211            259,721
                                              ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..............................       116,536,599      1,788,532,956           (306,821)
 Written options ..........................           103,270        (13,713,361)                --
 Futures and forward foreign
 currency exchange contracts ..............         4,040,764         41,628,453                 --
 Foreign currency related
 transactions .............................          (502,021)        (3,681,921)                --
                                              ---------------    ---------------    ---------------
     Net realized gain (loss)
     on investments .......................       120,178,612      1,812,766,127           (306,821)
                                              ---------------    ---------------    ---------------
Net change in unrealized gain
 or loss on:
 Investments ..............................        68,822,456       (336,637,891)          (153,082)
 Written options ..........................                --         27,825,067                 --
 Futures and forward foreign
 currency exchange contracts ..............         1,659,856        (23,917,228)                --
 Foreign currency related
 transactions .............................           (30,187)          (207,327)                --
                                              ---------------    ---------------    ---------------
     Net change in unrealized
     gain or loss on
     investments ..........................        70,452,125       (332,937,379)          (153,082)
                                              ---------------    ---------------    ---------------
Net realized and change in
 unrealized gain or loss on
 investments ..............................       190,630,737      1,479,828,748           (459,903)
                                              ---------------    ---------------    ---------------
Net increase (decrease) in net
 assets resulting from
 operations ...............................   $   244,448,449    $ 1,566,292,959    $      (200,182)
                                              ===============    ===============    ===============


                                           See Notes to Financial Statements. 71

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                       BALANCED
                                         ------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................   $   53,817,712      $   53,056,913
Net realized gain on investments.......      120,178,612         129,611,198
Net change in unrealized gain or loss
 on investments........................       70,452,125          90,857,948
                                          --------------      --------------
 Net increase in net assets resulting
 from operations.......................      244,448,449         273,526,059
                                          --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (48,223,837)        (45,005,345)
From net realized gains................     (208,911,250)       (255,329,194)
                                          --------------      --------------
 Decrease in net assets from
 distributions to shareholders.........     (257,135,087)       (300,334,539)
                                          --------------      --------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      157,690,824          63,609,192
Net asset value of shares issued upon
  reinvestment of distributions........      257,135,087         300,334,539
Payments for shares redeemed...........     (266,372,604)       (126,833,307)
                                          --------------      --------------
 Net increase in net assets from fund
 share transactions....................      148,453,307         237,110,424
                                          --------------      --------------
  Net change in net assets.............      135,766,669         210,301,944
NET ASSETS:
Beginning of period....................    1,852,355,501       1,642,053,557
                                          --------------      --------------
End of period..........................   $1,988,122,170      $1,852,355,501
                                          ==============      ==============
End of period net assets includes
 undistributed net investment income...   $   13,745,731      $    8,051,568
                                          ==============      ==============
SHARE TRANSACTIONS:
Number of shares sold..................        9,998,070           3,888,368
Number of shares issued upon
  reinvestment of distributions........       16,986,297          19,665,398
Number of shares redeemed..............      (17,037,037)         (8,207,096)
                                          --------------      --------------
 Net increase..........................        9,947,330          15,346,670
                                          ==============      ==============


72 See Notes to Financial Statements.

================================================================================

                                                    GROWTH AND INCOME
                                           -------------------------------------
                                              YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 1999   DECEMBER 31, 1998
                                           -----------------   -----------------
FROM OPERATIONS:
Net investment income ..................   $     86,464,211    $     98,576,593
Net realized gain on investments .......      1,812,766,127       1,720,373,368
Net change in unrealized gain or loss
 on investments ........................       (332,937,379)       (546,496,697)
                                           ----------------    ----------------
 Net increase in net assets resulting
 from operations .......................      1,566,292,959       1,272,453,264
                                           ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .............        (96,551,194)       (106,400,592)
From net realized gains ................     (1,689,351,369)     (1,621,614,754)
                                           ----------------    ----------------
 Decrease in net assets from
 distributions to shareholders .........     (1,785,902,563)     (1,728,015,346)
                                           ----------------    ----------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ..............        127,245,129         173,705,279
Net asset value of shares issued upon
  reinvestment of distributions ........      1,785,140,798       1,727,349,858
Payments for shares redeemed ...........     (1,464,338,336)       (832,700,179)
                                           ----------------    ----------------
 Net increase in net assets from fund
 share transactions ....................        448,047,591       1,068,354,958
                                           ----------------    ----------------
  Net change in net assets .............        228,437,987         612,792,876
NET ASSETS:
Beginning of period ....................      9,801,052,370       9,188,259,494
                                           ----------------    ----------------
End of period ..........................   $ 10,029,490,357    $  9,801,052,370
                                           ================    ================
End of period net assets includes
 undistributed (distributions in
 excess of) net investment income ......   $        222,113    $       (942,800)
                                           ================    ================
SHARE TRANSACTIONS:
Number of shares sold ..................          3,851,960           4,918,286
Number of shares issued upon
  reinvestment of distributions ........         59,832,318          53,542,755
Number of shares redeemed ..............        (44,428,115)        (24,104,473)
                                           ----------------    ----------------
 Net increase ..........................         19,256,163          34,356,568
                                           ================    ================


                                           See Notes to Financial Statements. 73

GROWTH & INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                     REAL ESTATE
                                         -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $   259,721         $   285,774
Net realized loss on investments.......       (306,821)           (187,051)
Net change in unrealized gain or loss
 on investments........................       (153,082)           (903,215)
                                           -----------         -----------
 Net decrease in net assets resulting
 from operations.......................       (200,182)           (804,492)
                                           -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............       (251,012)           (282,137)
                                           -----------         -----------
 Decrease in net assets from
 distributions to shareholders.........       (251,012)           (282,137)
                                           -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............      9,414,409           3,471,174
Net asset value of shares issued upon
  reinvestment of distributions........        251,012             142,761
Payments for shares redeemed...........     (9,720,165)         (2,180,599)
                                           -----------         -----------
 Net increase (decrease) in net assets
 from fund share transactions..........        (54,744)          1,433,336
                                           -----------         -----------
  Net change in net assets.............       (505,938)            346,707
NET ASSETS:
Beginning of period....................      5,499,618           5,152,911
                                           -----------         -----------
End of period..........................    $ 4,993,680         $ 5,499,618
                                           ===========         ===========
End of period net assets includes
 undistributed net investment income...    $     4,544         $     1,335
                                           ===========         ===========
SHARE TRANSACTIONS:
Number of shares sold..................      1,111,219             371,334
Number of shares issued upon
  reinvestment of distributions........         34,350              16,996
Number of shares redeemed..............     (1,144,282)           (243,265)
                                           -----------         -----------
 Net increase..........................          1,287             145,065
                                           ===========         ===========


74 See Notes to Financial Statements.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================

1. ORGANIZATION

The Statements contained herein refer to Aetna Balanced VP, Inc. (Balanced), Aetna Variable Fund d/b/a Aetna Growth and Income VP (Growth and Income) and Aetna Real Estate Securities VP (Real Estate), a portfolio of Aetna Variable Portfolios, Inc. (AVPI) (individually, a Portfolio, and collectively, the Portfolios).

Balanced was incorporated under the laws of Maryland on December 14, 1988. Growth and Income was organized under the laws of Massachusetts on January 25, 1984. AVPI was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of AVPI permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. AVPI currently offers multiple separate portfolios, including Real Estate. The Portfolios are each registered under the Investment Company Act of 1940 (the
Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BALANCED seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.

   GROWTH AND INCOME seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   REAL ESTATE seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 1999, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 98.6%, 97.9% and 100.0% of Balanced, Growth and Income and Real Estate's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein, although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Portfolios may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Portfolios invest in financial futures contracts as a hedge against existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated securities. Contracts are recorded at market value and marked-to-market daily.

================================================================================

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

G. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions from net investment income are based on taxable net income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain futures and options contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

H. LINE OF CREDIT

Balanced, Growth and Income, certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Income Shares, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of December 31, 1999.

I. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees as of December 31, 1999:

                                         ADVISORY FEE
                                         ------------
               Balanced                      0.50%
               Growth and Income             0.50%
               Real Estate                   0.75%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.375% of the Portfolios' average daily net assets. For the year ended December 31, 1999, Aeltus paid ALIAC $29,016,568.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse Real Estate for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase Real Estate's yield and total return. Actual expenses for the year ended December 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

================================================================================

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                             COST OF PURCHASES        PROCEEDS FROM SALES
                             -----------------        -------------------
Balanced                      $ 2,457,037,214           $ 2,557,612,882
Growth and Income              12,458,305,632            13,798,810,830
Real Estate                         1,688,745                 2,069,017

6. OPTIONS

For the year ended December 31, 1999, the following reflects the written call activity:

                                            CALL OPTIONS WRITTEN
                                ----------------------------------------------
     `                           NUMBER OF        PREMIUM            REALIZED
Balanced                         CONTRACTS        RECEIVED          GAIN (LOSS)
                                ----------------------------------------------
Outstanding December 31, 1998          --      $        --       $         --
Written                           114,746          214,256                 --
Closed                           (108,096)        (159,185)            48,199
Exercised                          (6,650)         (55,071)            55,071
                                ---------------------------------------------
Outstanding December 31, 1999          --      $        --       $    103,270
                                =============================================

                                            CALL OPTIONS WRITTEN
                                ----------------------------------------------
     `                           NUMBER OF        PREMIUM            REALIZED
Growth and Income                CONTRACTS        RECEIVED          GAIN (LOSS)
                                ----------------------------------------------
Outstanding December 31, 1998      15,136      $ 35,346,583      $         --
Written                            15,981        33,349,858                --
Closed                            (30,517)      (68,353,252)      (13,713,361)
Exercised                            (600)         (343,189)               --
                                ----------------------------------------------
Outstanding December 31, 1999          --      $         --      $(13,713,361)
                                ==============================================

GROWTH & INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At December 31, 1999, Growth and Income had open forward foreign currency exchange contracts that obligate the Portfolio to deliver currencies at specified future dates. The net unrealized loss of $227,982 on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

GROWTH AND INCOME
-----------------
    EXCHANGE                              CONTRACTS      IN EXCHANGE     CONTRACTS     UNREALIZED
      DATE        TYPE     CURRENCY  TO RECEIVE/DELIVER      FOR         AT VALUE      GAIN (LOSS)
      ----        ----     --------  ------------------      ---         --------      -----------
    5/18/00        Buy       HKD           15,970,000    $ 2,038,238   $ 2,053,416      $  15,178
    5/18/00        Buy       HKD            4,340,000        553,585       558,036          4,451
    5/18/00        Buy       HKD            4,114,800        527,626       529,079          1,453
    2/17/00        Buy       JPY        1,147,830,000     11,250,809    11,307,044         56,235
     1/4/00       Sell      EURO            6,828,000      6,895,597     6,863,847         31,750
    5/18/00       Sell       HKD           24,424,800      3,113,581     3,140,531        (26,950)
    1/27/00       Sell       JPY        1,121,400,000     10,785,803    11,013,526       (227,723)
    2/17/00       Sell       JPY          828,237,200      8,076,423     8,158,799       (82,376)
                                                                                        ---------
                                                                                        $(227,982)
                                                                                        =========

8. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred as of December 31, 1999:

                            CAPITAL LOSS
                            CARRYFORWARD    EXPIRATION DATE
                            ------------    ---------------
      Real Estate            $ 80,901             2006
                              275,183             2007

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

GROWTH & INCOME PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1999
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                         Balanced           13.78%
                         Growth and Income   9.87%

In accordance with federal tax authorities, the Portfolios paid the following amounts of dividends which qualify to be taxed at long-term capital gain rates:

                                      AGGREGATE          PER SHARE
                                      ---------          ---------
       Balanced                     $163,724,608         $ 1.3791
       Growth and Income             559,450,793           1.9853

YEAR 2000 (UNAUDITED)

The Portfolio's Year 2000 remediation efforts have been completed. Currently, the Portfolio's has no information that indicates a mission-critical vendor or service provider will be unable to sell goods or provide services to the Portfolios or that any significant customer will be unable to purchase from the Portfolios because of Year 2000 issues. As of today, the Portfolio's has not experienced any significant disruptions to our financial reporting or operating activities that were caused by failure of our computerized systems resulting from Year 2000 issues.

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BALANCED
================================================================================
Selected data for a fund share outstanding throughout each period:

                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                1999          1998          1997          1996          1995
                            ------------  ------------  ------------  ------------  ------------
Net asset value,
 beginning of period .....   $   15.73     $   16.03     $   15.12     $   14.50     $   12.23
                             ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...        0.44          0.46          0.50+         0.47+         0.54+
 Net realized and
 change in unrealized
 gain or loss on
 investments .............        1.56          2.11          2.73          1.59          2.73
                             ---------     ---------     ---------     ---------     ---------
   Total from
    investment
    operations ...........        2.00          2.57          3.23          2.06          3.27
                             ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
 From net investment
 income ..................       (0.40)        (0.39)        (1.10)        (0.35)        (0.67)
 From net realized
 gains on investments ....       (1.76)        (2.48)        (1.22)        (1.09)        (0.33)
                             ---------     ---------     ---------     ---------     ---------
   Total distributions ...       (2.16)        (2.87)        (2.32)        (1.44)        (1.00)
                             ---------     ---------     ---------     ---------     ---------
Net asset value, end
 of period ...............   $   15.57     $   15.73     $   16.03     $   15.12     $   14.50
                             =========     =========     =========     =========     =========

Total return* ............       13.60%        16.93%        22.49%        15.17%        27.23%
Net assets, end of
 period (millions) .......   $   1,988     $   1,852     $   1,642     $   1,364     $   1,196
Ratio of net expenses
 to average net assets ...        0.59%         0.59%         0.58%         0.45%         0.31%
Ratio of net
 investment income to
 average net assets ......        2.81%         3.01%         3.01%         3.21%         3.96%
Portfolio turnover
 rate ....................      135.71%        85.83%       112.03%       107.80%       141.21%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

82 See Notes to Financial Statements.

GROWTH AND INCOME
================================================================================
Selected data for a fund share outstanding throughout each period:

                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                1999           1998           1997           1996           1995
                            ------------   ------------   ------------   ------------   ------------
Net asset value,
 beginning of period .....   $    31.87     $    33.63     $    32.39     $    29.05     $    26.23
                             ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...         0.31           0.38           0.54+          0.65+          0.72+
 Net realized and
 change in unrealized
 gain or loss on
 investments .............         4.86           4.47           8.94           6.45           7.62
                             ----------     ----------     ----------     ----------     ----------
   Total from
    investment
    operations ...........         5.17           4.85           9.48           7.10           8.34
                             ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
 From net investment
 income ..................        (0.34)         (0.40)         (0.58)         (0.73)         (0.72)
 From net realized
 gains on investments ....        (6.01)         (6.21)         (7.66)         (3.03)         (4.80)
                             ----------     ----------     ----------     ----------     ----------
   Total distributions ...        (6.35)         (6.61)         (8.24)         (3.76)         (5.52)
                             ----------     ----------     ----------     ----------     ----------
Net asset value, end
 of period ...............   $    30.69     $    31.87     $    33.63     $    32.39     $    29.05
                             ==========     ==========     ==========     ==========     ==========

Total return* ............        17.42%         14.49%         29.89%         24.46%         32.25%
Net assets, end of
 period (millions) .......   $   10,029     $    9,801     $    9,188     $    6,954     $    5,662
Ratio of net expenses
 to average net assets ...         0.58%          0.57%          0.56%          0.43%          0.29%
Ratio of net
 investment income to
 average net assets ......         0.89%          1.03%          1.46%          2.02%          2.42%
Portfolio turnover
 rate ....................       133.44%        145.64%        107.01%         85.03%         96.63%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                           See Notes to Financial Statements. 83

GROWTH & INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
REAL ESTATE
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                       PERIOD FROM
                                                                    DECEMBER 15, 1997
                                       YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                      DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                          1999          1998       TO DECEMBER 31, 1997
                                      ------------  ------------   --------------------
Net asset value, beginning
 of period .........................   $    8.53     $   10.31         $   10.00
                                       ---------     ---------         ---------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .............        0.52          0.45              0.05+
 Net realized and change in
 unrealized gain or loss on
 investments .......................       (0.90)        (1.78)             0.31
                                       ---------     ---------         ---------
   Total from investment
    operations .....................       (0.38)        (1.33)             0.36
                                       ---------     ---------         ---------
LESS DISTRIBUTIONS:
 From net investment income ........       (0.42)        (0.45)            (0.05)
                                       ---------     ---------         ---------
   Total distributions .............       (0.42)        (0.45)            (0.05)
                                       ---------     ---------         ---------
Net asset value, end of
 period ............................   $    7.73     $    8.53         $   10.31
                                       =========     =========         =========

Total return* ......................       (4.22)%      (12.85)%            3.59%
Net assets, end of period
 (000's) ...........................   $   4,994     $   5,500         $   5,153
Ratio of net expenses to
 average net assets ................        0.95%         0.95%             0.95%(1)
Ratio of net investment
 income to average net
 assets ............................        5.05%         5.24%             9.99%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets .............        1.49%         1.32%               --
Portfolio turnover rate ............       34.77%        55.79%               --

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


84 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees/Directors and Shareholders of Aetna Balanced VP, Inc., Aetna Growth and Income VP, and Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Balanced VP, Inc., Aetna Growth and Income VP and Aetna Real Estate Securities VP, series of Aetna Variable Portfolios, Inc. (collectively the Growth and Income Portfolios), including the portfolios of investments as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended for Aetna Balanced VP, Inc. and Aetna Growth and Income VP, and for the two-year period then ended and the period from December 15, 1997 (commencement of operations) to December 31, 1997 for Aetna Real Estate Securities VP. These financial statements and financial highlights are the responsibility of the Growth and Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna Balanced VP, Inc., Aetna Growth and Income VP and Aetna Real Estate Securities VP as of December 31, 1999, results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.


                                                                    /s/ KMPG LLP

Hartford, Connecticut
February 4, 2000

                                                                   Aetna Bond VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Bond VP                                Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Bond VP                          10,000    10,911   13,031    14,002   15,357    14,774   17,468
Lehman Brothers Aggregate Bond Index   10,000    10,896   12,639    13,575   14,898    14,463   17,135

Bond VP                                Dec-96    Dec-97   Dec-98    Dec-99
Aetna Bond VP                          18,097    19,599   21,195    21,038
Lehman Brothers Aggregate Bond Index   17,757    19,471   21,089    20,986

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                       1 Year       5 Years       10 Years
                   ------------------------------------------
                       -0.74%        7.32%         7.72%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                 AETNA BOND VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Bond VP (Bond) generated a -0.74% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned -0.82% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The Federal Reserve (the "Fed") entered the picture early in the year. Continued brisk Gross Domestic Product growth, combined with tight labor markets, led the Fed to raise rates. The Fed funds rate was increased 25 basis points (1/4 of one percent) during each of the last three calendar quarters of 1999, effectively reversing the three 25-basis-point easings (or decreases) in the latter half of 1998. (The "Fed funds" or federal funds rate is the interest rate charged on overnight loans between banks.)

For the year, Fed action and uncertainty surrounding future actions drove yields on U.S. Treasury securities ("Treasuries") higher and the yield curve flatter. Starting with the short end (short-maturities) of the curve, the 2-year Treasury yield increased 170 basis points; the 10-year, 179 basis points; and the long-term 30-year was the best performer on a yield basis, rising only 139 basis points.

Inflation indicators caused sporadic concern: the second quarter Employment Cost Index showed a 1.1% increase, the largest since 1991; October's PPI (Producer Price Index) rose 1.1%, its strongest number in nine years; and the National Association of Purchasing Managers Price Paid Index showed a meaningful increase toward the latter half of the year. However, these con-


86 See Definition of Terms.

cerns were muted as the year ended. December's results had modest increases of 0.2% in the PPI, 0.1% in the CPI (Consumer Price Index) and 0.1% in average hourly earnings.

Spread sectors (all non-Treasury issues) outperformed Treasuries handily for the year. For 1999, emerging markets led the way with excess returns over similar-duration Treasuries of 2,248 basis points. High yield issues showed excess returns of 479 basis points, much of it early in the year, and held much of its gains - despite concerns of increasing default rates which hit the market in the third quarter.

Investment-grade corporate securities outperformed Treasuries of the equivalent duration by 174 basis points, driven mainly by declines in swap spreads. As swap spreads declined, mainly in the latter half of the year, investors stepped in and increased allocations to corporates, further decreasing the yield spread between corporate bonds and Treasuries.

In securitized markets, collateralized mortgage-backed securities, mortgage-backed securities, and asset-backed securities showed excess returns of 312, 113 and 136 basis points, respectively, also driven by declining swap spreads and improving market technicals.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Early in the year, an overweight position in credit products (any security with a credit risk, or risk of nonpayment), specifically high yield corporate bonds, positively impacted performance. Toward mid-year, as market default concerns increased, we reduced this exposure to lock-in some of the gains. An overweight position in investment-grade corporate bonds early in the year and during the third quarter, as well as an overweight position in government-agency securities in the third quarter, also led to outperformance.

Duration was also a positive contributor to performance. Duration measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond fund - will be affected by rate changes.) The short duration posture during the first half of the year, as well as the last two months of 1999, had a meaningful positive impact on performance.

On the negative side, the Portfolio was underweight in mortgage-backed securities throughout much of the year, a sector that performed well relative to Treasuries. Also, some credit events (such as negative earnings news, or any news detrimental to the company) in investment-grade corporates in the latter half of the year modestly reduced the Portfolio's returns.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Economic momentum remains strong, with the wealth effect from rising stock markets feeding domestic consumption. (As investors have seen their assets increase in value, they feel more wealthy. Hence the "wealth effect," which stimulates consumption.) We expect stock markets to moderate in 2000, and any stock market correction should reverse the wealth effect and slow the economy.

This will begin to unwind the imbalances we have seen in terms of low savings rates in the U.S. and a high and expanding current account deficit. (The U.S. "current account" is the record of all transactions with foreign nations that involve the exchange of merchandise, goods, services, or unilateral gifts.) The extent to which these imbalances unwind will determine the length and depth of any slowdown.

We expect the Fed to continue raising the Fed funds rate in order to slow domestic activity and unwind some of the aforementioned imbalances. Market consensus appears to be a 6% Fed funds rate by mid-year, and that is close to our expectation of 6-6.25%.

Following a two-month period during which we maintained a short-duration stance, we start out the year seeing yields closer to fair value, given that the market's view of Fed tightening has come more in line with our expectation. We will take short term changes in duration of the Portfolio with an expectation that a correction in the stock market could eventually lead to a weakening economy and lower rates. We could see higher rates in the first quarter of 2000, but until this plays out, we expect to bias our duration toward the long side based on our longer-term view.


                                                     See Definition of Terms. 87

We continue to be defensive, underweighting most investment-grade sectors. In investment-grade corporates, we expect to maintain our underweight position, favoring a defensive posture by holding higher-quality and shorter-duration corporates,

In securitized sectors, we expect to underweight mortgage-backed securities, given the strong performance they have exhibited in recent months. Within the sector, we will take a defensive posture, favoring securities that are less sensitive to increases in Treasury volatility. We expect to continue our overweight position in asset-backed securities, given their short duration and high quality.

We expect to continue to be defensive in emerging markets, given that strong performance in this sector over the past year has reduced spreads significantly. A stock market correction, should it occur, would be negative for emerging markets. We also expect to be defensive in high yield, where we expect performance to be correlated to the level of economic activity and the stock market. Should spreads move back up to where we feel that slower economic growth is built into valuations, we would look to increase exposure.

-----------------------------------------
QUALITY RATINGS
-----------------------------------------
AAA                               74.1%
AA                                 1.1%
A                                 10.4%
BBB                                3.2%
BB                                 0.7%
B                                  0.7%
N/R/+/                             9.8%

-----------------------------------------
WEIGHTED AVERAGE LIFE TO MATURITY
-----------------------------------------
 0 - 1 years                       6.2%
 1 - 5 years                      36.5%
 5 - 10 years                     45.9%
10 - 20 years                      1.2%
20 + years                        10.2%

/+/The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


88 See Definition of Terms.

                                                             Aetna High Yield VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

High Yield VP                        12/10/97  12/31/97                              12/31/98                              12/31/99
Aetna High Yield VP                    10,000    10,150   10,813    10,873    9,982    10,122   10,637    10,578   10,422    10,837
Merrill Lynch High Yield
  Aggregate Index                      10,000    10,058   10,337    10,511   10,135    10,425   10,538    10,609   10,476    10,589

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                     Inception Date    1 Year    Inception
                   ------------------------------------------
                        12/10/97       7.05%       3.98%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA HIGH YIELD VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna High Yield VP (High Yield) generated a 7.05% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, Merrill Lynch High Yield Aggregate Index(b), returned 1.57% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The high yield market, despite rising interest rates and increasing default rates, produced the highest return of the domestic fixed-income asset classes in 1999. It returned approximately 450-500 basis points (4.5 to 5 percentage points) more than U.S. Treasury securities in the 7 to 10-year maturity range.

The high yield market rebounded sharply in the first and second quarter of the year from the severe widening of the gap between yields on high-yield issues and on comparable-maturity Treasuries which resulted from the fall-out of the 1998 Asian crisis. However, it gave back some of the improvement during the third quarter of 1999 - as an increased supply of new high yield issues, combined with increased volatility in the Treasury and equity markets and increasing default rates, resulted in high cash withdrawals from high yield mutual funds. In the fourth quarter, performance did revert to that of the earlier part of the year, as supply and demand factors improved.


                                                     See Definition of Terms. 89

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Positive growth factors as well as positive event risk (the likelihood of a merger or acquisition of a lower-rated issuing company by a higher-rated company) in the defensive telecommunications/media sector - where the Portfolio is overweighted versus its benchmark index - contributed significantly to the Portfolio's outperformance for the year.

Short-duration, high step-up coupon securities in this sector contributed significantly to outperformance during the last quarter. Adding some cyclical exposure in the paper/forest products and energy sectors benefited the Portfolio's performance for the year, as these cyclical industries outperformed the market. This was offset to a degree by some exposure to the chemical sector, which underperformed the Portfolio's benchmark index during most of the year, before beginning to outperform during the fourth quarter.

Also detracting from the Portfolio's performance was the underperformance of United Artists, in the poorly performing theatre sector, as well as the voluntary bankruptcy of Optel in the telecom sector.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect default rates among high yield issuers to moderate somewhat from the high 1999 levels. Still, they may remain above historic averages, due to the continuing struggles of many over-leveraged companies in the commodity, energy and health care sectors.

We favor overweighting the technology, media and telecommunications sectors where we expect continued strong growth, consolidation and positive event risk to support the sectors. We expect to underweight the cyclical sectors, where the commodity rebound is fully reflected in the prices of bonds, and the still-problematic healthcare sector.

High yielding fixed income securities are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed income securities.

-----------------------------------------
QUALITY RATINGS
-----------------------------------------
BBB                               2.4%
BB                                7.0%
B                                72.5%
CCC                               9.8%
N/R/+/                            8.1%
Defaulted Security                0.2%

-----------------------------------------
MATURITY DISTRIBUTION
-----------------------------------------
 0 - 1 years                      8.3%
 1 - 5 years                      5.0%
 5 - 10 years                    81.8%
10 - 20 years                     4.9%

/+/The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


90 See Definition of Terms.

                                                           Aetna Money Market VP
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

Money Market VP                        Dec-89    Dec-90   Dec-91    Dec-92   Dec-93    Dec-94   Dec-95
Aetna Money Market VP                  10,000    10,844   11,552    11,976   12,358    12,864   13,642
IBC's Money Fund Average/All Taxable   10,000    10,756   11,354    11,733   12,047    12,491   13,159

Money Market VP                        Dec-96    Dec-97   Dec-98    Dec-99
Aetna Money Market VP                  14,374    15,161   15,988    16,800
IBC's Money Fund Average/All Taxable   13,795    14,481   15,196    16,424

                   ------------------------------------------
                          Average Annual Total Returns
                    for the period ended December 31, 1999*
                   ------------------------------------------
                       1 Year       5 Years       10 Years
                   ------------------------------------------
                       5.08%         5.49%         5.33%
                   ------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA MONEY MARKET VP

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna Money Market VP (Money Market) generated a 5.08% total return, net of fund expenses, for the year ended December 31, 1999. The benchmark, IBC's Money Funds Report Average/All Taxable Index(c), returned 4.54% for the same period. As of December 31, 1999, the Fund reported a 7-day yield of 5.80% with an average weighted maturity of 52 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIO?

The beginning of the year was characterized by steady monetary policy, which kept short-term interest rates moving in a narrow range. Eventually, fears of rising inflation and higher bond yields caused rates to increase. Increased supply of short term debt, as issuers began addressing Y2K concerns, caused yields between credit instruments and U.S. Treasury securities to widen. In the latter half of 1999, the Federal Reserve's (the "Fed") three increases of the federal funds rate caused short-term rates to rise dramatically. (The Fed funds rate is the interest rate charged on overnight loans between banks.)

Fears of heavy corporate supply and illiquidity due to Y2K concerns led many issuers to bring their deals to the market early. The volume of new issues of asset-backed securities ("ABS") hit a record high in the third quarter of 1999 and issuance of commercial paper saw the largest increase ever in October. These dramatic increases in supply caused spreads to widen.


                                                     See Definition of Terms. 91

WHAT INVESTMENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Portfolio shortened its weighted average maturity prior to each tightening (rate increase) by the Fed, enabling it to capture higher rates more quickly.

As spreads widened in the third quarter, we increased the Portfolio's ABS weightings. We also increased allocations to the floating-rate (variable interest rate) sector, taking advantage of corporate spread widening and positioning the Portfolio for future tightenings by the Fed.

WHAT IS YOUR OUTLOOK GOING FORWARD?

With Y2K fears abating as the new year rolled over smoothly, market participants have turned their attention to the unrelenting indications of strength in the U.S. economy and the accompanying risks of higher inflation. Investors are now focused on how much Fed tightening will be necessary to slow the economy and relieve the inflationary pressures brought on by the economy's strong growth. We expect the Fed to continue raising the Fed funds rate, in order to slow domestic activity. We further expect stock markets to moderate in 2000, due to higher interest rates. This correction in the stock market could eventually lead to a weakening economy and lower rates.

For the first few months of 2000, we plan on maintaining a relatively short weighted average maturity, so that the Portfolio can take advantage of further tightenings by the Fed. We expect to increase our weighted average maturity as the economy weakens and money market rates decline. Finally, we will concentrate on purchasing securities in those sectors that provide the greatest relative value.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund is a money market fund which does not seek to maintain a stable $1.00 net asset value. While the fund's management objective includes the preservation of capital, it is possible to lose money by investing in the fund.

-----------------------------------------
QUALITY RATINGS*
-----------------------------------------
Tier 1                            99.1%
Tier 2                             0.9%

-----------------------------------------
MATURITY DISTRIBUTION
-----------------------------------------
 1 - 30 days                      53.0
 31 - 60 days                     13.9
 61 - 90 days                      6.7
 91 - 120 days                     3.0
121 - 180 days                     2.3
181 - 397 days                    21.1

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Portfolio are subject to change.


92 See Definition of Terms.

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(b) The Merrill Lynch High Yield Aggregate Index is an unmanaged index of secured and subordinated debt securities rated by Standard & Poor's or by Moody's Investors Service as less than investment grade (i.e. BBB or Baa) but not in default.

(c) The IBC's Money Fund Average/All Taxable Index is an average of the returns of more than 250 money market mutual funds surveyed each month by IBC/Donaghue, Inc.

The unmanaged indices described above are not available for individual investment.

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
BOND
================================================================================

                                    NUMBER OF                  MARKET
                                    CONTRACTS                   VALUE
                                   ------------             ------------

CALL OPTIONS PURCHASED (0.0%)
Euro Currency Index, Strike
 $1.035,
 Feb. 00 ...................                                $     66,075
                                                            ------------
TOTAL CALL OPTIONS PURCHASED (COST $108,851)                      66,075
                                                            ------------
                                PRINCIPAL AMOUNT
                               -------------------
LONG-TERM BONDS AND NOTES (95.7%)
CORPORATE BONDS (21.4%)
ASSET-BACKED SECURITIES
 (6.1%)
ARG Funding
 Corp.,5.88%,05/20/03.......       $ 10,000,000                9,776,600
Capital Auto Receivables
 Asset Trust,6.30%,05/15/04          11,500,000               11,421,387
Discover Card Master Trust
 I, 6.85%,07/17/07 .........          5,000,000                4,911,719
First Security Auto Grantor
 Trust,6.10%,04/15/03.......          2,490,353                2,484,674
MBNA Master Credit Card
 Trust,6.40%,01/18/05.......         12,500,000               12,362,500
West Penn Funding
 Co.,6.63%,12/26/05.........          2,700,000                2,666,250
                                                            ------------
                                                              43,623,130
                                                            ------------
ELECTRIC AND TELEPHONE BONDS
 (2.5%)
Alliant Energy Resources
 Corp.,7.38%,11/09/09.......          1,675,000                1,627,842
Cilcorp, Inc.,8.70%,10/15/09
 *..........................          4,450,000                4,493,592
El Paso Energy
 Corp.,6.63%,07/15/01.......          2,850,000                2,821,161
GTE North,
 Inc.,5.65%,11/15/08........          7,000,000                6,195,000
Metromedia Fiber
 Network,10.00%,12/15/09                350,000                  357,875
Texas Utilities
 Co.,8.25%,04/01/04.........          2,700,000                2,780,136
                                                            ------------
                                                              18,275,606
                                                            ------------
FINANCIAL BONDS (2.4%)
Bank of America
 Corp.,5.75%,03/01/04.......          1,400,000                1,326,836
BankBoston
 N.A.,7.38%,09/15/06........          2,650,000                2,626,786
Bombardier Capital
 Inc.,7.30%,12/15/02........          2,765,000                2,753,166
CIT Group Holdings,
 Inc.,7.13%,10/15/04........          3,610,000                3,579,206
Household Finance Corp.
 ,6.00%,05/01/04............          3,300,000                3,109,458
Textron Financial
 Corp.,7.13%,12/09/04.......          4,080,000                4,030,877
                                                            ------------
                                                              17,426,329
                                                            ------------
FOREIGN BONDS (3.2%)
ABN AMRO Bank
 NV,7.55%,06/28/06..........          1,760,000                1,753,594
Ahold Finance USA
 Inc.,6.25%,05/01/09........          2,590,000                2,321,003
Edison International
 Inc.,6.88%,09/15/04........          2,980,000                2,917,986
Petroleum
 Geo-Services,7.50%,03/31/07          2,270,000                2,219,175
Quebec Province
 Co.,7.00%,01/30/07.........          5,000,000                4,890,500
Quebec Province
 Co.,7.50%,09/15/29.........          3,320,000                3,218,308
Telewest Plc,11.00%,10/01/07          2,075,000                1,929,750
Tyco International Group
 SA,6.38%,06/15/05                    3,750,000                3,515,906
                                                            ------------
                                                              22,766,222
                                                            ------------
OTHER PUBLIC CORPORATE BONDS
 (7.2%)
Chesapeake Energy
 Corp.,9.63%,05/01/05.......          2,325,000                2,208,750
Conoco Inc.,5.90%,04/15/04 .          3,420,000                3,264,971
Cooper Tire & Rubber
 Co.,7.75%,12/15/09.........          2,350,000                2,287,255
DaimlerChrysler NA Holdings
 Inc.,7.20%,09/01/09........          3,059,000                3,003,345
Dow Chemical
 Co.,7.38%,11/01/29.........          1,510,000                1,444,315
Eastman Kodak
 Co.,6.50%,08/15/01.........          3,760,000                3,733,078
Ford Motor Credit
 Corp.,7.38%,10/28/09.......          6,820,000                6,733,045
Fortune Brands,
 Inc.,6.63%,07/15/28........          3,140,000                2,654,255
Liberty Media Group
 Corp.,7.88%,07/15/09.......          1,910,000                1,901,346
Lockheed Martin
 Corp.,8.20%,12/01/09.......          3,390,000                3,373,050
Pepsi Bottling Holdings
 Inc.,5.63%,02/17/09........          3,500,000                3,084,095
Raytheon Co.,6.75%,08/15/07           5,365,000                5,005,169
Texaco Capital,
 Inc.,5.50%,01/15/09........          3,780,000                3,315,476
U.S. West Communications
 Group,7.20%,11/01/04.......          3,180,000                3,155,387
United Technologies
 Corp.,7.50%,09/15/29.......          5,000,000                4,894,235
USA Waste Management,
 Inc.,6.88%,05/15/09........          1,585,000                1,335,521
                                                            ------------
                                                              51,393,293
                                                            ------------
TOTAL CORPORATE BONDS (COST $156,633,535)                    153,484,580
                                                            ------------
FOREIGN AND SUPRANATIONALS (1.5%)
Inter-American Development
 Bank,12.25%,12/15/08.......          7,775,000               10,387,322
                                                            ------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $10,140,439)           10,387,322
                                                            ------------
FOREIGN OBLIGATIONS (7.5%)
CONVERTIBLE BONDS (0.6%)
Treasury Inflation Index of
 India,3.88%,01/15/09.......          4,280,000                4,241,213
                                                            ------------
FOREIGN CURRENCY SECURITIES
 (6.9%)
Bundesobligation,4.25%,11/26/04      22,000,000               21,610,561
Republic of
 Deutschland,4.50%,07/04/09.         29,600,000               27,899,404
                                                            ------------
                                                              49,509,965
                                                            ------------
TOTAL FOREIGN OBLIGATIONS (COST $55,766,806)                  53,751,178
                                                            ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.1%)
Security Pacific National
 Bank,8.50%,04/25/17 /+/ ...            860,490                  860,490
                                                            ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
 (COST $858,284)                                                 860,490
                                                            ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (32.5%)
AGENCY MORTGAGE-BACKED SECURITIES (32.5%)
Federal National Mortgage
 Association,6.00%,07/01/29.          7,331,900                6,706,342
Federal National Mortgage
 Association,6.50%,11/12/28-08/01/29 47,726,485               44,966,969
Federal National Mortgage
 Association,6.63%,09/15/09.         25,685,000               24,907,615
Federal National Mortgage
 Association,7.00%,08/01/25-03/01/26  8,209,066                7,969,234
Federal National Mortgage
 Association,7.00%,01/25/30
 #..........................          7,500,000                7,251,600
Federal National Mortgage
 Association,7.50%,11/01/28.         14,598,044               14,461,261


94 See Notes to Portfolio of Investments.

================================================================================

                                    PRINCIPAL                  MARKET
                                      AMOUNT                    VALUE
                                   ------------             ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage
 Association,8.50%,11/01/23-12/01/29  $ 14,023,143          $ 14,427,728
Federal National Mortgage
 Association,10.00%,02/25/19             3,717,058             3,915,718
Federal National Mortgage
 Corp.,5.75%,04/15/03.......            13,000,000            12,621,752
Government National Mortgage
 Association,6.00%,10/20/29.             2,243,900             2,218,787
Government National Mortgage
 Association,6.00%,
 01/15/30 # ................             8,400,000             8,321,145
Government National Mortgage
 Association,6.38%,04/20/28.             3,666,137             3,676,203
Government National Mortgage
 Association,6.50%,
 01/26/30 # ................             7,500,000             7,508,203
Government National Mortgage
 Association,7.00%,04/15/26-07/15/28    41,626,040            40,213,130
Government National Mortgage
 Association,8.00%,
 01/15/30 # ................            23,000,000            23,230,000
Government National Mortgage
 Association,10.50%,02/15/13-01/15/21    3,776,682             4,125,797
Government National Mortgage
 Association,11.00%,02/15/10                20,392                21,952
Small Business
 Administration
 92-20K,7.55%,11/01/12......             6,505,859             6,554,268
                                                            ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $236,149,361)                                         233,097,704
                                                            ------------
U.S. GOVERNMENT OBLIGATIONS (32.7%)
U.S. TREASURIES (32.7%)
U.S. Treasury
 Note,5.25%,02/15/29 * .....            52,866,000            43,713,309
U.S. Treasury
 Note,5.50%,08/31/01-08/15/28           21,028,000            20,683,791
U.S. Treasury
 Note,5.88%,10/31/01 * .....            81,170,000            80,662,688
U.S. Treasury
 Note,5.88%,11/30/01-11/15/04            7,370,000             7,318,232
U.S. Treasury
 Note,6.00%,08/15/04 * .....            30,078,000            29,607,881
U.S. Treasury
 Note,6.00%,08/15/09........            39,085,000            37,863,594
U.S. Treasury
 Note,6.13%,08/15/29........            12,000,000            11,439,360
U.S. Treasury
 Note,8.13%,08/15/21........             2,820,000             3,234,173
                                                            ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (COST
 $237,654,852)                                               234,523,028
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $697,203,277)          686,104,302
                                                            ------------
SHORT-TERM INVESTMENTS (10.0%)
Central & South West Corp.,
 6.30%,01/12/00 ++ .........            10,000,000             9,985,500
Conagra Inc.,6.32%,06/12/00             10,000,000             9,994,700
Detroit Edison
 Co.,6.72%,01/28/00 * ......            18,000,000            18,000,000
Federal Home Loan
 Bank,1.50%,01/03/00........               309,000               309,000
Lockheed Martin
 Corp.,7.10%,01/18/00.......            10,000,000             9,970,417
Textron Financial
 Corp.,5.56%,05/15/00 ++ ...             8,500,000             8,499,830
TRW Inc.,6.45%,01/10/00 ++ .            14,600,000            14,581,689
U.S. Treasury
 Bill,4.86%,02/17/00 @ .....               300,000               298,179
U.S. Treasury
 Bill,4.90%,02/17/00 @ .....               235,000               233,561
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $71,867,986)               71,872,876
                                                            ------------
TOTAL INVESTMENTS (COST $769,180,114)(A)                     758,043,253
OTHER ASSETS LESS LIABILITIES                                (40,571,494)
                                                            ------------
TOTAL NET ASSETS                                            $717,471,759
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $770,904,960. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...............................             $    463,165

Unrealized losses..............................              (13,324,872)
                                                            ------------
 Net unrealized loss...........................             $(12,861,707)
                                                            ============

* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1999.
/+/ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.
#     When-issued or delayed delivery security.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                     ACQUISITION
                                         DATE                  COST
                                   ---------------       ---------------
Security Pacific..............          3/20/97          $       858,285
                                                         ===============

The market value of the total illiquid securities above is $860,490 which represents 0.12% of the total net assets.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 95

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
HIGH YIELD
================================================================================

                                            NUMBER OF           MARKET
                                              SHARES             VALUE
                                            ----------        ----------
STOCK WARRANTS (1.5%)
American Banknote Corp. Warrants .........        175         $       18
Intersil Corp. Warrants ..................      1,000             15,000
KMC Telcom Holdings, Inc. Warrants .......        300              6,000
Ono Finance Plc Warrants .................      1,000             10,000
R&B Falcon Corp. Warrants ................        375            112,500
                                                              ----------
TOTAL STOCK WARRANTS (COST $129,791)                             143,518
                                                              ----------
PREFERRED STOCKS (4.5%)
Adelphia Business Solutions + ............         52             51,868
Cluett American Corp. ++ .................         98              4,594
Cumulus Media, Inc. + ....................         52             57,780
Global Crossing Holdings Ltd. ............      1,200            120,000
Rural Cellular Corp. .....................        174            177,480
                                                              ----------
TOTAL PREFERRED STOCKS (COST $396,678)                           411,722
                                                              ----------
                                            PRINCIPAL
                                              AMOUNT
                                            ----------
LONG-TERM BONDS AND NOTES (89.6%)
CORPORATE BONDS (88.3%)
Adelphia Communications,8.13%,07/15/03 ...    100,000             96,000
Allegiance Telecom, Inc.,Zero
 Coupon,02/15/08..........................    300,000            220,500
Allied Waste Industries,
 Inc.,10.00%,08/01/09.....................    150,000            133,875
Ameristar Casino,10.50%,08/01/04 .........    100,000            102,000
Anteon Corp.,12.00%,05/15/09 .............    125,000            116,250
ASAT Finance Llc,12.50%,11/01/06 .........    100,000            108,500
ATC Group Services,12.00%,01/15/08 /+/ ...    200,000             20,000
Bresnan Communications Corp.,Zero
 Coupon,02/01/09..........................    125,000             86,250
Charter Communications Holding LLC,Zero
 Coupon,04/01/11..........................    200,000            117,500
Clearnet Communications,Zero
 Coupon,12/15/05..........................     50,000             49,000
Coast Hotels & Casinos
 Corp.,9.50%,04/01/09.....................    100,000             96,000
Comcast Cable Corp.,Zero Coupon,11/15/07 .    250,000            235,625
Condor Systems Inc.,11.88%,05/01/09 ++ ...    150,000            112,500
Dimac Corp.,12.50%,10/01/08 /+/ ..........    150,000             55,500
ESAT Telecom Group Plc,11.88%,12/01/08 ...    200,000            224,000
Exodus Communications,
 Inc.,10.75%,12/15/09.....................    350,000            356,125
Fairchild Semiconductor
 Inc.,10.38%,10/01/07.....................    200,000            204,000
Galaxy Telecom LP,12.38%,10/01/05 ........    250,000            263,750
Garden State Newspapers
 Corp.,8.63%,07/01/11.....................    150,000            137,250
Georgia Gulf Corp.,10.38%,11/01/07 .......    100,000            104,375
Globenet Communications Group
 Ltd.,13.00%,07/15/07.....................    200,000            204,000
Hollywood Casino Corp.,11.25%,05/01/07 ...    125,000            129,375
Hollywood Casino
 Shreveport,13.00%,08/01/06 ++ ...........    100,000            107,000
Hollywood Park, Inc.,9.25%,02/15/07 ......    100,000             99,000
Hyperion Telecom Corp.,12.25%,09/01/04 ...    100,000            107,000
Intersil Corp.,13.25%,08/15/09 ++ ........    100,000            109,000
ITC Deltacom, Inc.,9.75%,11/15/08 ........    150,000            153,375
Jupiters Ltd.,8.50%,03/01/06 .............    125,000            121,250
KMC Telcom Holdings, Inc.,Zero
 Coupon,02/15/08..........................    300,000            159,000
Lyondell Chemical Co.,9.63%,05/01/07 .....    125,000            127,813
McLeodUSA, Inc.,9.50%,11/01/08 ...........    100,000            100,250
Metromedia International Group,
 Inc.,10.00%,11/15/08.....................    200,000            204,500
Metronet Communications Corp.,Zero
 Coupon,11/01/07..........................    250,000            211,412
Microcell Telecommunications,Zero
 Coupon,06/01/06..........................    200,000            177,500
Netia Holdings II B.V.,13.13%,06/15/09 ...    100,000            100,500
Nextlink Communications,
 Inc.,10.75%,11/15/08.....................    150,000            154,500
NTL Communications Corp.,11.50%,10/01/08 .    200,000            216,000
NTL Communications Corp.,12.38%,10/01/08 .    125,000             87,500
Ono Finance PLC,13.00%,05/01/09 ..........    100,000            104,000
Penhall Acquisition Corp.,12.00%,08/01/06     125,000            126,250
Price Communications Wireless
 Inc.,11.75%,07/15/07.....................    150,000            165,750
Primus Telecommunications
 Group,11.25%,01/15/09....................     50,000             48,250
PSINET, Inc.,11.50%,11/01/08 .............    175,000            182,875
R&B Falcon Corp.,9.50%,12/15/08 ..........     50,000             50,125
Radio Unica Corp.Zero Coupon,08/01/06 ....    300,000            195,750
Repap New Brunswick,11.50%,06/01/04 ......    150,000            155,250
Rhythms NetConnections Inc.,Zero
 Coupon,05/15/08..........................    200,000            108,000
Rhythms NetConnections
 Inc.,12.75%,04/15/09.....................     50,000             48,375
Telecommunication Techniques Co.,
 9.75%,05/15/08 ..........................    100,000             91,000
Telewest Plc,Zero Coupon,04/15/09 ++ .....    100,000             63,500
Telewest Plc,11.00%,10/01/07 .............    100,000             93,000
Teligent, Inc.,Zero Coupon,03/01/08 ......    225,000            132,188
Tenneco, Inc.,11.63%,10/15/09 ++ .........    150,000            152,250
United Artists Theatre
 Corp.,9.75%,04/15/08.....................    200,000             30,000
Venetian Casino/LV Sands
 Corp.,10.00%,11/15/05....................    125,000             80,000
Verio Inc. 10 5/8,10.63%,11/15/09 ........    200,000            205,500
Verio, Inc.,11.25%,12/01/08 ..............    150,000            158,250
Voicestream Wire Co.,Zero Coupon,11/15/09     200,000            120,500
Waterford Gaming Llc,9.50%,03/15/10 ++ ...    196,000            193,060
Williams Communications
 Inc.,10.88%,10/01/09.....................    150,000            156,937
Winstar Communications,
 Inc.,10.00%,03/15/08.....................     75,000             72,750
                                                              ----------
                                                               8,141,535
                                                              ----------
FOREIGN OBLIGATIONS (1.3%)
Jazztel Plc,Zero Coupon,12/15/09 .........     50,000             50,569
NTL Inc.,Zero Coupon,04/15/09 ............     70,000             64,749
                                                              ----------
                                                                 115,318
                                                              ----------
TOTAL LONG-TERM BONDS AND NOTES (COST $8,641,529)              8,256,853
                                                              ----------


96 See Notes to Portfolio of Investments.

================================================================================

                                            PRINCIPAL           MARKET
                                              AMOUNT             VALUE
                                            ----------        ----------
SHORT-TERM INVESTMENTS (3.6%)
Federal Home Loan Bank,1.50%,01/03/00 ....  $ 331,000         $  331,000
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS (COST $331,000)                     331,000
                                                              ----------
TOTAL INVESTMENTS (COST $9,498,998)(A)                         9,143,093
OTHER ASSETS LESS LIABILITIES                                     72,699
                                                              ----------
TOTAL NET ASSETS                                              $9,215,792
                                                              ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $9,538,840. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...............................                $ 287,210
Unrealized losses..............................                 (682,957)
                                                               ---------
 Net unrealized loss...........................                $(395,747)
                                                               =========

+     Non-income producing security.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
/+/ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                      ACQUISITION
                                          DATE                 COST
                                 ----------------------  ---------------
ATC Group Services.............          1/29/98         $       200,000
Dimac Corp.....................         10/22/98                 146,120
                                                         ---------------
                                                         $       346,120
                                                         ===============

The market value of the total illiquid securities above is $75,500 which represents 0.82% of the total net assets.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 97

INCOME PORTFOLIOS
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
MONEY MARKET
================================================================================

                                        PRINCIPAL
                                         AMOUNT                VALUE
                                      ------------        --------------
ASSET-BACKED SECURITIES (32.8%)
ABFS Equipment Contract Trust
 1999-A,
 5.39%,07/15/00 ....................  $  3,902,809        $    3,896,720
CarMax Auto Owner Trust,
 6.20%,11/15/00 ....................    19,429,726            19,423,655
Case Equipment Receivables Trust
 1998-B,
 5.67%,09/15/00 ....................     5,034,903             5,031,854
Caterpillar Financial Asset
 Trust,5.37%,07/25/00...............    15,074,185            15,049,454
Charter Equipment Lease 1999-1
 LLC,5.78%,08/25/00.................     7,487,307             7,475,608
Cooperative Associates of Tractor
 Dealers, Inc.,5.57%,01/06/00 ......    10,000,000             9,995,358
Cooperative Associates of Tractor
 Dealers, Inc.,5.87%,01/06/00 ......     4,148,000             4,145,971
Copelco Capital Funding LLC 1999-1,
 5.02%,03/15/00 ....................     2,064,635             2,062,699
Corporate Asset Funding Co.
 Inc.,6.20%,01/18/00 ++ ............    12,240,000            12,240,000
Dakota Certificates - Standard
 Credit Card Master
 Trust,6.90%,01/05/00 ++ ...........    12,000,000            11,995,400
Dealers Capital Acceptance Trust,
 Inc.,5.50%,01/06/00................    14,310,000            14,303,441
Dealers Capital Acceptance Trust,
 Inc.,6.04%,01/27/00................     6,700,000             6,673,021
Distribution Finance Services RV
 Trust 1999-3,5.32%,08/15/00 .......       895,919               895,919
DVI Receivables VII
 LLC,5.38%,07/13/00.................    11,965,843            11,950,886
DVI Receivables X LLC,6.17%,11/13/00     7,253,539             7,251,363
Eureka Securitization, Inc.,
 6.55%,02/22/00 ++ .................    45,000,000            45,000,000
Green Tree Financial Corp. 1999-4,
 5.25%,07/01/00 ....................     3,488,833             3,485,903
Ikon Receivables LLC,5.11%,06/15/00      9,191,568             9,186,973
Ikon Receivables LLC 1999-2,
 6.14%,10/15/00 ....................    27,259,669            27,250,128
Jefferson Smurfit Finance
 Co.,5.50%,01/03/00-01/07/00........     9,000,000             8,996,792
Long Lane Master Trust III,
 4.95%,04/28/00 ++ .................    15,500,000            15,216,195
New Holland Equipment Business Trust
 1999-A,6.15%,11/15/00 ++ ..........    12,754,040            12,749,307
Newcourt Equipment Trust Securities
 1999-1,5.97%,08/20/00..............     8,421,120             8,422,436
Nissan Auto Receivables Grantor
 1999-A,
 5.62%,09/15/00 ....................    23,198,549            23,172,269
Onyx Acceptance Owner
 Trust,5.65%,09/15/00...............     6,545,358             6,539,989
Onyx Acceptance Owner
 Trust,6.18%,11/15/00...............    17,240,799            17,236,084
Orix Credit Alliance Receivables
 Trust 1999-A,6.13%,12/15/00 .......     8,926,520             8,923,731
Racers Series 1999,6.60%,07/17/00 ++    31,000,000            30,989,150
Ryder Vehicle Lease Trust 1999-A,
 6.15%,10/16/00 ....................    10,000,000             9,997,852
Syndicated Loan Funding
 Trust,5.55%,06/15/00...............    20,000,000            19,997,000
                                                          --------------
TOTAL ASSET-BACKED SECURITIES                                379,555,158
                                                          --------------
COMMERCIAL PAPER - DOMESTIC (22.4%)
Baxter International,
 Inc.,5.03%,01/26/00 ++                  4,500,000             4,485,539
Baxter International,
 Inc.,5.05%,01/25/00 ++                 10,000,000             9,969,139
Cooper Industries,6.25%,02/10/00 ++     20,000,000            19,868,056
Corning, Inc.,5.90%,01/25/00 .......    12,000,000            11,956,733
Countrywide Home Loans,
 Inc.,4.80%,01/04/00................    15,000,000            14,998,000
Countrywide Home Loans,
 Inc.,5.55%,01/04/00................     3,473,000             3,472,465
Detroit Edison Co.,6.70%,01/26/00 ..    10,000,000             9,957,194
Eaton Corp.,5.83%,03/13/00 ++ ......     7,000,000             6,921,670
Finova Capital Corp.,6.64%,03/20/00     30,000,000            29,968,500
General Electric Capital
 Corp.,5.97%,02/03/00...............     5,000,000             4,974,296
General Electric Capital
 Corp.,6.00%,01/25/00...............    10,000,000             9,963,333
GTE Corp.,6.16%,02/29/00 ++ ........    18,000,000            17,824,440
Lehman Brothers Holdings
 Inc.,6.09%,04/11/00................     5,000,000             4,921,900
MCI Worldcom Inc.,7.10%,01/21/00 ++     14,000,000            13,950,300
Peco Energy Co.,7.05%,01/14/00 .....    12,000,000            11,974,150
PHH Corp.,5.60%,01/14/00 ...........     5,000,000             4,991,444
Republic Industries Funding
 Co.,7.00%,01/07/00.................     5,000,000             4,996,111
Torchmark Corp.,5.80%,01/13/00 .....     5,000,000             4,991,944
Wheels Inc.,6.30%,03/30/00 /+/ .....    15,000,000            14,789,700
Wheels Inc.,6.50%,01/12/00 /+/ .....    20,000,000            19,960,278
Wheels Inc.,6.70%,01/26/00 /+/ .....    10,000,000             9,957,194
Wheels Inc.,7.10%,01/24/00 /+/ .....    10,000,000             9,958,583
Zions Bancorporation,5.79%,04/13/00
 ++.................................     5,000,000             4,918,200
Zions Bancorporation,5.90%,01/31/00
 ++.................................    10,000,000             9,954,112
                                                          --------------
TOTAL COMMERCIAL PAPER - DOMESTIC                            259,723,281
                                                          --------------
COMMERCIAL PAPER - FOREIGN (0.4%)
UBS Finance(Delaware)
 Inc.,4.00%,01/03/00................     4,402,000             4,402,000
                                                          --------------
TOTAL COMMERCIAL PAPER - FOREIGN                               4,402,000
                                                          --------------
CORPORATE NOTES (16.3%)
Associates Corp. N.A.,6.45%,09/15/00
 ++.................................     9,000,000             9,017,640
Associates Corp. N.A.,6.41%,06/29/00
 ++.................................    14,000,000            13,992,720
Bank One Corp.,6.32%,01/16/01 ++ ...    15,000,000            15,018,750
Cox Communications Inc.,
 6.67%,08/15/00 ++ .................    10,200,000            10,194,390
Detroit Edison Co.,6.72%,01/28/00 ..     5,000,000             5,000,000
Finova Capital Corp.,6.38%,10/15/00      7,775,000             7,762,374
First Chicago Nbd,6.30%,02/10/00 ...     7,000,000             7,001,233


98 See Notes to Portfolio of Investments.

================================================================================

                                        PRINCIPAL
                                          AMOUNT               VALUE
                                      ------------        --------------
CORPORATE NOTES (CONTINUED)
Fleet Boston Corp.,5.18%,01/29/01 ..  $ 20,000,000        $   20,000,000
General Motors Acceptance
 Corp.,7.00%,03/01/00...............     3,500,000             3,510,013
International Lease Finance
 Corp.,6.38%,01/18/00...............     5,945,000             5,947,632
Lehman Brothers Holdings
 Inc.,9.88%,10/15/00................     2,500,000             2,552,975
Textron Financial
 Corp.,6.19%,05/15/00 ++ ...........    43,000,000            42,999,140
Washington Mutual,
 Inc.,6.38%,07/01/00................    10,000,000             9,987,500
Zions Bancorporation,6.44%,10/27/00
 ++.................................    36,000,000            36,000,360
                                                          --------------
TOTAL CORPORATE NOTES                                        188,984,727
                                                          --------------
MEDIUM-TERM NOTES - DOMESTIC (26.2%)
CIT Group Holdings,
 Inc.,5.69%,02/24/00................    23,100,000            23,098,060
CIT Group Holdings,
 Inc.,6.15%,01/14/00................    10,000,000             9,999,770
Countrywide Home Loans,
 Inc.,6.16%,02/11/00................    15,085,000            15,083,138
Countrywide Home Loans,
 Inc.,6.31%,08/08/00................     5,000,000             5,001,200
Countrywide Home Loans,
 Inc.,6.33%,07/27/00................    15,500,000            15,489,305
Eaton Corp.,6.13%,04/17/00 ++ ......    27,000,000            27,000,540
Finova Capital Corp.,8.00%,02/01/00      5,000,000             5,008,782
General Motors Acceptance
 Corp.,5.33%,10/20/00...............    15,500,000            15,367,630
General Motors Acceptance
 Corp.,6.07%,02/24/00...............    14,824,000            14,821,918
Heller Financial,
 Inc.,5.90%,08/07/00................    32,000,000            31,976,000
Lehman Brothers Holdings
 Inc.,6.88%,01/14/00................    20,000,000            20,000,123
Lehman Brothers Holdings
 Inc.,6.15%,03/15/00................    16,000,000            15,982,560
PHH Corp.,5.61%,02/22/00 ...........     9,000,000             9,000,000
PHH Corp.,6.61%,03/23/00 ...........    25,000,000            25,000,500
PHH Corp.,6.66%,05/04/00 ...........    10,000,000            10,001,600
Popular Inc.,6.75%,04/26/00 ........     6,900,000             6,900,000
Popular Inc.,6.81%,05/17/00 ........     4,000,000             3,998,880
Prudential Funding
 Corp.,6.25%,07/28/00 ++............    29,500,000            29,497,640
Sears Roebuck Acceptance
 Corp.,6.50%,10/04/00...............     5,100,000             5,087,250
Wells Fargo &
 Co.,5.31%,03/31/00-04/30/00........    14,850,000            14,825,229
                                                          --------------
TOTAL MEDIUM-TERM NOTES - DOMESTIC                           303,140,125
                                                          --------------
MEDIUM-TERM NOTES - FOREIGN (1.5%)
Republic of Argentina,Zero
 Coupon,10/16/00....................    18,500,000            17,445,500
                                                          --------------
TOTAL MEDIUM-TERM NOTES - FOREIGN                             17,445,500
                                                          --------------
TOTAL INVESTMENTS (COST $1,153,806,658)(A)                 1,153,250,791
OTHER ASSETS LESS LIABILITIES                                  4,567,325
                                                          --------------
TOTAL NET ASSETS                                          $1,157,818,116
                                                          ==============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses at December 31, 1999, are as follows:

Unrealized gains.............................                  $  38,567

Unrealized losses............................                   (594,434)
                                                               ---------
 Net unrealized loss.........................                  $(555,867)
                                                               =========

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
/+/ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Trustees.

Acquisition date and cost concerning illiquid securities at December 31, 1999 is shown below:

                                    ACQUISITION
                                        DATE                COST
                                ---------------------  --------------
Wheels Inc.,6.30%,03/30/00....        12/28/99             14,771,625
Wheels Inc.,6.50%,01/12/00 ...        12/29/99             14,975,625
Wheels Inc.,6.50%,01/20/00 ...        12/14/99              4,984,653
Wheels Inc.,6.70%,01/26/00....        12/15/99              9,957,194
Wheels Inc.,7.10%,01/24/00....        12/28/99              9,958,583
                                                       --------------
                                                       $   54,647,680
                                                       ==============

The value of the total illiquid securities above is $54,665,755 which represents 4.72% of the total net assets.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 99

INCOME PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
================================================================================

                                    BOND        HIGH YIELD      MONEY MARKET
                                -------------  -------------  -----------------
ASSETS:
Investments, at market value .  $758,043,253   $  9,143,093    $1,153,250,791
Cash .........................           775            901             1,245
Foreign currency .............       147,760             --                --
Receivable for:
 Dividends and interest ......     9,773,901        167,238         7,026,620
 Investments sold ............            --          3,411                --
 Fund shares sold ............        36,387             --         2,612,030
Prepaid expenses .............         8,300            102            10,832
                                ------------   ------------    --------------
     Total assets ............   768,010,376      9,314,745     1,162,901,518
                                ------------   ------------    --------------
LIABILITIES:
Payable for:
 Investments purchased .......    49,520,271             --                --
 Fund shares redeemed ........       680,853         86,183         4,700,100
Accrued investment advisory
 fees.........................       261,301          5,621           253,941
Accrued administrative service
 fees.........................        48,994            648            76,182
Accrued custody fees .........        11,599          4,301            15,175
Other liabilities ............        15,599          2,200            38,004
                                ------------   ------------    --------------
     Total liabilities .......    50,538,617         98,953         5,083,402
                                ------------   ------------    --------------
      NET ASSETS .............  $717,471,759   $  9,215,792    $1,157,818,116
                                ============   ============    ==============
NET ASSETS REPRESENTED BY:
Paid-in capital ..............  $750,063,774   $ 10,442,520    $1,107,419,358
Net unrealized loss on
 investments..................   (11,171,227)      (355,905)         (555,867)
Undistributed (distributions
 in excess of) net investment
 income.......................       934,251        (16,271)       51,017,502
Accumulated net realized loss
 on investments ..............   (22,355,039)      (854,552)          (62,877)
                                ------------   ------------    --------------
      NET ASSETS .............  $717,471,759   $  9,215,792    $1,157,818,116
                                ============   ============    ==============

Cost of investments ..........  $769,180,114   $  9,498,998    $1,153,806,658
Cost of foreign currency .....  $    147,701   $         --    $           --
CAPITAL SHARES:
Authorized ...................     Unlimited    Two Billion         Unlimited
Par value ....................  $      1.000   $      0.001    $        1.000
Outstanding ..................    58,963,749      1,047,069        86,307,359
 Net asset value, offering and
 redemption price per share
 (net assets divided by shares
 outstanding).................  $      12.17   $       8.80    $        13.42


100 See Notes to Financial Statements.

INCOME PORTFOLIOS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                   BOND         HIGH YIELD     MONEY MARKET
                                              -------------    ------------    ------------
INVESTMENT INCOME:
Dividends ..................................   $    313,250    $     21,460    $         --
Interest ...................................     47,472,360         975,588      54,574,087
                                               ------------    ------------    ------------
     Total investment income ...............     47,785,610         997,048      54,574,087
                                               ------------    ------------    ------------
INVESTMENT EXPENSES:
Investment advisory fees ...................      3,050,254          61,843       2,534,715
Administrative services fees ...............        571,923           7,136         760,415
Printing and postage fees ..................          7,131           3,387          14,355
Custody fees ...............................         17,360           5,682          25,047
Transfer agent fees ........................         11,894           2,795           3,414
Audit fees .................................         37,585          25,610          31,295
Directors'/Trustees' fees ..................         22,608             254          26,630
Registration fees ..........................          7,395             220          52,393
Miscellaneous expenses .....................         29,356             296          19,216
                                               ------------    ------------    ------------
Expenses before reimbursement and
 waiver from Investment Adviser ............      3,755,506         107,223       3,467,480
Expense reimbursement and waiver
 from Investment Adviser ...................             --         (31,073)             --
                                               ------------    ------------    ------------
     Net expenses ..........................      3,755,506          76,150       3,467,480
                                               ------------    ------------    ------------
Net investment income ......................     44,030,104         920,898      51,106,607
                                               ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ...............................    (22,472,800)       (299,084)             --
 Written options ...........................        117,761              --              --
 Futures and forward foreign
 currency exchange contracts ...............      1,022,114            (484)             --
 Foreign currency related
 transactions ..............................       (549,483)           (254)             --
                                               ------------    ------------    ------------
     Net realized loss on
     investments ...........................    (21,882,408)       (299,822)             --
                                               ------------    ------------    ------------
Net change in unrealized gain or
 loss on:
 Investments ...............................    (28,210,512)         23,530        (561,278)
 Foreign currency related
 transactions ..............................        (34,366)             --              --
                                               ------------    ------------    ------------
     Net change in unrealized gain
     or loss on investments ................    (28,244,878)         23,530        (561,278)
                                               ------------    ------------    ------------
Net realized and change in
 unrealized gain or loss on
 investments ...............................    (50,127,286)       (276,292)       (561,278)
                                               ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from operations ..........   $ (6,097,182)   $    644,606    $ 50,545,329
                                               ============    ============    ============


                                          See Notes to Financial Statements. 101

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                BOND
                                               --------------------------------------
                                                  YEAR ENDED           YEAR ENDED
                                               DECEMBER 31, 1999    DECEMBER 31, 1998
                                               -----------------    -----------------
FROM OPERATIONS:
Net investment income ......................... $  44,030,104         $  42,765,946
Net realized gain (loss) on investments .......   (21,882,408)           12,113,406
Net change in unrealized gain or loss
 on investments ...............................   (28,244,878)            2,511,151
                                                -------------         -------------
 Net increase (decrease) in net assets
 resulting from operations ....................    (6,097,182)           57,390,503
                                                -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ....................   (43,575,772)          (43,159,245)
From net realized gains .......................    (2,565,754)           (3,718,891)
                                                -------------         -------------
 Decrease in net assets from
 distributions to shareholders ................   (46,141,526)          (46,878,136)
                                                -------------         -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold .....................    68,496,518           129,876,548
Net asset value of shares issued upon
  reinvestment of distributions ...............    46,085,761            46,816,347
Payments for shares redeemed ..................  (139,432,045)          (77,605,522)
                                                -------------         -------------
 Net increase (decrease) in net assets
 from fund share transactions .................   (24,849,766)           99,087,373
                                                -------------         -------------
  Net change in net assets ....................   (77,088,474)          109,599,740
NET ASSETS:
Beginning of period ...........................   794,560,233           684,960,493
                                                -------------         -------------
End of period ................................. $ 717,471,759         $ 794,560,233
                                                =============         =============
End of period net assets includes
 undistributed net investment income .......... $     934,251         $      12,386
                                                =============         =============
SHARE TRANSACTIONS:
Number of shares sold .........................     5,318,775             9,811,337
Number of shares issued upon
  reinvestment of distributions ...............     3,717,155             3,589,303
Number of shares redeemed .....................   (10,895,265)           (5,880,354)
                                                -------------         -------------
 Net increase (decrease) ......................    (1,859,335)            7,520,286
                                                =============         =============


102 See Notes to Financial Statements.

================================================================================

                                                           HIGH YIELD
                                              -------------------------------------
                                                 YEAR ENDED          YEAR ENDED
                                              DECEMBER 31, 1999   DECEMBER 31, 1998
                                              -----------------   -----------------
FROM OPERATIONS:
Net investment income ......................     $    920,898      $    964,822
Net realized loss on investments ...........         (299,822)         (555,468)
Net change in unrealized gain or loss
 on investments ............................           23,530          (456,966)
                                                 ------------      ------------
 Net increase (decrease) in net assets
 resulting from operations .................          644,606           (47,612)
                                                 ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................         (934,712)         (916,480)
From net realized gains ....................               --           (70,942)
                                                 ------------      ------------
 Decrease in net assets from
 distributions to shareholders .............         (934,712)         (987,422)
                                                 ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold ..................        8,863,530         3,590,850
Net asset value of shares issued upon
  reinvestment of distributions ............          368,520           199,555
Payments for shares redeemed ...............       (8,492,912)       (4,087,023)
                                                 ------------      ------------
 Net increase (decrease) in net assets
 from fund share transactions ..............          739,138          (296,618)
                                                 ------------      ------------
  Net change in net assets .................          449,032        (1,331,652)
NET ASSETS:
Beginning of period ........................        8,766,760        10,098,412
                                                 ------------      ------------
End of period ..............................     $  9,215,792      $  8,766,760
                                                 ============      ============
End of period net assets includes
 distributions in excess of net
 investment income .........................     $    (16,271)     $     (1,719)
                                                 ============      ============
SHARE TRANSACTIONS:
Number of shares sold ......................          946,641           349,877
Number of shares issued upon
  reinvestment of distributions ............           41,854            22,065
Number of shares redeemed ..................         (910,934)         (402,434)
                                                 ------------      ------------
 Net increase (decrease) ...................           77,561           (30,492)
                                                 ============      ============


                                          See Notes to Financial Statements. 103

INCOME PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                     MONEY MARKET
                                         -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................  $    51,106,607      $  40,781,149
Net change in unrealized gain or loss
 on investments........................         (561,278)           (20,848)
                                         ---------------      -------------
 Net increase in net assets resulting
 from operations.......................       50,545,329         40,760,301
                                         ---------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (40,869,907)       (34,446,801)
                                         ---------------      -------------
 Decrease in net assets from
 distributions to shareholders.........      (40,869,907)       (34,446,801)
                                         ---------------      -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............    1,659,181,476        929,993,353
Net asset value of shares issued upon
  reinvestment of distributions........       40,869,907         34,446,801
Payments for shares redeemed...........   (1,427,077,356)      (784,340,735)
                                         ---------------      -------------
 Net increase in net assets from fund
 share transactions....................      272,974,027        180,099,419
                                         ---------------      -------------
  Net change in net assets.............      282,649,449        186,412,919
NET ASSETS:
Beginning of period....................      875,168,667        688,755,748
                                         ---------------      -------------
End of period..........................  $ 1,157,818,116      $ 875,168,667
                                         ===============      =============
End of period net assets includes
 undistributed net investment income...  $    51,017,502      $  40,780,802
                                         ===============      =============
SHARE TRANSACTIONS:
Number of shares sold..................      126,541,295         70,927,540
Number of shares issued upon
  reinvestment of distributions........        3,191,341          2,701,802
Number of shares redeemed..............     (108,797,935)       (59,793,888)
                                         ---------------      -------------
 Net increase..........................       20,934,701         13,835,454
                                         ===============      =============


104 See Notes to Financial Statements.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================

1. ORGANIZATION

The Statements contained herein refer to Aetna Income Shares d/b/a Aetna Bond VP
(Bond), Aetna High Yield VP (High Yield), a portfolio of Aetna Variable Portfolios, Inc. (AVPI) and Aetna Variable Encore Fund d/b/a Aetna Money Market VP (Money Market) (individually, a Portfolio, and collectively, the Portfolios).

Bond and Money Market were organized under the laws of Massachusetts on January 25, 1984. AVPI was incorporated under the laws of Maryland on June 4, 1996. The Articles of Incorporation of AVPI permit it to offer separate portfolios, each of which has its own investment objective, policies and restrictions. AVPI currently offers multiple separate portfolios, including High Yield. Bond, Money Market and AVPI are each registered under the Investment Company Act of 1940 (the Act) as open-end management investment companies.

The following is each Portfolio's investment objective:

   BOND seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

   HIGH YIELD seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's or lower than Baa3 by Moody's Investors Service, Inc.

   MONEY MARKET seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 1999, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held 96.7%, 100.0% and 96.7% of Bond, High Yield and Money Market's shares outstanding, respectively.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to the Portfolios. ALIAC serves as the principal underwriter to each Portfolio. Aeltus and ALIAC are both indirect wholly owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Portfolio have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein, although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors/Trustees (Board).

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Portfolios (except Money Market) may purchase and write (sell) call options and put options and write (sell) covered call options as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.


C. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios (except for Money Market) invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolios equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios (except for Money Market) may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated securities. Contracts are recorded at market value and marked-to-market daily.

================================================================================

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Portfolio may invest up to 15% of its total assets in illiquid securities (except Money Market which may invest up to 10%). Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

E. DELAYED DELIVERY TRANSACTIONS

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities are identified in the Portfolios of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with their custodian sufficient to cover the purchase price.

F. DOLLAR ROLL TRANSACTIONS

Each of the Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

G. FEDERAL INCOME TAXES

Each Portfolio intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Portfolio is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Furthermore, by distributing substantially all of its net taxable investment income and capital gains during the calendar year, each Portfolio will avoid federal excise taxes in accordance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

INCOME PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

H. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain losses incurred after October 31, 1999, interest income on bonds in default and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

I. LINE OF CREDIT

Bond, certain portfolios of Aetna Variable Portfolios, Inc., (including High Yield), Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, certain series of Aetna GET Fund and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of December 31, 1999.

J. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Portfolio pays Aeltus an investment advisory fee expressed as a percentage of its average daily net assets. Below are the Portfolios' annual investment advisory fees, as of December 31, 1999:

                                       ADVISORY FEE
                                       ------------
            Bond                          0.40%
            High Yield                    0.65%
            Money Market                  0.25%

Each Portfolio pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Portfolios' other service providers. Each Portfolio pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Portfolio is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Portfolio, in exchange for fees payable by Aeltus, of up to 0.325% of the Portfolios' average daily net assets. For the year ended December 31, 1999, Aeltus paid ALIAC $2,822,751.

================================================================================

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 1999 to reimburse High Yield for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase High Yield's yield and total return. Actual expenses for the year ended December 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                                COST OF PURCHASES   PROCEEDS FROM SALES
                                -----------------   -------------------
               Bond              $1,452,370,184       $1,609,364,569
               High Yield            11,718,118           11,838,779

6. OPTIONS

All Portfolios (except Money Market) may have options. For the year ended December 31, 1999, the following reflects the written call activity:

                                                     CALL OPTIONS WRITTEN
                                   ---------------------------------------------------------
                                      NUMBER OF           PREMIUM                REALIZED
BOND                                  CONTRACTS           RECEIVED               GAIN(LOSS)
                                   ---------------------------------------------------------
Outstanding December 31, 1998              --             $      --              $     --
Written                               131,430               244,954                    --
Closed                               (123,880)             (182,430)               55,237
Expired                                (7,550)              (62,524)               62,524
                                   ---------------------------------------------------------
Outstanding December 31, 1999              --             $      --              $117,761
                                   =========================================================

7. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, the following capital loss carryforwards have been incurred as of December 31, 1999:

                                   CAPITAL LOSS           YEAR OF
                                   CARRYFORWARD          EXPIRATION
                                   ------------          ----------
     Bond                          $14,513,549              2007
     --------------------------------------------------------------
     High Yield                        218,483              2006
                                       554,783              2007
     --------------------------------------------------------------
     Money Market                       62,877              2003

These capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. It is the policy of each of the Portfolios to reduce future distributions of realized gains to shareholders to the extent of unexpired capital loss carryforwards.

INCOME PORTFOLIOS
ADDITIONAL INFORMATION
DECEMBER 31, 1999
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal income tax authorities, 2.25% of the High Yield Portfolio's dividends qualify for the corporate dividends received deduction.

YEAR 2000 (UNAUDITED)

The Portfolio's Year 2000 remediation efforts have been completed. Currently, the Portfolio's have no information that indicates a mission-critical vendor or service provider will be unable to sell goods or provide services to the Portfolios or that any customer will be unable to purchase from the Portfolios because of Year 2000 issues. As of today, the Portfolio's have not experienced any significant disruptions to their financial reporting or operating activities that were caused by failure of their computerized systems resulting from Year 2000 issues.

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS
BOND
================================================================================
Selected data for a fund share outstanding throughout each period:

                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                               1999           1998           1997           1996           1995
                           ------------   ------------   ------------   ------------   ------------
Net asset value,
 beginning of period ....   $    13.06     $    12.85     $    12.62     $    13.00     $    11.72
                            ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ..         0.76           0.75           0.80+          0.85+          0.88+
 Net realized and
 change in unrealized
 gain or loss on
 investments ............        (0.86)          0.28           0.23          (0.39)          1.24
                            ----------     ----------     ----------     ----------     ----------
   Total from
    investment
    operations ..........        (0.10)          1.03           1.03           0.46           2.12
                            ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
 From net investment
 income .................        (0.75)         (0.76)         (0.80)         (0.84)         (0.84)
 From net realized
 gains on investments ...        (0.04)         (0.06)            --             --             --
                            ----------     ----------     ----------     ----------     ----------
   Total distributions ..        (0.79)         (0.82)         (0.80)         (0.84)         (0.84)
                            ----------     ----------     ----------     ----------     ----------
Net asset value, end
 of period ..............   $    12.17     $    13.06     $    12.85     $    12.62     $    13.00
                            ==========     ==========     ==========     ==========     ==========

Total return* ...........        (0.74)%         8.14%          8.30%          3.60%         18.24%
Net assets, end of
 period (000's) .........   $  717,472     $  794,560     $  684,960     $  643,729     $  666,960
Ratio of net expenses
 to average net assets ..         0.49%          0.49%          0.48%          0.39%          0.32%
Ratio of net
 investment income to
 average net assets .....         5.77%          5.82%          6.31%          6.39%          6.97%
Portfolio turnover
 rate ...................       201.00%         88.98%        134.92%         96.41%        113.72%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements. 111

INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (CONTINUED)
HIGH YIELD
================================================================================
 Selected data for a fund share outstanding throughout each period:


                                                                      PERIOD FROM
                                                                   DECEMBER 10, 1997
                                      YEAR ENDED    YEAR ENDED      (COMMENCEMENT OF
                                     DECEMBER 31,  DECEMBER 31,       OPERATIONS)
                                         1999          1998       TO DECEMBER 31, 1997
                                     ------------  ------------   --------------------
Net asset value, beginning
 of period ........................   $    9.04     $   10.10         $   10.00
                                      ---------     ---------         ---------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ............        0.86          1.07              0.05+
 Net realized and change in
 unrealized gain or loss on
 investments ......................       (0.22)        (1.09)             0.10
                                      ---------     ---------         ---------
   Total from investment
    operations ....................        0.64         (0.02)             0.15
                                      ---------     ---------         ---------
LESS DISTRIBUTIONS:
 From net investment income .......       (0.88)        (1.02)            (0.05)
 From net realized gains on
 investments ......................          --         (0.02)               --
                                      ---------     ---------         ---------
   Total distributions ............       (0.88)        (1.04)            (0.05)
                                      ---------     ---------         ---------
Net asset value, end of
 period ...........................   $    8.80     $    9.04         $   10.10
                                      =========     =========         =========

Total return* .....................        7.05%        (0.27)%            1.48%
Net assets, end of period
 (000's) ..........................   $   9,216     $   8,767         $  10,098
Ratio of net expenses to
 average net assets ...............        0.80%         0.80%             0.80%(1)
Ratio of net investment
 income to average net
 assets ...........................        9.68%         9.14%             7.81%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ............        1.13%         0.97%               --
Portfolio turnover rate ...........      131.04%       178.39%            69.39%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


112 See Notes to Financial Statements.

MONEY MARKET
================================================================================
Selected data for a fund share outstanding throughout each period:

                              YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                             DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                 1999           1998            1997            1996            1995
                             ------------   ------------    ------------    ------------    ------------
Net asset value,
 beginning of period .....   $     13.39     $     13.36     $     13.19     $     13.29     $     12.54
                             -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...          0.59            0.63            0.67+           0.70+           0.75+
 Net realized and
 change in unrealized
 gain or loss on
 investments .............          0.06            0.07            0.03              --            0.01
                             -----------     -----------     -----------     -----------     -----------
   Total from
    investment
    operations ...........          0.65            0.70            0.70            0.70            0.76
                             -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
 From net investment
 income ..................         (0.62)          (0.67)          (0.53)          (0.80)          (0.01)
                             -----------     -----------     -----------     -----------     -----------
   Total distributions ...         (0.62)          (0.67)          (0.53)          (0.80)          (0.01)
                             -----------     -----------     -----------     -----------     -----------
Net asset value, end
 of period ...............   $     13.42     $     13.39     $     13.36     $     13.19     $     13.29
                             ===========     ===========     ===========     ===========     ===========

Total return* ............          5.08%           5.46%           5.47%           5.37%           6.05%
Net assets, end of
 period (000's) ..........   $ 1,157,818     $   875,169     $   688,756     $   613,505     $   514,037
Ratio of net expenses
 to average
 net assets ..............          0.34%           0.34%           0.35%           0.34%           0.30%
Ratio of net
 investment income to
 average net assets ......          5.04%           5.28%           5.34%           5.24%           5.82%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


                                          See Notes to Financial Statements. 113

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees/Directors and Shareholders of Aetna Bond VP, Aetna Money Market VP and Aetna Variable Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Bond VP, Aetna Money Market VP and Aetna High Yield VP, series of Aetna Variable Portfolios, Inc. (collectively the Income Portfolios), including the portfolios of investments as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended for Aetna Bond VP and Aetna Money Market VP and for the two-year period then ended and the period from December 10, 1997 (commencement date) to December 31, 1997 for Aetna High Yield VP. These financial statements and financial highlights are the responsibility of the Income Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Portfolios as of December 31, 1999, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods specified in the first paragraph above, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

Hartford, Connecticut
February 4, 2000

                                                        Aetna GET Fund, Series C
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series C                   12/17/96  12/31/96                              12/31/97                              12/31/98
Aetna GET Fund, Series C               10,000    10,153   10,251    11,620   12,442    12,715   14,432    15,002   13,496    16,248
S&P 500 Index                          10,000    10,174   10,446    12,270   13,189    13,568   15,461    15,971   14,382    17,445

GET Fund, Series C                                                12/31/99
Aetna GET Fund, Series C               17,114    18,230   17,227    20,076
S&P 500 Index                          18,314    19,605   18,380    21,115

                                                        Aetna GET Fund, Series D
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series D                    1/19/99                              12/31/99
Aetna GET Fund, Series D               10,000   10,060    10,298    9,971    10,802
S&P 500 Index                          10,000   10,303    11,029   10,340    11,879

                                                        Aetna GET Fund, Series E
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series E                    9/15/99  12/31/99
Aetna GET Fund, Series E               10,000    10,714
S&P 500 Index                          10,000    11,185

                                                    See Definition of Terms. 115

--------------------------------------------------------------------------------------------------
                                  Average Annual Total Returns
                            for the period ended December 31, 1999*
--------------------------------------------------------------------------------------------------
                     GET C                              GET D                      GET E
--------------------------------------------------------------------------------------------------
 Inception Date     1 Year     Inception    Inception Date  Inception  Inception Date  Inception
--------------------------------------------------------------------------------------------------
    12/17/96        23.56%       25.77%        01/19/99       8.01%       09/15/99       7.14%
--------------------------------------------------------------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                       AETNA GET FUNDS, SERIES C, D AND E

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

The performance listed below for the Aetna GET Fund, Series C, D and E (GET C, GET D and GET E) and their respective benchmarks is for the year ended December 31, 1999:

--------------------------------------------------------------------------------------------
                       PORTFOLIO                                             BENCHMARK INDEX
AETNA GET FUND           RETURN    BENCHMARK INDEX                                RETURN
--------------------------------------------------------------------------------------------
GET C                    23.56%    S&P 500 Index (b)                              21.04%
GET D                     8.01%    S&P 500 Index (from 1/19/99 - 12/31/99)        18.79%
GET E                     7.14%    S&P 500 Index (from 9/15/99 - 12/31/99)        11.85%

Currently closed to new deposits, GET C, GET D and GET E invest primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that the market value of an investor's assets will generally not be less than their market value on the first day of GET C, GET D and GET E's 5-year Guarantee Period if the assets are held to GET C, GET D and GET E's maturity date of December 16, 2001, January 15, 2004 and September 14, 2004, respectively.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE PORTFOLIOS?

Equity:
After suffering a 12% correction that started in July and ended in mid-October, the S&P 500 had a tremendous rally in the 4th quarter to close at record highs. As fears of Y2K litigation risk and a Y2K-caused slowdown in orders began to diminish, the market was propelled higher by technology shares (particularly those associated with telecommunication and the internet). However, the frenzied buying of these sectors masked a deteriorating backdrop in the overall environment for equities. These developments will receive more attention in the new year as the Y2K issue fades away:

o In November, the Federal Reserve (the "Fed") raised the federal funds rate for the third time in 1999, driving interest rates substantially higher. (The federal funds rate is the interest rate charged on overnight loans between banks.)
o Riots and protests against the World Trade Organization during their meeting in Seattle suggest growing opposition to global free trade.
o Domestic economic data showed persistent strength coupled with nascent signs of inflationary pressure.

The large cap equity portion of the Portfolios performed extremely well in this environment, as the quantitative model that we use in this strategy favored technology shares due to their strong business momentum. These stocks trade at extremely high valuations relative to the market, which meant that the value factors in our model detracted from performance.

Low-P/E stocks underperformed high-P/E stocks by 65% in 1999. (P/E - or price/earnings ratio - is arrived at by dividing a stock's current selling price by earnings per share. P/E gives an idea of what investors are willing to pay for a company's earning potential.) This poor performance was typical of virtually all value-oriented investment strategies. (Value investors seek companies whose stocks appear undervalued in relation to their assets and earnings; they typically have low P/Es. Growth investors search for companies that have a record of above-average earnings growth; they typically have high P/Es.)


116 See Definition of Terms.

Overall, our multi-factor model showed positive discrimination, with our best-ranked stocks outperforming the worst-ranked stocks by approximately 35%. This helped boost results in the fourth quarter.

Fixed Income:
For the year, Fed action and uncertainty surrounding future actions drove yields on U.S. Treasury securities ("Treasuries") higher and the yield curve flatter. Starting with the short end (short-maturities) of the curve, the 2-year Treasury yield increased 170 basis points; the 10-year, 179 basis points; and the long-term 30-year was the best performer on a yield basis, rising only 139 basis points.

Inflation indicators caused sporadic concern: the second quarter Employment Cost Index showed a 1.1% increase, the largest since 1991; October's PPI (Producer Price Index) rose 1.1%, its strongest number in nine years; and the National Association of Purchasing Managers price paid index showed a meaningful increase toward the latter half of the year. However, these concerns were muted as the year ended, with December's results showing modest increases of 0.2% in the PPI, 0.1% in the CPI (Consumer Price Index), and 0.1% in average hourly earnings.

Spread sectors (all non-Treasury issues) outperformed Treasuries handily for the year. For 1999, emerging markets led the way with excess returns over similar-duration Treasuries of 2,248 basis points. High yield issues showed excess returns of 479 basis points, much of it early in the year, and held much of its gains - despite concerns of increasing default rates which hit the market in the third quarter.

Investment-grade corporate securities outperformed Treasuries of the equivalent duration by 174 basis points, driven mainly by declines in swap spreads. As swap spreads declined, mainly in the latter half of the year, investors stepped in and increased allocations to corporates, further decreasing the yield spread between corporate bonds and Treasuries.

In securitized markets, collateralized mortgage-backed securities, mortgage-backed securities, and asset-backed securities showed excess returns of 312, 113 and 136 basis points, respectively, also driven by declining swap spreads and improving market technicals.

WHAT INVESTMENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE OVER THE PAST TWELVE MONTHS?

Equity:
An overweight position in technology helped the Portfolio in the fourth quarter, led by positions in Cisco, Microsoft and QUALCOMM. During the same quarter, poor selection in oil stocks detracted from performance.

Fixed Income:
Early in the year, an overweight position in credit products (any security with a credit risk, or risk of nonpayment), specifically high yield corporate bonds, positively impacted performance. Toward mid-year, as market default concerns increased, we reduced this exposure to lock-in some of the gains. An overweight position in investment-grade corporate bonds early in the year and during the third quarter, as well as an overweight in government-agency securities in the third quarter, also led to outperformance.

Duration was also a positive contributor to performance. ("Duration" measures a bond's sensitivity to increases or decreases in interest rates. The longer the duration, the more a bond - or a bond fund - will be affected by rate changes.) The short duration posture during the first half of the year, as well as the last two months of 1999, had a meaningful positive impact on performance.

On the negative side, the Portfolios were underweight in mortgage-backed securities throughout much of the year, a sector that performed well relative to Treasuries. Also, some credit events (such as negative earnings news, or any news detrimental to the company) in investment-grade corporates in the latter half of the year modestly reduced returns.


                                                    See Definition of Terms. 117

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equity:
Going forward, we are concerned by the extreme price appreciation in technology shares in the fourth quarter of 1999. The recent back-up in interest rates does not provide a supportive environment for high-multiple growth stocks; and, to the extent that the bear market in bonds continues, we feel that these issues will have a difficult time maintaining their current valuations.

Although we are keenly aware of these risks, we remain committed to the disciplined process that has worked so well for us over the past eight years, a process that is not based on macro-economic forecasting. We will continue to utilize our multi-factor model to evaluate each stock on its own merit. Adverse macro-economic factors will be reflected in our stock selection when and if they manifest themselves in the business momentum of each individual company.

Fixed Income:
Economic momentum remains strong, with the wealth effect from rising stock markets feeding domestic consumption. (As investors have seen their assets increase in value, they feel more wealthy. Hence the "wealth effect," which stimulates consumption.) We expect stock markets to moderate in 2000, and any stock market correction should reverse the wealth effect and slow the economy.

This will begin to unwind the imbalances we have seen in terms of low savings rates in the U.S. and a high and expanding current account deficit. (The U.S. "current account" is the record of all transactions with foreign nations that involve the exchange of merchandise, goods, services, or unilateral gifts.) The extent to which these imbalances unwind will determine the length and depth of any slowdown. We expect the Fed to continue raising the Fed funds rate, to slow domestic activity and unwind some of the aforementioned imbalances. Market consensus appears to be a 6% Fed funds rate by mid-year, and that is close to our expectation of 6-6.25%.

Following a two-month period during which we maintained a short-duration stance, we start out the year seeing yields closer to fair value, given that the market's view of Fed tightening has come more in line with our expectation. We will take short term changes in duration of each Portfolio with an expectation that a correction in the stock market could eventually lead to a weakening economy and lower rates. We could see higher rates in the first quarter of 2000, but until this plays out, we expect to bias our duration toward the long side based on our longer-term view.

We continue to be defensive, underweighting most investment-grade sectors. In investment-grade corporates, we expect to maintain our underweight position, favoring a defensive posture by holding higher-quality and shorter-duration corporates. In securitized sectors, we expect to underweight mortgage-backed securities, given the strong performance they have exhibited in recent months. Within the sector, we will take a defensive posture, favoring securities that are less sensitive to increases in Treasury volatility. We expect to continue our overweight position in asset-backed securities, given their short duration and high quality.

We expect to continue to be defensive in emerging markets, given that strong performance in this sector over the past year has reduced spreads significantly. A stock market correction, should it occur, would be negative for emerging markets. We also expect to be defensive in high yield, where we expect performance to be correlated to the level of economic activity and the stock market. Should spreads move back up to where we feel that slower economic growth is built into valuations, we would look to increase exposure.


118 See Definition of Terms.

GET C:

--------------------------------------------------------------------------------
                                             % OF EQUITY    % OF    OVER/(UNDER)
DOMESTIC EQUITY PORTFOLIO SECTOR BREAKDOWN:  INVESTMENTS   S&P 500   WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                                  3.0%        3.0%        --
Commercial Services                              1.4%        1.2%       0.2%
Consumer Discretionary                          12.9%       11.8%       1.1%
Consumer Non-Discretionary                       4.7%        6.3%      (1.6)%
Energy                                           6.1%        6.0%       0.1%
Finance                                         12.2%       12.6%      (0.4)%
Healthcare                                       6.8%        9.3%      (2.5)%
Manufacturing                                   10.3%        9.5%       0.8%
Technology                                      33.2%       30.8%       2.4%
Utilities                                        9.4%        9.5%      (0.1)%

--------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
--------------------------------------------------
Microsoft Corp.                           6.3%
Cisco Systems, Inc.                       4.3%
General Electric Co.                      4.1%
Wal-Mart Stores, Inc.                     3.2%
Exxon Corp.                               2.2%
America Online, Inc.                      2.0%
Lucent Technologies, Inc.                 1.9%
Home Depot, Inc.                          1.6%
MCI WorldCom, Inc.                        1.6%
International Business Machines Corp.     1.6%

------------------------------------------------------
                                ECONOMIC    ECONOMIC
                                EXPOSURE*   EXPOSURE*
ASSET CLASS ALLOCATION:         12/31/99    12/31/98
------------------------------------------------------
Large Cap Stocks                  91.5%       91.0%
Mid Cap Stocks                     1.5%        1.9%
International Stocks               3.0%        1.9%
Fixed Income                       3.1%        2.7%
Cash Equivalents                   0.9%        2.5%
                                ----------------------
                                 100.0%      100.0%
                                ======================


                                                    See Definition of Terms. 119

GET D:

--------------------------------------------------------------------------------
                                             % OF EQUITY    % OF    OVER/(UNDER)
DOMESTIC EQUITY PORTFOLIO SECTOR BREAKDOWN:  INVESTMENTS   S&P 500   WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                                  3.2%        3.0%       0.2%
Commercial Services                              1.1%        1.2%      (0.1)%
Consumer Discretionary                          11.6%       11.8%      (0.2)%
Consumer Non-Discretionary                       5.0%        6.3%      (1.3)%
Energy                                           7.3%        6.0%       1.3%
Finance                                         13.8%       12.6%       1.2%
Healthcare                                       6.6%        9.3%      (2.7)%
Manufacturing                                   10.0%        9.5%       0.5%
Technology                                      32.2%       30.8%       1.4%
Utilities                                        9.2%        9.5%      (0.3)%

--------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
--------------------------------------------------
Microsoft Corp.                           3.4%
General Electric Co.                      2.8%
Cisco Systems, Inc.                       2.7%
Exxon Corp.                               2.0%
Wal-Mart Stores, Inc.                     1.7%
America Online, Inc.                      1.4%
Citigroup, Inc.                           1.4%
Lucent Technologies, Inc.                 1.3%
Home Depot, Inc.                          1.2%
International Business Machines, Inc.     1.1%

--------------------------------------------------------------------------------
                                   % OF             NOTIONAL        ECONOMIC
                                INVESTMENT           VALUE*         EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/99         OF FUTURES        12/31/99
--------------------------------------------------------------------------------
Large Cap Stocks                   63.4%             0.4%             63.8%
Mid Cap Stocks                      1.1%              --               1.1%
International Stocks                2.2%              --               2.2%
Fixed Income                       32.8%              --              32.8%
Cash Equivalents                    0.5%            (0.4)%             0.1%
                                ------------------------------------------------
                                  100.0%              --             100.0%
                                ================================================


120 See Definition of Terms.

GET E:

--------------------------------------------------------------------------------
                                             % OF EQUITY    % OF    OVER/(UNDER)
DOMESTIC EQUITY PORTFOLIO SECTOR BREAKDOWN:  INVESTMENTS   S&P 500   WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                                  3.0%        3.0%        --
Commercial Services                              1.2%        1.2%        --
Consumer Discretionary                          11.9%       11.8%       0.1%
Consumer Non-Discretionary                       4.8%        6.3%      (1.5)%
Energy                                           6.7%        6.0%       0.7%
Finance                                         13.2%       12.6%       0.6%
Healthcare                                       7.2%        9.3%      (2.1)%
Manufacturing                                    9.7%        9.5%       0.2%
Technology                                      33.2%       30.8%       2.4%
Utilities                                        9.1%        9.5%      (0.4)%

--------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
--------------------------------------------------
Microsoft Corp.                           4.5%
Cisco Systems, Inc.                       3.0%
General Electric Co.                      3.0%
Wal-Mart Stores, Inc.                     2.3%
Exxon Mobil Corp.                         2.1%
America Online, Inc.                      1.5%
Citigroup Inc.                            1.4%
Lucent Technologies, Inc.                 1.4%
Home Depot, Inc.                          1.2%
International Business Machines, Inc.     1.1%

--------------------------------------------------------------------------------
                                   % OF             NOTIONAL        ECONOMIC
                                INVESTMENT           VALUE*         EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/99         OF FUTURES        12/31/99
--------------------------------------------------------------------------------
Large Cap Stocks                   68.5%               0.6%           69.1%
Mid Cap Stocks                      1.1%                --             1.1%
International Stocks                2.2%                --             2.2%
Fixed Income                       27.3%                --            27.3%
Cash Equivalents                    0.9%              (0.6)%           0.3%
                                ------------------------------------------------
                                  100.0%                --           100.0%
                                ================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


                                                    See Definition of Terms. 121

                                                        Aetna GET Fund, Series G
                                                               Growth of $10,000

[The following was depicted as a line graph in the printed material.]

GET Fund, Series G                   12/15/99  12/31/99
Aetna GET Fund, Series G               10,000    10,286
S&P 500 Index                          10,000    10,400

                  -------------------------------------------
                          Average Annual Total Returns
                     for the period ended December 31, 1999*
                  -------------------------------------------
                       Inception Date          Inception
                  -------------------------------------------
                          12/15/99               2.86%
                  -------------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Performance does not take into account any separate account charges imposed by Aetna. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            AETNA GET FUND, SERIES G

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

Aetna GET Fund, Series G (GET G) generated a return of 2.86%, net of fund expenses, for the period from December 15, 1999 through December 31, 1999. The benchmark, the Standard & Poor's (S&P) 500 Index(a), returned 4.00% for the same period.

Currently closed to new deposits, GET G invests primarily in common stocks and bonds in varying proportions in response to market fluctuations. This strategy is complemented by a guarantee that the market value of an investor's assets will generally not be less than their market value on the first day of GET G's 5-year Guaranteed Period if the assets are held to GET G's maturity on December 14, 2004.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Equity:
Going forward, we are concerned by the extreme price appreciation in technology shares in the fourth quarter of 1999. The recent back-up in interest rates does not provide a supportive environment for high-multiple growth stocks; and, to the extent that the bear market in bonds continues, we feel that these issues will have a difficult time maintaining their current valuations.


122 See Definition of Terms.

Although we are keenly aware of these risks, we remain committed to the disciplined process that has worked so well for us over the past eight years, a process that is not based on macro-economic forecasting. We will continue to utilize our multi-factor model to evaluate each stock on its own merit. Adverse macro-economic factors will be reflected in our stock selection when and if they manifest themselves in the business momentum of each individual company.

Fixed Income:
Economic momentum remains strong, with the wealth effect from rising stock markets feeding domestic consumption. (As investors have seen their assets increase in value, they feel more wealthy. Hence the "wealth effect," which stimulates consumption.) We expect stock markets to moderate in 2000, and any stock market correction should reverse the wealth effect and slow the economy.

This will begin to unwind the imbalances we have seen in terms of low savings rates in the U.S. and a high and expanding current account deficit. (The U.S. "current account" is the record of all transactions with foreign nations that involve the exchange of merchandise, goods, services, or unilateral gifts.) The extent to which these imbalances unwind will determine the length and depth of any slowdown. We expect the Fed to continue raising the Fed funds rate, to slow domestic activity and unwind some of the aforementioned imbalances. Market consensus appears to be a 6% Fed funds rate by mid-year, and that is close to our expectation of 6-6.25%.

Following a two-month period during which we maintained a short-duration stance, we start out the year seeing yields closer to fair value, given that the market's view of Fed tightening has come more in line with our expectation. We will take short term changes in duration of the Portfolio with an expectation that a correction in the stock market could eventually lead to a weakening economy and lower rates. We could see higher rates in the first quarter of 2000, but until this plays out, we expect to bias our duration toward the long side based on our longer-term view.

We continue to be defensive, underweighting most investment-grade sectors. In investment-grade corporates we expect to maintain our underweight position, favoring a defensive posture by holding higher-quality and shorter-duration corporates. In securitized sectors, we expect to underweight mortgage-backed securities, given the strong performance they have exhibited in recent months. Within the sector, we will take a defensive posture, favoring securities that are less sensitive to increases in Treasury volatility. We expect to continue our overweight position in asset-backed securities, given their short duration and high quality.

We expect to continue to be defensive in emerging markets, given that strong performance in this sector over the past year has reduced spreads significantly. A stock market correction, should it occur, would be negative for emerging markets. We also expect to be defensive in high yield, where we expect performance to be correlated to the level of economic activity and the stock market. Should spreads move back up to where we feel that slower economic growth is built into valuations, we would look to increase exposure.

DOMESTIC EQUITY PORTFOLIO BREAKDOWN:

--------------------------------------------------------------------------------
                                    % OF EQUITY    % OF      OVER/(UNDER)
SECTOR                              INVESTMENTS   S&P 500     WEIGHTING
--------------------------------------------------------------------------------
Basic Materials                         2.9%        3.0%        (0.1)%
Commercial Services                     1.1%        1.2%        (0.1)%
Consumer Discretionary                 12.1%       11.8%         0.3%
Consumer Non-Discretionary              4.9%        6.3%        (1.4)%
Energy                                  7.1%        6.0%         1.1%
Finance                                13.2%       12.6%         0.6%
Healthcare                              6.8%        9.3%        (2.5)%
Manufacturing                          10.2%        9.5%         0.7%
Technology                             32.7%       30.8%         1.9%
Utilities                               9.0%        9.5%        (0.5)%


                                                    See Definition of Terms. 123

---------------------------------------------------
                                        % OF NET
TOP TEN EQUITY HOLDINGS                  ASSETS
---------------------------------------------------
Microsoft Corp.                           3.6%
General Electric Co.                      3.0%
Cisco Systems, Inc.                       2.7%
Exxon Mobil Corp.                         2.1%
Wal-Mart Stores, Inc.                     1.8%
America Online, Inc.                      1.5%
Citigroup Inc.                            1.4%
Lucent Technologies, Inc.                 1.4%
Home Depot, Inc.                          1.2%
International Business Machines Corp.     1.1%

--------------------------------------------------------------------------------
                                   % OF             NOTIONAL        ECONOMIC
                                INVESTMENT           VALUE*         EXPOSURE*
ASSET CLASS ALLOCATION:          12/31/99         OF FUTURES        12/31/99
--------------------------------------------------------------------------------
Large Cap Stocks                   64.8%              2.0%            66.8%
Mid Cap Stocks                      1.1%               --              1.1%
International Stocks                2.2%               --              2.2%
Fixed Income                       29.2%               --             29.2%
Cash Equivalents                    2.7%             (2.0)%            0.7%
                                ------------------------------------------------
                                  100.0%               --            100.0%
                                ================================================

* Notional value refers to the economic value at risk or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Series' exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions.

The opinions expressed reflect those of the portfolio manager only through December 31, 1999. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Series are subject to change.


124 See Definition of Terms.

                            AETNA GET FUND, SERIES H

ACCUMULATION PERIOD

Aetna GET Fund, Series H (GET H) will be offered from December 15, 1999 through March 14, 2000 as a funding option under certain variable annuity contracts issued by Aetna Life Insurance and Annuity Company. GET H assets will be invested entirely in short term instruments prior to March 15, 2000. After that date, GET H will allocate its investments between equities and fixed income securities in proportions that are intended to help GET H attain its investment objective.


                                                    See Definition of Terms. 125

--------------------------------------------------------------------------------
DEFINITION OF TERMS
--------------------------------------------------------------------------------

(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.

The unmanaged index described above is not available for individual investment.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES C
================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             -----------     ------------
COMMON STOCKS (96.0%)
AIR TRANSPORT (0.3%)
AMR Corp. + .............................       2,400        $    160,800
Delta Air Lines, Inc. ...................       2,800             139,475
FDX Corp. + .............................       5,960             243,987
Southwest Airlines Co. ..................      10,500             169,969
                                                             ------------
                                                                  714,231
                                                             ------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. .....................       3,300             135,919
Alcoa Inc. ..............................       7,600             630,800
Reynolds Metals Co. .....................         900              68,962
                                                             ------------
                                                                  835,681
                                                             ------------
AUTO PARTS AND HARDWARE (0.2%)
Black & Decker Corp. ....................       1,700              88,825
Briggs & Stratton Corp. .................         300              16,087
Cooper Tire & Rubber Co. ................         900              14,006
Genuine Parts Co. .......................       4,450             110,416
Snap-On, Inc. ...........................       2,300              61,094
Stanley Works (The) .....................       1,400              42,175
                                                             ------------
                                                                  332,603
                                                             ------------
AUTOMOTIVE (1.3%)
Dana Corp. ..............................       4,657             139,419
Delphi Automotive Systems Corp. .........      11,742             184,936
Eaton Corp. .............................         700              50,838
Ford Motor Co. ..........................      18,800           1,004,625
General Motors Corp. + ..................      13,700             995,819
Johnson Controls, Inc. ..................       2,400             136,500
TRW, Inc. ...............................       2,000             103,875
                                                             ------------
                                                                2,616,012
                                                             ------------
BANKS AND THRIFTS (3.8%)
AmSouth Bancorporation ..................       9,000             173,813
Bank of America Corp. ...................      14,200             712,662
Bank of New York Co., Inc. ..............      11,000             440,000
BB&T Corp. ..............................       5,100             139,613
Chase Manhattan Corp. ...................      13,600           1,056,550
Comerica, Inc. ..........................       2,300             107,381
Fifth Third Bancorp .....................       4,125             302,672
Firstar Corp. ...........................      21,027             444,195
Fleet Boston Financial Corp. ............      14,687             511,291
Golden West Financial Corp. .............       2,700              90,450
Huntington Bancshares Inc. ..............       5,423             129,474
J.P. Morgan & Co. .......................       2,800             354,550
KeyCorp .................................       3,600              79,650
Mellon Financial Corp. ..................       7,700             262,281
Northern Trust Corp. ....................       4,600             243,800
PNC Bank Corp. ..........................       5,800             258,100
SouthTrust Corp. ........................       2,700             102,094
State Street Corp. ......................       2,400             175,350
Summit Bancorp ..........................       4,100             125,563
Suntrust Banks, Inc. ....................       4,600             316,538
Synovus Financial Corp. .................       4,200              83,475
U.S. Bancorp ............................      12,500             297,656
Wachovia Corp. ..........................       3,000             204,000
Washington Mutual, Inc. .................       8,721             226,746
Wells Fargo & Co. .......................      24,700             998,806
                                                             ------------
                                                                7,836,710
                                                             ------------
BIOTECH AND MEDICAL PRODUCTS (1.0%)
Alza Corp. + ............................       1,500              51,938
Amgen, Inc. + ...........................      16,200             973,012
Bard (C.R.) Inc. ........................         800              42,400
Bausch & Lomb, Inc. .....................       1,800             123,188
Biomet, Inc. ............................       2,000              80,000
Boston Scientific Corp. + ...............       9,900             216,562
Guidant Corp. + .........................       4,800             225,600
Mallinckrodt Inc. .......................       1,100              34,994
Medtronic, Inc. + .......................       9,400             342,512
                                                             ------------
                                                                2,090,206
                                                             ------------
CHEMICALS (1.0%)
Dow Chemical Co. ........................       4,600             614,675
Du Pont (E.I.) de Nemours ...............      15,400           1,014,475
Hercules, Inc. ..........................       1,600              44,600
Monsanto Co. ............................       5,200             185,250
Rohm & Haas Co. .........................       4,405             179,228
Union Carbide Corp. .....................       1,300              86,775
                                                             ------------
                                                                2,125,003
                                                             ------------
COMMERCIAL SERVICES (0.5%)
Deluxe Corp. ............................       1,500              41,156
Interpublic Group of Co., Inc. (The) ....       6,200             357,662
Omnicom Group, Inc. .....................       3,700             370,000
Paychex, Inc. ...........................       4,950             198,000
RR Donnelley & Sons Co. .................       2,200              54,588
                                                             ------------
                                                                1,021,406
                                                             ------------
COMPUTERS (4.4%)
Apple Computer, Inc. + ..................       2,400             246,750
Cabletron Systems,  Inc. + ..............       1,300              33,800
Gateway, Inc. + .........................       5,400             389,137
Hewlett Packard Co. .....................      16,800           1,914,150
International Business Machines Corp. ...      29,700           3,207,600
Silicon Graphics, Inc. + ................       2,700              26,494
Sun Microsystems, Inc. + ................      39,000           3,020,062
Unisys Corp. + ..........................       4,200             134,138
                                                             ------------
                                                                8,972,131
                                                             ------------
CONGLOMERATE AND AEROSPACE (5.1%)
Boeing Co. ..............................      20,000             831,250
Crane Co. ...............................       1,200              23,850
General Dynamics Corp. ..................       2,700             142,425
General Electric Co. ....................      54,100           8,371,975
Goodrich (B.F.) Co. .....................       1,000              27,500
Loews Corp. .............................       1,600              97,100
National Service Industries, Inc. .......         800              23,600
Northrop Grumman Corp. ..................         500              27,031
Perkin-Elmer Inc. + .....................         700              29,181


                                      See Notes to Portfolio of Investments. 127

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES C (CONTINUED)
================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             -----------     ------------

CONGLOMERATE AND AEROSPACE (CONTINUED)
Raytheon Co. ............................       3,900        $    103,594
Textron, Inc. ...........................       2,600             199,388
United Technologies Corp. ...............       7,900             513,500
                                                             ------------
                                                               10,390,394
                                                             ------------
CONSUMER FINANCE (1.4%)
Associates First Capital Corp. ..........      12,098             331,939
Capital One Financial Corp. .............       3,300             159,019
Countrywide Credit Industries, Inc. .....       3,000              75,750
Freddie Mac Corp. .......................      10,800             508,275
Federal National Mortgage Association ...      16,000             999,000
Household International, Inc. ...........       7,700             286,825
MBNA Corp. ..............................      12,075             329,043
Ryder System, Inc. ......................       1,600              39,100
SLM Holding Corp. .......................       2,400             101,400
                                                             ------------
                                                                2,830,351
                                                             ------------
CONSUMER PRODUCTS (2.0%)
Alberto-Culver Co. ......................       1,000              25,813
Avon Products, Inc. .....................       4,300             141,900
Clorox Co. ..............................       3,600             181,350
Colgate-Palmolive Co. ...................       8,700             565,500
Gillette Co. ............................       8,800             362,450
International Flavors & Fragrances, Inc.        1,000              37,750
Kimberly-Clark Corp. ....................       8,300             541,575
Procter & Gamble Co. ....................      21,000           2,300,812
                                                             ------------
                                                                4,157,150
                                                             ------------
CONSUMER SERVICES (1.0%)
Carnival Corp. ..........................       9,800             468,562
Cendant Corp. + .........................      14,100             374,531
Darden Restaurants, Inc. ................       3,000              54,375
H&R Block, Inc. .........................       2,500             109,375
Harrah's Entertainment, Inc. + ..........       1,200              31,725
Hilton Hotels Corp. .....................       2,500              24,063
Marriott International, Inc. ............       3,900             123,094
McDonald's Corp. ........................      20,300             818,344
Tricon Global Restaurants, Inc. + .......       2,470              95,404
Wendy's International, Inc. .............       2,400              49,500
                                                             ------------
                                                                2,148,973
                                                             ------------
CONSUMER SPECIALTIES (0.1%)
Brunswick Corp. .........................       1,500              33,375
Hasbro, Inc. ............................       3,750              71,485
Jostens, Inc. ...........................         500              12,156
                                                             ------------
                                                                  117,016
                                                             ------------
DATA AND IMAGING SERVICES (17.4%)
3Com Corp. + ............................       5,900             277,300
Adobe Systems, Inc. .....................       1,400              94,150
America Online, Inc. + ..................      55,300           4,171,694
Autodesk, Inc. ..........................         900              30,375
Automatic Data Processing, Inc. .........      10,500             565,687
BMC Software, Inc. + ....................       3,600             287,775
Ceridian Corp. + ........................       4,200              90,563
Cisco Systems, Inc. + ...................      81,600           8,741,400
Computer Associates International, Inc. .       8,450             590,972
Computer Sciences Corp. + ...............       2,600             246,025
Compuware Corp. + .......................       6,000             223,500
Eastman Kodak Co. .......................       5,400             357,750
Electronic Data Systems Corp. ...........       8,300             555,581
EMC Corp. + .............................      22,100           2,414,425
First Data Corp. ........................       8,400             414,225
Microsoft Corp. + .......................     110,700          12,924,225
Network Appliance, Inc. + ...............       2,200             182,737
Novell, Inc. + ..........................      10,000             399,375
Oracle Corp. + ..........................      23,500           2,633,469
Parametric Technology Co. + .............       4,000             108,250
Polaroid Corp. ..........................         300               5,644
Seagate Technology, Inc. + ..............       3,300             153,656
                                                             ------------
                                                               35,468,778
                                                             ------------
DISCRETIONARY RETAIL (7.5%)
AutoZone, Inc. + ........................       1,300              42,006
Bed Bath & Beyond, Inc. + ...............       2,700              93,825
Best Buy Co., Inc. + ....................       4,200             210,788
Circuit City Stores, Inc. ...............       6,000             270,375
Consolidated Stores Corp. + .............       1,700              27,625
Costco Wholesale Corp. + ................       5,300             483,625
Dayton Hudson Co. .......................      10,600             778,438
Dillards, Inc. ..........................       3,500              70,656
Dollar General Corp. ....................       4,000              91,000
Federated Department Stores, Inc. + .....       5,300             267,981
Gap, Inc. ...............................      21,200             975,200
Home Depot, Inc. ........................      47,700           3,270,431
Kmart Corp. + ...........................      11,900             119,744
Kohl's Corp. + ..........................       3,500             252,656
Lowe's Co., Inc. ........................       8,800             525,800
May Department Stores Co. ...............       7,500             241,875
Nordstrom, Inc. .........................       2,300              60,231
Office Depot, Inc. + ....................       6,000              65,625
Sears, Roebuck & Co. ....................       2,900              88,269
Staples, Inc. + .........................       7,650             158,738
Tandy Corp. .............................       4,800             236,100
The Limited, Inc. .......................       3,700             160,256
The Pep Boys - Manny, Moe & Jack ........         800               7,300
TJX Companies, Inc. .....................       8,300             169,631
Toys "R" Us, Inc. + .....................       2,700              38,644
Wal-Mart Stores, Inc. ...................      95,400           6,594,525
                                                             ------------
                                                               15,301,344
                                                             ------------
DIVERSIFIED FINANCIAL SERVICES (2.2%)
American Express Co. ....................       6,700           1,113,875
Citigroup Inc. ..........................      55,600           3,089,275
Providian Financial Corp. ...............       3,150             286,847
                                                             ------------
                                                                4,489,997
                                                             ------------
DRUGS (5.1%)
Allergan, Inc. ..........................       2,000              99,500
American Home Products Corp. ............      10,800             425,925


128 See Notes to Portfolio of Investments.

================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             -----------     ------------
DRUGS (CONTINUED)
Baxter International, Inc. ..............       5,300        $    332,906
Bristol-Myers Squibb Co. ................      31,700           2,034,744
Johnson & Johnson .......................      22,200           2,067,375
Merck & Co., Inc. .......................      19,300           1,294,306
Pfizer, Inc. ............................      83,000           2,692,312
Pharmacia & Upjohn, Inc. ................       7,800             351,000
Schering Plough .........................      12,100             510,469
Warner Lambert Co. ......................       6,800             557,175
                                                             ------------
                                                               10,365,712
                                                             ------------
ELECTRIC UTILITIES (1.6%)
AES Corp. + .............................       1,500             112,125
Ameren Corp. ............................       3,800             124,450
American Electric Power Co. .............       1,600              51,400
Central & South West Corp. ..............       6,400             128,000
CMS Energy Corp. ........................       1,600              49,900
Consolidated Edison, Inc. ...............       5,500             189,750
Constellation Energy Group ..............       3,800             110,200
Dominion Resources, Inc. ................       3,200             125,600
DTE Energy Co. ..........................       2,500              78,437
Duke Energy Corp. .......................       6,030             302,254
Edison International Inc. ...............       5,200             136,175
Entergy Corp. ...........................       6,000             154,500
FirstEnergy Corp. .......................       5,000             113,437
Florida Progress Corp. ..................       1,500              63,469
FPL Group, Inc. .........................       3,800             162,687
GPU, Inc. ...............................       3,300              98,794
Northern States Power Co. ...............       2,000              39,000
Peco Energy Co. .........................       2,800              97,300
PG&E Corp. ..............................       6,300             129,150
Pinnacle West Capital Corp. .............       1,300              39,731
PP&L Resources, Inc. ....................       4,100              93,787
Public Service Enterprise Group, Inc. ...       5,900             205,394
Reliant Energy Inc. .....................       4,715             107,856
Southern Co. ............................      11,500             270,250
Texas Utilities Co. .....................       4,657             165,615
Unicom Corp. ............................       3,600             120,600
                                                             ------------
                                                                3,269,861
                                                             ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.6%)
Lexmark International Group, Inc. + .....       3,000             271,500
PE Corp-PE Biosystems Group .............       1,500             180,469
Pitney Bowes, Inc. ......................       4,700             227,069
Rockwell International Corp. ............       4,500             215,437
Tektronix, Inc. .........................         900              34,988
Xerox Corp. .............................      11,000             249,562
                                                             ------------
                                                                1,179,025
                                                             ------------
ELECTRONIC MEDIA (1.9%)
CBS Corp. + .............................      12,072             771,854
Clear Channel Communications, Inc. + ....       5,400             481,950
Comcast Corp. ...........................      11,700             591,581
Mediaone Group, Inc. + ..................       9,700             745,081
Time Warner, Inc. .......................       9,700             702,644
Viacom, Inc. + ..........................       8,300             501,631
                                                             ------------
                                                                3,794,741
                                                             ------------
FOOD AND BEVERAGE (2.4%)
Anheuser-Busch Co., Inc. ................       9,100             644,962
Bestfoods ...............................       4,500             236,531
Brown-Forman Corp. + ....................         800              45,800
Campbell Soup Co. .......................       3,500             135,406
Coca-Cola Co. ...........................      20,400           1,188,300
Coca-Cola Enterprises, Inc. .............       6,800             136,850
Conagra, Inc. ...........................       7,900             178,244
Coors (Adolph) Co. ......................       1,000              52,500
Fortune Brands, Inc. ....................       5,300             175,231
General Mills, Inc. .....................       4,600             164,450
Kellogg Co. .............................       6,700             206,444
PepsiCo, Inc. ...........................      22,100             779,025
Quaker Oats Co. .........................       2,000             131,250
Ralston-Ralston Purina Group ............       2,400              66,900
Sara Lee Corp. ..........................      14,700             324,319
Seagram Co. Ltd. ........................       6,900             310,069
Wrigley (Wm.) Jr. Co. + .................       2,000             165,875
                                                             ------------
                                                                4,942,156
                                                             ------------
FOOD AND DRUG RETAIL (0.6%)
Albertson's, Inc. .......................       3,500             112,875
CVS Corp. ...............................       5,900             235,631
Great Atlantic & Pacific Tea Co., Inc. ..         600              16,725
Kroger Co. (The) + ......................      12,700             239,713
Longs Drug Stores, Inc. .................         800              20,650
Safeway, Inc. + .........................       4,100             145,806
SUPERVALU, Inc. .........................       3,800              76,000
Sysco Corp. .............................       4,900             193,856
Walgreen Co. ............................       8,300             242,775
Winn-Dixie Stores, Inc. .................       1,400              33,513
                                                             ------------
                                                                1,317,544
                                                             ------------
FOREST PRODUCTS AND BUILDING MATERIALS (1.1%)
Armstrong World Industries, Inc. ........         801              26,703
Ball Corp. ..............................         600              23,625
Bemis Co., Inc. .........................       1,700              59,288
Boise Cascade Corp. .....................       1,100              44,550
Champion International Corp. ............       1,900             117,681
Crown Cork & Seal Co., Inc. .............       2,000              44,750
Fort James Corp. ........................       3,500              95,813
Georgia-Pacific Corp. ...................       4,600             233,450
International Paper Co. .................       6,600             372,487
Louisiana-Pacific Corp. .................       2,400              34,200
Masco Corp. .............................       8,200             208,075
Mead Corp. ..............................         800              34,750
Owens Corning ...........................         800              15,450
Owens-Illinois, Inc. + ..................       2,500              62,656
Pactiv Corp. + ..........................       1,300              13,813


                                      See Notes to Portfolio of Investments. 129

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES C (CONTINUED)
================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             -----------     ------------

FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Potlatch Corp. ..........................         400        $     17,850
Sealed Air Corp. + ......................       1,300              67,356
Temple-Inland Inc. ......................       1,600             105,500
Vulcan Materials Co. ....................       1,600              63,900
Westvaco Corp. ..........................       1,000              32,625
Weyerhaeuser Co. ........................       5,600             402,150
Willamette Industries, Inc. .............       2,500             116,094
                                                             ------------
                                                                2,192,766
                                                             ------------
GAS UTILITIES (0.7%)
Coastal Corp. (The) .....................       4,900             173,644
Consolidated Natural Gas Co. ............       1,800             116,887
Eastern Enterprises .....................         500              28,719
El Paso Energy Corp. ....................       3,600             139,725
Enron Corp. .............................      12,800             568,000
NICOR, Inc. .............................         900              29,250
People's Energy Corp. ...................         600              20,100
Sempra Energy ...........................       4,311              74,904
Williams Co., Inc. (The) ................       6,900             210,881
                                                             ------------
                                                                1,362,110
                                                             ------------
HEALTH SERVICES (0.4%)
Cardinal Health, Inc. ...................       4,400             210,650
Columbia/HCA Healthcare Corp. ...........      10,300             301,919
HEALTHSOUTH Corp. + .....................       6,700              36,013
IMS Health, Inc. ........................       4,700             127,781
Shared Medical Systems Corp. ............         400              20,375
United Healthcare Corp. .................       2,000             106,250
Wellpoint Health Networks, Inc. + .......       1,000              65,937
                                                             ------------
                                                                  868,925
                                                             ------------
HEAVY MACHINERY (0.2%)
Cummins Engine Co., Inc. ................         900              43,481
Deere & Co. .............................       3,500             151,812
NACCO Industries, Inc. ..................         200              11,113
Navistar International Corp. + ..........       2,300             108,963
PACCAR, Inc. ............................       2,300             101,919
                                                             ------------
                                                                  417,288
                                                             ------------
HOUSING AND FURNISHINGS (0.2%)
Centex Corp. ............................       3,000              74,062
Fleetwood Enterprises, Inc. .............         700              14,438
Kaufman & Broad Home Corp. ..............         900              21,769
Leggett & Platt, Inc. ...................       3,200              68,600
Maytag Corp. ............................       1,800              86,400
Pulte Corp. .............................       1,000              22,500
Tupperware Corp. ........................       1,100              18,631
Whirlpool Corp. .........................       2,100             136,631
                                                             ------------
                                                                  443,031
                                                             ------------
INDUSTRIAL SERVICES (0.1%)
Fluor Corp. .............................       2,400             110,100
USA Waste Management, Inc. ..............       9,900             170,156
                                                             ------------
                                                                  280,256
                                                             ------------
INSURANCE (2.5%)
AFLAC, Inc. .............................       5,900             278,406
American General Corp. ..................       4,864             369,056
American International Group, Inc. ......      24,698           2,670,471
Aon Corp. ...............................       4,275             171,000
CIGNA Corp. .............................       3,500             281,969
Cincinnati Financial Corp. ..............       1,200              37,425
Hartford Financial Services Group, Inc. .       1,800              85,275
Jefferson-Pilot Corp. ...................       1,600             109,200
Lincoln National Corp. ..................       3,000             120,000
Marsh & McLennan Co., Inc. ..............       4,000             382,750
MBIA, Inc. ..............................       2,400             126,750
MGIC Investment Corp. ...................       2,500             150,469
Progressive Corp. .......................       1,200              87,750
St. Paul Co., Inc. ......................       2,296              77,346
Torchmark Corp. .........................       2,300              66,844
UnumProvident Corp. .....................       2,400              76,950
                                                             ------------
                                                                5,091,661
                                                             ------------
INVESTMENT SERVICES (1.8%)
Bear Stearns Co., Inc. (The) ............       1,995              85,286
Charles Schwab Corp. ....................      20,300             779,012
Franklin Resources, Inc. ................       4,300             137,869
Lehman Brothers Holdings Inc. ...........       2,900             245,594
Merrill Lynch & Co., Inc. ...............       6,200             517,700
Morgan Stanley Dean Witter & Co. ........      11,975           1,709,431
Paine Webber Group Inc. .................       2,300              89,269
T. Rowe Price & Associates ..............       1,800              66,488
                                                             ------------
                                                                3,630,649
                                                             ------------
MAJOR TELECOMMUNICATIONS (7.1%)
ALLTEL Corp. ............................       4,300             355,556
AT&T Corp. ..............................      50,807           2,578,455
Bell Atlantic Corp. .....................      25,700           1,582,156
BellSouth Corp. .........................      29,700           1,390,331
CenturyTel, Inc. ........................       2,100              99,488
GTE Corp. ...............................      15,000           1,058,438
MCI Worldcom, Inc. + ....................      60,900           3,231,506
Nextel Communications, Inc. + ...........       7,400             763,125
SBC Communications, Inc. ................      28,100           1,369,875
Sprint Corp. ............................      11,900             801,019
Sprint PCS + ............................       9,200             943,000
U.S. WEST, Inc. .........................       4,200             302,400
                                                             ------------
                                                               14,475,349
                                                             ------------
MISCELLANEOUS METALS (0.1%)
Freeport-McMoRan Copper & Gold, Inc. + ..       1,500              31,688
Homestake Mining Co. ....................       4,200              32,812
Inco Ltd. + .............................       2,900              68,150
Phelps Dodge Corp. ......................       1,200              80,550
                                                             ------------
                                                                  213,200
                                                             ------------
OIL (4.8%)
Amerada Hess Corp. ......................       1,400              79,450
Anadarko Petroleum Corp. ................       1,900              64,838
Apache Corp. ............................       2,200              81,262


130 See Notes to Portfolio of Investments.

================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             -----------     ------------
OIL (CONTINUED)
Ashland Oil, Inc. .......................       1,300        $     42,819
Atlantic Richfield Co. ..................       7,700             666,050
Burlington Resources, Inc. ..............       3,500             115,719
Chevron Corp. ...........................       9,800             848,925
Conoco Inc. .............................       6,500             161,687
Exxon Mobil Corp. .......................      55,500           4,471,199
Kerr-McGee Corp. ........................       1,300              80,600
Occidental Petroleum Corp. ..............       5,200             112,450
Phillips Petroleum Co. ..................       4,200             197,400
Royal Dutch Petroleum Co. ...............      35,400           2,139,487
Texaco, Inc. ............................       8,400             456,225
Unocal Corp. ............................       3,900             130,894
USX-Marathon Group ......................       6,800             167,875
                                                             ------------
                                                                9,816,880
                                                             ------------
OIL SERVICES (0.4%)
Halliburton Co. .........................       3,500             140,875
McDermott International, Inc., ADR ......       1,000               9,063
Schlumberger, Ltd. ......................       9,100             511,875
Tosco Corp. .............................       3,000              81,562
Transocean Sedco Forex Inc. .............       1,765              59,472
                                                             ------------
                                                                  802,847
                                                             ------------
OTHER TELECOMMUNICATIONS (0.3%)
Global Crossing Holdings Ltd. + .........      11,700             585,000
                                                            ---------------
PRINT MEDIA (0.8%)
Dow Jones & Co., Inc. ...................       2,200             149,600
Dun & Bradstreet Corp. ..................       2,800              82,600
Equifax, Inc. ...........................       1,200              28,275
Gannett Co., Inc. .......................       4,900             399,657
Harcourt General, Inc. ..................         800              32,200
Knight-Ridder, Inc. .....................       1,900             113,050
McGraw-Hill Co., Inc. ...................       3,200             197,200
Meredith Corp. ..........................       1,500              62,531
New York Times Co. ......................       5,400             265,275
Times Mirror Co. ........................       1,000              67,000
Tribune Co. .............................       3,600             198,225
                                                             ------------
                                                                1,595,613
                                                             ------------
PRODUCER GOODS (2.8%)
Allegheny Technologies Incorporated .....       2,600              58,337
Avery Dennison Corp. ....................       1,700             123,887
Cooper Industries, Inc. .................       2,800             113,225
Corning, Inc. ...........................       4,000             515,750
Danaher Corp. ...........................       2,900             139,925
Dover Corp. .............................       1,700              77,137
Ecolab, Inc. ............................       3,400             133,025
Emerson Electric Co. ....................       8,100             464,737
FMC Corp. + .............................         600              34,388
Honeywell International Inc. ............      14,013             808,346
Ikon Office Solutions, Inc. .............       2,200              14,988
Illinois Tool Works, Inc. ...............       4,400             297,275
Ingersoll-Rand Co. ......................       3,900             214,744
ITT Industries, Inc. ....................       1,300              43,469
Milacron, Inc. ..........................         900              13,838
Millipore Corp. .........................         700              27,038
Minnesota Mining and Manufacturing Co. ..       6,700             655,762
Pall Corp. ..............................       1,900              40,969
Parker-Hannifin Corp. ...................       1,700              87,231
PPG Industries, Inc. ....................       3,300             206,456
Sherwin-Williams Co. ....................       4,300              90,300
Thomas & Betts Corp. ....................       1,700              54,187
Timken Co. ..............................       1,000              20,438
Tyco International Ltd. .................      36,600           1,422,825
                                                             ------------
                                                                5,658,277
                                                             ------------
SEMICONDUCTORS AND ELECTRONICS (10.1%)
Adaptec, Inc. + .........................       2,300             114,713
ADC Telecommunications, Inc. + ..........       3,600             261,225
Advanced Micro Devices Corp. + ..........       2,400              69,450
Analog Devices, Inc. + ..................       2,600             241,800
Andrew Corp. + ..........................         600              11,363
Applied Materials, Inc. + ...............       9,400           1,190,862
Comverse Technology, Inc. + .............       1,700             246,075
General Instrument Corp. + ..............       2,700             229,500
Intel Corp. .............................      26,500           2,181,281
KLA Instruments Corp. + .................       2,000             222,750
LSI Logic Corp. + .......................       3,400             229,500
Lucent Technologies, Inc. ...............      51,800           3,875,287
Micron Technology, Inc. + ...............       4,100             318,775
Motorola, Inc. ..........................      12,600           1,855,350
National Semiconductor Corp. + ..........       2,600             111,313
Nortel Networks Corp. ...................      29,300           2,959,300
QUALCOMM Inc. + .........................      16,000           2,818,000
Solectron Corp. + .......................       6,600             627,825
Tellabs, Inc. + .........................       9,400             603,362
Teradyne, Inc. + ........................       4,200             277,200
Texas Instruments, Inc. .................      18,800           1,821,250
Xilinx, Inc. + ..........................       7,600             345,563
                                                             ------------
                                                               20,611,744
                                                             ------------
SPECIALTY CHEMICALS (0.2%)
Air Products and Chemicals, Inc. ........       4,200             140,962
Engelhard Corp. .........................       4,100              77,388
Grace (W.R.) & Co. + ....................       1,800              24,975
Great Lakes Chemical Corp. ..............         700              26,731
Praxair, Inc. ...........................       1,300              65,406
Sigma-Aldrich Corp. .....................       1,900              57,119
                                                             ------------
                                                                  392,581
                                                             ------------
STEEL (0.1%)
Nucor Corp. .............................       1,900             104,144
Worthington Industries ..................       1,300              21,531
                                                             ------------
                                                                  125,675
                                                             ------------
SURFACE TRANSPORT (0.3%)
Burlington Northern Santa Fe Corp. ......       7,800             189,150
CSX Corp. ...............................       3,500             109,813
Kansas City Southern Industries, Inc. ...       1,700             126,862


                                      See Notes to Portfolio of Investments. 131

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES C (CONTINUED)
================================================================================

                                              NUMBER OF         MARKET
                                               SHARES            VALUE
                                             -----------     ------------
SURFACE TRANSPORT (CONTINUED)
Norfolk Southern Corp. ..................       6,300        $    129,150
Union Pacific Corp. .....................       2,300             100,338
                                                             ------------
                                                                  655,313
                                                             ------------
TEXTILES AND APPAREL (0.2%)
Liz Claiborne, Inc. .....................       1,900              71,488
Nike, Inc. ..............................       3,800             188,337
Russell Corporation .....................         500               8,375
Springs Industries, Inc. ................         200               7,988
VF Corp. ................................       2,000              60,000
                                                             ------------
                                                                  336,188
                                                             ------------
TOBACCO (0.0%)
Nabisco Group Holdings Corp. ............       4,900              52,063
UST, Inc. ...............................       2,600              65,487
                                                             ------------
                                                                  117,550
                                                             ------------
TOTAL COMMON STOCKS (COST $144,432,456)                       195,989,928
                                                             ------------
                                           PRINCIPAL
                                             AMOUNT
                                          ------------
LONG-TERM BONDS AND NOTES (3.0%)
U.S. Treasury Strip,Zero
 Coupon,11/15/01-02/15/02................ $ 7,055,000           6,253,833
                                                             ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $6,449,570)               6,253,833
                                                             ------------
SHORT-TERM INVESTMENTS (1.0%)
Federal Home Loan Bank,1.50%,01/03/00 ...   1,791,000           1,791,000
U.S. Treasury Bill,4.80%,02/17/00 .......     200,000             198,800
                                                             ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,989,800)                  1,989,800
                                                             ------------
TOTAL INVESTMENTS (COST $152,871,826)(A)                      204,233,561
OTHER ASSETS LESS LIABILITIES                                     (21,912)
                                                             ------------
TOTAL NET ASSETS                                             $204,211,649
                                                             ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $154,585,163. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains................................              $54,834,254

Unrealized losses...............................               (5,185,856)
                                                              -----------
 Net unrealized gain............................              $49,648,398
                                                              ===========

+     Non-income producing security.

Category percentages are based on net assets.


132 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES D
================================================================================

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       -------------       -------------
COMMON STOCKS (66.7%)
AIR TRANSPORT (0.2%)
AMR Corp. + ........................          5,600        $     375,200
Delta Air Lines, Inc. ..............          6,900              343,706
FDX Corp. + ........................         12,000              491,250
Southwest Airlines Co. .............         20,300              328,606
                                                           -------------
                                                               1,538,762
                                                           -------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. ................         12,500              514,844
Alcoa Inc. .........................         22,100            1,834,300
Reynolds Metals Co. ................          2,400              183,900
                                                           -------------
                                                               2,533,044
                                                           -------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. ...............          3,500              182,875
Briggs & Stratton Corp. ............            800               42,900
Cooper Tire & Rubber Co. ...........          2,700               42,019
Genuine Parts Co. ..................          7,100              176,169
Goodyear Tire & Rubber Co. (The) ...          5,800              163,487
Snap-On, Inc. ......................          1,500               39,844
Stanley Works (The) ................          2,400               72,300
                                                           -------------
                                                                 719,594
                                                           -------------
AUTOMOTIVE (0.8%)
Dana Corp. .........................          6,600              197,588
Delphi Automotive Systems Corp. ....         28,043              441,677
Eaton Corp. ........................          3,500              254,187
Ford Motor Co. .....................         45,700            2,442,094
General Motors Corp. + .............         25,700            1,868,069
Johnson Controls, Inc. .............          3,400              193,375
TRW, Inc. ..........................          6,800              353,175
                                                           -------------
                                                               5,750,165
                                                           -------------
BANKS AND THRIFTS (3.1%)
AmSouth Bancorporation .............         19,500              376,594
Bank of America Corp. ..............         68,600            3,442,862
Bank of New York Co., Inc. .........         29,600            1,184,000
Bank One Corp. .....................         22,000              705,375
BB&T Corp. .........................         13,300              364,088
Chase Manhattan Corp. ..............         33,200            2,579,225
Comerica, Inc. .....................          6,300              294,131
Fifth Third Bancorp ................         11,700              858,487
Firstar Corp. ......................         47,436            1,002,085
Fleet Boston Financial Corp. .......         36,773            1,280,160
Golden West Financial Corp. ........          6,500              217,750
Huntington Bancshares Inc. .........          9,190              219,411
J.P. Morgan & Co. ..................          6,700              848,388
KeyCorp ............................         12,800              283,200
Mellon Financial Corp. .............         20,700              705,094
National City Corp. ................         14,700              348,206
Northern Trust Corp. ...............          8,500              450,500
Old Kent Financial Corp. ...........          4,300              152,113
PNC Bank Corp. .....................         14,300              636,350
Regions Financial Corp. ............          5,200              130,650
SouthTrust Corp. ...................          8,800              332,750
State Street Corp. .................          6,400              467,600
Summit Bancorp .....................          7,000              214,375
Suntrust Banks, Inc. ...............         12,900              887,681
Synovus Financial Corp. ............         10,700              212,663
Union Planters Co. .................          5,700              224,794
Wachovia Corp. .....................          7,800              530,400
Washington Mutual, Inc. ............         23,200              603,200
Wells Fargo & Co. ..................         66,000            2,668,875
                                                           -------------
                                                              22,221,007
                                                           -------------
BIOTECH AND MEDICAL PRODUCTS (0.7%)
Amgen, Inc. + ......................         41,100            2,468,569
Bard (C.R.) Inc. ...................          1,300               68,900
Bausch & Lomb, Inc. ................          3,400              232,687
Biomet, Inc. .......................          4,500              180,000
Boston Scientific Corp. + ..........         23,800              520,625
Guidant Corp. + ....................          8,700              408,900
Mallinckrodt Inc. ..................          1,800               57,262
Medtronic, Inc. + ..................         22,900              834,419
Saint Jude Medical, Inc. + .........          2,100               64,444
                                                           -------------
                                                               4,835,806
                                                           -------------
CHEMICALS (0.7%)
Dow Chemical Co. ...................          8,800            1,175,900
Du Pont (E.I.) de Nemours ..........         41,900            2,760,162
Hercules, Inc. .....................          4,000              111,500
Monsanto Co. .......................         11,800              420,375
Rohm & Haas Co. ....................          8,369              340,514
Union Carbide Corp. ................          5,000              333,750
                                                           -------------
                                                               5,142,201
                                                           -------------
COMMERCIAL SERVICES (0.2%)
Deluxe Corp. .......................          2,000               54,875
Interpublic Group of Co., Inc. (The)         11,300              651,869
Omnicom Group, Inc. ................          6,800              680,000
Paychex, Inc. ......................          5,700              228,000
RR Donnelley & Sons Co. ............          3,200               79,400
Young And Rubicam, Inc. + ..........            800               56,600
                                                           -------------
                                                               1,750,744
                                                           -------------
COMPUTERS (3.0%)
Apple Computer, Inc. + .............          8,000              822,500
Cabletron Systems,  Inc. + .........          6,700              174,200
Gateway, Inc. + ....................         15,800            1,138,587
Hewlett Packard Co. ................         41,000            4,671,437
International Business Machines
 Corp...............................         72,500            7,830,000
Sun Microsystems, Inc. + ...........         84,000            6,504,750
Unisys Corp. + .....................         13,800              440,738
                                                           -------------
                                                              21,582,212
                                                           -------------
CONGLOMERATE AND AEROSPACE (3.7%)
Boeing Co. .........................         56,300            2,339,968
Crane Co. ..........................          1,700               33,787
General Dynamics Corp. .............          9,300              490,575
General Electric Co. ...............        131,800           20,396,050


                                      See Notes to Portfolio of Investments. 133

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES D (CONTINUED)
================================================================================

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       -------------       -------------
CONGLOMERATE AND AEROSPACE (CONTINUED)
Goodrich (B.F.) Co. ................          4,400        $     121,000
Loews Corp. ........................          4,900              297,369
National Service Industries, Inc. ..          1,100               32,450
Northrop Grumman Corp. .............          2,700              145,969
Perkin-Elmer Inc. + ................          1,300               54,194
Raytheon Co. .......................          8,800              233,750
Textron, Inc. ......................          5,700              437,119
United Technologies Corp. ..........         25,000            1,625,000
                                                           -------------
                                                              26,207,231
                                                           -------------
CONSUMER FINANCE (1.1%)
Associates First Capital Corp. .....         29,300              803,919
Capital One Financial Corp. ........         11,400              549,337
Countrywide Credit Industries, Inc.           3,500               88,375
Freddie Mac Corp. ..................         28,000            1,317,750
Federal National Mortgage
 Association........................         41,200            2,572,425
Household International, Inc. ......         23,500              875,375
MBNA Corp. .........................         40,000            1,090,000
Ryder System, Inc. .................          2,600               63,538
SLM Holding Corp. ..................          6,400              270,400
                                                           -------------
                                                               7,631,119
                                                           -------------
CONSUMER PRODUCTS (1.4%)
Avon Products, Inc. ................          9,700              320,100
Colgate-Palmolive Co. ..............         23,400            1,521,000
Gillette Co. .......................         22,500              926,719
International Flavors & Fragrances,
 Inc................................          4,200              158,550
Kimberly-Clark Corp. ...............         21,900            1,428,975
Procter & Gamble Co. ...............         52,800            5,784,900
                                                           -------------
                                                              10,140,244
                                                           -------------
CONSUMER SERVICES (0.8%)
Carnival Corp. .....................         24,700            1,180,969
Cendant Corp. + ....................         27,300              725,156
Darden Restaurants, Inc. ...........          4,400               79,750
H&R Block, Inc. ....................          4,000              175,000
Harrah's Entertainment, Inc. + .....          4,500              118,969
Hilton Hotels Corp. ................          7,000               67,375
Marriott International, Inc. .......          9,400              296,687
McDonald's Corp. ...................         54,400            2,193,000
Mirage Resorts, Inc. + .............          7,800              119,438
Tricon Global Restaurants, Inc. + ..          8,300              320,587
Wendy's International, Inc. ........          4,100               84,563
                                                           -------------
                                                               5,361,494
                                                           -------------
CONSUMER SPECIALTIES (0.0%)
Brunswick Corp. ....................          2,300               51,175
Hasbro, Inc. .......................          7,750              147,735
Jostens, Inc. ......................          1,300               31,606
Mattel, Inc. .......................          8,000              105,000
                                                           -------------
                                                                 335,516
                                                           -------------
DATA AND IMAGING SERVICES (11.1%)
Adobe Systems, Inc. ................          7,200              484,200
America Online, Inc. + .............        134,800           10,168,975
Autodesk, Inc. .....................          2,500               84,375
Automatic Data Processing, Inc. ....         25,100            1,352,262
BMC Software, Inc. + ...............          9,700              775,394
Cisco Systems, Inc. + ..............        178,800           19,153,950
Citrix Systems, Inc. + .............          3,200              393,600
Computer Associates International,
 Inc................................         21,700            1,517,644
Computer Sciences Corp. + ..........          6,200              586,675
Compuware Corp. + ..................          9,400              350,150
Eastman Kodak Co. ..................         12,100              801,625
Electronic Data Systems Corp. ......         23,500            1,573,031
EMC Corp. + ........................         41,400            4,522,950
First Data Corp. ...................         21,900            1,079,944
Microsoft Corp. + ..................        207,400           24,213,950
Network Appliance, Inc. + ..........          6,000              498,375
Novell, Inc. + .....................         13,400              535,162
Oracle Corp. + .....................         57,250            6,415,578
Parametric Technology Co. + ........          9,800              265,213
Seagate Technology, Inc. + .........          7,400              344,563
Yahoo! Inc. + ......................         10,600            4,586,487
                                                           -------------
                                                              79,704,103
                                                           -------------
DISCRETIONARY RETAIL (4.6%)
AutoZone, Inc. + ...................          5,600              180,950
Bed Bath & Beyond, Inc. + ..........          7,300              253,675
Best Buy Co., Inc. + ...............         12,400              622,325
Circuit City Stores, Inc. ..........         11,400              513,712
Consolidated Stores Corp. + ........          3,000               48,750
Costco Wholesale Corp. + ...........         10,800              985,500
Dayton Hudson Co. ..................         22,900            1,681,719
Dollar General Corp. ...............         10,075              229,206
Federated Department Stores, Inc. +          11,700              591,581
Gap, Inc. ..........................         51,300            2,359,800
Home Depot, Inc. ...................        120,300            8,248,069
Kmart Corp. + ......................         19,300              194,206
Kohl's Corp. + .....................          6,600              476,437
Lowe's Co., Inc. ...................         23,100            1,380,225
May Department Stores Co. ..........          5,900              190,275
Nordstrom, Inc. ....................          3,400               89,038
Office Depot, Inc. + ...............         14,100              154,219
Sears, Roebuck & Co. ...............         18,900              575,269
Staples, Inc. + ....................         18,900              392,175
Tandy Corp. ........................         10,800              531,225
The Limited, Inc. ..................         12,400              537,075
The Pep Boys - Manny, Moe & Jack ...          1,400               12,775
TJX Companies, Inc. ................         11,100              226,856
Toys "R" Us, Inc. + ................         12,200              174,613
Wal-Mart Stores, Inc. ..............        179,000           12,373,375
                                                           -------------
                                                              33,023,050
                                                           -------------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
American Express Co. ...............         18,000            2,992,500
Citigroup Inc. .....................        176,200            9,790,112
Providian Financial Corp. ..........          7,600              692,075
                                                           -------------
                                                              13,474,687
                                                           -------------


134 See Notes to Portfolio of Investments.

================================================================================

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       -------------       -------------
DRUGS (3.4%)
Allergan, Inc. .....................          7,100        $     353,225
American Home Products Corp. .......         26,300            1,037,206
Baxter International, Inc. .........         11,200              703,500
Bristol-Myers Squibb Co. ...........         79,700            5,115,744
Johnson & Johnson ..................         55,900            5,205,687
Merck & Co., Inc. ..................         47,000            3,151,938
Pfizer, Inc. .......................        155,600            5,047,275
Pharmacia & Upjohn, Inc. ...........         20,800              936,000
Schering Plough ....................         29,500            1,244,531
Warner Lambert Co. .................         17,300            1,417,519
                                                           -------------
                                                              24,212,625
                                                           -------------
ELECTRIC UTILITIES (1.0%)
AES Corp. + ........................          8,300              620,425
Ameren Corp. .......................          5,500              180,125
American Electric Power Co. ........          7,200              231,300
Carolina Power & Light Co. .........          3,200               97,400
Central & South West Corp. .........          6,600              132,000
Cinergy Corp. ......................          6,100              147,162
CMS Energy Corp. ...................          4,400              137,225
Consolidated Edison, Inc. ..........          8,200              282,900
Constellation Energy Group .........          6,900              200,100
Dominion Resources, Inc. ...........          7,300              286,525
DTE Energy Co. .....................          5,800              181,975
Duke Energy Corp. ..................         14,000              701,750
Edison International Inc. ..........         13,300              348,294
Entergy Corp. ......................          9,700              249,775
FirstEnergy Corp. ..................          9,400              213,262
Florida Progress Corp. .............          3,500              148,094
FPL Group, Inc. ....................          7,200              308,250
GPU, Inc. ..........................          3,300               98,794
Niagara Mohawk Holdings Inc. + .....          3,800               52,963
Peco Energy Co. ....................          9,300              323,175
PG&E Corp. .........................         13,800              282,900
Pinnacle West Capital Corp. ........          3,400              103,912
PP&L Resources, Inc. ...............          6,100              139,537
Public Service Enterprise Group,
 Inc................................         12,400              431,675
Reliant Energy Inc. ................         11,000              251,625
Southern Co. .......................         27,100              636,850
Texas Utilities Co. ................         11,100              394,744
Unicom Corp. .......................          8,700              291,450
                                                           -------------
                                                               7,474,187
                                                           -------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.3%)
Lexmark International Group, Inc. +           4,600              416,300
PE Corp-PE Biosystems Group ........          4,100              493,281
Pitney Bowes, Inc. .................         10,700              516,944
Rockwell International Corp. .......          7,200              344,700
Tektronix, Inc. ....................          1,300               50,537
                                                           -------------
                                                               1,821,762
                                                           -------------
ELECTRONIC MEDIA (1.1%)
CBS Corp. + ........................         30,663            1,960,516
Clear Channel Communications, Inc. +         13,600            1,213,800
Comcast Corp. ......................         28,700            1,451,144
Mediaone Group, Inc. + .............         24,600            1,889,587
Viacom, Inc. + .....................         22,100            1,335,669
                                                           -------------
                                                               7,850,716
                                                           -------------
FOOD AND BEVERAGE (1.7%)
Anheuser-Busch Co., Inc. ...........         21,200            1,502,550
Archer-Daniels-Midland Co. .........         11,700              142,594
Bestfoods ..........................         10,400              546,650
Brown-Forman Corp. + ...............          1,100               62,975
Campbell Soup Co. ..................          8,000              309,500
Coca-Cola Co. ......................         49,600            2,889,200
Coca-Cola Enterprises, Inc. ........          7,900              158,988
Conagra, Inc. ......................         12,900              291,056
Coors (Adolph) Co. .................          1,200               63,000
Fortune Brands, Inc. ...............          6,600              218,213
General Mills, Inc. ................         11,700              418,275
Heinz (H.J.) Co. ...................         13,600              541,450
Kellogg Co. ........................         15,100              465,269
PepsiCo, Inc. ......................         58,500            2,062,125
Quaker Oats Co. ....................          5,300              347,812
Ralston-Ralston Purina Group .......         12,100              337,287
Sara Lee Corp. .....................         34,300              756,744
Seagram Co. Ltd. ...................         17,400              781,912
Wrigley (Wm.) Jr. Co. + ............          3,700              306,869
                                                           -------------
                                                              12,202,469
                                                           -------------
FOOD AND DRUG RETAIL (0.4%)
Albertson's, Inc. ..................          6,827              220,171
CVS Corp. ..........................         11,500              459,281
Great Atlantic & Pacific Tea Co.,
 Inc................................          1,100               30,662
Kroger Co. (The) + .................         33,400              630,425
SUPERVALU, Inc. ....................          3,800               76,000
Sysco Corp. ........................         12,300              486,619
Walgreen Co. .......................         40,400            1,181,700
                                                           -------------
                                                               3,084,858
                                                           -------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Ball Corp. .........................          1,201               47,250
Bemis Co., Inc. ....................          1,600               55,800
Boise Cascade Corp. ................          3,300              133,650
Champion International Corp. .......          5,000              309,687
Crown Cork & Seal Co., Inc. ........          4,600              102,925
Fort James Corp. ...................          8,300              227,212
Georgia-Pacific Corp. ..............         10,300              522,725
International Paper Co. ............         21,633            1,220,912
Louisiana-Pacific Corp. ............          4,400               62,700
Masco Corp. ........................          7,900              200,462
Mead Corp. .........................          4,100              178,094
Owens Corning ......................          1,800               34,763
Owens-Illinois, Inc. + .............          5,800              145,363
Pactiv Corp. + .....................          6,700               71,188


                                      See Notes to Portfolio of Investments. 135

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES D (CONTINUED)
================================================================================

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       -------------       -------------

FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Potlatch Corp. .....................            800        $      35,700
Sealed Air Corp. + .................          3,400              176,162
Temple-Inland Inc. .................          2,900              191,219
Vulcan Materials Co. ...............          3,800              151,763
Westvaco Corp. .....................          2,500               81,563
Weyerhaeuser Co. ...................         13,600              976,650
Willamette Industries, Inc. ........          5,800              269,337
                                                           -------------
                                                               5,195,125
                                                           -------------
GAS UTILITIES (0.5%)
Coastal Corp. (The) ................          8,200              290,588
Columbia Energy Group ..............          3,300              208,725
Consolidated Natural Gas Co. .......          3,900              253,256
El Paso Energy Corp. ...............          8,500              329,906
Enron Corp. ........................         37,400            1,659,625
NICOR, Inc. ........................          1,400               45,500
People's Energy Corp. ..............          1,300               43,550
Sempra Energy ......................          9,000              156,375
Williams Co., Inc. (The) ...........         16,700              510,394
                                                           -------------
                                                               3,497,919
                                                           -------------
HEALTH SERVICES (0.3%)
Cardinal Health, Inc. ..............          8,200              392,575
Columbia/HCA Healthcare Corp. ......         21,800              639,012
HEALTHSOUTH Corp. + ................         11,300               60,738
IMS Health, Inc. ...................         11,800              320,812
Shared Medical Systems Corp. .......            700               35,656
Tenet Healthcare Corp. + ...........         11,900              279,650
United Healthcare Corp. ............          9,800              520,625
Wellpoint Health Networks, Inc. + ..          2,500              164,844
                                                           -------------
                                                               2,413,912
                                                           -------------
HEAVY MACHINERY (0.1%)
Cummins Engine Co., Inc. ...........          1,700               82,131
Deere & Co. ........................          8,700              377,363
NACCO Industries, Inc. .............            200               11,113
Navistar International Corp. + .....          3,800              180,025
PACCAR, Inc. .......................          4,100              181,681
                                                           -------------
                                                                 832,313
                                                           -------------
HOUSING AND FURNISHINGS (0.1%)
Centex Corp. .......................          2,500               61,719
Fleetwood Enterprises, Inc. ........            900               18,563
Kaufman & Broad Home Corp. .........          2,000               48,375
Leggett & Platt, Inc. ..............          7,400              158,637
Maytag Corp. .......................          3,600              172,800
Newell Rubbermaid Inc. .............         10,800              313,200
Pulte Corp. ........................          1,800               40,500
Tupperware Corp. ...................          1,600               27,100
Whirlpool Corp. ....................          3,000              195,187
                                                           -------------
                                                               1,036,081
                                                           -------------
INDUSTRIAL SERVICES (0.1%)
Fluor Corp. ........................          3,100              142,213
USA Waste Management, Inc. .........         18,200              312,812
                                                           -------------
                                                                 455,025
                                                           -------------
INSURANCE (1.9%)
AFLAC, Inc. ........................         13,900              655,906
Allstate Corp. (The) ...............         15,500              372,000
American General Corp. .............          9,900              751,162
American International Group, Inc. .         62,275            6,733,484
Aon Corp. ..........................         10,300              412,000
Chubb Corp. ........................          3,400              191,463
CIGNA Corp. ........................         10,700              862,019
Cincinnati Financial Corp. .........          6,600              205,838
Hartford Financial Services Group,
 Inc................................          8,700              412,162
Jefferson-Pilot Corp. ..............          4,200              286,650
Lincoln National Corp. .............          6,600              264,000
Marsh & McLennan Co., Inc. .........         10,700            1,023,856
MBIA, Inc. .........................          4,000              211,250
MGIC Investment Corp. ..............          5,300              318,994
Progressive Corp. ..................          1,300               95,063
St. Paul Co., Inc. .................          8,500              286,344
Torchmark Corp. ....................          5,300              154,031
UnumProvident Corp. ................          9,636              308,954
                                                           -------------
                                                              13,545,176
                                                           -------------
INVESTMENT SERVICES (1.3%)
Bear Stearns Co., Inc. (The) .......          6,126              261,886
Charles Schwab Corp. ...............         49,400            1,895,725
Franklin Resources, Inc. ...........         10,100              323,831
Lehman Brothers Holdings Inc. ......          6,900              584,344
Merrill Lynch & Co., Inc. ..........         16,600            1,386,100
Morgan Stanley Dean Witter & Co. ...         29,100            4,154,025
Paine Webber Group Inc. ............          7,500              291,094
T. Rowe Price & Associates .........          4,800              177,300
                                                           -------------
                                                               9,074,305
                                                           -------------
MAJOR TELECOMMUNICATIONS (4.9%)
ALLTEL Corp. .......................         12,600            1,041,863
AT&T Corp. .........................        128,450            6,518,837
Bell Atlantic Corp. ................         62,400            3,841,500
BellSouth Corp. ....................         75,700            3,543,706
CenturyTel, Inc. ...................          4,450              210,819
GTE Corp. ..........................         39,100            2,758,994
MCI Worldcom, Inc. + ...............        114,150            6,057,084
Nextel Communications, Inc. + ......         16,700            1,722,188
SBC Communications, Inc. ...........         68,600            3,344,250
Sprint Corp. .......................         31,600            2,127,075
Sprint PCS + .......................         22,500            2,306,250
U.S. WEST, Inc. ....................         20,300            1,461,600
                                                           -------------
                                                              34,934,166
                                                           -------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. .................         14,700              260,006
Freeport-McMoRan Copper & Gold,
 Inc. + ............................          4,000               84,500
Homestake Mining Co. ...............          9,700               75,781
Inco Ltd. + ........................         10,400              244,400


136 See Notes to Portfolio of Investments.

================================================================================

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       -------------       -------------
MISCELLANEOUS METALS (CONTINUED)
Newmont Mining Corp. ...............          6,400        $     156,800
Phelps Dodge Corp. .................          3,000              201,375
                                                           -------------
                                                               1,022,862
                                                           -------------
OIL (4.0%)
Amerada Hess Corp. .................          4,500              255,375
Anadarko Petroleum Corp. ...........          5,100              174,038
Apache Corp. .......................          6,500              240,094
Ashland Oil, Inc. ..................          1,900               62,581
Atlantic Richfield Co. .............         19,500            1,686,750
Burlington Resources, Inc. .........          3,900              128,944
Chevron Corp. ......................         26,400            2,286,900
Conoco Inc. ........................         16,400              407,950
Exxon Mobil Corp. ..................        180,840           14,568,960
Kerr-McGee Corp. ...................          5,200              322,400
Occidental Petroleum Corp. .........         20,500              443,313
Phillips Petroleum Co. .............         14,600              686,200
Royal Dutch Petroleum Co. ..........         86,200            5,209,712
Texaco, Inc. .......................         22,200            1,205,737
Union Pacific Resources Group Inc. .          9,600              122,400
Unocal Corp. .......................         12,100              406,106
USX-Marathon Group .................         15,000              370,313
                                                           -------------
                                                              28,577,773
                                                           -------------
OIL SERVICES (0.4%)
Baker Hughes, Inc. .................         12,600              265,387
Halliburton Co. ....................         17,800              716,450
McDermott International, Inc., ADR .          2,200               19,938
Rowan Co., Inc. + ..................          4,400               95,425
Schlumberger, Ltd. .................         22,100            1,243,125
Tosco Corp. ........................          9,200              250,125
Transocean Sedco Forex Inc. ........          4,287              144,432
                                                           -------------
                                                               2,734,882
                                                           -------------
OTHER TELECOMMUNICATIONS (0.2%)
Global Crossing Holdings Ltd. + ....         31,980            1,599,000
                                                           -------------
PRINT MEDIA (0.5%)
Dow Jones & Co., Inc. ..............          2,600              176,800
Dun & Bradstreet Corp. .............          6,500              191,750
Equifax, Inc. ......................          3,500               82,469
Gannett Co., Inc. ..................         11,200              913,500
Harcourt General, Inc. .............          1,300               52,325
Knight-Ridder, Inc. ................          3,400              202,300
McGraw-Hill Co., Inc. ..............          7,900              486,837
Meredith Corp. .....................          1,100               45,856
New York Times Co. .................          6,500              319,313
Times Mirror Co. ...................          1,300               87,100
Tribune Co. ........................         11,800              649,737
                                                           -------------
                                                               3,207,987
                                                           -------------
PRODUCER GOODS (1.8%)
Avery Dennison Corp. ...............          5,600              408,100
Cooper Industries, Inc. ............          3,800              153,662
Corning, Inc. ......................          9,800            1,263,587
Danaher Corp. ......................          4,900              236,425
Dover Corp. ........................          7,800              353,925
Ecolab, Inc. .......................          5,200              203,450
Emerson Electric Co. ...............         16,700              958,162
FMC Corp. + ........................            900               51,581
Grainger (W.W.), Inc. ..............          3,500              167,344
Honeywell International Inc. .......         31,938            1,842,395
Ikon Office Solutions, Inc. ........          5,300               36,106
Illinois Tool Works, Inc. ..........         11,500              776,969
Ingersoll-Rand Co. .................          5,900              324,869
ITT Industries, Inc. ...............          2,500               83,594
Milacron, Inc. .....................          1,000               15,375
Millipore Corp. ....................          1,200               46,350
Minnesota Mining and Manufacturing
 Co.................................         16,100            1,575,787
Pall Corp. .........................          3,000               64,688
Parker-Hannifin Corp. ..............          5,600              287,350
PPG Industries, Inc. ...............          6,700              419,169
Sherwin-Williams Co. ...............          6,700              140,700
Thermo Electron Corp. + ............          6,100               91,500
Thomas & Betts Corp. ...............          1,500               47,813
Timken Co. .........................          1,700               34,744
Tyco International Ltd. ............         88,856            3,454,277
                                                           -------------
                                                              13,037,922
                                                           -------------
SEMICONDUCTORS AND ELECTRONICS (7.4%)
Adaptec, Inc. + ....................          6,200              309,225
ADC Telecommunications, Inc. + .....          8,400              609,525
Advanced Micro Devices Corp. + .....          4,000              115,750
Analog Devices, Inc. + .............         10,500              976,500
Andrew Corp. + .....................          3,300               62,494
Applied Materials, Inc. + ..........         22,800            2,888,475
Comverse Technology, Inc. + ........          4,600              665,850
General Instrument Corp. + .........          6,200              527,000
Intel Corp. ........................         67,100            5,523,169
KLA Instruments Corp. + ............          5,000              556,875
LSI Logic Corp. + ..................          8,300              560,250
Lucent Technologies, Inc. ..........        125,980            9,424,879
Micron Technology, Inc. + ..........         10,200              793,050
Molex, Inc. ........................          1,600               90,700
Motorola, Inc. .....................         36,700            5,404,075
National Semiconductor Corp. + .....          9,900              423,844
Nortel Networks Corp. ..............         71,400            7,211,400
QUALCOMM Inc. + ....................         39,600            6,974,550
Scientific-Atlanta, Inc. ...........          4,700              261,437
Solectron Corp. + ..................         17,700            1,683,712
Tellabs, Inc. + ....................         24,300            1,559,756
Teradyne, Inc. + ...................         10,300              679,800
Texas Instruments, Inc. ............         47,400            4,591,875
Xilinx, Inc. + .....................         18,400              836,625
                                                           -------------
                                                              52,730,816
                                                           -------------
SPECIALTY CHEMICALS (0.1%)
Air Products and Chemicals, Inc. ...          8,800              295,350
Engelhard Corp. ....................          3,400               64,175


                                      See Notes to Portfolio of Investments. 137

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES D (CONTINUED)
================================================================================

                                          NUMBER OF            MARKET
                                           SHARES               VALUE
                                       -------------       -------------
SPECIALTY CHEMICALS (CONTINUED)
Grace (W.R.) & Co. + ...............          2,500        $      34,688
Great Lakes Chemical Corp. .........          1,500               57,281
Praxair, Inc. ......................          7,900              397,469
Sigma-Aldrich Corp. ................          2,400               72,150
                                                           -------------
                                                                 921,113
                                                           -------------
STEEL (0.1%)
Nucor Corp. ........................          3,300              180,881
USX-US Steel Group, Inc. ...........          4,400              145,200
Worthington Industries .............          2,400               39,750
                                                           -------------
                                                                 365,831
                                                           -------------
SURFACE TRANSPORT (0.2%)
Burlington Northern Santa Fe Corp. .         16,300              395,275
CSX Corp. ..........................          8,100              254,138
Kansas City Southern Industries,
 Inc................................          6,400              477,600
Norfolk Southern Corp. .............          6,800              139,400
Union Pacific Corp. ................          9,500              414,437
                                                           -------------
                                                               1,680,850
                                                           -------------
TEXTILES AND APPAREL (0.1%)
Liz Claiborne, Inc. ................          3,100              116,638
Nike, Inc. .........................          9,400              465,887
Russell Corporation ................          1,200               20,100
Springs Industries, Inc. ...........            300               11,981
VF Corp. ...........................          4,800              144,000
                                                           -------------
                                                                 758,606
                                                           -------------
TOBACCO (0.2%)
Nabisco Group Holdings Corp. .......         12,200              129,625
Philip Morris Co., Inc. ............         47,600            1,103,725
UST, Inc. ..........................          8,500              214,098
                                                               1,447,448
                                                           -------------
TOTAL COMMON STOCKS (COST $427,194,632)                      477,666,708
                                                           -------------
                                        PRINCIPAL
                                         AMOUNT
                                     --------------
LONG-TERM BONDS AND NOTES (39.8%)
Bank of Boston,6.88%,07/15/03 @ ....   $  5,375,000            5,284,378
Countrywide Funding
 Corp.,6.25%,05/25/14...............        424,910              364,028
Dana Corp.,6.25%,03/01/04 @ ........     10,000,000            9,510,700
Delta Air Lines, Inc.,6.65%,03/15/04
 @..................................      7,500,000            7,178,325
DLJ Commercial Mortgage
 Corp.,6.08%,08/10/08...............     11,982,184           11,407,758
Federal Home Loan
 Bank,5.62%,01/19/00................     50,000,000           49,875,111
Federal Home Loan
 Bank,6.50%,11/12/28 # .............    101,400,000           95,538,066
GE Capital Mortgage Services,
 Inc.,6.25%,03/25/14................        544,558              476,318
Green Tree Financial Corp.,
 8.41%,12/01/30 @ ..................      9,000,000            8,150,273
Nationslink Funding Corp.,
 6.04%,11/20/07 * ..................     13,501,328           12,852,259
Norwest Asset Securities
 Corp.,6.75%,02/25/13...............        402,937              368,828
Norwest Asset Securities
 Corp.,6.75%,10/25/28...............        891,779              771,211
Saks Inc.,7.25%,12/01/04 @ .........      5,000,000            4,698,850
U.S. Treasury Strip,Zero
 Coupon,08/15/03-02/15/04...........     95,426,000           73,621,878
USX Corp.,9.63%,08/15/03 ...........      4,410,000            4,693,254
                                                           -------------
TOTAL LONG-TERM BONDS AND NOTES (COST $291,120,416)          284,791,237
                                                           -------------
SHORT-TERM INVESTMENTS (11.3%)
Federal Home Loan
 Bank,1.50%,01/03/00................     35,000,000           35,000,000
Federal Home Loan
 Bank,5.20%,01/26/00................     45,756,000           45,603,989
U.S. Treasury Bill,5.02%,02/17/00 @         100,000               99,373
U.S. Treasury Bill,5.04%,02/17/00 ..        500,000              496,853
                                                           -------------
TOTAL SHORT-TERM INVESTMENTS (COST $81,200,215)               81,200,215
                                                           -------------
TOTAL INVESTMENTS (COST $799,515,263)(A)                     843,658,160
OTHER ASSETS LESS LIABILITIES                               (127,573,593)
                                                           -------------
TOTAL NET ASSETS                                           $ 716,084,567
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $808,762,558. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...............................             $ 60,015,160

Unrealized losses..............................              (25,119,558)
                                                            ------------
 Net unrealized gain...........................             $ 34,895,602
                                                            ============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION      UNREALIZED
    LONG CONTRACTS       CONTRACTS      VALUE          DATE         GAIN/(LOSS)
----------------------   ----------  -----------   ------------  ---------------
S&P 500 Index Futures        7       $ 2,597,350      Mar 00     $        56,870
                                     ===========                 ===============

+     Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

# When-issued or delayed delivery security. The cost of the total when-issued or delayed delivery securities is $96,808,980.

* Segregated securities for purchases of delayed delivery or when-issued securities held at December 31, 1999.

Category percentages are based on net assets.


138 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES E
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         ------------       ------------
COMMON STOCKS (71.8%)
AIR TRANSPORT (0.2%)
AMR Corp. + ..........................         3,400        $    227,800
Delta Air Lines, Inc. ................         3,700             184,306
FDX Corp. + ..........................        11,800             483,062
Southwest Airlines Co. ...............        17,400             281,663
                                                            ------------
                                                               1,176,831
                                                            ------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. ..................         9,900             407,756
Alcoa Inc. ...........................        18,300           1,518,900
Reynolds Metals Co. ..................         3,000             229,875
                                                            ------------
                                                               2,156,531
                                                            ------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. .................         2,500             130,625
Briggs & Stratton Corp. ..............           500              26,813
Cooper Tire & Rubber Co. .............           800              12,450
Genuine Parts Co. ....................         3,400              84,362
Goodyear Tire & Rubber Co. (The) .....         2,600              73,287
Snap-On, Inc. ........................         1,900              50,469
Stanley Works (The) ..................         2,800              84,350
                                                            ------------
                                                                 462,356
                                                            ------------
AUTOMOTIVE (0.9%)
Dana Corp. ...........................         4,800             143,700
Delphi Automotive Systems Corp. ......        20,000             315,000
Eaton Corp. ..........................         1,700             123,463
Ford Motor Co. .......................        37,000           1,977,187
General Motors Corp. + ...............        30,500           2,216,969
Johnson Controls, Inc. ...............         3,000             170,625
TRW, Inc. ............................         3,000             155,812
                                                            ------------
                                                               5,102,756
                                                            ------------
BANKS AND THRIFTS (3.2%)
AmSouth Bancorporation ...............        17,500             337,969
Bank of America Corp. ................        56,700           2,845,631
Bank of New York Co., Inc. ...........        22,300             892,000
Bank One Corp. .......................        19,100             612,394
BB&T Corp. ...........................        13,200             361,350
Chase Manhattan Corp. ................        28,100           2,183,019
Comerica, Inc. .......................         4,100             191,419
Fifth Third Bancorp ..................         9,200             675,050
Firstar Corp. ........................        41,482             876,307
Fleet Boston Financial Corp. .........        27,920             971,965
Golden West Financial Corp. ..........         6,000             201,000
Huntington Bancshares Inc. ...........         5,300             126,538
J.P. Morgan & Co. ....................         5,300             671,112
KeyCorp ..............................        10,600             234,525
Mellon Financial Corp. ...............        15,600             531,375
Northern Trust Corp. .................         5,800             307,400
Old Kent Financial Corp. .............         3,800             134,425
PNC Bank Corp. .......................        12,500             556,250
Regions Financial Corp. ..............         5,500             138,187
SouthTrust Corp. .....................         4,300             162,594
State Street Corp. ...................         3,900             284,944
Summit Bancorp .......................         4,100             125,563
Suntrust Banks, Inc. .................         9,700             667,481
Synovus Financial Corp. ..............         6,500             129,188
U.S. Bancorp .........................        24,600             585,787
Union Planters Co. ...................         4,300             169,581
Wachovia Corp. .......................         5,400             367,200
Washington Mutual, Inc. ..............        15,800             410,800
Wells Fargo & Co. ....................        56,000           2,264,500
                                                            ------------
                                                              18,015,554
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS (0.7%)
Amgen, Inc. + ........................        34,000           2,042,125
Bard (C.R.) Inc. .....................         1,500              79,500
Bausch & Lomb, Inc. ..................         1,900             130,031
Biomet, Inc. .........................         2,500             100,000
Boston Scientific Corp. + ............        18,800             411,250
Guidant Corp. + ......................        10,300             484,100
Mallinckrodt Inc. ....................         2,200              69,988
Medtronic, Inc. + ....................        17,200             626,725
Saint Jude Medical, Inc. + ...........           900              27,619
                                                            ------------
                                                               3,971,338
                                                            ------------
CHEMICALS (0.8%)
Dow Chemical Co. .....................         9,000           1,202,625
Du Pont (E.I.) de Nemours ............        33,000           2,173,875
Hercules, Inc. .......................         2,000              55,750
Monsanto Co. .........................        19,200             684,000
Rohm & Haas Co. ......................         4,900             199,369
Union Carbide Corp. ..................         3,400             226,950
                                                            ------------
                                                               4,542,569
                                                            ------------
COMMERCIAL SERVICES (0.3%)
Deluxe Corp. .........................         1,500              41,156
Interpublic Group of Co., Inc. (The) .         8,500             490,344
Omnicom Group, Inc. ..................         5,900             590,000
Paychex, Inc. ........................         6,300             252,000
RR Donnelley & Sons Co. ..............         3,300              81,881
                                                            ------------
                                                               1,455,381
                                                            ------------
COMPUTERS (3.3%)
Apple Computer, Inc. + ...............         6,300             647,719
Cabletron Systems,  Inc. + ...........         6,000             156,000
Gateway, Inc. + ......................        13,700             987,256
Hewlett Packard Co. ..................        33,900           3,862,481
International Business Machines Corp.         59,900           6,469,200
Sun Microsystems, Inc. + .............        76,800           5,947,200
Unisys Corp. + .......................        11,700             373,669
                                                            ------------
                                                              18,443,525
                                                            ------------
CONGLOMERATE AND AEROSPACE (3.8%)
Boeing Co. ...........................        45,500           1,891,094
Crane Co. ............................         1,700              33,787
General Dynamics Corp. ...............         7,700             406,175
General Electric Co. .................       109,100          16,883,225
Goodrich (B.F.) Co. ..................         1,100              30,250


                                      See Notes to Portfolio of Investments. 139

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES E (CONTINUED)
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         ------------       ------------

CONGLOMERATE AND AEROSPACE (CONTINUED)
Lockheed Martin Corp. ................         5,900        $    129,062
Loews Corp. ..........................         3,600             218,475
National Service Industries, Inc. ....           800              23,600
Northrop Grumman Corp. ...............         2,600             140,562
Perkin-Elmer Inc. + ..................           600              25,013
Raytheon Co. .........................         5,500             146,094
Textron, Inc. ........................         4,000             306,750
United Technologies Corp. ............        21,100           1,371,500
                                                            ------------
                                                              21,605,587
                                                            ------------
CONSUMER FINANCE (1.1%)
Associates First Capital Corp. .......        22,100             606,369
Capital One Financial Corp. ..........         9,000             433,687
Countrywide Credit Industries, Inc. ..         2,800              70,700
Federal Home Loan Mortgage Corp. .....        23,200           1,091,850
Federal National Mortgage Association         35,000           2,185,312
Household International, Inc. ........        20,300             756,175
MBNA Corp. ...........................        31,600             861,100
Ryder System, Inc. ...................         1,800              43,988
SLM Holding Corp. ....................         3,900             164,775
                                                            ------------
                                                               6,213,956
                                                            ------------
CONSUMER PRODUCTS (1.5%)
Alberto-Culver Co. ...................         1,300              33,556
Avon Products, Inc. ..................         6,300             207,900
Clorox Co. ...........................         5,900             297,213
Colgate-Palmolive Co. ................        19,000           1,235,000
Gillette Co. .........................        17,500             720,781
International Flavors & Fragrances,
 Inc..................................         2,700             101,925
Kimberly-Clark Corp. .................        17,700           1,154,925
Procter & Gamble Co. .................        43,700           4,787,881
                                                            ------------
                                                               8,539,181
                                                            ------------
CONSUMER SERVICES (0.7%)
Carnival Corp. .......................        18,700             894,094
Cendant Corp. + ......................        18,600             494,062
Darden Restaurants, Inc. .............         6,600             119,625
H&R Block, Inc. ......................         2,400             105,000
Harrah's Entertainment, Inc. + .......         7,900             208,856
Hilton Hotels Corp. ..................         4,900              47,163
Marriott International, Inc. .........         6,400             202,000
McDonald's Corp. .....................        45,000           1,814,062
Mirage Resorts, Inc. + ...............         3,800              58,188
Tricon Global Restaurants, Inc. + ....         5,300             204,712
Wendy's International, Inc. ..........         3,300              68,063
                                                            ------------
                                                               4,215,825
                                                            ------------
CONSUMER SPECIALTIES (0.0%)
Brunswick Corp. ......................         2,400              53,400
Hasbro, Inc. .........................         5,000              95,312
Jostens, Inc. ........................         1,100              26,744
                                                            ------------
                                                                 175,456
                                                            ------------
DATA AND IMAGING SERVICES (13.1%)
3Com Corp. + .........................        10,400             488,800
Adobe Systems, Inc. ..................         6,000             403,500
America Online, Inc. + ...............       114,400           8,630,050
Automatic Data Processing, Inc. ......        18,900           1,018,238
BMC Software, Inc. + .................         7,200             575,550
Cisco Systems, Inc. + ................       161,000          17,247,125
Citrix Systems, Inc. + ...............         2,900             356,700
Computer Associates International,
 Inc..................................        16,300           1,139,981
Computer Sciences Corp. + ............         4,100             387,963
Compuware Corp. + ....................        10,500             391,125
Eastman Kodak Co. ....................        10,500             695,625
Electronic Data Systems Corp. ........        19,400           1,298,587
EMC Corp. + ..........................        45,300           4,949,025
First Data Corp. .....................        19,200             946,800
Microsoft Corp. + ....................       218,300          25,486,525
Network Appliance, Inc. + ............         3,600             299,025
Novell, Inc. + .......................        11,600             463,275
Oracle Corp. + .......................        46,300           5,188,494
Parametric Technology Co. + ..........         8,900             240,856
Seagate Technology, Inc. + ...........         6,100             284,031
Yahoo! Inc. + ........................         8,700           3,764,381
                                                            ------------
                                                              74,255,656
                                                            ------------
DISCRETIONARY RETAIL (5.4%)
AutoZone, Inc. + .....................         4,700             151,869
Bed Bath & Beyond, Inc. + ............         6,400             222,400
Best Buy Co., Inc. + .................         9,300             466,744
Circuit City Stores, Inc. ............         8,800             396,550
Consolidated Stores Corp. + ..........         2,100              34,125
Costco Wholesale Corp. + .............         8,700             793,875
Dayton Hudson Co. ....................        20,900           1,534,844
Dollar General Corp. .................         6,300             143,325
Federated Department Stores, Inc. + ..         9,500             480,344
Gap, Inc. ............................        41,800           1,922,800
Home Depot, Inc. .....................        99,450           6,818,540
Kmart Corp. + ........................        20,900             210,306
Kohl's Corp. + .......................         6,600             476,437
Lowe's Co., Inc. .....................        18,700           1,117,325
May Department Stores Co. ............        11,500             370,875
Nordstrom, Inc. ......................         3,500              91,656
Office Depot, Inc. + .................        10,000             109,375
Sears, Roebuck & Co. .................        14,900             453,519
Staples, Inc. + ......................        12,200             253,150
Tandy Corp. ..........................         9,600             472,200
The Limited, Inc. ....................        10,500             454,781
The Pep Boys - Manny, Moe & Jack .....         1,000               9,125
TJX Companies, Inc. ..................        13,700             279,994
Toys "R" Us, Inc. + ..................         8,700             124,519
Wal-Mart Stores, Inc. ................       188,200          13,009,325
                                                            ------------
                                                              30,398,003
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
American Express Co. .................        15,300           2,543,625
Citigroup Inc. .......................       145,700           8,095,456


140 See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         ------------       ------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Providian Financial Corp. ............         6,200        $    564,588
                                                            ------------
                                                              11,203,669
                                                            ------------
DRUGS (4.1%)
Allergan, Inc. .......................         4,400             218,900
American Home Products Corp. .........        20,900             824,244
Baxter International, Inc. ...........         8,800             552,750
Bristol-Myers Squibb Co. .............        65,900           4,229,956
Johnson & Johnson ....................        46,200           4,302,375
Merck & Co., Inc. ....................        74,200           4,976,038
Pfizer, Inc. .........................       163,800           5,313,262
Pharmacia & Upjohn, Inc. .............        16,600             747,000
Schering Plough ......................        23,900           1,008,281
Warner Lambert Co. ...................        14,000           1,147,125
                                                            ------------
                                                              23,319,931
                                                            ------------
ELECTRIC UTILITIES (1.0%)
AES Corp. + ..........................         6,200             463,450
Ameren Corp. .........................         3,100             101,525
American Electric Power Co. ..........         4,700             150,988
Central & South West Corp. ...........         5,200             104,000
Cinergy Corp. ........................         5,100             123,038
CMS Energy Corp. .....................         3,500             109,156
Consolidated Edison, Inc. ............         8,000             276,000
Constellation Energy Group ...........         3,100              89,900
Dominion Resources, Inc. .............         6,400             251,200
DTE Energy Co. .......................         5,100             160,012
Duke Energy Corp. ....................        11,000             551,375
Edison International Inc. ............        12,200             319,487
Entergy Corp. ........................         9,700             249,775
FirstEnergy Corp. ....................         6,000             136,125
Florida Progress Corp. ...............         1,900              80,394
FPL Group, Inc. ......................         4,600             196,937
GPU, Inc. ............................         4,500             134,719
Peco Energy Co. ......................         9,200             319,700
PG&E Corp. ...........................        12,500             256,250
PP&L Resources, Inc. .................         6,500             148,688
Public Service Enterprise Group, Inc.          8,000             278,500
Reliant Energy Inc. ..................         7,000             160,125
Southern Co. .........................        20,700             486,450
Texas Utilities Co. ..................         7,300             259,606
Unicom Corp. .........................         5,500             184,250
                                                            ------------
                                                               5,591,650
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.3%)
Lexmark International Group, Inc. + ..         5,200             470,600
PE Corp-PE Biosystems Group ..........         2,400             288,750
Pitney Bowes, Inc. ...................         6,700             323,694
Rockwell International Corp. .........         4,500             215,437
Tektronix, Inc. ......................           900              34,988
Xerox Corp. ..........................        20,100             456,019
                                                            ------------
                                                               1,789,488
                                                            ------------
ELECTRONIC MEDIA (1.1%)
CBS Corp. + ..........................        25,358           1,621,327
Clear Channel Communications, Inc. + .        10,200             910,350
Comcast Corp. ........................        21,500           1,087,094
Mediaone Group, Inc. + ...............        19,200           1,474,800
Viacom, Inc. + .......................        16,700           1,009,306
                                                            ------------
                                                               6,102,877
                                                            ------------
FOOD AND BEVERAGE (1.7%)
Anheuser-Busch Co., Inc. .............        19,200           1,360,800
Archer-Daniels-Midland Co. ...........        10,100             123,094
Bestfoods ............................         8,400             441,525
Brown-Forman Corp. + .................         1,300              74,425
Campbell Soup Co. ....................         7,000             270,812
Coca-Cola Co. ........................        40,200           2,341,650
Coca-Cola Enterprises, Inc. ..........         5,400             108,675
Conagra, Inc. ........................        12,100             273,006
Coors (Adolph) Co. ...................           900              47,250
Fortune Brands, Inc. .................         4,300             142,169
General Mills, Inc. ..................        11,200             400,400
Heinz (H.J.) Co. .....................        11,900             473,769
Kellogg Co. ..........................        10,000             308,125
PepsiCo, Inc. ........................        48,400           1,706,100
Quaker Oats Co. ......................         3,500             229,688
Ralston-Ralston Purina Group .........         7,700             214,638
Sara Lee Corp. .......................        27,000             595,687
Seagram Co. Ltd. .....................        11,900             534,756
Wrigley (Wm.) Jr. Co. + ..............         2,500             207,344
                                                            ------------
                                                               9,853,913
                                                            ------------
FOOD AND DRUG RETAIL (0.6%)
Albertson's, Inc. ....................         5,400             174,150
CVS Corp. ............................        13,500             539,156
Great Atlantic & Pacific Tea Co., Inc.           700              19,513
Kroger Co. (The) + ...................        22,100             417,137
Longs Drug Stores, Inc. ..............           700              18,069
Safeway, Inc. + ......................        11,700             416,081
SUPERVALU, Inc. ......................         3,200              64,000
Sysco Corp. ..........................        10,000             395,625
Walgreen Co. .........................        33,400             976,950
Winn-Dixie Stores, Inc. ..............         3,600              86,175
                                                            ------------
                                                               3,106,856
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Ball Corp. ...........................           700              27,567
Bemis Co., Inc. ......................         1,800              62,775
Boise Cascade Corp. ..................         1,100              44,550
Champion International Corp. .........         4,400             272,525
Crown Cork & Seal Co., Inc. ..........         2,300              51,463
Fort James Corp. .....................         7,000             191,625
Georgia-Pacific Corp. ................         7,700             390,775
International Paper Co. ..............        17,300             976,369
Louisiana-Pacific Corp. ..............         3,500              49,875
Masco Corp. ..........................        13,400             340,025


                                      See Notes to Portfolio of Investments. 141

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES E (CONTINUED)
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         ------------       ------------

FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Mead Corp. ...........................         1,100        $     47,781
Owens Corning ........................         1,900              36,694
Owens-Illinois, Inc. + ...............         4,600             115,287
Pactiv Corp. + .......................         5,100              54,188
Potlatch Corp. .......................           600              26,775
Sealed Air Corp. + ...................         2,200             113,987
Temple-Inland Inc. ...................         2,500             164,844
Vulcan Materials Co. .................         3,200             127,800
Westvaco Corp. .......................         1,900              61,987
Weyerhaeuser Co. .....................        10,700             768,394
Willamette Industries, Inc. ..........         4,200             195,037
                                                            ------------
                                                               4,120,323
                                                            ------------
GAS UTILITIES (0.5%)
Coastal Corp. (The) ..................         5,500             194,906
Columbia Energy Group ................         2,100             132,825
Consolidated Natural Gas Co. .........         2,400             155,850
Eastern Enterprises ..................           400              22,975
El Paso Energy Corp. .................         6,900             267,806
Enron Corp. ..........................        30,900           1,371,187
NICOR, Inc. ..........................         1,200              39,000
People's Energy Corp. ................           600              20,100
Sempra Energy ........................         6,100             105,988
Williams Co., Inc. (The) .............        13,100             400,369
                                                            ------------
                                                               2,711,006
                                                            ------------
HEALTH SERVICES (0.4%)
Cardinal Health, Inc. ................         7,000             335,125
Columbia/HCA Healthcare Corp. ........        21,400             627,287
HEALTHSOUTH Corp. + ..................         7,900              42,463
IMS Health, Inc. .....................         8,000             217,500
Shared Medical Systems Corp. .........           500              25,469
Tenet Healthcare Corp. + .............         9,100             213,850
United Healthcare Corp. ..............         7,800             414,375
Wellpoint Health Networks, Inc. + ....         1,900             125,281
                                                            ------------
                                                               2,001,350
                                                            ------------
HEAVY MACHINERY (0.1%)
Cummins Engine Co., Inc. .............         1,200              57,975
Deere & Co. ..........................         6,100             264,587
NACCO Industries, Inc. ...............           200              11,113
Navistar International Corp. + .......         1,900              90,013
PACCAR, Inc. .........................         3,400             150,662
                                                            ------------
                                                                 574,350
                                                            ------------
HOUSING AND FURNISHINGS (0.1%)
Centex Corp. .........................         2,200              54,313
Fleetwood Enterprises, Inc. ..........           800              16,500
Kaufman & Broad Home Corp. ...........           700              16,931
Leggett & Platt, Inc. ................         6,200             132,912
Maytag Corp. .........................         4,300             206,400
Newell Rubbermaid Inc. ...............         5,800             168,200
Pulte Corp. ..........................         1,100              24,750
Tupperware Corp. .....................         1,100              18,631
Whirlpool Corp. ......................         1,900             123,619
                                                            ------------
                                                                 762,256
                                                            ------------
INDUSTRIAL SERVICES (0.1%)
Fluor Corp. ..........................         2,100              96,338
USA Waste Management, Inc. ...........        19,600             336,875
                                                            ------------
                                                                 433,213
                                                            ------------
INSURANCE (1.9%)
AFLAC, Inc. ..........................        10,500             495,469
Allstate Corp. (The) .................        12,100             290,400
American General Corp. ...............         7,500             569,062
American International Group, Inc. ...        52,800           5,709,000
Aon Corp. ............................         6,300             252,000
Chubb Corp. ..........................         2,900             163,306
CIGNA Corp. ..........................         8,400             676,725
Cincinnati Financial Corp. ...........         5,000             155,937
Conseco, Inc. ........................         7,700             137,638
Hartford Financial Services Group,
 Inc..................................         6,800             322,150
Jefferson-Pilot Corp. ................         3,600             245,700
Lincoln National Corp. ...............         5,400             216,000
Marsh & McLennan Co., Inc. ...........         8,000             765,500
MBIA, Inc. ...........................         3,100             163,719
MGIC Investment Corp. ................         2,800             168,525
Progressive Corp. ....................         2,100             153,562
St. Paul Co., Inc. ...................         6,900             232,444
Torchmark Corp. ......................         3,200              93,000
UnumProvident Corp. ..................         7,500             240,469
                                                            ------------
                                                              11,050,606
                                                            ------------
INVESTMENT SERVICES (1.3%)
Bear Stearns Co., Inc. (The) .........         5,460             233,415
Charles Schwab Corp. .................        40,000           1,535,000
Franklin Resources, Inc. .............         5,900             189,169
Lehman Brothers Holdings Inc. ........         5,000             423,437
Merrill Lynch & Co., Inc. ............        14,100           1,177,350
Morgan Stanley Dean Witter & Co. .....        23,600           3,368,900
Paine Webber Group Inc. ..............         6,300             244,519
T. Rowe Price & Associates ...........         2,300              84,956
                                                            ------------
                                                               7,256,746
                                                            ------------
MAJOR TELECOMMUNICATIONS (5.3%)
ALLTEL Corp. .........................        10,100             835,144
AT&T Corp. ...........................       106,200           5,389,650
Bell Atlantic Corp. ..................        51,600           3,176,625
BellSouth Corp. ......................        62,600           2,930,462
CenturyTel, Inc. .....................         6,100             288,988
GTE Corp. ............................        31,000           2,187,437
MCI Worldcom, Inc. + .................       120,150           6,375,459
Nextel Communications, Inc. + ........        14,600           1,505,625
SBC Communications, Inc. .............        55,500           2,705,625
Sprint Corp. .........................        24,700           1,662,619
Sprint PCS + .........................        18,200           1,865,500
U.S. WEST, Inc. ......................        16,800           1,209,600
                                                            ------------
                                                              30,132,734
                                                            ------------


142 See Notes to Portfolio of Investments.

================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         ------------       ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ...................        12,900        $    228,169
Freeport-McMoRan Copper & Gold, Inc. +         2,800              59,150
Homestake Mining Co. .................         8,800              68,750
Inco Ltd. + ..........................         8,800             206,800
Newmont Mining Corp. .................         5,600             137,200
Phelps Dodge Corp. ...................         1,500             100,687
                                                            ------------
                                                                 800,756
                                                            ------------
OIL (4.0%)
Amerada Hess Corp. ...................         2,600             147,550
Anadarko Petroleum Corp. .............         2,400              81,900
Apache Corp. .........................         3,400             125,588
Ashland Oil, Inc. ....................         1,700              55,994
Atlantic Richfield Co. ...............        16,100           1,392,650
Burlington Resources, Inc. ...........         4,900             162,006
Chevron Corp. ........................        20,700           1,793,137
Conoco Inc. ..........................        12,000             298,500
Exxon Mobil Corp. ....................       149,600          12,052,127
Kerr-McGee Corp. .....................         2,200             136,400
Occidental Petroleum Corp. ...........        17,900             387,088
Phillips Petroleum Co. ...............         9,800             460,600
Royal Dutch Petroleum Co. ............        71,300           4,309,194
Texaco, Inc. .........................        16,700             907,019
Unocal Corp. .........................         7,300             245,006
USX-Marathon Group ...................        10,800             266,625
                                                            ------------
                                                              22,821,384
                                                            ------------
OIL SERVICES (0.3%)
Baker Hughes, Inc. ...................         5,000             105,312
Halliburton Co. ......................        13,400             539,350
McDermott International, Inc., ADR ...         1,900              17,219
Schlumberger, Ltd. ...................        16,700             939,375
Tosco Corp. ..........................         7,600             206,625
Transocean Sedco Forex Inc. ..........         3,240             109,141
                                                            ------------
                                                               1,917,022
                                                            ------------
OTHER TELECOMMUNICATIONS (0.2%)
Global Crossing Holdings Ltd. + ......        26,460           1,323,000
                                                            ------------
PRINT MEDIA (0.5%)
Dow Jones & Co., Inc. ................         1,900             129,200
Dun & Bradstreet Corp. ...............         4,500             132,750
Equifax, Inc. ........................         1,500              35,344
Gannett Co., Inc. ....................         9,200             750,375
Harcourt General, Inc. ...............         1,300              52,325
Knight-Ridder, Inc. ..................         2,200             130,900
McGraw-Hill Co., Inc. ................         6,800             419,050
Meredith Corp. .......................           900              37,519
New York Times Co. ...................         6,300             309,487
Times Mirror Co. .....................         1,300              87,100
Tribune Co. ..........................        10,300             567,144
                                                            ------------
                                                               2,651,194
                                                            ------------
PRODUCER GOODS (1.8%)
Avery Dennison Corp. .................         3,500             255,062
Cooper Industries, Inc. ..............         2,900             117,269
Corning, Inc. ........................         7,400             954,137
Danaher Corp. ........................         3,500             168,875
Dover Corp. ..........................         5,600             254,100
Ecolab, Inc. .........................         3,300             129,113
Emerson Electric Co. .................        13,200             757,350
FMC Corp. + ..........................           700              40,119
Grainger (W.W.), Inc. ................         3,200             153,000
Honeywell International Inc. .........        28,413           1,639,046
Ikon Office Solutions, Inc. ..........         3,700              25,206
Illinois Tool Works, Inc. ............         9,600             648,600
Ingersoll-Rand Co. ...................         5,600             308,350
ITT Industries, Inc. .................         2,800              93,625
Milacron, Inc. .......................           500               7,688
Millipore Corp. ......................           900              34,763
Minnesota Mining and Manufacturing Co.        12,200           1,194,075
Parker-Hannifin Corp. ................         4,400             225,775
PPG Industries, Inc. .................         4,200             262,762
Sherwin-Williams Co. .................         4,100              86,100
Thomas & Betts Corp. .................         1,000              31,875
Timken Co. ...........................         1,200              24,525
Tyco International Ltd. ..............        72,200           2,806,775
                                                            ------------
                                                              10,218,190
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS (7.5%)
Adaptec, Inc. + ......................         4,600             229,425
ADC Telecommunications, Inc. + .......         7,500             544,219
Advanced Micro Devices Corp. + .......         2,800              81,025
Analog Devices, Inc. + ...............         7,900             734,700
Applied Materials, Inc. + ............        18,900           2,394,394
Comverse Technology, Inc. + ..........         3,400             492,150
General Instrument Corp. + ...........         7,900             671,500
Intel Corp. ..........................        54,400           4,477,800
KLA Instruments Corp. + ..............         4,100             456,638
LSI Logic Corp. + ....................         6,600             445,500
Lucent Technologies, Inc. ............       104,200           7,795,462
Micron Technology, Inc. + ............        10,000             777,500
Motorola, Inc. .......................        30,400           4,476,400
National Semiconductor Corp. + .......         6,600             282,563
Nortel Networks Corp. ................        57,800           5,837,800
QUALCOMM Inc. + ......................        31,200           5,495,100
Scientific-Atlanta, Inc. .............         3,200             178,000
Solectron Corp. + ....................        14,100           1,341,262
Tellabs, Inc. + ......................        18,300           1,174,631
Teradyne, Inc. + .....................         6,700             442,200
Texas Instruments, Inc. ..............        38,400           3,720,000
Xilinx, Inc. + .......................        14,400             654,750
                                                            ------------
                                                              42,703,019
                                                            ------------
SPECIALTY CHEMICALS (0.1%)
Air Products and Chemicals, Inc. .....         5,100             171,169
Engelhard Corp. ......................         1,600              30,200
Grace (W.R.) & Co. + .................         1,300              18,038
Great Lakes Chemical Corp. ...........         1,500              57,281


                                      See Notes to Portfolio of Investments. 143

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES E (CONTINUED)
================================================================================

                                           NUMBER OF            MARKET
                                            SHARES               VALUE
                                         ------------       ------------
SPECIALTY CHEMICALS (CONTINUED)
Praxair, Inc. ........................         6,900        $    347,156
Sigma-Aldrich Corp. ..................         2,700              81,169
                                                            ------------
                                                                 705,013
                                                            ------------
STEEL (0.0%)
Nucor Corp. ..........................         2,100             115,106
Worthington Industries ...............         1,000              16,563
                                                            ------------
                                                                 131,669
                                                            ------------
SURFACE TRANSPORT (0.3%)
Burlington Northern Santa Fe Corp. ...        18,300             443,775
CSX Corp. ............................         7,400             232,175
Kansas City Southern Industries, Inc.          5,500             410,437
Norfolk Southern Corp. ...............        12,200             250,100
Union Pacific Corp. ..................         8,900             388,263
                                                            ------------
                                                               1,724,750
                                                            ------------
TEXTILES AND APPAREL (0.1%)
Liz Claiborne, Inc. ..................         1,700              63,962
Nike, Inc. ...........................         9,200             455,975
Russell Corporation ..................         1,100              18,425
Springs Industries, Inc. .............           200               7,988
VF Corp. .............................         2,900              87,000
                                                            ------------
                                                                 633,350
                                                            ------------
TOBACCO (0.2%)
Nabisco Group Holdings Corp. .........         8,200              87,125
Philip Morris Co., Inc. ..............        39,300             911,269
UST, Inc. ............................         4,000             100,750
                                                            ------------
                                                               1,099,144
                                                            ------------
TOTAL COMMON STOCKS (COST $361,831,823)                      407,469,964
                                                            ------------
                                         PRINCIPAL
                                           AMOUNT
                                       -------------
LONG-TERM BONDS AND NOTES (27.3%)
Federal National Mortgage
 Association,Zero Coupon,07/24/04 ....   $ 7,777,000           5,711,195
Federal Home Loan Bank,Zero
 Coupon,02/25/04......................    15,550,000          11,749,891
FICO Strip,Zero Coupon,09/07/04 ......    12,167,000           8,834,094
Federal Home Loan Mortgage Corp.,Zero
 Coupon,08/16/04......................    63,790,000          46,595,405
Israel Government Trust
 Certificate,Zero Coupon,05/15/04 ....    15,731,000          11,643,300
Tennessee Valley Authority Strip, Zero
 Coupon,11/01/04......................    10,781,000           7,779,138
Turkey Government Trust
 Certificate,Zero Coupon,05/15/04 ....     9,218,000           6,822,703
U.S. Treasury Strips,Zero
 Coupon,08/15/04-05/15/05.............    76,889,000          55,582,208
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $157,530,721)          154,717,934
                                                            ------------
SHORT-TERM INVESTMENTS (0.6%)
Federal Home Loan Bank,1.50%,01/03/00      3,192,000           3,192,000
U.S. Treasury Bill,5.04%,02/17/00 @ ..       400,000             397,480
U.S. Treasury Bill,5.08%,02/17/00 @ ..       100,000              99,365
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,688,845)                 3,688,845
                                                            ------------
TOTAL INVESTMENTS (COST $523,051,389)(A)                     565,876,743
OTHER ASSETS LESS LIABILITIES                                  1,802,015
                                                            ------------
TOTAL NET ASSETS                                            $567,678,758
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $529,068,908. Unrealized gains and losses, based on identified tax cost at December 31, 1999, are as follows:

Unrealized gains...............................             $ 53,340,610

Unrealized losses..............................              (16,532,775)
                                                            ------------
 Net unrealized gain...........................             $ 36,807,835
                                                            ============

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION      UNREALIZED
    LONG CONTRACTS       CONTRACTS      VALUE          DATE         GAIN/(LOSS)
----------------------  -----------  ------------  ------------  ---------------
S&P 500 Index Futures        9       $  3,339,450     Mar 00     $       109,764
                                     ============                ===============

+     Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Category percentages are based on net assets.


144 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES G
================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------
COMMON STOCKS (68.1%)
AIR TRANSPORT (0.2%)
AMR Corp. + ...........................         1,500       $    100,500
Delta Air Lines, Inc. .................         1,600             79,700
FDX Corp. + ...........................         4,500            184,219
Southwest Airlines Co. ................         7,400            119,787
                                                            ------------
                                                                 484,206
                                                            ------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd. ...................         3,900            160,631
Alcoa Inc. ............................         8,200            680,600
Reynolds Metals Co. ...................           700             53,638
                                                            ------------
                                                                 894,869
                                                            ------------
AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp. ..................         1,100             57,475
Briggs & Stratton Corp. ...............           200             10,725
Cooper Tire & Rubber Co. ..............           300              4,669
Genuine Parts Co. .....................         1,400             34,738
Goodyear Tire & Rubber Co. (The) ......         1,900             53,556
Snap-On, Inc. .........................           800             21,250
Stanley Works (The) ...................         1,000             30,125
                                                            ------------
                                                                 212,538
                                                            ------------
AUTOMOTIVE (0.8%)
Dana Corp. ............................         2,000             59,875
Delphi Automotive Systems Corp. .......         8,500            133,875
Eaton Corp. ...........................           700             50,838
Ford Motor Co. ........................        17,600            940,500
General Motors Corp. + ................        11,600            843,175
Johnson Controls, Inc. ................         1,300             73,937
TRW, Inc. .............................         1,300             67,519
                                                            ------------
                                                               2,169,719
                                                            ------------
BANKS AND THRIFTS (2.9%)
AmSouth Bancorporation ................         6,900            133,256
Bank of America Corp. .................        25,000          1,254,687
Bank of New York Co., Inc. ............        11,300            452,000
Bank One Corp. ........................         9,800            314,212
BB&T Corp. ............................         5,600            153,300
Chase Manhattan Corp. .................        12,100            940,019
Comerica, Inc. ........................         1,700             79,369
Fifth Third Bancorp ...................         4,700            344,862
Firstar Corp. .........................        15,300            323,212
Fleet Boston Financial Corp. ..........        13,900            483,894
Golden West Financial Corp. ...........         2,600             87,100
Huntington Bancshares Inc. ............         2,200             52,525
J.P. Morgan & Co. .....................         2,700            341,887
KeyCorp ...............................         4,500             99,563
Mellon Financial Corp. ................         7,900            269,094
Northern Trust Corp. ..................         2,400            127,200
PNC Bank Corp. ........................         4,600            204,700
Regions Financial Corp. ...............         2,300             57,788
SouthTrust Corp. ......................         1,800             68,063
State Street Corp. ....................         1,600            116,900
Summit Bancorp ........................         1,700             52,063
Suntrust Banks, Inc. ..................         3,900            268,369
Synovus Financial Corp. ...............         2,800             55,650
Union Planters Co. ....................         1,500             59,156
Wachovia Corp. ........................         2,300            156,400
Washington Mutual, Inc. ...............         6,700            174,200
Wells Fargo & Co. .....................        25,500          1,031,156
                                                            ------------
                                                               7,700,625
                                                            ------------
BIOTECH AND MEDICAL PRODUCTS (0.7%)
Amgen, Inc. + .........................        15,700            942,981
Bard (C.R.) Inc. ......................           800             42,400
Bausch & Lomb, Inc. ...................           800             54,750
Becton, Dickinson & Co. ...............         1,200             32,100
Biomet, Inc. ..........................         1,100             44,000
Boston Scientific Corp. + .............         7,400            161,875
Guidant Corp. + .......................         2,400            112,800
Mallinckrodt Inc. .....................           800             25,450
Medtronic, Inc. + .....................         8,400            306,075
Saint Jude Medical, Inc. + ............           400             12,275
                                                            ------------
                                                               1,734,706
                                                            ------------
CHEMICALS (0.7%)
Dow Chemical Co. ......................         3,200            427,600
Du Pont (E.I.) de Nemours .............        15,800          1,040,825
Hercules, Inc. ........................         1,200             33,450
Monsanto Co. ..........................         3,700            131,812
Rohm & Haas Co. .......................         2,600            105,788
Union Carbide Corp. ...................         1,600            106,800
                                                            ------------
                                                               1,846,275
                                                            ------------
COMMERCIAL SERVICES (0.2%)
Deluxe Corp. ..........................           600             16,463
Interpublic Group of Co., Inc. (The) ..         3,400            196,137
Omnicom Group, Inc. ...................         2,800            280,000
Paychex, Inc. .........................         2,600            104,000
RR Donnelley & Sons Co. ...............         1,400             34,738
                                                            ------------
                                                                 631,338
                                                            ------------
COMPUTERS (3.1%)
Apple Computer, Inc. + ................         3,200            329,000
Cabletron Systems,  Inc. + ............         3,000             78,000
Gateway, Inc. + .......................         6,200            446,787
Hewlett Packard Co. ...................        15,700          1,788,819
International Business Machines Corp. .        27,900          3,013,200
Sun Microsystems, Inc. + ..............        31,400          2,431,537
Unisys Corp. + ........................         4,900            156,494
                                                            ------------
                                                               8,243,837
                                                            ------------
CONGLOMERATE AND AEROSPACE (3.8%)
Boeing Co. ............................        21,900            910,219
Crane Co. .............................           700             13,913
General Dynamics Corp. ................         1,800             94,950
General Electric Co. ..................        50,800          7,861,300
Goodrich (B.F.) Co. ...................           400             11,000
Lockheed Martin Corp. .................         1,900             41,562


                                      See Notes to Portfolio of Investments. 145

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES G (CONTINUED)
================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------
CONGLOMERATE AND AEROSPACE (CONTINUED)
Loews Corp. ...........................         1,300       $     78,894
National Service Industries, Inc. .....           500             14,750
Northrop Grumman Corp. ................         1,100             59,469
Perkin-Elmer Inc. + ...................           300             12,506
Raytheon Co. ..........................         5,000            132,812
Textron, Inc. .........................         1,700            130,369
United Technologies Corp. .............         9,700            630,500
                                                            ------------
                                                               9,992,244
                                                            ------------
CONSUMER FINANCE (1.0%)
Associates First Capital Corp. ........         8,700            238,706
Capital One Financial Corp. ...........         4,600            221,663
Countrywide Credit Industries, Inc. ...         1,200             30,300
Freddie Mac Corp. .....................        10,100            475,331
Federal National Mortgage Association .        14,700            917,831
Household International, Inc. .........         9,300            346,425
MBNA Corp. ............................        11,700            318,825
Ryder System, Inc. ....................           800             19,550
SLM Holding Corp. .....................         1,600             67,600
                                                            ------------
                                                               2,636,231
                                                            ------------
CONSUMER PRODUCTS (1.5%)
Alberto-Culver Co. ....................           600             15,488
Avon Products, Inc. ...................         2,600             85,800
Colgate-Palmolive Co. .................         9,000            585,000
Gillette Co. ..........................         7,900            325,381
International Flavors & Fragrances,
 Inc...................................         1,100             41,525
Kimberly-Clark Corp. ..................         8,200            535,050
Procter & Gamble Co. ..................        20,400          2,235,075
                                                            ------------
                                                               3,823,319
                                                            ------------
CONSUMER SERVICES (0.8%)
Carnival Corp. ........................         8,900            425,531
Cendant Corp. + .......................        10,800            286,875
Darden Restaurants, Inc. ..............         2,800             50,750
H&R Block, Inc. .......................         1,000             43,750
Harrah's Entertainment, Inc. + ........         1,900             50,231
Hilton Hotels Corp. ...................         3,000             28,875
Marriott International, Inc. ..........         2,700             85,219
McDonald's Corp. ......................        21,200            854,625
Mirage Resorts, Inc. + ................         2,300             35,219
Tricon Global Restaurants, Inc. + .....         2,300             88,838
Wendy's International, Inc. ...........         1,400             28,875
                                                            ------------
                                                               1,978,788
                                                            ------------
CONSUMER SPECIALTIES (0.0%)
Brunswick Corp. .......................         1,000             22,250
Hasbro, Inc. ..........................         2,100             40,031
Jostens, Inc. .........................           400              9,725
                                                            ------------
                                                                  72,006
                                                            ------------
DATA AND IMAGING SERVICES (11.5%)
Adobe Systems, Inc. ...................         2,800            188,300
America Online, Inc. + ................        52,000          3,922,750
Autodesk, Inc. ........................           600             20,250
Automatic Data Processing, Inc. .......         9,700            522,587
BMC Software, Inc. + ..................         3,600            287,775
Ceridian Corp. + ......................         1,500             32,344
Cisco Systems, Inc. + .................        66,000          7,070,250
Citrix Systems, Inc. + ................         1,200            147,600
Computer Associates International, Inc.         7,800            545,512
Computer Sciences Corp. + .............         2,600            246,025
Compuware Corp. + .....................         4,100            152,725
Eastman Kodak Co. .....................         5,000            331,250
Electronic Data Systems Corp. .........         7,100            475,256
EMC Corp. + ...........................        15,700          1,715,225
First Data Corp. ......................         8,700            429,019
Microsoft Corp. + .....................        79,900          9,328,325
Network Appliance, Inc. + .............         1,800            149,513
Novell, Inc. + ........................         4,900            195,694
Oracle Corp. + ........................        22,100          2,476,581
Parametric Technology Co. + ...........         3,700            100,131
Polaroid Corp. ........................           200              3,763
Seagate Technology, Inc. + ............         3,700            172,281
Yahoo! Inc. + .........................         4,100          1,774,019
                                                            ------------
                                                              30,287,175
                                                            ------------
DISCRETIONARY RETAIL (4.8%)
AutoZone, Inc. + ......................         1,700             54,931
Bed Bath & Beyond, Inc. + .............         2,000             69,500
Best Buy Co., Inc. + ..................         3,600            180,675
Circuit City Stores, Inc. .............         3,700            166,731
Consolidated Stores Corp. + ...........         1,300             21,125
Costco Wholesale Corp. + ..............         4,000            365,000
Dayton Hudson Co. .....................         8,900            653,594
Dollar General Corp. ..................         2,600             59,150
Federated Department Stores, Inc. + ...         4,600            232,587
Gap, Inc. .............................        18,800            864,800
Home Depot, Inc. ......................        46,500          3,188,156
J.C. Penney Co., Inc. .................         1,200             23,925
Kmart Corp. + .........................         8,800             88,550
Kohl's Corp. + ........................         2,800            202,125
Lowe's Co., Inc. ......................         9,100            543,725
May Department Stores Co. .............         4,900            158,025
Nordstrom, Inc. .......................         1,500             39,281
Office Depot, Inc. + ..................         4,200             45,938
Sears, Roebuck & Co. ..................         5,800            176,538
Staples, Inc. + .......................         5,100            105,825
Tandy Corp. ...........................         4,000            196,750
The Limited, Inc. .....................         4,100            177,581
The Pep Boys - Manny, Moe & Jack ......           600              5,475
TJX Companies, Inc. ...................         5,800            118,538
Toys "R" Us, Inc. + ...................         3,600             51,525
Wal-Mart Stores, Inc. .................        69,100          4,776,537
                                                            ------------
                                                              12,566,587
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
American Express Co. ..................         6,500          1,080,625
Citigroup Inc. ........................        67,900          3,772,693


146 See Notes to Portfolio of Investments.

================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Providian Financial Corp. .............         2,700       $    245,869
                                                            ------------
                                                               5,099,187
                                                            ------------
DRUGS (3.7%)
Allergan, Inc. ........................         1,900             94,525
American Home Products Corp. ..........         9,700            382,544
Baxter International, Inc. ............         3,600            226,125
Bristol-Myers Squibb Co. ..............        30,600          1,964,137
Johnson & Johnson .....................        20,800          1,937,000
Merck & Co., Inc. .....................        23,600          1,582,675
Pfizer, Inc. ..........................        60,100          1,949,494
Pharmacia & Upjohn, Inc. ..............         7,900            355,500
Schering Plough .......................        15,100            637,031
Warner Lambert Co. ....................         6,700            548,981
                                                            ------------
                                                               9,678,012
                                                            ------------
ELECTRIC UTILITIES (0.9%)
AES Corp. + ...........................         2,500            186,875
Ameren Corp. ..........................         1,300             42,575
American Electric Power Co. ...........           900             28,913
Central & South West Corp. ............         2,200             44,000
CMS Energy Corp. ......................         1,300             40,544
Consolidated Edison, Inc. .............         2,200             75,900
Constellation Energy Group ............         1,500             43,500
Dominion Resources, Inc. ..............         1,900             74,575
DTE Energy Co. ........................         2,200             69,025
Duke Energy Corp. .....................         5,700            285,712
Edison International Inc. .............         5,200            136,175
Entergy Corp. .........................         3,800             97,850
FirstEnergy Corp. .....................         2,500             56,719
Florida Progress Corp. ................         1,200             50,775
FPL Group, Inc. .......................         1,900             81,344
GPU, Inc. .............................         1,900             56,881
Peco Energy Co. .......................         3,900            135,525
PG&E Corp. ............................         4,500             92,250
Pinnacle West Capital Corp. ...........           800             24,450
PP&L Resources, Inc. ..................         2,800             64,050
Public Service Enterprise Group, Inc. .         3,400            118,362
Reliant Energy Inc. ...................         3,000             68,625
Southern Co. ..........................         8,100            190,350
Texas Utilities Co. ...................         3,100            110,244
Unicom Corp. ..........................         2,300             77,050
                                                            ------------
                                                               2,252,269
                                                            ------------
ELECTRICAL MACHINERY AND INSTRUMENTS (0.3%)
Lexmark International Group, Inc. + ...         2,200            199,100
PE Corp-PE Biosystems Group ...........         1,000            120,312
Pitney Bowes, Inc. ....................         2,900            140,106
Rockwell International Corp. ..........         1,900             90,963
Tektronix, Inc. .......................           600             23,325
Xerox Corp. ...........................         6,800            154,275
                                                            ------------
                                                                 728,081
                                                            ------------
ELECTRONIC MEDIA (1.4%)
CBS Corp. + ...........................        11,900            760,857
Clear Channel Communications, Inc. + ..         5,200            464,100
Comcast Corp. .........................        10,800            546,075
Mediaone Group, Inc. + ................         8,800            675,950
Time Warner, Inc. .....................         5,900            427,381
Viacom, Inc. + ........................        10,800            652,725
                                                            ------------
                                                               3,527,088
                                                            ------------
FOOD AND BEVERAGE (1.7%)
Anheuser-Busch Co., Inc. ..............         7,000            496,125
Bestfoods .............................         4,300            226,019
Brown-Forman Corp. + ..................           500             28,625
Campbell Soup Co. .....................         2,100             81,244
Coca-Cola Co. .........................        19,100          1,112,575
Coca-Cola Enterprises, Inc. ...........         4,900             98,612
Conagra, Inc. .........................         5,100            115,069
Coors (Adolph) Co. ....................           400             21,000
Fortune Brands, Inc. ..................         1,800             59,513
General Mills, Inc. ...................         4,700            168,025
Heinz (H.J.) Co. ......................         5,000            199,062
Kellogg Co. ...........................         6,500            200,281
PepsiCo, Inc. .........................        21,100            743,775
Quaker Oats Co. .......................         1,500             98,438
Ralston-Ralston Purina Group ..........         3,300             91,988
Sara Lee Corp. ........................        13,700            302,256
Seagram Co. Ltd. ......................         5,000            224,687
Wrigley (Wm.) Jr. Co. + ...............         1,900            157,581
                                                            ------------
                                                               4,424,875
                                                            ------------
FOOD AND DRUG RETAIL (0.5%)
Albertson's, Inc. .....................         2,100             67,725
CVS Corp. .............................         5,700            227,644
Great Atlantic & Pacific Tea Co., Inc.            400             11,150
Kroger Co. (The) + ....................         9,300            175,537
Longs Drug Stores, Inc. ...............           300              7,744
SUPERVALU, Inc. .......................         1,400             28,000
Sysco Corp. ...........................         4,000            158,250
Walgreen Co. ..........................        15,600            456,300
Winn-Dixie Stores, Inc. ...............         1,600             38,300
                                                            ------------
                                                               1,170,650
                                                            ------------
FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Armstrong World Industries, Inc. ......           400             13,353
Ball Corp. ............................           300             11,813
Bemis Co., Inc. .......................           800             27,900
Boise Cascade Corp. ...................           900             36,450
Champion International Corp. ..........         1,600             99,100
Crown Cork & Seal Co., Inc. ...........         1,400             31,325
Fort James Corp. ......................         2,600             71,175
Georgia-Pacific Corp. .................         3,200            162,400
International Paper Co. ...............         8,200            462,787
Louisiana-Pacific Corp. ...............         1,500             21,375
Masco Corp. ...........................         5,400            137,025


                                      See Notes to Portfolio of Investments. 147

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES G (CONTINUED)

================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------

FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Mead Corp. ............................           400       $     17,375
Owens Corning .........................           800             15,450
Owens-Illinois, Inc. + ................         1,800             45,113
Pactiv Corp. + ........................         2,000             21,250
Potlatch Corp. ........................           400             17,850
Sealed Air Corp. + ....................           900             46,631
Temple-Inland Inc. ....................         1,000             65,938
Vulcan Materials Co. ..................         1,200             47,925
Westvaco Corp. ........................         1,200             39,150
Weyerhaeuser Co. ......................         5,400            387,787
Willamette Industries, Inc. ...........         1,800             83,587
                                                            ------------
                                                               1,862,759
                                                            ------------
GAS UTILITIES (0.4%)
Coastal Corp. (The) ...................         2,300             81,506
Columbia Energy Group .................         1,200             75,900
Consolidated Natural Gas Co. ..........         1,000             64,937
El Paso Energy Corp. ..................         2,700            104,794
Enron Corp. ...........................        13,200            585,750
NICOR, Inc. ...........................           500             16,250
People's Energy Corp. .................           300             10,050
Sempra Energy .........................         1,100             19,113
Williams Co., Inc. (The) ..............         5,100            155,869
                                                            ------------
                                                               1,114,169
                                                            ------------
HEALTH SERVICES (0.3%)
Cardinal Health, Inc. .................         2,900            138,838
Columbia/HCA Healthcare Corp. .........         8,300            243,294
HEALTHSOUTH Corp. + ...................         4,800             25,800
IMS Health, Inc. ......................         3,400             92,438
Shared Medical Systems Corp. ..........           300             15,281
Tenet Healthcare Corp. + ..............         3,200             75,200
United Healthcare Corp. ...............         3,100            164,687
Wellpoint Health Networks, Inc. + .....           800             52,750
                                                            ------------
                                                                 808,288
                                                            ------------
HEAVY MACHINERY (0.1%)
Cummins Engine Co., Inc. ..............           700             33,819
Deere & Co. ...........................         2,700            117,112
NACCO Industries, Inc. ................           100              5,556
Navistar International Corp. + ........           800             37,900
PACCAR, Inc. ..........................         1,400             62,038
                                                            ------------
                                                                 256,425
                                                            ------------
HOUSING AND FURNISHINGS (0.1%)
Centex Corp. ..........................           900             22,219
Fleetwood Enterprises, Inc. ...........           300              6,188
Kaufman & Broad Home Corp. ............           300              7,256
Leggett & Platt, Inc. .................         1,900             40,731
Maytag Corp. ..........................         1,800             86,400
Newell Rubbermaid Inc. ................         2,900             84,100
Pulte Corp. ...........................           500             11,250
Tupperware Corp. ......................           900             15,244
Whirlpool Corp. .......................         1,400             91,087
                                                            ------------
                                                                 364,475
                                                            ------------
INDUSTRIAL SERVICES (0.1%)
Fluor Corp. ...........................           900             41,288
USA Waste Management, Inc. ............         7,400            127,187
                                                            ------------
                                                                 168,475
                                                            ------------
INSURANCE (1.9%)
AFLAC, Inc. ...........................         5,500            259,531
Allstate Corp. (The) ..................         3,900             93,600
American General Corp. ................         3,600            273,150
American International Group, Inc. ....        24,100          2,605,812
Aon Corp. .............................         2,700            108,000
Chubb Corp. ...........................         1,300             73,206
CIGNA Corp. ...........................         3,400            273,913
Cincinnati Financial Corp. ............         2,000             62,375
Conseco, Inc. .........................         4,000             71,500
Hartford Financial Services Group, Inc.         2,800            132,650
Jefferson-Pilot Corp. .................         1,600            109,200
Lincoln National Corp. ................         2,300             92,000
Marsh & McLennan Co., Inc. ............         3,800            363,612
MBIA, Inc. ............................         1,300             68,656
MGIC Investment Corp. .................         2,000            120,375
Progressive Corp. .....................           700             51,188
St. Paul Co., Inc. ....................         2,800             94,325
Torchmark Corp. .......................         1,400             40,688
UnumProvident Corp. ...................         2,900             92,981
                                                            ------------
                                                               4,986,762
                                                            ------------
INVESTMENT SERVICES (1.2%)
Bear Stearns Co., Inc. (The) ..........         2,300             98,325
Charles Schwab Corp. ..................        17,800            683,075
Franklin Resources, Inc. ..............         2,500             80,156
Lehman Brothers Holdings Inc. .........         2,100            177,844
Merrill Lynch & Co., Inc. .............         5,700            475,950
Morgan Stanley Dean Witter & Co. ......        10,700          1,527,425
Paine Webber Group Inc. ...............         2,700            104,794
T. Rowe Price & Associates ............         1,400             51,712
                                                            ------------
                                                               3,199,281
                                                            ------------
MAJOR TELECOMMUNICATIONS (5.1%)
ALLTEL Corp. ..........................         4,200            347,288
AT&T Corp. ............................        48,400          2,456,300
Bell Atlantic Corp. ...................        23,000          1,415,937
BellSouth Corp. .......................        29,300          1,371,606
CenturyTel, Inc. ......................         2,600            123,175
GTE Corp. .............................        14,400          1,016,100
MCI Worldcom, Inc. + ..................        44,100          2,340,056
Nextel Communications, Inc. + .........         5,400            556,875
SBC Communications, Inc. ..............        28,500          1,389,375
Sprint Corp. ..........................        13,400            901,988
Sprint PCS + ..........................         8,300            850,750
U.S. WEST, Inc. .......................         7,500            540,000
                                                            ------------
                                                              13,309,450
                                                            ------------


148 See Notes to Portfolio of Investments.

================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------
MISCELLANEOUS METALS (0.1%)
Barrick Gold Corp. ....................         6,300       $    111,431
Freeport-McMoRan Copper & Gold, Inc. +          1,700             35,913
Inco Ltd. + ...........................         2,100             49,350
Phelps Dodge Corp. ....................           900             60,412
                                                            ------------
                                                                 257,106
                                                            ------------
OIL (4.1%)
Amerada Hess Corp. ....................         1,100             62,425
Anadarko Petroleum Corp. ..............         1,500             51,188
Apache Corp. ..........................         1,600             59,100
Ashland Oil, Inc. .....................           700             23,056
Atlantic Richfield Co. ................         6,800            588,200
Burlington Resources, Inc. ............         2,100             69,431
Chevron Corp. .........................        10,300            892,237
Conoco Inc. ...........................         8,800            218,900
Exxon Mobil Corp. .....................        69,700          5,615,206
Kerr-McGee Corp. ......................         1,100             68,200
Occidental Petroleum Corp. ............         6,900            149,213
Phillips Petroleum Co. ................         4,600            216,200
Royal Dutch Petroleum Co. .............        32,300          1,952,131
Texaco, Inc. ..........................         8,700            472,519
Unocal Corp. ..........................         5,200            174,525
USX-Marathon Group ....................         4,600            113,563
                                                            ------------
                                                              10,726,094
                                                            ------------
OIL SERVICES (0.4%)
Baker Hughes, Inc. ....................         5,500            115,844
Halliburton Co. .......................         5,400            217,350
McDermott International, Inc., ADR ....           700              6,344
Schlumberger, Ltd. ....................         8,500            478,125
Tosco Corp. ...........................         2,300             62,531
Transocean Sedco Forex Inc. ...........         1,649             55,550
                                                            ------------
                                                                 935,744
                                                            ------------
OTHER TELECOMMUNICATIONS (0.2%)
Global Crossing Holdings Ltd. + .......        11,500            575,000
                                                            ------------
PRINT MEDIA (0.4%)
Dow Jones & Co., Inc. .................           800             54,400
Dun & Bradstreet Corp. ................         1,900             56,050
Equifax, Inc. .........................           600             14,138
Gannett Co., Inc. .....................         4,100            334,406
Harcourt General, Inc. ................           600             24,150
Knight-Ridder, Inc. ...................           900             53,550
McGraw-Hill Co., Inc. .................         2,900            178,712
Meredith Corp. ........................           400             16,675
New York Times Co. ....................         2,600            127,725
Times Mirror Co. ......................           600             40,200
Tribune Co. ...........................         3,600            198,225
                                                            ------------
                                                               1,098,231
                                                            ------------
PRODUCER GOODS (1.9%)
Allegheny Technologies Incorporated ...         1,000             22,438
Avery Dennison Corp. ..................         1,500            109,313
Cooper Industries, Inc. ...............         1,200             48,525
Corning, Inc. .........................         3,800            489,962
Danaher Corp. .........................         2,600            125,450
Dover Corp. ...........................         2,400            108,900
Ecolab, Inc. ..........................         1,400             54,775
Emerson Electric Co. ..................         6,600            378,675
FMC Corp. + ...........................           300             17,194
Grainger (W.W.), Inc. .................           900             43,031
Honeywell International Inc. ..........        17,800          1,026,837
Ikon Office Solutions, Inc. ...........         1,700             11,581
Illinois Tool Works, Inc. .............         4,600            310,788
Ingersoll-Rand Co. ....................         2,400            132,150
ITT Industries, Inc. ..................         1,200             40,125
Milacron, Inc. ........................           200              3,075
Millipore Corp. .......................           500             19,313
Minnesota Mining and Manufacturing Co.          6,100            597,037
Parker-Hannifin Corp. .................         1,700             87,231
PPG Industries, Inc. ..................         1,800            112,613
Sherwin-Williams Co. ..................         1,700             35,700
Thomas & Betts Corp. ..................           400             12,750
Timken Co. ............................           700             14,306
Tyco International Ltd. ...............        32,500          1,263,437
                                                            ------------
                                                               5,065,206
                                                            ------------
SEMICONDUCTORS AND ELECTRONICS (7.6%)
Adaptec, Inc. + .......................         1,900             94,763
ADC Telecommunications, Inc. + ........         3,600            261,225
Advanced Micro Devices Corp. + ........         1,700             49,194
Analog Devices, Inc. + ................         4,200            390,600
Andrew Corp. + ........................           400              7,575
Applied Materials, Inc. + .............         8,900          1,127,519
Comverse Technology, Inc. + ...........         1,300            188,175
General Instrument Corp. + ............         3,200            272,000
Intel Corp. ...........................        25,200          2,074,275
KLA Instruments Corp. + ...............         1,500            167,062
LSI Logic Corp. + .....................         2,600            175,500
Lucent Technologies, Inc. .............        48,600          3,635,887
Micron Technology, Inc. + .............         4,400            342,100
Motorola, Inc. ........................        14,300          2,105,675
National Semiconductor Corp. + ........         2,400            102,750
Nortel Networks Corp. .................        27,000          2,727,000
QUALCOMM Inc. + .......................        15,200          2,677,100
Scientific-Atlanta, Inc. ..............         1,400             77,875
Solectron Corp. + .....................         6,200            589,775
Tellabs, Inc. + .......................         9,200            590,525
Teradyne, Inc. + ......................         4,000            264,000
Texas Instruments, Inc. ...............        18,600          1,801,875
Xilinx, Inc. + ........................         5,800            263,719
                                                            ------------
                                                              19,986,169
                                                            ------------
SPECIALTY CHEMICALS (0.1%)
Air Products and Chemicals, Inc. ......         2,200             73,837
Engelhard Corp. .......................           700             13,213
Grace (W.R.) & Co. + ..................           600              8,325
Great Lakes Chemical Corp. ............           600             22,912


                                      See Notes to Portfolio of Investments. 149

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES G (CONTINUED)
================================================================================

                                            NUMBER OF          MARKET
                                             SHARES             VALUE
                                          ------------      ------------
SPECIALTY CHEMICALS (CONTINUED)
Praxair, Inc. .........................         3,100       $    155,969
Sigma-Aldrich Corp. ...................         1,100             33,069
                                                            ------------
                                                                 307,325
                                                            ------------
STEEL (0.0%)
Nucor Corp. ...........................         1,600             87,700
Worthington Industries ................           400              6,625
                                                            ------------
                                                                  94,325
                                                            ------------
SURFACE TRANSPORT (0.2%)
Burlington Northern Santa Fe Corp. ....         7,100            172,175
CSX Corp. .............................         2,200             69,025
Kansas City Southern Industries, Inc. .         2,400            179,100
Norfolk Southern Corp. ................         1,900             38,950
Union Pacific Corp. ...................         3,800            165,775
                                                            ------------
                                                                 625,025
                                                            ------------
TEXTILES AND APPAREL (0.1%)
Liz Claiborne, Inc. ...................           700             26,338
Nike, Inc. ............................         4,900            242,856
Russell Corporation ...................           400              6,700
Springs Industries, Inc. ..............           100              3,994
VF Corp. ..............................         1,200             36,000
                                                            ------------
                                                                 315,888
                                                            ------------
TOBACCO (0.2%)
Nabisco Group Holdings Corp. ..........         3,500             37,187
Philip Morris Co., Inc. ...............        20,000            463,750
UST, Inc. .............................         1,700             42,819
                                                            ------------
                                                                 543,756
                                                            ------------
TOTAL COMMON STOCKS (COST $171,244,210)                      178,754,578
                                                            ------------
                                          PRINCIPAL
                                            AMOUNT
                                        --------------
LONG-TERM BONDS AND NOTES (29.2%)
U.S. Treasury Note,Zero Coupon,
  11/15/04 ............................  $105,284,000         76,763,617
                                                            ------------
TOTAL LONG-TERM BONDS AND NOTES (COST $77,357,329)            76,763,617
                                                            ------------
SHORT-TERM INVESTMENTS (2.7%)
Federal Home Loan Bank,1.50%,01/03/00 .     5,956,000          5,956,000
U.S. Treasury Bill,5.00%,02/17/00 @ ...       100,000             99,375
U.S. Treasury Bill,5.02%,02/17/00 @ ...       900,000            894,353
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,949,727)                 6,949,728
                                                            ------------
TOTAL INVESTMENTS (COST $255,551,266)(A)                     262,467,923
OTHER ASSETS LESS LIABILITIES                                     89,201
                                                            ------------
TOTAL NET ASSETS                                            $262,557,124
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses at December 31, 1999, are as follows:

Unrealized gains............................                 $ 9,992,787

Unrealized losses...........................                  (3,076,130)
                                                             -----------
 Net unrealized gain........................                 $ 6,916,657
                                                             ===========

Information concerning open futures contracts at December 31, 1999 is shown below:

                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
    LONG CONTRACTS       CONTRACTS      VALUE          DATE        GAIN/(LOSS)
----------------------  -----------  ------------  ------------  --------------
S&P 500 Index Futures       14       $  5,194,700     Mar 00     $       34,991
                                     ============                ==============

+     Non-income producing security.

@ Security pledged to cover initial margin requirements on open futures contracts at December 31, 1999.

Category percentages are based on net assets.


150 See Notes to Financial Statements.

AETNA GET FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999
SERIES H
================================================================================

                                             PRINCIPAL          MARKET
                                              AMOUNT             VALUE
                                            -----------       ----------
SHORT-TERM INVESTMENTS (95.7%)
Archer Daniels Midland,5.50%,02/04/00 ....    150,000         $  149,267
Countrywide Home Loans,5.35%,01/10/00 ....    160,000            159,834
Federal Farm Credit Bank,5.25%,01/12/00 ..    650,000            649,147
Federal Home Loan Bank,1.50%,01/03/00 ....    650,000            650,000
Federal Home Loan Bank,5.60%,03/15/00 ....    300,000            296,640
Federal Home Loan Bank,5.77%,03/17/00 ....    300,000            296,607
Federal National Mortgage
 Associates,5.82%,03/16/00................    535,000            528,847
Jefferson Smurfit Finance
 Co.,5.95%,02/08/00.......................    125,000            124,256
Merrill Lynch & Co.,  Inc.,5.55%,01/28/00     150,000            149,422
U.S. Treasury Bill,5.15%,03/16/00 ........    575,000            569,083
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,572,688)                 3,573,103
                                                              ----------
TOTAL INVESTMENTS (COST $3,572,688)(A)                         3,573,103
OTHER ASSETS LESS LIABILITIES                                    159,521
                                                              ----------
TOTAL NET ASSETS                                              $3,732,624
                                                              ==========

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical. Unrealized gains and losses at December 31, 1999, are as follows:

Unrealized gains..............................                  $    415

Unrealized losses.............................                        --
                                                                --------
 Net unrealized gain..........................                  $    415
                                                                ========

Category percentages are based on net assets.


                                          See Notes to Financial Statements. 151

AETNA GET FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
================================================================================

ASSETS:
Investments, at market value ..........................................
Cash ..................................................................
Receivable for:
 Dividends and interest ...............................................
 Investments sold .....................................................
 Fund shares sold .....................................................
 Variation margin .....................................................
Prepaid expenses ......................................................

     Total assets .....................................................

LIABILITIES:
Payable for:
 Investments purchased ................................................
 Fund shares redeemed .................................................
Accrued investment advisory fees ......................................
Accrued administrative service fees ...................................
Accrued custody fees ..................................................
Other liabilities .....................................................

     Total liabilities ................................................

      NET ASSETS ......................................................

NET ASSETS REPRESENTED BY:
Paid-in capital .......................................................
Net unrealized gain on investments and open futures contracts .........
Undistributed net investment income ...................................
Accumulated net realized gain (loss) on investments ...................

      NET ASSETS ......................................................

Cost of investments ...................................................
CAPITAL SHARES:
Par Value .............................................................
Outstanding ...........................................................
Net asset value, offering and redemption price per share (net assets divided by shares outstanding) .......................................


152 See Notes to Financial Statements.

================================================================================

        SERIES C         SERIES D         SERIES E         SERIES G          SERIES H
     ---------------  ---------------  ---------------  ---------------  ----------------

      $204,233,561     $843,658,160     $565,876,743     $262,467,923       $3,573,103
            11,028           20,382           16,562            1,132              550

           152,760        1,595,011          289,532           57,697               --
                --           48,215        1,898,520          149,508            9,937
                --               --               --               --          159,330
                --            5,950            7,650           11,900               --
             2,131            6,378            2,771               46               --
      ------------     ------------     ------------     ------------       ----------
       204,399,480      845,334,096      568,091,778      262,688,206        3,742,920
      ------------     ------------     ------------     ------------       ----------


                --      128,617,971               --               --               --
            48,191          165,562           51,343           21,663               --
           108,123          388,575          303,808           86,826              229
            13,515           48,572           37,976           11,906               69
            13,348            5,201            3,898            2,025              506
             4,654           23,648           15,995            8,662            9,492
      ------------     ------------     ------------     ------------       ----------
           187,831      129,249,529          413,020          131,082           10,296
      ------------     ------------     ------------     ------------       ----------
      $204,211,649     $716,084,567     $567,678,758     $262,557,124       $3,732,624
      ============     ============     ============     ============       ==========

      $137,741,930     $674,154,312     $531,705,869     $255,117,209       $3,727,694
        51,361,735       44,199,767       42,935,118        6,951,648              415
           303,500        5,917,007        1,570,177          468,819            4,515
        14,804,484       (8,186,519)      (8,532,406)          19,448               --
      ------------     ------------     ------------     ------------       ----------
      $204,211,649     $716,084,567     $567,678,758     $262,557,124       $3,732,624
      ============     ============     ============     ============       ==========

      $152,871,826     $799,515,263     $523,051,389     $255,551,266       $3,572,688

      $      0.001     $      0.001     $      0.001     $      0.001       $    0.001
        15,995,752       67,249,388       52,720,690       25,315,141          372,325

      $      12.77     $      10.65     $      10.77     $      10.37       $    10.03


                                          See Notes to Financial Statements. 153

AETNA GET FUND
STATEMENTS OF OPERATIONS
DECEMBER 31, 1999
================================================================================

INVESTMENT INCOME:

Dividends .............................................................
Interest ..............................................................


Foreign taxes withheld on dividends ...................................

     Total investment income ..........................................

INVESTMENT EXPENSES:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Trustees' fees ........................................................
Registration fees .....................................................
Miscellaneous expenses ................................................

Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............

     Net expenses .....................................................

Net investment income .................................................


NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures contracts ....................................................

     Net realized gain (loss) on investments ..........................

Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures contracts ....................................................

     Net change in unrealized gain or loss on investments .............

Net realized and change in unrealized gain or loss on investments .....

Net increase in net assets resulting from operations ..................


154 See Notes to Financial Statements.

================================================================================

           SERIES C      SERIES D              SERIES E                       SERIES G                        SERIES H
          YEAR ENDED    YEAR ENDED    PERIOD FROM JUNE 15, 1999    PERIOD FROM SEPTEMBER 15, 1999   PERIOD FROM DECEMBER 15, 1999
         DECEMBER 31,  DECEMBER 31,  (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)    (COMMENCEMENT OF OPERATIONS)
             1999          1999          TO DECEMBER 31, 1999           TO DECEMBER 31, 1999            TO DECEMBER 31, 1999
         ------------  ------------  ----------------------------  ------------------------------   -----------------------------
         $ 2,268,793   $ 4,306,372           $ 1,021,210                    $   58,039                        $    --
             320,833    21,604,109             5,494,417                       776,320                          4,874
         -----------   -----------           -----------                    ----------                        -------
           2,589,626    25,910,481             6,515,627                       834,359                          4,874
             (23,044)      (46,458)               (1,385)                           --                             --
         -----------   -----------           -----------                    ----------                        -------
           2,566,582    25,864,023             6,514,242                       834,359                          4,874
         -----------   -----------           -----------                    ----------                        -------

           1,164,188     4,338,938             1,061,278                        98,538                            229
             145,523       552,059               147,657                        15,420                             69
               4,494        15,873                 3,627                         1,976                          1,696
              20,615        18,192                 4,515                         2,097                            506
               2,576         2,073                 1,517                           867                            217
              23,002        12,672                17,211                        17,058                          5,025
               5,990        19,959                 5,241                         3,987                            784
              (5,275)       15,000                 7,503                         1,347                          1,584
               7,798        15,204                 2,084                           573                            186
         -----------   -----------           -----------                    ----------                        -------
           1,368,911     4,989,970             1,250,633                       141,863                         10,296
                  --        (4,158)               (5,094)                      (17,356)                        (9,937)
         -----------   -----------           -----------                    ----------                        -------
           1,368,911     4,985,812             1,245,539                       124,507                            359
         -----------   -----------           -----------                    ----------                        -------
           1,197,671    20,878,211             5,268,703                       709,852                          4,515
         -----------   -----------           -----------                    ----------                        -------

          30,949,511    (8,390,178)           (8,090,640)                     (303,656)                            --
             382,961       205,955              (441,766)                      323,104                             --
         -----------   -----------           -----------                    ----------                        -------
          31,332,472    (8,184,223)           (8,532,406)                       19,448                             --
         -----------   -----------           -----------                    ----------                        -------

           9,390,331    44,142,897            42,825,354                     6,916,657                            415
                  --        56,870               109,764                        34,991                             --
         -----------   -----------           -----------                    ----------                        -------
           9,390,331    44,199,767            42,935,118                     6,951,648                            415
         -----------   -----------           -----------                    ----------                        -------
          40,722,803    36,015,544            34,402,712                     6,971,096                            415
         -----------   -----------           -----------                    ----------                        -------
         $41,920,474   $56,893,755           $39,671,415                    $7,680,948                        $ 4,930
         ===========   ===========           ===========                    ==========                        =======


                                          See Notes to Financial Statements. 155

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                       SERIES C
                                         -------------------------------------
                                            YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                         -----------------   -----------------
FROM OPERATIONS:
Net investment income .................    $  1,197,671        $  2,311,496
Net realized gain on investments.......      31,332,472          41,726,160
Net change in unrealized gain or loss
 on investments........................       9,390,331          16,257,595
                                           ------------        ------------
 Net increase in net assets resulting
 from operations.......................      41,920,474          60,295,251
                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............      (1,612,703)         (1,999,433)
From net realized gains................     (57,111,643)        (26,131,436)
                                           ------------        ------------
 Decrease in net assets from
 distributions to shareholders.........     (58,724,346)        (28,130,869)
                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares exchanged*........          30,881           1,331,190
Net asset value of shares issued upon
  reinvestment of distributions........      58,724,346          28,130,869
Payments for shares redeemed...........     (64,946,688)        (82,171,253)
                                           ------------        ------------
 Net decrease in net assets from fund
 share transactions....................      (6,191,461)        (52,709,194)
                                           ------------        ------------
  Net change in net assets.............     (22,995,333)        (20,544,812)
NET ASSETS:
Beginning of period....................     227,206,982         247,751,794
                                           ------------        ------------
End of period..........................    $204,211,649        $227,206,982
                                           ============        ============
End of period net assets includes
 undistributed net investment income...    $    303,500        $    718,532
                                           ============        ============
SHARE TRANSACTIONS:
Number of shares exchanged*............           2,121              97,439
Number of shares issued upon
  reinvestment of distributions........       4,829,305           2,094,000
Number of shares redeemed..............      (4,553,632)         (6,120,999)
                                           ------------        ------------
 Net increase (decrease)...............         277,794          (3,929,560)
                                           ============        ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.


156 See Notes to Financial Statements.

================================================================================

                                                       SERIES D
                                        ---------------------------------------
                                                                PERIOD FROM
                                                              OCTOBER 15, 1998
                                                              (COMMENCEMENT OF
                                           YEAR ENDED           OPERATIONS)
                                        DECEMBER 31, 1999   TO DECEMBER 31, 1998
                                        -----------------   --------------------
FROM OPERATIONS:
Net investment income .................   $  20,878,211        $   1,649,066
Net realized loss on investments ......      (8,184,223)              (2,296)
Net change in unrealized gain or
 loss on investments ..................      44,199,767                   --
                                          -------------        -------------
 Net increase in net assets
 resulting from operations ............      56,893,755            1,646,770
                                          -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ............     (14,978,076)          (1,632,194)
                                          -------------        -------------
 Decrease in net assets from
 distributions to shareholders ........     (14,978,076)          (1,632,194)
                                          -------------        -------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold/exchanged* ..     380,855,808          383,646,817
Net asset value of shares issued
  upon reinvestment of distributions ..      14,978,076            1,632,194
Payments for shares redeemed ..........    (106,958,583)                  --
                                          -------------        -------------
 Net increase in net assets from
 fund share transactions ..............     288,875,301          385,279,011
                                          -------------        -------------
  Net change in net assets ............     330,790,980          385,293,587
NET ASSETS:
Beginning of period ...................     385,293,587                   --
                                          -------------        -------------
End of period .........................   $ 716,084,567        $ 385,293,587
                                          =============        =============
End of period net assets includes
 undistributed net investment income ..   $   5,917,007        $      16,872
                                          =============        =============
SHARE TRANSACTIONS:
Number of shares sold/exchanged* ......      37,852,335           38,171,760
Number of shares issued upon
  reinvestment of distributions .......       1,444,410              162,473
Number of shares redeemed .............     (10,381,590)                  --
                                          -------------        -------------
 Net increase .........................      28,915,155           38,334,233
                                          =============        =============

* Exchanges into the Series are from initial shareholders who have exchange privileges.


                                          See Notes to Financial Statements. 157

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                                SERIES E
                                                         ----------------------
                                                              PERIOD FROM
                                                             JUNE 15, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO DECEMBER 31, 1999
                                                          --------------------
FROM OPERATIONS:
Net investment income .................................      $  5,268,703
Net realized loss on investments.......................        (8,532,406)
Net change in unrealized gain or loss on investments...        42,935,118
                                                             ------------
 Net increase in net assets resulting from operations..        39,671,415
                                                             ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............................        (3,698,526)
                                                             ------------
 Decrease in net assets from distributions to
 shareholders..........................................        (3,698,526)
                                                             ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold/exchanged*...................       542,018,402
Net asset value of shares issued upon reinvestment of
  distributions........................................         3,698,519
Payments for shares redeemed...........................       (14,011,052)
                                                             ------------
 Net increase in net assets from fund share
 transactions..........................................       531,705,869
                                                             ------------
  Net change in net assets.............................       567,678,758
NET ASSETS:
Beginning of period....................................                --
                                                             ------------
End of period..........................................      $567,678,758
                                                             ============
End of period net assets includes undistributed net
 investment income.....................................      $  1,570,177
                                                             ============
SHARE TRANSACTIONS:
Number of shares sold/exchanged*.......................        53,728,873
Number of shares issued upon reinvestment of
  distributions........................................           354,604
Number of shares redeemed..............................        (1,362,787)
                                                             ------------
 Net increase..........................................        52,720,690
                                                             ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.


158 See Notes to Financial Statements.

================================================================================

                                                                SERIES G
                                                         ----------------------
                                                              PERIOD FROM
                                                           SEPTEMBER 15, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO DECEMBER 31, 1999
                                                          --------------------
FROM OPERATIONS:
Net investment income .................................      $    709,852
Net realized gain on investments.......................            19,448
Net change in unrealized gain or loss on investments...         6,951,648
                                                             ------------
 Net increase in net assets resulting from operations..         7,680,948
                                                             ------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income.............................          (241,033)
                                                             ------------
 Decrease in net assets from distributions to
 shareholders..........................................          (241,033)
                                                             ------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold/exchanged*...................       255,281,122
Net asset value of shares issued upon reinvestment of
  distributions........................................           241,033
Payments for shares redeemed...........................          (404,946)
                                                             ------------
 Net increase in net assets from fund share
 transactions..........................................       255,117,209
                                                             ------------
  Net change in net assets.............................       262,557,124
NET ASSETS:
Beginning of period....................................                --
                                                             ------------
End of period..........................................      $262,557,124
                                                             ============
End of period net assets includes undistributed net
 investment income.....................................      $    468,819
                                                             ============
SHARE TRANSACTIONS:
Number of shares sold/exchanged*.......................        25,330,752
Number of shares issued upon reinvestment of
  distributions........................................            23,926
Number of shares redeemed..............................           (39,537)
                                                             ------------
 Net increase..........................................        25,315,141
                                                             ============

* Exchanges into the Series are from initial shareholders who have exchange privileges.


                                          See Notes to Financial Statements. 159

AETNA GET FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
================================================================================

                                                                SERIES H
                                                         ----------------------
                                                              PERIOD FROM
                                                           DECEMBER 15, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO DECEMBER 31, 1999
                                                          --------------------
FROM OPERATIONS:
Net investment income .................................        $    4,515
Net change in unrealized gain or loss on investments...               415
                                                               ----------
 Net increase in net assets resulting from operations..             4,930
                                                               ----------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold..............................         3,727,694
                                                               ----------
 Net increase in net assets from fund share
 transactions..........................................         3,727,694
                                                               ----------
  Net change in net assets.............................         3,732,624
NET ASSETS:
Beginning of period....................................                --
                                                               ----------
End of period..........................................        $3,732,624
                                                               ==========
End of period net assets includes undistributed net
 investment income.....................................        $    4,515
                                                               ==========
SHARE TRANSACTIONS:
Number of shares sold..................................           372,325
                                                               ----------
 Net increase..........................................           372,325
                                                               ==========


160 See Notes to Financial Statements.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
================================================================================

1. ORGANIZATION

Aetna GET Fund (Fund) is registered under the Investment Company Act of 1940 as an open-end management investment company. It was organized under the laws of Massachusetts as a business trust on March 9, 1987. The Declaration of Trust permits the Fund to offer separate series, each of which has its own investment objective, policies and restrictions.

Currently there are five diversified Series of the Fund, Aetna GET Fund, Series C (GET C), Aetna GET Fund, Series D (GET D), Aetna GET Fund, Series E (GET E), Aetna GET Fund Series G (GET G) and Aetna GET Fund series H (GET H) (individually, a Series and collectively, the Series). Each Series seek to achieve maximum total return by participating in favorable equity market performance without compromising a minimum targeted rate of return during a specified five year period (Guarantee Period). The minimum targeted return for each Series during the Guarantee Period is 1.5% (except for GET C and GET D which is 2.5%) before asset based contract charges and each Series' cost of operations.

                ACCUMULATION           GUARANTEE         MATURITY
                   PERIOD               PERIOD             DATE
                   ------               ------             ----
     GET C*  09/16/96 - 12/16/96  12/17/96 - 12/16/01   12/16/01
     GET D*  10/15/98 - 01/15/99  01/16/99 - 01/15/04   01/15/04
     GET E*  06/15/99 - 09/14/99  09/15/99 - 09/14/04   09/14/04
     GET G*  09/15/99 - 12/14/99  12/15/99 - 12/14/04   12/14/04
     GET H   12/15/99 - 03/14/00  03/15/00 - 03/14/05   03/14/05
     * Closed to new investors.

Shares of the Series' are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. At December 31, 1999, separate accounts of Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates held all the shares outstanding of each Series.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Series. ALIAC serves as the principal underwriter to each Series. Aeltus and ALIAC are both indirect wholly-owned subsidiaries of Aetna Inc.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of each Series have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein, although actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Trustees (Board).

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. Each Series invests in financial futures contracts as a hedge against its existing portfolio securities, to manage the risk of changes in interest rates, equity prices or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, each Series is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by a Series equal to the daily fluctuations in the market value of the contract. These amounts are recorded by a Series as unrealized gains or losses. When a contract is closed, a Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by a Series are closed prior to expiration.

The risks associated with financial futures may arise from an imperfect correlation between the change in market value of the securities held by the Series and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Series to sell them promptly at an acceptable price. Restricted securities are those which can only be sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Series may invest up to 15% of its total assets in illiquid securities. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Series will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. FEDERAL INCOME TAXES

Each Series intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Series is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Thus, the financial statements contain no provision for federal income taxes.

================================================================================

E. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures contracts and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Internal Revenue Code.

F. LINE OF CREDIT

Certain series of Aetna GET Fund (GET C and GET D), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP Inc., Aetna Variable Fund, Aetna Income Shares, and certain series of Aetna Series Fund Inc., collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. For its services as Agent, Citibank, N.A. received an agent fee of $200,000. In addition, the revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Aetna Mutual Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The revolving credit facility became effective on November 30, 1999, and there was no outstanding balance as of December 31, 1999.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES

Each Series pays Aeltus an investment advisory fee expressed as a percentage of each Series' average daily net assets. Each Series pays Aeltus 0.60% of their respective average daily net assets during the Guarantee Period. (0.25% of its average daily net assets during the Accumulation Period)

Each Series pays Aeltus an administrative services fee in exchange for receiving certain administrative and shareholder services and to compensate Aeltus for supervising the Series' other service providers. Each Series pays Aeltus an administrative services fee at an annual rate based on its average daily net assets. The rate for each Series is 0.075% on the first $5 billion in assets and 0.050% on assets over $5 billion.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Series, in exchange for fees payable by Aeltus, of up to 0.30% of the Series' average daily net assets. For the year ending December 31, 1999, Aeltus paid ALIAC $3,310,393.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus may, from time to time, make reimbursements to GET C for some or all of its operating expenses or it may waive fees in order to maintain a certain expense ratio. Aeltus is contractually obligated for GET D, GET E, GET G and GET H to reimburse the Series' for some or all of their operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Series' yield and total return. Actual expenses for the year ended December 31, 1999 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

AETNA GET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1999 were:

                      COST OF PURCHASES         PROCEEDS FROM SALES
                      -----------------         -------------------
          GET C        $   97,684,935             $  157,722,922
          GET D         2,132,301,497              1,650,632,862
          GET E           805,567,382                281,640,891
          GET G           305,361,795                 56,697,742

6. CAPITAL LOSS CARRYFORWARD

In accordance with applicable provisions of the Internal Revenue Code, as of December 31, 1999, GET E incurred a capital loss carryforward of $2,405,124 which expires on December 31, 2007.

AETNA GET FUND
ADDITIONAL INFORMATION
DECEMBER 31, 1999
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                            GET C              16.60%
                            GET D              17.56%
                            GET E              18.12%
                            GET G               8.18%

In accordance with federal tax authorities, GET C paid $34,517,537 and $2.7219 of aggregate and per share dividends, respectively, which qualify to be taxed at long-term capital gain rates.

YEAR 2000 (UNAUDITED)

The Fund's Year 2000 remediation efforts have been completed. Currently, the Fund has no information that indicates a mission-critical vendor or service provider will be unable to sell goods or provide services to the Fund or that any customer will be unable to purchase from the Fund because of Year 2000 issues. As of today, the Fund has not experienced any significant disruptions to its financial reporting or operating activities that were caused by failure of its computerized systems resulting from Year 2000 issues.

AETNA GET FUND
FINANCIAL HIGHLIGHTS
SERIES C
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                PERIOD FROM
                                                                             DECEMBER 17, 1996
                              YEAR ENDED      YEAR ENDED      YEAR ENDED      (COMMENCEMENT OF
                             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,       OPERATIONS)
                                 1999            1998            1997       TO DECEMBER 31, 1996
                             ------------    ------------    ------------   --------------------
Net asset value,
 beginning of period .....   $     14.46     $     12.61     $     10.23       $     10.13
                             -----------     -----------     -----------       -----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income ...          0.09            0.14            0.19+             0.01+
 Net realized and
 change in unrealized
 gain or loss on
 investments .............          2.78            3.23            2.39              0.14
                             -----------     -----------     -----------       -----------
   Total from
    investment
    operations ...........          2.87            3.37            2.58              0.15
                             -----------     -----------     -----------       -----------
LESS DISTRIBUTIONS:
 From net investment
 income ..................         (0.12)          (0.12)          (0.18)            (0.05)
 From net realized
 gains on investments ....         (4.44)          (1.40)          (0.02)               --
                             -----------     -----------     -----------       -----------
   Total distributions ...         (4.56)          (1.52)          (0.20)            (0.05)
                             -----------     -----------     -----------       -----------
Net asset value, end
 of period ...............   $     12.77     $     14.46     $     12.61       $     10.23
                             ===========     ===========     ===========       ===========

Total return* ............         23.56%          27.76%          25.25%             1.52%
Net assets, end of
 period (000's) ..........   $   204,212     $   227,207     $   247,752       $   208,442
Ratio of net expenses
 to average net assets ...          0.71%           0.72%           0.75%             0.75%(1)
Ratio of net
 investment income to
 average net assets ......          0.62%           0.89%           1.58%             3.04%(1)
Portfolio turnover
 rate ....................         51.05%         108.16%         126.43%             6.25%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.


166 See Notes to Financial Statements.

SERIES D
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                            OCTOBER 15, 1998
                                            YEAR ENDED      (COMMENCEMENT OF
                                           DECEMBER 31,       OPERATIONS)
                                               1999       TO DECEMBER 31, 1998
                                           ------------   --------------------
Net asset value, beginning of period ....   $  10.05          $  10.00
                                            --------          --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..................       0.31              0.10
 Net realized and change in unrealized
 gain or loss on investments ............       0.51                --
                                            --------          --------
   Total from investment operations .....       0.82              0.10
                                            --------          --------
LESS DISTRIBUTIONS:
 From net investment income .............      (0.22)            (0.05)
                                            --------          --------
   Total distributions ..................      (0.22)            (0.05)
                                            --------          --------
Net asset value, end of period ..........   $  10.65          $  10.05
                                            ========          ========

Total return* ...........................       8.01%#              --
Net assets, end of period (000's) .......   $716,085          $385,294
Ratio of net expenses to average net
 assets..................................       0.68%             0.36%(1)
Ratio of net investment income to average
 net assets .............................       2.84%             4.59%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......       0.68%             0.38%(1)
Portfolio turnover rate .................     223.85%               --

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on January 16, 1999, the first day of its Guarantee Period.


                                          See Notes to Financial Statements. 167

AETNA GET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SERIES E
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                             JUNE 15, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO DECEMBER 31, 1999
                                                          --------------------
Net asset value, beginning of period ..................       $  10.00
                                                              --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.10
 Net realized and change in unrealized gain or loss on
 investments...........................................           0.74
                                                              --------
   Total from investment operations ...................           0.84
                                                              --------
LESS DISTRIBUTIONS:
 From net investment income ...........................          (0.07)
                                                              --------
   Total distributions ................................          (0.07)
                                                              --------
Net asset value, end of period ........................       $  10.77
                                                              ========

Total return* .........................................           7.14%#
Net assets, end of period (000's) .....................       $567,679
Ratio of net expenses to average net assets ...........           0.63%(1)
Ratio of net investment income to average net assets ..           2.68%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ...................................           0.64%(1)
Portfolio turnover rate ...............................          51.75%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on September 15, 1999, the first day of its Guarantee Period.


168 See Notes to Financial Statements.

SERIES G
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                           SEPTEMBER 15, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO DECEMBER 31, 1999
                                                          --------------------
Net asset value, beginning of period ..................       $  10.00
                                                              --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................           0.06
 Net realized and change in unrealized gain or loss on
 investments...........................................           0.35
                                                              --------
   Total from investment operations ...................           0.41
                                                              --------
LESS DISTRIBUTIONS:
 From net investment income ...........................          (0.04)
                                                              --------
   Total distributions ................................          (0.04)
                                                              --------
Net asset value, end of period ........................       $  10.37
                                                              ========

Total return* .........................................           2.86%#
Net assets, end of period (000's) .....................       $262,557
Ratio of net expenses to average net assets ...........           0.61%(1)
Ratio of net investment income to average net assets ..           3.45%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ...................................           0.69%(1)
Portfolio turnover rate ...............................          22.19%

(1)   Annualized.

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

# Total return calculation began on December 15, 1999, the first day of its Guarantee Period.


                                          See Notes to Financial Statements. 169

AETNA GET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
SERIES H
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                           DECEMBER 15, 1999
                                                            (COMMENCEMENT OF
                                                              OPERATIONS)
                                                          TO DECEMBER 31, 1999
                                                          --------------------
Net asset value, beginning of period ..................        $10.00
                                                               ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ................................          0.01
 Net realized and change in unrealized gain or loss on
 investments...........................................          0.02
                                                               ------
   Total from investment operations ...................          0.03
                                                               ------
Net asset value, end of period ........................        $10.03
                                                               ======

Total return ..........................................            --++
Net assets, end of period (000's) .....................        $3,733
Ratio of net expenses to average net assets ...........          0.37%(1)
Ratio of net investment income to average net assets ..          4.65%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ...................................         10.60%(1)

(1)   Annualized.

++ GET H is in its Accumulation Period. Total return calculation will begin on March 15, 2000, the first day of its Guarantee Period.


170 See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Aetna GET Fund:

We have audited the accompanying statements of assets and liabilities of Aetna GET Fund, Series C, Series D, Series E, Series G and Series H (collectively the Funds), including the portfolios of investments as of December 31, 1999, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aetna GET Fund, Series C, Series D, Series E, Series G and Series H as of December 31, 1999, results of their operations for the year then ended, changes in their net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP

Hartford, Connecticut
February 4, 2000


                                                                             171